     As filed with the Securities and Exchange Commission on July 30, 2002
                                             Registration No. 33-00488/811-04416

                            =========================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]


                         POST-EFFECTIVE AMENDMENT NO. 64                  [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


                                Amendment No. 63                          [X]


                  Armada Funds (formerly known as "NCC Funds")
               (Exact Name of Registrant as Specified in Charter)

                            One Freedom Valley Drive
                            Oaks, Pennsylvania, 19456
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-622-FUND

                             W. Bruce McConnel, Esq.
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Jacqueline Hummel, Esq.
                               National City Bank
                              National City Center
                                  P.O. Box 5756
                           Cleveland, Ohio 44101-0756

It is proposed that this filing will become effective (check appropriate box):

         [  ] immediately upon filing pursuant to paragraph (b)


         [  ] 60 days after filing pursuant to paragraph (a)(i)

         [X] on October 1, 2002 pursuant to paragraph (a)(i)


         [  ] on (date) pursuant to paragraph (b)

         [  ] 75 days after filing pursuant to paragraph (a)(ii)

         [  ] on (date) pursuant to paragraph (a)(iii) of rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            =========================


The Title of Securities Being Registered . . . . Shares of beneficial interest

                             ARMADA FUNDS PROSPECTUS
                           A, B AND H SHARES (RETAIL)


                                 OCTOBER 1, 2002


                                  EQUITY FUNDS
                                CORE EQUITY FUND
                               EQUITY GROWTH FUND
                                EQUITY INDEX FUND
                            INTERNATIONAL EQUITY FUND
                              LARGE CAP ULTRA FUND
                              LARGE CAP VALUE FUND


                               MID CAP GROWTH FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND

                            SMALL/MID CAP VALUE FUND

                             TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                                    GNMA FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                           U.S. GOVERNMENT INCOME FUND

                               TAX FREE BOND FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                          NATIONAL TAX EXEMPT BOND FUND
                            OHIO TAX EXEMPT BOND FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
         SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS



Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class A, Class B and Class H Shares of the Funds before investing. Armada also offers Class A, Class B and Class H Shares of Armada money market funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                            PAGE
                                                                            ----


ARMADA CORE EQUITY FUND.....................................................
ARMADA EQUITY GROWTH FUND...................................................
ARMADA EQUITY INDEX FUND....................................................
ARMADA INTERNATIONAL EQUITY FUND............................................
ARMADA LARGE CAP ULTRA FUND.................................................
ARMADA LARGE CAP VALUE FUND.................................................
ARMADA MID CAP GROWTH FUND..................................................
ARMADA SMALL CAP GROWTH FUND................................................
ARMADA SMALL CAP VALUE FUND.................................................
ARMADA SMALL/MID CAP VALUE FUND.............................................
ARMADA TAX MANAGED EQUITY FUND..............................................
ARMADA AGGRESSIVE ALLOCATION FUND...........................................
ARMADA BALANCED ALLOCATION FUND.............................................
ARMADA CONSERVATIVE ALLOCATION FUND.........................................
ARMADA BOND FUND............................................................
ARMADA GNMA FUND............................................................
ARMADA INTERMEDIATE BOND FUND...............................................
ARMADA LIMITED MATURITY BOND FUND...........................................
ARMADA TOTAL RETURN ADVANTAGE FUND..........................................
ARMADA U.S. GOVERNMENT INCOME FUND..........................................
ARMADA MICHIGAN MUNICIPAL BOND FUND.........................................
ARMADA NATIONAL TAX EXEMPT BOND FUND........................................
ARMADA OHIO TAX EXEMPT BOND FUND............................................
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND.....................................

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES......................
MORE INFORMATION ABOUT FUND INVESTMENTS.....................................
INVESTOR PROFILES...........................................................
INVESTMENT ADVISER AND INVESTMENT TEAMS.....................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES..............................
DIVIDENDS AND TAXES.........................................................
FINANCIAL HIGHLIGHTS........................................................

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ARMADA CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks of
                                                 large cap companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1998           1999        2000        2001
31.99%         19.72%      1.45%     -14.49%


Best Quarter               25.04%           (12/31/98)
Worst Quarter             -15.44%           (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




-------------------------------------------------------------------------------------------------------------------

CLASS A SHARES                                                  1 YEAR       SINCE INCEPTION     DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Core Equity Fund                                                                            8/1/97

   Returns Before Taxes                                         -19.18%           6.69%

   Returns After Taxes on Distributions                          ____%            ____%

   Returns After Taxes on Distributions and Sale of Fund
   Shares                                                        ____%            ____%
S&P 500 Composite Stock Price Index(1)                                                              Since
(reflects no deduction for fees, expenses or taxes)             -11.88%           5.69%            7/31/97
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                                                  1 YEAR       SINCE INCEPTION    DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Core Equity Fund                                         -19.18%           6.96%            1/6/98

S&P 500 Composite Stock Price Index(1)                                                              Since
(reflects no deduction for fees, expenses or taxes)             -11.88%           5.69%           12/31/97
-------------------------------------------------------------------------------------------------------------------




(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.



FUND FEES AND EXPENSES


See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA EQUITY GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented
                                                 common stocks of large cap
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



CALENDAR YEAR TOTAL RETURNS

1992           1993        1994       1995        1996        1997        1998       1999        2000         2001
6.05%         -0.47%      -0.94%     28.51%      19.98%      36.34%      28.74%     22.66%      -5.48%      -16.53%

Best Quarter               22.85%           (12/31/98)
Worst Quarter             -16.15%           (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE         DATE OF
CLASS A SHARES                             1 YEAR        5 YEARS        10 YEARS       INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Equity Growth Fund                                                                           4/15/91

   Returns Before Taxes                   -21.12%         9.92%          9.98%          10.65%

   Returns After Taxes on
   Distributions                           ____%          ____%          ____%           ____%

   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                                  ____%          ____%          ____%           ____%

S&P 500 Composite Stock Price Index(5)
(reflects no deduction for fees,                                                                       Since
expenses or taxes)                       -11.88%         10.70%         12.43%          13.34%        3/31/91
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                         SINCE         DATE OF
CLASS B SHARES                             1 YEAR        5 YEARS        10 YEARS       INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Equity Growth Fund                 -21.24%          N/A            N/A           4.57%          1/6/98
S&P 500 Composite Stock Price Index(5)
(reflects no deduction for fees,                                                                        Since
expenses or taxes)                        -11.88%          N/A            N/A           5.67%          7/31/97
-------------------------------------------------------------------------------------------------------------------



(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES


See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA EQUITY INDEX FUND

FUND SUMMARY

INVESTMENT GOAL                                  To approximate, before
                                                 Fund expenses, the investment
                                                 results of the S&P 500
                                                 Composite Stock Price Index

PRINCIPAL INVESTMENT STRATEGY                    Investing in stocks that
                                                 comprise the S&P 500 Composite
                                                 Stock Price Index

PRINCIPAL RISKS                                  Market risk, tracking error
                                                 risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

   1999           2000         2001
  20.28%         -9.45%      -12.47%

Best Quarter                14.65%          (12/31/99)
Worst Quarter              -14.84%          (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
                                                                          SINCE               DATE OF
CLASS A SHARES                                        1 YEAR            INCEPTION            INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Equity Index Fund                                                                  10/15/98

   Returns Before Taxes                               -15.73%            2.39%

   Returns After Taxes on Distributions                ____%             ____%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                                 ____%             ____%

S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses or
taxes)                                                -11.88%            2.90%          Since 10/15/98
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                    SINCE INCEPTION     DATE OF INCEPTION
CLASS B SHARES                                        1 YEAR
-------------------------------------------------------------------------------------------------------------------
Armada Equity Index Fund                              -17.44%           -11.77%             1/4/00

S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses or
taxes)                                                -11.88%           -9.46%           Since 1/4/00
-------------------------------------------------------------------------------------------------------------------





(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


FUND FEES AND EXPENSES


See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks of
                                                 issuers located in at least
                                                 three foreign countries

PRINCIPAL RISKS                                  Market risk, foreign risk,
                                                 multi-national companies risk,
                                                 country risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1998             1999           2000          2001
19.53%          49.71%        -17.09%       -25.52%

Best Quarter               36.05%           (12/31/99)
Worst Quarter             -17.80%           (9/30/01)



The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EAFE Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
                                                                             SINCE           DATE OF
CLASS A SHARES                                         1 YEAR             INCEPTION         INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada International Equity Fund                                                           8/1/97

   Returns Before Taxes                                -29.60%            -0.69%

   Returns After Taxes on Distributions                 ____%             ____%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                                  ____%             ____%

MSCI EAFE Index(1)
(reflects no deduction for fees, expenses or
taxes)                                                 -21.44%           -1.74%          Since 7/31/97
-------------------------------------------------------------------------------------------------------------------


                                                                           SINCE            DATE OF
CLASS B SHARES                                         1 YEAR            INCEPTION         INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada International Equity Fund                       -29.75%            1.14%             1/6/98

MSCI EAFE Index(1)
(reflects no deduction for fees, expenses or
taxes)                                                 -21.44%            0.67%         Since 12/31/97
-------------------------------------------------------------------------------------------------------------------




(1) The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.



FUND FEES AND EXPENSES


See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP ULTRA FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented
                                                 common stocks of large cap
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1997             1998        1999         2000         2001
28.76%          42.37%      28.53%      -17.03%      -23.08%

Best Quarter                25.49%          (12/31/98)
Worst Quarter              -21.10%          (3/31/01)



The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500/Barra Growth Index and the Russell 1000 Growth Index, after taking into account applicable sales charges for the Fund. The Fund has changed its benchmark index to the Russell 1000 Growth Index because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Growth
Index. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
                                                                                   SINCE          DATE OF
CLASS A SHARES                                      1 YEAR       5 YEARS         INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                                                       2/1/96

   Returns Before Taxes                            -27.28%        7.28%           9.31%

   Returns After Taxes on Distributions             ____%         ____%           ____%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                              ____%         ____%           ____%

S&P 500/Barra Growth Index(1)
(reflects no deduction for fees, expenses or                                                     Since
taxes)                                             -12.73%        11.10%         12.63%         1/31/96

Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses or                                                      Since
taxes)                                             -20.42%        8.27%          10.15%          1/31/96
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                 SINCE            DATE OF
CLASS B SHARES                                      1 YEAR       5 YEARS        INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                        -27.46%        7.44%          9.58%           2/1/96

S&P 500/Barra Growth Index(1)
(reflects no deduction for fees, expenses or                                                     Since
taxes)                                             -12.73%        11.10%         12.63%         1/31/96

Russell 1000 Growth Index(2)
(reflects no deduction for fees, expenses or                                                     Since
taxes)                                             -20.42%        8.27%          10.15%         1/31/96
-------------------------------------------------------------------------------------------------------------------




(1) The S&P 500/Barra Growth Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a higher than average price-to-book ratio.
(2) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of large cap
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

 1995          1996        1997      1998         1999        2000        2001
27.37%        17.89%      28.87%     9.77%       -0.25%      11.30%      -4.05%

Best Quarter                12.50%          (6/30/97)
Worst Quarter              -10.77%          (9/30/01)



The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500/Barra Value Index and the Russell 1000 Value Index, after taking into account applicable sales charges for the Fund. The Fund has changed its benchmark index to the Russell 1000 Value Index because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Value Index. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
                                                                                 SINCE          DATE OF
CLASS A SHARES                                     1 YEAR       5 YEARS        INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                                                                  8/22/94

   Returns Before Taxes                            -9.35%        7.33%          10.58%

   Returns After Taxes on Distributions             ____%        ____%           ____%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                              ____%        ____%           ____%

S&P 500/Barra Value Index(1)
(reflects no deduction for fees, expenses or
taxes)                                            -11.71%        9.49%          13.42%      Since 8/31/94

Russell 1000 Value Index(2)
(reflects no deduction for fees, expenses or
taxes)                                             -5.60%       11.13%          14.58%      Since 8/31/94
-------------------------------------------------------------------------------------------------------------------


                                                                                SINCE            DATE OF
CLASS B SHARES                                     1 YEAR       5 YEARS       INCEPTION         INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                        -9.30%         N/A            2.96%           1/6/98

S&P 500/Barra Value Index(1)
(reflects no deduction for fees, expenses or
taxes)                                            -11.71%         N/A            4.90%       Since 12/31/97

Russell 1000 Value Index(2)
(reflects no deduction for fees, expenses or
taxes)                                             -5.60%         N/A            5.82%       Since 12/31/97
-------------------------------------------------------------------------------------------------------------------


(1) The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a lower than median market capitalization weighted price-to-book ratio.
(2) The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented
                                                 common stocks of medium-sized
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

 1992          1993        1994       1995        1996        1997        1998       1999        2000         2001
15.22%        12.90%      -5.43%     29.58%      18.53%      11.60%      11.04%     45.47%      -8.11%      -19.17%

Best Quarter               34.98%           (12/31/99)
Worst Quarter             -27.16%           (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell Midcap Growth Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
                                                                                      SINCE         DATE OF
CLASS A SHARES                              1 YEAR      5 YEARS      10 YEARS       INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund                                                                           10/31/88

   Returns Before Taxes                    -23.64%       4.82%         9.11%         11.09%

   Returns After Taxes on Distributions      ____%       ____%         ____%          ____%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                   ____%       ____%         ____%          ____%

Russell Midcap Growth Index(1)
(reflects no deduction for fees,                                                                       Since
expenses or taxes)                         -20.15%       9.02%        11.10%         13.54%          10/31/88
-------------------------------------------------------------------------------------------------------------------


                                                                                     SINCE          DATE OF
CLASS B SHARES                              1 YEAR      5 YEARS      10 YEARS       INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund                 -23.66%       5.17%          N/A           8.19%          2/4/94

Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                         -20.15%       9.02%          N/A          11.16%       Since 1/31/94
-------------------------------------------------------------------------------------------------------------------


(1) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1000 U.S. companies based on market capitalization.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented
                                                 common stocks of small cap
                                                 companies

PRINCIPAL RISKS                                  Market risk, small companies
                                                 risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1998            1999         2000         2001
7.28%          35.63%      -15.19%       -8.27%

Best Quarter            36.11%         (12/31/99)
Worst Quarter          -25.82%         (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 2000 Growth Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR          SINCE INCEPTION        DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                                               8/1/97
   Returns Before Taxes                       -13.32%              3.14%
   Returns After Taxes on Distributions        ____%               ____%
   Returns After Taxes on Distributions
   and Sale of Fund Shares                     ____%               ____%
Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                            -9.23%               0.92%               Since 7/31/97
-------------------------------------------------------------------------------------------------------------------


CLASS B SHARES                                1 YEAR          SINCE INCEPTION        DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                  -13.52%              1.86%                  1/6/98

Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                            -9.23%               0.49%              Since 12/31/97
-------------------------------------------------------------------------------------------------------------------



(1) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.




FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of small cap
                                                 companies

PRINCIPAL RISKS                                  Market risk, small companies
                                                 risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth-values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

 1995          1996        1997       1998       1999         2000        2001
18.41%        22.32%      32.05%     -7.64%      7.65%       33.22%      17.03%

Best Quarter              19.22%       (12/31/01)
Worst Quarter            -17.92%        (9/30/98)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 2000 Value Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
                                                                            SINCE            DATE OF
CLASS A SHARES                              1 YEAR      5 YEARS          INCEPTION          INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                                                                 8/15/94

   Returns Before Taxes                     10.61%      14.11%           15.67%

   Returns After Taxes on Distributions     ____%        ____%           ____%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                  ____%        ____%           ____%

Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                          14.02%      11.21%           13.69%          Since 7/31/94
-------------------------------------------------------------------------------------------------------------------


                                                                         SINCE               DATE OF
CLASS B SHARES                              1 YEAR      5 YEARS        INCEPTION            INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                 11.25%        N/A            10.47%              1/6/98

Russell 2000 Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                          14.02%        N/A            6.59%           Since 12/31/97
-------------------------------------------------------------------------------------------------------------------



(1) The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY


INVESTMENT GOAL                                  Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of small cap and
                                                 mid cap companies

PRINCIPAL RISKS                                  Market risk, smaller companies
                                                 risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation, while
                                                 minimizing the impact of taxes

PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks
                                                 using strategies designed to
                                                 minimize the impact of taxes

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The performance of the Armada Tax Managed Equity Fund for the periods prior to May 11, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the Tax Managed Equity Fund's commencement of operations on May 11, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS


1992          1993         1994       1995        1996        1997        1998       1999        2000        2001
6.89%         1.20%       -1.85%     29.51%      20.64%      39.06%      37.25%     18.77%      -2.47%      -12.87%

Best Quarter              23.02%       (12/31/98)
Worst Quarter            -15.02%       (3/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE          DATE OF
CLASS A SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                                                          6/30/84

   Returns Before Taxes                      -17.69%      12.74%        11.69%          14.49%

   Returns After Taxes on Distributions       ____%        ____%         ____%          ____%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                    ____%        ____%         ____%          ____%

S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees,                                                                         Since
expenses or taxes)                           -11.88%      10.70%        12.93%         15.27%           6/30/84
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                                                          SINCE          DATE OF
CLASS B SHARES                                 1 YEAR       5 YEARS       10 YEARS      INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                 17.82%        N/A           N/A           3.39%          5/4/98

S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses
or taxes)                                     -11.88%        N/A           N/A           2.20%          4/30/98
-------------------------------------------------------------------------------------------------------------------




(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)



                                             CORE EQUITY FUND                      EQUITY GROWTH FUND

                                        CLASS A    CLASS B    CLASS H         CLASS A    CLASS B     CLASS H

Maximum Total Sales Charge (Load)          5.50%      5.00%      2.00%           5.50%      5.00%       2.00%
--------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)          5.50%(1)   None       1.00%           5.50%(1)   None        1.00%
--------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None       5.00%(2)   1.00%(3)        None       5.00%(2)    1.00%(3)
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None       None       None            None       None        None
--------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None       None       None            None       None        None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                               None       None       None            None       None        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                   0.75%      0.75%      0.75%           0.75%      0.75%      0.75%
--------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                               0.10%      0.75%      0.75%           0.10%      0.75%      0.75%
--------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)           0.25%      0.25%      0.25%           0.25%      0.25%      0.25%
--------------------------------------------------------------------------------------------------------------

   Other                                       %          %          %               %          %          %
--------------------------------------------------------------------------------------------------------------
Total Other Expenses                           %          %          %               %          %          %
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                          %          %          %               %          %           %
--------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                             EQUITY INDEX FUND                 INTERNATIONAL EQUITY FUND

                                        CLASS A    CLASS B    CLASS H         CLASS A    CLASS B    CLASS H
Maximum Total Sales Charge (Load)         3.75%      5.00%      2.00%           5.50%      5.00%      2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)         3.75%(1)   None       1.00%           5.50%(1)   None       1.00%
--------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None      5.00%(2)   1.00%(3)        None        5.00%(2)  1.00%(3_
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None       None       None            None       None       None
--------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None       None       None            None       None       None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                               None       None       None            None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                  0.35%      0.35%      0.35%           1.15%      1.15%      1.15%
--------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                              0.10%      0.75%      0.75%           0.10%      0.75%      0.75%
--------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)           0.25%      0.25%      0.25%           0.25%      0.25%      0.25%
--------------------------------------------------------------------------------------------------------------

   Other                                      %          %          %               %          %          %
--------------------------------------------------------------------------------------------------------------
Total Other Expenses                          %          %          %               %          %          %
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                         %          %          %               %          %            %
--------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                           LARGE CAP ULTRA FUND                  LARGE CAP VALUE FUND

                                        CLASS A    CLASS B    CLASS H         CLASS A    CLASS B    CLASS H
Maximum Total Sales Charge (Load)           5.50%      5.00%      2.00%           5.50%      5.00%        2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           5.50%(1)   None       1.00%           5.50%(1)   None         1.00%
--------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                            None       5.00%(2)   1.00%(3)        None      5.00%(2)      1.00%(3)
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None       None       None            None       None         None
--------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)             None       None       None            None       None         None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                                None       None       None            None       None         None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                    0.75%      0.75%      0.75%           0.75%      0.75%        0.75%
--------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.10%      0.75%      0.75%           0.10%      0.75%        0.75%
--------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)            0.25%      0.25%      0.25%           0.25%      0.25%        0.25%
--------------------------------------------------------------------------------------------------------------


   Other                                        %          %          %               %          %            %
--------------------------------------------------------------------------------------------------------------
Total Other Expenses                            %          %          %               %          %            %
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                           %          %          %               %          %           %
--------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                                MID CAP GROWTH FUND                  SMALL CAP GROWTH FUND

                                           CLASS A    CLASS B    CLASS H        CLASS A    CLASS B      CLASS H
Maximum Total Sales Charge
(Load)                                      5.50%      5.00%      2.00%           5.50%      5.00%        2.00%
    Maximum Sales Charge
    (Load) Imposed on
    Purchases (as
    percentage of offering                  5.50%(1)   None       1.00%           5.50%(1)   None         1.00%
------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales
    Charge (Load) (as
    percentage of net asset                 None       5.00%(2)   1.00%(3)        None       5.00%(2)     1.00%(3)
    value)
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other
Distributions (as a
percentage of offering                      None       None       None            None       None         None
price)
------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                    None       None       None            None       None         None
------------------------------------------------------------------------------------------------------------------
Exchange Fee                                None       None       None            None       None         None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                    1.00%      1.00%      1.00%           1.00%      1.00%        1.00%
------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.10%      0.75%      0.75%           0.10%      0.75%        0.75%
------------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)            0.25%      0.25%      0.25%           0.25%      0.25%        0.25%
------------------------------------------------------------------------------------------------------------------
   Other                                        %          %          %               %         %             %
------------------------------------------------------------------------------------------------------------------
Total Other Expenses                            %          %          %               %         %             %
------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                           %          %          %               %         %             %
------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)



                                               SMALL CAP VALUE FUND                SMALL/MID CAP VALUE FUND

                                           CLASS A    CLASS B    CLASS H         CLASS A    CLASS B   CLASS H
Maximum Total Sales Charge
(Load)                                      5.50%      5.00%      2.00%           5.50%      5.00%     2.00%
    Maximum Sales Charge
    (Load) Imposed on
    Purchases (as
    percentage of offering                  5.50%(1)   None       1.00%           5.50%(1)   None      1.00%
    price)
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales
    Charge (Load) (as
    percentage of net asset value)          None       5.00%(2)   1.00%(3)        None       5.00%(2)  1.00%(3)
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other
Distributions (as a
percentage of offering price)               None       None       None            None       None      None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                    None       None       None            None       None      None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                None       None       None            None       None      None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                    1.00%      1.00%      1.00%           1.00%      1.00%     1.00%
------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.10%      0.75%      0.75%           0.10%      0.75%     0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)            0.25%      0.25%      0.25%           0.25%      0.25%     0.25%
------------------------------------------------------------------------------------------------------------
   Other                                        %          %          %               %(6)       %(6)      %(6)
------------------------------------------------------------------------------------------------------------
Total Other Expenses                            %          %          %               %          %         %
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                           %          %          %               %          %         %
------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                            TAX MANAGED EQUITY FUND

                                         CLASS A    CLASS B    CLASS H
Maximum Total Sales Charge (Load)           5.50%      5.00%      2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           5.50%(1)   None      1.00%
---------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                            None       5.00%(2)   1.00%(3)
---------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                             None       None       None
---------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)             None       None       None
---------------------------------------------------------------------------
Exchange Fee                                None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                    0.75%      0.75%      0.75%
---------------------------------------------------------------------------
Distribution
(12b-1) Fees                                0.10%      0.75%      0.75%
---------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------
   Shareholder Servicing Fees(4)            0.25%      0.25%      0.25%

---------------------------------------------------------------------------
   Other                                        %          %         %
---------------------------------------------------------------------------
Total Other Expenses                            %          %         %
---------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                           %          %         %

---------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."
(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
(4) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(5) During the last fiscal year, Distribution (12b-1) Fees were limited to no more than 0.05% for Class A Shares of each Fund (0.005% for the Equity Index
    Fund). In addition, the Adviser waived a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                         TOTAL         TOTAL         TOTAL
                                          ADVISORY      EXPENSES      EXPENSES      EXPENSES
  FUND                                      FEES        (CLASS A)    (CLASS B)     (CLASS H)

  Core Equity Fund                         _____%        _____%        _____%       _____%
  Equity Growth Fund                       _____%        _____%        _____%       _____%
  Equity Index Fund                        _____%        _____%        _____%       _____%
  International Equity Fund                _____%        _____%        _____%       _____%
  Large Cap Ultra Fund                     _____%        _____%        _____%       _____%
  Large Cap Value Fund                     _____%        _____%        _____%       _____%
  Mid Cap Growth Fund                      _____%        _____%        _____%       _____%
  Small Cap Growth Fund                    _____%        _____%        _____%       _____%
  Small Cap Value Fund                     _____%        _____%        _____%       _____%
  Tax Managed Equity Fund                  _____%        _____%        _____%       _____%

The Small/Mid Cap Value Fund was not in operation during the last fiscal year.

During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than _____% for Class A Shares of each Fund (______% for the Equity Index Fund). In addition, the Adviser expects to continue waiving a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                                           TOTAL          TOTAL          TOTAL
                                          ADVISORY       EXPENSES        EXPENSES       EXPENSES
  FUND                                      FEES         (CLASS A)      (CLASS B)      (CLASS H)

  Core Equity Fund                         _____%         _____%         _____%         _____%

  Equity Growth Fund                       _____%         _____%         _____%         _____%

  Equity Index Fund                        _____%         _____%         _____%         _____%

  International Equity Fund                _____%         _____%         _____%         _____%

  Large Cap Ultra Fund                     _____%         _____%         _____%         _____%

  Large Cap Value Fund                     _____%         _____%         _____%         _____%

  Mid Cap Growth Fund                      _____%         _____%         _____%         _____%

  Small Cap Growth Fund                    _____%         _____%         _____%         _____%

  Small Cap Value Fund                     _____%         _____%         _____%         _____%

  Small/Mid Cap Value Fund                 _____%         _____%         _____%         _____%

  Tax Managed Equity Fund                  _____%         _____%         _____%         _____%


   These fee limitations and waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

(6)Other expenses for the Small/Mid Cap Value Fund are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                        1 YEAR              3 YEARS              5 YEARS              10 YEARS
                                        ------              -------              -------              --------
CORE EQUITY FUND
    Class A Shares                        $                    $                     $                  $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
    Class A Shares                        $                    $                     $                  $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
    Class A Shares                        $                    $                     $                  $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
    Class A Shares                        $                    $                     $                  $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
LARGE CAP ULTRA FUND
    Class A Shares                        $                    $                     $                  $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
    Class A Shares                        $                    $                     $                  $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------




                                        1 YEAR              3 YEARS              5 YEARS              10 YEARS
                                        ------              -------              -------              --------
MID CAP GROWTH FUND
    Class A Shares                        $                    $                     $                  $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
    Class A Shares                        $                    $                     $                  $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
    Class A Shares                        $                    $                     $                  $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP VALUE FUND
    Class A Shares                         $                     $                    N/A                  N/A
    Class B Shares(1)                                                                 N/A                  N/A
    Class B Shares(2)                                                                 N/A                  N/A
    Class H Shares(1)                                                                 N/A                  N/A
    Class H Shares(2)                                                                 N/A                  N/A
--------------------------------------------------------------------------------------------------------------------
TAX MANAGED EQUITY FUND
    Class A Shares                        $                    $                     $                  $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------



(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation with
                                                 current income as a secondary
                                                 objective

PRINCIPAL INVESTMENT STRATEGY                    Investing in a combination of
                                                 Underlying Armada Funds that,
                                                 in turn, invest primarily in
                                                 U.S. and foreign common stocks
                                                 and, to a lesser extent, in
                                                 investment-grade fixed income
                                                 securities and cash equivalents

PRINCIPAL RISKS                                  Market risk, foreign risk,
                                                 interest rate risk, credit
                                                 risk, prepayment/extension
                                                 risk, allocation risk, small
                                                 companies risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page __.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.

The performance of Class A Shares, Class B Shares and Class H Shares will differ due to differences in expenses.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY


INVESTMENT GOAL                                  Long-term capital appreciation
                                                 and current income

PRINCIPAL INVESTMENT STRATEGY                    Investing in a diversified
                                                 portfolio of common stocks,
                                                 investment grade fixed income
                                                 securities and cash equivalents
                                                 with varying asset allocations
                                                 depending on the Adviser's
                                                 assessment of market conditions

PRINCIPAL RISKS                                  Market risk, allocation risk,
                                                 small companies risk, foreign
                                                 risk, interest rate risk,
                                                 credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.


The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.



CALENDAR YEAR TOTAL RETURNS

 1999         2000         2001
14.97%        1.51%       -7.03%

Best Quarter               16.10%   (12/31/99)
Worst Quarter             -10.18%   (9/30/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index, the S&P 500 Composite Stock Price Index and the Balanced Allocation Hybrid Benchmark Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




---------------------------------------------------------------------------------------------------------
                                                                            SINCE        DATE OF
CLASS A SHARES                                           1 YEAR           INCEPTION     INCEPTION
---------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                                          7/31/98

   Returns Before Taxes                                 -11.51%           3.39%

   Returns After Taxes on Distributions                  ____%            ____%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                        ____%            ____%

Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)      8.42%           6.81%         Since 7/31/98

S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)    -11.88%           2.02%         Since 7/1/98

Balanced Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)     -3.72%           4.40%         Since 7/31/98


---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                                                         SINCE              DATE OF
CLASS B SHARES                                           1 YEAR        INCEPTION           INCEPTION
---------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                         -12.19%          3.57%            11/11/98

Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)      8.42%           6.23%         Since 10/31/98

S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)    -11.88%           2.68%         Since 10/31/98

Balanced Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)     -3.72%           4.47%         Since 10/31/98
---------------------------------------------------------------------------------------------------------





(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.
(3) The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income and moderate
                                                 capital appreciation consistent
                                                 with preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in a combination of
                                                 Underlying Armada Funds that,
                                                 in turn, invest primarily in
                                                 investment-grade fixed income
                                                 securities and, to a lesser
                                                 extent, in U.S. and foreign
                                                 common stocks and cash
                                                 equivalents

PRINCIPAL RISKS                                  Market risk, foreign risk,
                                                 interest rate risk, credit
                                                 risk, prepayment/extension
                                                 risk, allocation risk, small
                                                 companies risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES


The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page ___.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.

The performance of Class A Shares, Class B Shares and Class H Shares will differ due to differences in expenses.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                        AGGRESSIVE ALLOCATION FUND             BALANCED ALLOCATION FUND

                                        CLASS A    CLASS B    CLASS H         CLASS A    CLASS B    CLASS H
Maximum Total Sales Charge (Load)          4.75%      5.00%      2.00%           4.75%      5.00%      2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)          4.75%(1)   None       1.00%          4.75%(1)       None    1.00%
------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None       5.00%(2)   1.00%(3)        None       5.00%(2)   1.00%(3)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None       None       None            None       None       None
------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None       None       None            None       None       None
------------------------------------------------------------------------------------------------------------
Exchange Fee                               None       None       None            None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                   0.25%      0.25%      0.25%           0.75%      0.75%      0.75%
------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                               0.10%      0.65%      0.65%           0.10%      0.75%      0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)           0.25%      0.25%      0.25%           0.25%      0.25%      0.25%
------------------------------------------------------------------------------------------------------------


   Other                                       %          %          %               %          %         %
------------------------------------------------------------------------------------------------------------
Total Other Expenses                           %          %          %               %          %         %
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                          %          %          %               %          %         %
------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses              %(6)       %(6)       %(6)         N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect
Expenses                                       %(6)       %(6)       %(6)         N/A        N/A        N/A
------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                        CONSERVATIVE ALLOCATION FUND

                                        CLASS A    CLASS B     CLASS H

Maximum Total Sales Charge (Load)          4.75%      5.00%      2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)          4.75%(1)   None       1.00%
--------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None      5.00%(2)    1.00%(3)
--------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)
                                           None       None        None
--------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)
                                           None       None        None
--------------------------------------------------------------------------
Exchange Fee                               None       None        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                   0.25%      0.25%      0.25%
--------------------------------------------------------------------------
Distribution
(12b-1) Fees                               0.10%      0.65%      0.65%
--------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------
   Shareholder Servicing Fees(4)           0.25%      0.25%      0.25%
--------------------------------------------------------------------------
   Other                                       %          %          %
--------------------------------------------------------------------------
Total Other Expenses                           %          %          %
--------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                          %          %          %
--------------------------------------------------------------------------
Indirect Underlying Fund Expenses
                                               %(6)       %(6)       %(6)

--------------------------------------------------------------------------
Total Fund Operating and Indirect
Expenses                                       %(6)       %(6)       %(6)


(1) This sales charge varies depending upon how much you invest. See "Sales Charges."
(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
(4) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(5) During the last fiscal year, Distribution (12b-1) Fees were limited to no more than 0.05% for Class A Shares of each Fund. In addition, the Adviser waived its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:



                                            TOTAL     TOTAL      TOTAL
                                ADVISORY  EXPENSES  EXPENSES    EXPENSES
  FUND                            FEES    (CLASS A) (CLASS B)  (CLASS H)

  Aggressive Allocation Fund      _____%    _____%    _____%    _____%

  Balanced Allocation Fund        _____%    _____%    _____%    _____%

  Conservative Allocation Fund    _____%    _____%    _____%    _____%

   During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than _____% for Class A Shares of each Fund. In addition, the Adviser expects to continue waiving its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:





                                             TOTAL      TOTAL    TOTAL
                                ADVISORY   EXPENSES   EXPENSES EXPENSES
  FUND                            FEES    (CLASS A)  (CLASS B) (CLASS H)

  Aggressive Allocation Fund      _____%    _____%    _____%    _____%

  Balanced Allocation Fund        _____%    _____%    _____%    _____%

  Conservative Allocation Fund    _____%    _____%    _____%    _____%


   These fee limitations and waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

(6)Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from ____% to ____% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.


   The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:


                                                                  Aggressive            Conservative
                                                                Allocation Fund         Allocation Fund
      Large Cap Ultra Fund                                           ____%                  ____%
      Large Cap Value Fund                                           ____%                  ____%
      International Equity Fund                                      ____%                  ____%
      Small Cap Growth Fund                                          ____%                  ____%
      Small Cap Value Fund                                           ____%                  ____%
      Bond Fund                                                      ____%                  ____%
      Intermediate Bond Fund                                         ____%                  ____%
      Money Market Fund                                              ____%                  ____%




   The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.


   Total Fund Operating and Indirect Expenses (after fee and waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:

                                                               CLASS A      CLASS B      CLASS H
      Aggressive Allocation Fund                                ____%        ____%        ____%

      Conservative Allocation Fund                              ____%        ____%        ____%


   Total Fund Operating and Indirect Expenses (after fee limitations and waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:

                                                               CLASS A      CLASS B      CLASS H
      Aggressive Allocation Fund                                ____%        ____%        ____%

      Conservative Allocation Fund                              ____%        ____%        ____%



For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:



                                                 1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                 ------           -------           -------           --------
AGGRESSIVE ALLOCATION FUND*
    Class A Shares                                   $                $              $                $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
    Class A Shares                                   $                $               $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*
    Class A Shares                                   $                $              $                $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------



* The examples for the Armada Aggressive Allocation Fund and Armada Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.
(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in a diversified
                                                 portfolio of investment grade
                                                 fixed income securities, which
                                                 maintains a dollar-weighted
                                                 average maturity of between
                                                 four and twelve years

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, prepayment/extension
                                                 risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1992          1993         1994       1995       1996        1997        1998        1999       2000        2001
6.30%         9.84%       -3.68%     17.13%      3.11%       9.12%       7.27%      -2.04%      7.30%       7.26%

Best Quarter               6.11%            (6/30/95)
Worst Quarter             -2.61%            (3/31/94)



The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE          DATE OF
CLASS A SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                                                                                   10/31/88

  Returns Before Taxes                        2.19%        4.67%         5.49%          6.71%

  Return After Taxes on Distributions         ----%        ----%         ----%          ----%

  Returns After Taxes on Distributions
  and Sale of Fund Shares                     ----%        ----%         ----%          ----%

Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,                                                                    Since
expenses or taxes)                            8.42%        7.43%         7.23%          8.36%      10/31/88
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE          DATE OF
CLASS B SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION       INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                              1.51%        4.60%          N/A           4.77%          2/4/94

Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                            8.42%        7.43%          N/A           6.79%      Since 1/31/94
-------------------------------------------------------------------------------------------------------------------


(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA GNMA FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in mortgage-backed
                                                 securities guaranteed by the
                                                 Government National Mortgage
                                                 Association (GNMA)

PRINCIPAL RISKS                                  Market risk,
                                                 prepayment/extension risk,
                                                 interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.


In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.



This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1997          1998        1999        2000        2001
9.03%         6.34%       0.56%      10.17%       6.85%

Best Quarter               4.05%            (6/30/97)
Worst Quarter             -0.88%            (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman GNMA Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.





----------------------------------------------------------------------------------------------------------------
                                                                                   SINCE         DATE OF
CLASS A SHARES                                         1 YEAR       5 YEARS      INCEPTION      INCEPTION

----------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                                                                 9/11/96

  Returns Before Taxes                                  1.75%        5.50%          5.98%

  Return After Taxes on Distributions                   ____%        ____%          ____%

  Returns After Taxes on Distributions and Sale of
  Fund Shares                                           ____%        ____%          ____%

Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)     8.23%        7.50%          7.93%      Since 8/31/96
----------------------------------------------------------------------------------------------------------------


                                                                                    SINCE         DATE OF
CLASS B SHARES                                         1 YEAR       5 YEARS       INCEPTION      INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                        1.11%         N/A           5.94%           8/11/99

Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)     8.23%         N/A           8.83%        Since 7/31/99
----------------------------------------------------------------------------------------------------------------


(1) The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in investment grade
                                                 fixed income securities, while
                                                 maintaining a dollar-weighted
                                                 average maturity of between
                                                 three and ten years

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, prepayment/extension
                                                 risk, credit risk, foreign risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1992           1993        1994       1995        1996        1997       1998         1999       2000       2001
6.91%         10.18%      -4.78%     15.39%       2.77%       6.67%      7.44%       -0.37%      6.52%      7.60%

Best Quarter               5.33%            (6/30/95)
Worst Quarter             -3.34%            (3/31/94)




The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Intermediate U.S. Government/Credit Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.





---------------------------------------------------------------------------------------------------------------------
                                                                                        SINCE           DATE OF
CLASS A SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                                                                       4/15/91

   Returns Before Taxes                      2.45%        4.51%          5.18%          5.90%

   Returns After Taxes on Distributions      ____%         ____%         ____%          ____%


   Returns After Taxes on Distributions
   and Sale of Fund Shares                   ____%         ____%         ____%          ____%

Lehman Intermediate U.S.
Government/Credit Index(1)
(reflects no deduction for fees,
expenses or taxes)                           8.98%         7.09%         6.81%          7.43%         Since 3/31/91
---------------------------------------------------------------------------------------------------------------------


                                                                                        SINCE           DATE OF
CLASS B SHARES                               1 YEAR       5 YEARS      10 YEARS       INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                1.95%        N/A           N/A            3.66%            1/6/98

Lehman Intermediate U.S.

Government/Credit Index(1)

(reflects no deduction for fees,                                                                           Since
expenses or taxes)                           8.98%        N/A           N/A            6.90%             12/31/97
---------------------------------------------------------------------------------------------------------------------





(1) The Lehman Intermediate U.S. Government/Credit Index is an unmanaged index which is representative of intermediate-term bonds.



FUND FEES AND EXPENSES


See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in investment grade
                                                 fixed income securities, while
                                                 maintaining a dollar-weighted
                                                 average maturity of between one
                                                 and five years

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, prepayment/extension
                                                 risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001
7.60%         5.18%       6.33%      6.58%       3.15%       4.39%       9.03%

Best Quarter               3.59%            (3/31/01)
Worst Quarter             -0.34%            (12/31/00)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Merrill Lynch 1-3 Year U.S. Corporate/Government Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




---------------------------------------------------------------------------------------------------------------
                                                                                SINCE           DATE OF
CLASS A SHARES                                       1 YEAR       5 YEARS     INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                                               9/9/94

   Returns Before Taxes                              6.08%         5.30%          5.52%

   Returns After Taxes on Distributions              ____%         ____%           ____%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                               ____%         ____%           ____%

Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(1)
(reflects no deduction for fees, expenses or
taxes)                                               8.71%         6.73%         6.74%         Since 8/31/94
---------------------------------------------------------------------------------------------------------------


                                                                                 SINCE           DATE OF
CLASS B SHARES                                       1 YEAR       5 YEARS      INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                    3.13%        N/A             3.95%            8/11/99

Merrill Lynch 1-3 Year U.S.

Corporate/Government Index(1)
(reflects no deduction for fees, expenses or
taxes)                                               8.71%        N/A             7.61%         Since 7/31/99
---------------------------------------------------------------------------------------------------------------



(1) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in investment grade
                                                 fixed income securities, while
                                                 maintaining an average
                                                 dollar-weighted maturity of
                                                 between four and twelve years

PRINCIPAL RISKS                                  Market risk, credit risk,
                                                 interest rate risk,
                                                 prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998         1999        2000       2001
18.37%        2.86%       8.54%      8.68%       -3.21%      12.33%      7.01%

Best Quarter               6.28%            (6/30/95)
Worst Quarter              -2.58%           (3/31/96)



The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Government/Credit Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




---------------------------------------------------------------------------------------------------------------
                                                                                     SINCE         DATE OF
CLASS A SHARES                                         1 YEAR        5 YEARS       INCEPTION      INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                                               9/6/94

   Returns Before Taxes                              1.93%          5.50%         6.45%

   Returns After Taxes on Distributions              ____%          ____%         ____%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                    ____%          ____%         ____%

Lehman U.S. Government/Credit Index(1)
(reflects no deduction for fees, expenses or
taxes)                                               8.51%          7.36%         7.76%        Since 8/31/94
---------------------------------------------------------------------------------------------------------------

                                                                                SINCE           DATE OF
CLASS B SHARES                                       1 YEAR       5 YEARS     INCEPTION        INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                   1.35%           N/A         6.24%           9/29/99

Lehman U.S. Government/Credit Index(1)
(reflects no deduction for fees, expenses or
taxes)                                               8.51%           N/A         8.78%        Since 9/30/99
------------------------------------------------------------------------------------------------------------------------



(1) The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in mortgage-related
                                                 securities issued or guaranteed
                                                 by the U.S. government

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, prepayment/extension
                                                 risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1993           1994        1995      1996        1997        1998        1999        2000       2001
7.41%         -0.70%      13.50%     4.54%       7.87%       6.83%       0.95%      10.00%      7.35%

Best Quarter               3.88%            (6/30/95)
Worst Quarter             -1.13%            (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Mortgage-Backed Securities Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




----------------------------------------------------------------------------------------------------------------
                                                                                   SINCE         DATE OF
CLASS A SHARES                                       1 YEAR        5 YEARS       INCEPTION      INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada U.S. Government Income Fund                                                               11/12/92

   Returns Before Taxes                               2.22%         5.53%          5.72%

   Returns After Taxes on Distributions               ____%         ____%          ____%

   Returns After Taxes on Distributions and Sale
   of Fund Shares                                     ____%         ____%          ____%

Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees, expenses or taxes)   8.22%         7.49%          7.17%        Since 10/31/92



----------------------------------------------------------------------------------------------------------------
                                                                                     SINCE          DATE OF
CLASS B SHARES                                          1 YEAR        5 YEARS       INCEPTION      INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada U.S. Government Income Fund                      1.49%         5.44%         5.43%            2/4/94

Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees, expenses or taxes)     8.72%         7.49%         7.09%         Since 1/31/94
----------------------------------------------------------------------------------------------------------------






(1) The Lehman Mortgage-Backed Securities Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 BOND FUND                              GNMA FUND

                                        CLASS A     CLASS B    CLASS H         CLASS A    CLASS B    CLASS H

Maximum Total Sales Charge (Load)          4.75%      5.00%      2.00%           4.75%      5.00%      2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)          4.75%(1)   None       1.00%           4.75%(1)   None       1.00%
-------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None       5.00%(2)   1.00%(3)        None       5.00%(2)   1.00%(3)
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)
                                           None       None       None            None       None       None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)
                                           None       None       None            None       None       None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                               None       None       None            None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                   0.55%      0.55%      0.55%           0.55%      0.55%      0.55%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                  0.10%      0.75%      0.75%           0.10%      0.75%      0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)           0.25%      0.25%      0.25%           0.25%      0.25%      0.25%
------------------------------------------------------------------------------------------------------------
   Other                                       %          %          %               %          %          %
------------------------------------------------------------------------------------------------------------
Total Other Expenses                           %          %          %               %          %          %
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                          %         %           %               %          %          %
------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                          INTERMEDIATE BOND FUND               LIMITED MATURITY BOND FUND

                                          CLASS A    CLASS B    CLASS H         CLASS A    CLASS B     CLASS H
Maximum Total Sales Charge (Load)          4.75%      5.00%      2.00%           2.75%      5.00%       2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)          4.75%(1)   None       1.00%          2.75%(1)    None       1.00%
--------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None     5.00%(2)     1.00%(3)        None       5.00%(2)   1.00%(3)
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None       None       None            None       None       None
--------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None       None       None            None       None       None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                               None       None       None            None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                   0.55%      0.55%      0.55%           0.45%      0.45%      0.45%
------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                  0.10%      0.75%      0.75%           0.10%      0.75%      0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)           0.25%      0.25%      0.25%           0.25%      0.25%      0.25%
------------------------------------------------------------------------------------------------------------

   Other                                       %          %          %               %          %          %
------------------------------------------------------------------------------------------------------------
Total Other Expenses                           %          %          %               %          %          %
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                          %          %          %               %          %          %
------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                         TOTAL RETURN ADVANTAGE FUND             U.S. GOVERNMENT INCOME FUND

                                       CLASS A     CLASS B    CLASS H          CLASS A     CLASS B     CLASS H
Maximum Total Sales Charge (Load)          4.75%      5.00%      2.00%           4.75%      5.00%       2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)
                                           4.75%(1)   None       1.00%           4.75%(1)   None       1.00%
-----------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None      5.00%(2)    1.00%(3)        None       5.00%(2)   1.00%(3)
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)
                                           None       None       None            None       None       None
-----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)
                                           None       None       None            None       None       None
-----------------------------------------------------------------------------------------------------------------
Exchange Fee                               None       None       None            None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                   0.55%      0.55%      0.55%           0.55%      0.55%      0.55%
-----------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                  0.10%      0.75%      0.75%           0.10%      0.75%      0.75%
-----------------------------------------------------------------------------------------------------------------
Other Expenses:
-----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)           0.25%      0.25%      0.25%           0.25%      0.25%      0.25%
-----------------------------------------------------------------------------------------------------------------

   Other                                       %          %          %               %          %          %
-----------------------------------------------------------------------------------------------------------------
Total Other Expenses                           %          %          %               %          %          %
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                          %          %          %               %          %          %
-----------------------------------------------------------------------------------------------------------------


(1) This sales charge varies depending upon how much you invest. See "Sales Charges."
(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
(4) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(5) During the last fiscal year, Distribution (12b-1) Fees were limited to no more than 0.05% for Class A Shares of each Fund. In addition, the Adviser waived a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                          TOTAL        TOTAL         TOTAL
                                          ADVISORY      EXPENSES     EXPENSES       EXPENSES
  FUND                                      FEES        (CLASS A)    (CLASS B)     (CLASS H)
  Bond Fund                                _____%        _____%        _____%       _____%
  GNMA Fund                                _____%        _____%        _____%       _____%
  Intermediate Bond Fund                   _____%        _____%        _____%       _____%
  Limited Maturity Fund                    _____%        _____%        _____%       _____%
  Total Return Advantage Fund              _____%        _____%        _____%       _____%
  U.S. Government Income Fund              _____%        _____%        _____%       _____%


During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than _____% for Class A Shares of each Fund. In addition, the Adviser expects to continue waiving a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                          ADVISORY        TOTAL          TOTAL          TOTAL
  FUND                                      FEES         EXPENSES       EXPENSES       EXPENSES
                                                         (CLASS A)      (CLASS B)      (CLASS H)
  Bond Fund                                _____%         _____%         _____%         _____%
  GNMA Fund                                _____%         _____%         _____%         _____%
  Intermediate Bond Fund                   _____%         _____%         _____%         _____%
  Limited Maturity Fund                    _____%         _____%         _____%         _____%
  Total Return Advantage Fund              _____%         _____%         _____%         _____%
  U.S. Government Income Fund              _____%         _____%         _____%         _____%


  These fee limitations and waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                ------           -------           -------           --------
BOND FUND
    Class A Shares                                  $               $                 $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
-------------------------------------------------------------------------------------------------------------------
GNMA FUND
    Class A Shares                                  $               $                 $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
-------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
    Class A Shares                                  $               $                 $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
-------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
    Class A Shares                                  $               $                 $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN ADVANTAGE FUND
    Class A Shares                                  $               $                 $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND
    Class A Shares                                  $               $                 $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
-------------------------------------------------------------------------------------------------------------------


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income exempt from
                                                 federal income tax and, to the
                                                 extent possible, from Michigan
                                                 personal income tax, as is
                                                 consistent with conservation of
                                                 capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in municipal
                                                 obligations that pay interest
                                                 that is exempt from federal and
                                                 Michigan state income taxes

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, credit risk, single state
                                                 risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1992          1993         1994       1995       1996        1997        1998        1999       2000        2001
6.98%         9.67%       -3.00%     13.24%      2.84%       6.93%       4.76%      -1.60%      8.71%       4.38%

Best Quarter               5.19%            (3/31/95)
Worst Quarter              -3.27%           (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE       DATE OF
CLASS A SHARES                                1 YEAR      5 YEARS      10 YEARS      INCEPTION    INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund                                                                7/2/90

   Returns Before Taxes                      -0.55%        3.57%        4.67%          5.19%

   Returns After Taxes on Distributions       ____%        ____%        ____%          ____%

   Returns After Taxes on Distributions

   and Sale of Fund Shares                    ____%        ____%        ____%          ____%

Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses
or taxes)                                     5.20%        5.56%        6.13%          6.73%      Since 6/30/90

-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                       SINCE          DATE OF
CLASS B SHARES                                1 YEAR      5 YEARS      10 YEARS      INCEPTION        INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund           -1.36%       3.45%         N/A           3.61%           2/4/94

Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses
or taxes)                                     5.20%        5.56%         N/A           5.28%        Since 1/31/94

-------------------------------------------------------------------------------------------------------------------






(1) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA NATIONAL TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income exempt from
                                                 federal income tax as is
                                                 consistent with conservation of
                                                 capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in municipal
                                                 obligations that pay interest
                                                 that is exempt from federal
                                                 income tax

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The performance of the Armada National Tax Exempt Bond Fund for the period prior to June 19, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations, on June 19, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1992           1993        1994       1995        1996       1997        1998        1999       2000        2001
9.74%         11.76%      -4.58%     14.05%      -1.07%      6.57%       5.85%      -0.91%      8.87%       4.48%

Best Quarter               5.44%                     (3/31/95)
Worst Quarter             -4.13%                     (3/31/94)



The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.





----------------------------------------------------------------------------------
CLASS A SHARES                                 1 YEAR     5 YEARS      10 YEARS
----------------------------------------------------------------------------------
Armada National Tax Exempt Bond Fund
   Returns Before Taxes                        -0.49%       3.90%        4.81%

   Returns After Taxes on Distributions         ____%       ____%        ____%

   Returns After Taxes on Distributions

   and Sale of Fund Shares                      ____%       ____%        ____%

Lehman 7 Year Municipal Bond Index(1)

(reflects no deduction for fees, expenses
or taxes)                                       5.20%       5.56%        6.13%
----------------------------------------------------------------------------------------------------------------


                                                                                      SINCE         DATE OF
CLASS B SHARES                                 1 YEAR     5 YEARS      10 YEARS     INCEPTION      INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada National Tax Exempt Bond Fund           -1.35%       N/A          N/A          1.58%        1/29/99

Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses
or taxes)                                       5.20%       N/A          N/A          4.26%     Since 1/31/99
----------------------------------------------------------------------------------------------------------------




(1) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                               Current income exempt from
                                              federal income tax and, to the
                                              extent possible, Ohio personal
                                              income taxes, consistent with
                                              conservation of capital

PRINCIPAL INVESTMENT STRATEGY                 Investing in municipal
                                              obligations that pay interest
                                              that is exempt from federal
                                              income and Ohio personal income
                                              taxes

PRINCIPAL RISKS                               Market risk, interest rate risk,
                                              credit risk, single state
                                              risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS

1992           1993        1994       1995       1996        1997        1998        1999       2000        2001
6.82%         10.14%      -4.19%     13.37%      3.92%       7.35%       5.25%      -1.14%      8.67%       4.23%

Best Quarter               5.04%            (3/31/95)
Worst Quarter             -4.89%            (3/31/94)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class B Shares or Class H Shares because Class B Shares had less than one year of performance history and Class H Shares had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-----------------------------------------------------------------------------------------------------------------
                                                                                      SINCE         DATE OF
CLASS A SHARES                              1 YEAR       5 YEARS      10 YEARS      INCEPTION       INCEPTION
-----------------------------------------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund                                                                     4/15/91

   Returns Before Taxes                      1.09%        4.17%        5.01%          5.22%

   Returns After Taxes on Distributions       ___%        ____%        ____%          ____%

   Returns After Taxes on Distributions
   and Sale of Fund Shares                   ____%        ____%        ____%          ____%

Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees,
expenses or taxes)                           5.20%        5.56%        6.13%          6.54%       Since 3/31/91
-----------------------------------------------------------------------------------------------------------------



(1) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income exempt from both
                                                 regular federal income tax and,
                                                 to the extent possible,
                                                 Pennsylvania personal income
                                                 tax as is consistent with
                                                 conservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in municipal
                                                 obligations that pay interest
                                                 that is exempt from federal
                                                 income and Pennsylvania
                                                 personal income taxes

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, credit risk, single state
                                                 risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below. The performance of Class B Shares and Class H Shares will differ due to differences in expenses.

CALENDAR YEAR TOTAL RETURNS

1997          1998         1999      2000        2001
6.83%         5.62%       -1.05%     8.77%       4.20%

Best Quarter               3.73%            (12/31/00)
Worst Quarter             -1.85%            (6/30/99)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index, after taking into account applicable sales charges for the Fund. No average annual returns are shown for Class B Shares or Class H Shares because Class B Shares and Class H Shares had not commenced operations as of December 31, 2001. After-tax returns are shown for Class A Shares only. After-tax returns for Class B Shares and Class H Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------------------------------------
                                                                               SINCE          DATE OF
CLASS A SHARES                                   1 YEAR       5 YEARS         INCEPTION      INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Municipal Bond Fund                                                       9/11/96

   Returns Before Taxes                          1.08%         4.18%            4.49%

   Returns After Taxes on Distributions          ____%         ____%            ____%

   Returns After Taxes on Distributions and
   Sale of Fund Shares                           ____%         ____%            ____%

Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses
or taxes)                                        5.20%         5.56%           5.87%         Since 8/31/96
--------------------------------------------------------------------------------------------------------------



(1) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                         MICHIGAN MUNICIPAL BOND FUND               NATIONAL TAX EXEMPT BOND FUND

                                       CLASS A      CLASS B     CLASS H           CLASS A      CLASS B     CLASS H
Maximum Total Sales Charge (Load)          4.75%      5.00%      2.00%           4.75%      5.00%      2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)          4.75%(1)   None       1.00%           4.75%(1)   None       1.00%
---------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None       5.00%(2)   1.00%(3)        None       5.00%(2)   1.00%(3)
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None       None       None            None       None       None
---------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None       None       None            None       None       None
---------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None       None       None            None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                   0.55%      0.55%      0.55%           0.55%      0.55%      0.55%
---------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                  0.10%      0.75%      0.75%           0.10%      0.75%      0.75%
---------------------------------------------------------------------------------------------------------------------
Other Expenses:
---------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)           0.25%      0.25%      0.25%           0.25%      0.25%      0.25%
---------------------------------------------------------------------------------------------------------------------
   Other                                       %          %          %               %          %          %
---------------------------------------------------------------------------------------------------------------------
Total Other Expenses                           %          %          %               %          %          %
---------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                          %          %          %               %          %          %
---------------------------------------------------------------------------------------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                           OHIO TAX EXEMPT BOND FUND          PENNSYLVANIA MUNICIPAL BOND FUND

                                         CLASS A    CLASS B     CLASS H        CLASS A    CLASS B    CLASS H

Maximum Total Sales Charge (Load)          3.00%      5.00%      2.00%           3.00%      5.00%      2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)          3.00%(1)   None       1.00%           3.00%(1)   None       1.00%
-------------------------------------------------------------------------------------------------------------------------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                           None       5.00%(2)   1.00%(3)        None       5.00%(2)   1.00%(3)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                            None       None       None            None       None       None
-------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)            None       None       None            None       None       None
-------------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None       None       None            None       None       None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                   0.55%      0.55%      0.55%           0.55%      0.55%      0.55%
-------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                  0.10%      0.75%      0.75%           0.10%      0.75%      0.75%
-------------------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(4)           0.25%      0.25%      0.25%           0.25%      0.25%      0.25%
-------------------------------------------------------------------------------------------------------------------------

   Other                                       %          %          %               %          %          %
-------------------------------------------------------------------------------------------------------------------------
Total Other Expenses                           %          %          %               %          %          %
-------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses(5)                          %          %          %               %          %          %
-------------------------------------------------------------------------------------------------------------------------

(1) This sales charge varies depending upon how much you invest. See "Sales Charges."
(2) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
(3) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
(4) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(5) During the last fiscal year, Distribution (12b-1) Fees were limited to no more than 0.05% for Class A Shares of each Fund. In addition, the Adviser waived a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                          TOTAL        TOTAL         TOTAL
                                           ADVISORY     EXPENSES      EXPENSES     EXPENSES
  FUND                                       FEES       (CLASS A)    (CLASS B)     (CLASS H)

  Michigan Municipal Bond Fund              _____%       _____%        _____%       _____%

  National Tax Exempt Bond Fund             _____%       _____%        _____%       _____%

  Ohio Tax Exempt Bond Fund                 _____%       _____%        _____%       _____%

  Pennsylvania Municipal Bond Fund          _____%       _____%        _____%       _____%



During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than _____% for Class A Shares of each Fund. In addition, the Adviser expects to continue waiving a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                           ADVISORY      TOTAL         TOTAL        TOTAL
  FUND                                       FEES       EXPENSES      EXPENSES     EXPENSES
                                                        (CLASS A)    (CLASS B)     (CLASS H)
  Michigan Municipal Bond Fund              _____%       _____%        _____%       _____%

  National Tax Exempt Bond Fund             _____%       _____%        _____%       _____%

  Ohio Tax Exempt Bond Fund                 _____%       _____%        _____%       _____%

  Pennsylvania Municipal Bond Fund          _____%       _____%        _____%       _____%


  These fee limitations and waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.




For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                 1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                 ------           -------           -------           --------
MICHIGAN MUNICIPAL BOND FUND
    Class A Shares                                   $                $                $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
NATIONAL TAX EXEMPT BOND FUND
    Class A Shares                                   $                $                $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
OHIO TAX EXEMPT BOND FUND
    Class A Shares                                   $                $                $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
    Class A Shares                                   $                $                $                 $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)
--------------------------------------------------------------------------------------------------------------------



(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page __ for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                                                                              Mortgage
                           Equity   Convertible Fixed Income Government High-Yield  Municipal  Asset-Backed   Backed   Foreign
                         Securities  Securities   Securities  Securities Lower Rated Securities  Securities  Securities Securities
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA CORE EQUITY FUND    X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA EQUITY GROWTH
  FUND                       X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA EQUITY INDEX
  FUND                       X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA INTERNATIONAL
  EQUITY FUND                X                                                                                             X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA LARGE CAP ULTRA
  FUND                       X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA LARGE CAP VALUE
  FUND                       X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA MID CAP GROWTH      X
  FUND
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA SMALL CAP
  GROWTH FUND                X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA SMALL CAP VALUE
  FUND                       X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA SMALL /MIDCAP
  VALUE FUND                 X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA TAX MANAGED         X
  EQUITY FUND
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA AGGRESSIVE
  ALLOCATION FUND            X                        X          X                                   X           X         X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA BALANCED
  ALLOCATION FUND            X           X            X          X                                   X           X         X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA CONSERVATIVE
  ALLOCATION FUND            X                        X          X                                   X           X         X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA BOND FUND                                    X          X                                   X           X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA GNMA FUND                                    X          X                                   X           X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA INTERMEDIATE
  BOND FUND                                           X          X                                   X           X         X
  -------------------------------------------------------------------------------------------------------------------------------
  ARMADA LIMITED
  MATURITY BOND FUND                                  X          X                                   X           X
  -------------------------------------------------------------------------------------------------------------------------------

                                                                                                                Mortgaged
                              Equity   Convertible Fixed Income Government High-Yield  Municipal  Asset-Backed   Backed   Foreign
                           Securities  Securities   Securities  Securities Lower Rated Securities  Securities  Securities Securities
     -------------------------------------------------------------------------------------------------------------------------------
     ARMADA TOTAL RETURN
     ADVANTAGE FUND                                      X          X            X                      X           X
     -------------------------------------------------------------------------------------------------------------------------------
     ARMADA U.S. GOVERNMENT
     INCOME FUND                                         X          X                                   X           X
     -------------------------------------------------------------------------------------------------------------------------------
     ARMADA MICHIGAN
     MUNICIPAL BOND FUND                                 X                                  X
     -------------------------------------------------------------------------------------------------------------------------------
     ARMADA NATIONAL TAX
     EXEMPT BOND FUND                                    X                                  X
     -------------------------------------------------------------------------------------------------------------------------------
     ARMADA OHIO TAX EXEMPT
     BOND FUND                                           X                                  X
     -------------------------------------------------------------------------------------------------------------------------------
     ARMADA PENNSYLVANIA                                 X                                  X
     MUNICIPAL BOND
     FUND
     -------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.


FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:
- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

- A Fund may incur substantial costs in connection with conversions between various currencies.

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.




THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations.


The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.


--------------------------------------------------------------------------------
                                                                        DATE OF
CLASS I SHARES             1 YEAR  5 YEARS  10 YEARS  SINCE INCEPTION  INCEPTION
--------------------------------------------------------------------------------
Armada Money Market Fund   3.91%    5.12%    4.66%        5.55%         9/3/86
--------------------------------------------------------------------------------






MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of these Equity Funds' principal investment strategies.

Armada has obtained for an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.


INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Core Equity Fund                    Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks
--------------------------------------------------------------------------------
Equity Growth Fund                  Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks of large cap companies
-------------------------------------------------------------------------------
Equity Index Fund                   Investors seeking returns similar to those
                                    of the S&P 500 Composite Stock Price Index
                                    who are willing to accept the risks of
                                    investing in a fund that invests primarily
                                    in common stocks
--------------------------------------------------------------------------------
International Equity Fund           Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks of foreign companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Large Cap Ultra Fund                Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    growth-oriented common stocks of large cap
                                    companies
--------------------------------------------------------------------------------
Large Cap Value Fund                Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    value-oriented common stocks of large cap
                                    companies
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mid Cap Growth Fund                 Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    growth-oriented common stocks of mid cap
                                    companies
--------------------------------------------------------------------------------
Small Cap Growth Fund               Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    growth-oriented common stocks of small cap
                                    companies
--------------------------------------------------------------------------------
Small Cap Value Fund                Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    value-oriented common stocks of small cap
                                    companies
--------------------------------------------------------------------------------

Small/Mid Cap Value Fund            Investors seeking capital appreciation who
                                    are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small cap and mid cap companies

--------------------------------------------------------------------------------
Tax Managed Equity Fund             Investors seeking capital appreciation who
                                    want to minimize the impact of taxes and who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------

Aggressive Allocation Fund          Investors seeking capital growth with the
                                    potential for above average total returns
                                    (as measured by the returns of the S&P 500
                                    Composite Stock Price Index) who are willing
                                    to accept the risks of investing in a fund
                                    that may allocate a high percentage of its
                                    assets in Underlying Armada Funds that focus
                                    their investments in equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund            Investors seeking broad diversification by
                                    asset class and style to manage risk and
                                    provide the potential for above average
                                    total returns (as measured by the returns of
                                    the S&P 500 Composite Stock Price Index and
                                    the Lehman U.S. Aggregate Bond Index)
--------------------------------------------------------------------------------
Conservative Allocation Fund        Investors seeking current income with the
                                    potential for above average total returns
                                    (as measured by the returns of the Lehman
                                    U.S. Aggregate Bond Index) who are willing
                                    to accept the risks of investing in a fund
                                    that may allocate a high percentage of its
                                    assets in Underlying Armada Funds that focus
                                    their investments in fixed income securities
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR .

--------------------------------------------------------------------------------
Bond Fund                           Investors seeking current income who are
                                    willing to accept the risks of investing in
                                    a fund that invests primarily in fixed
                                    income securities
--------------------------------------------------------------------------------
GNMA Fund                           Investors seeking current income who are
                                    willing to accept the risks of investing in
                                    a fund that invests primarily in
                                    mortgage-backed securities
--------------------------------------------------------------------------------
Intermediate Bond Fund              Investors seeking current income who are
                                    willing to accept the risks of investing in
                                    a fund that invests primarily in
                                    intermediate term fixed income securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR .

Limited Maturity Bond Fund          Investors seeking current income who are
                                    seeking to minimize share price volatility
                                    relative to our other fixed income funds and
                                    who are willing to accept the risks of
                                    investing in a fund that invests primarily
                                    in shorter term fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund         Investors seeking total return with less
                                    share price volatility than a fund that
                                    invests primarily in equity securities who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in fixed
                                    income securities
--------------------------------------------------------------------------------
U.S. Government Income Fund         Investors seeking current income who are
                                    interested in the lower credit risk
                                    associated with a fund that invests
                                    primarily in U.S. government fixed income
                                    securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .

--------------------------------------------------------------------------------
Michigan Municipal Bond Fund        Investors seeking current income exempt from
                                    federal and Michigan income taxes who are
                                    willing to accept moderate share price
                                    volatility
--------------------------------------------------------------------------------
National Tax Exempt Bond Fund       Investors seeking current income exempt from
                                    federal income tax who are willing to accept
                                    moderate share price volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund           Investors seeking current income exempt from
                                    federal and Ohio income taxes who are
                                    willing to accept moderate share price
                                    volatility
--------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund    Investors seeking current income exempt from
                                    federal and Pennsylvania income taxes who
                                    are willing to accept moderate share price
                                    volatility
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $__ billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.





The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.



--------------------------------------------------------------------------------------------------------------------
FUND NAME                                  MANAGEMENT TEAM                            ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
                                                                                        ENDED MAY 31, 2002
--------------------------------------------------------------------------------------------------------------------
Core Equity Fund                           Equity Growth Team                                  %
--------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                         Equity Growth Team                                  %
--------------------------------------------------------------------------------------------------------------------
Equity Index Fund                          Equity Team                                         %
--------------------------------------------------------------------------------------------------------------------
International Equity Fund                  Equity International Team                           %
--------------------------------------------------------------------------------------------------------------------
Large Cap Ultra Fund                       Equity Growth Team                                  %
--------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                       Equity Value Team                                   %
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                        Equity Growth Team                                  %
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                      Equity Growth Team                                  %
--------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                       Equity Value Team                                   %
--------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                   Equity Value Team                                   %(1)
--------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                    Equity Growth Team                                  %
--------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                 Quantitative Analysis Team                          %
--------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                   Quantitative Analysis Team                          %
--------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund               Quantitative Analysis Team                          %
--------------------------------------------------------------------------------------------------------------------
Bond Fund                                  Taxable Fixed Income Team                           %
--------------------------------------------------------------------------------------------------------------------
GNMA Fund                                  Taxable Fixed Income Team                           %
--------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     Taxable Fixed Income Team                           %
--------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Taxable Fixed Income Team                           %
--------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                Taxable Fixed Income Team                           %
--------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                Taxable Fixed Income Team                           %
--------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund               Tax Exempt Fixed Income Team                        %
--------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund              Tax Exempt Fixed Income Team                        %
--------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                  Tax Exempt Fixed Income Team                        %
--------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund           Tax Exempt Fixed Income Team                        %
--------------------------------------------------------------------------------------------------------------------



(1) The Small/Mid Cap Value Fund was not in operation during the last fiscal year. The fee shown represents the contractual advisory fee rate that the Fund is obligated to pay the Adviser.



PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B and Class H Shares of the Funds.

Class A, Class B and Class H Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

     CLASS A SHARES

     -    Front-end sales charge
     -    Low 12b-1 fees
     -    $500 minimum initial investment - no subsequent minimum investment
     -    $50 minimum monthly investment through Planned Investment Program

     CLASS B SHARES

     -    No front-end sales charge
     - Contingent deferred sales charge (back-end sales charge if you redeem within 5 years - declining after the second year)
     -    Higher 12b-1 fees than Class A Shares
     -    $500 minimum initial investment - no subsequent minimum investment
     -    $250,000 maximum investment
     -    Converts to Class A Shares after the eighth year
     -    $50 minimum monthly investment through Planned Investment Program

     CLASS H SHARES

     -    A 1.00% front-end sales charge
     - Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)
     -    Higher 12b-1 fees than Class A Shares
     -    $500 minimum initial investment - no subsequent minimum investment
     -    $1 million maximum investment
     -    Does not convert to any other share class
     -    $50 minimum monthly investment through Planned Investment Program


Class A and Class B Shares are for individuals, corporate investors and retirement plans. Class H Shares are for individual investors and retirement plans. For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below.

HOW TO PURCHASE FUND SHARES



                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET
www.armadafunds.com               Visit our site and click on "Open an Account   You may place your purchase order on our
                                  Online." Or log on to our on line Forms        Web Site using your established banking
                                  Center to print or complete an application on  instructions for payment. To authorize this
                                  line. Mail the application to the address      service, please complete an Account Change
                                  below. Unless you arrange to pay by wire or    Form or call 1-800-622-FUND (3863).
                                  ACH, write your check, payable in U.S.
                                  dollars, to "Armada Funds (Fund name)."
                                  Armada cannot accept third-party checks,
                                  credit cards, credit card checks or cash.

TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                    number on your check and mail it to the
                                           Armada Funds                          address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, credit cards, credit card checks or cash.

AUTOMATED CLEARING HOUSE
("ACH")                           Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can be set up
                                  Transfer Instructions" section of the          to automatically purchase shares on
                                  application to have funds directly             designated dates during the month. Please
                                  transferred from a bank account. A primary     see "Planned Investment Program" below.
                                  and secondary  account may be established.
                                  Please note all electronic transfers will be
                                  on the primary account unless notified
                                  otherwise. Any changes in these instructions
                                  must be made in writing to Armada Funds with a
                                  signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if   With current account information on your
                                  you have a checking or savings account with a  account, participation in the program can
                                  bank, you may purchase Class A, Class B or     be arranged via the Internet or by calling
                                  Class H Shares automatically through regular   1-800-622-FUND (3863).
                                  deductions from your account in amounts
                                  of at least $50 per month per account.         For existing accounts, without account
                                                                                 information, participation can be arranged
                                  You may arrange for participation in this      by completing an Account Change Form with
                                  program when a new account is established.     banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds           responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions

                                  Note: Your bank may charge you a fee for this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.



BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Funds price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus, in the case of Class A Shares and Class H Shares, the applicable front-end shares charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fixed Income Fund and Tax Free Bond Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

CORE EQUITY, EQUITY GROWTH, INTERNATIONAL EQUITY, LARGE CAP ULTRA, LARGE CAP VALUE, MICRO CAP VALUE, MID CAP GROWTH, SMALL CAP GROWTH, SMALL CAP VALUE AND TAX MANAGED EQUITY FUNDS

--------------------------------------------------------------------------------
                                                                Dealers'
                       Sales Charge as     As a % of Net       Reallowance
If your                a % of Offering      Asset Value    as a % of Offering
Investment is:         Price Per Share       Per Share       Price Per Share
--------------------------------------------------------------------------------

Less than $25,000           5.50               5.80               5.25
--------------------------------------------------------------------------------
$25,000 but less
   than $50,000             5.25               5.50               5.00
--------------------------------------------------------------------------------
$50,000 but less
   than $100,000            4.75               5.00               4.50
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000            3.75               3.90               3.50
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000            3.00               3.10               2.75
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000          2.00               2.00               1.75
--------------------------------------------------------------------------------
$1,000,000 or more          0.00               0.00               0.00
--------------------------------------------------------------------------------

AGGRESSIVE ALLOCATION, BALANCED ALLOCATION, CONSERVATIVE ALLOCATION, BOND, GNMA, INTERMEDIATE BOND, TOTAL RETURN ADVANTAGE, U.S. GOVERNMENT INCOME, MICHIGAN MUNICIPAL BOND AND NATIONAL TAX EXEMPT BOND FUNDS

--------------------------------------------------------------------------------
                                                                Dealers'
                       Sales Charge as     As a % of Net       Reallowance
If your                a % of Offering      Asset Value    as a % of Offering
Investment is:         Price Per Share       Per Share       Price Per Share
--------------------------------------------------------------------------------

Less than $50,000           4.75               5.00               4.50
--------------------------------------------------------------------------------
$50,000 but less
   than $100,000            4.00               4.20               3.75
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000            3.75               3.90               3.50
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000            2.50               2.80               2.25
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000          2.20               2.00               1.75
--------------------------------------------------------------------------------
$1,000,000 or more          0.00               0.00               0.00
--------------------------------------------------------------------------------

LIMITED MATURITY BOND FUND

--------------------------------------------------------------------------------
                                                                Dealers'
                       Sales Charge as     As a % of Net       Reallowance
If your                a % of Offering      Asset Value    as a % of Offering
Investment is:         Price Per Share       Per Share       Price Per Share
--------------------------------------------------------------------------------

Less than $100,000          2.75               2.83               2.50
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000            1.75               1.78               1.50
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000            1.00               1.01               0.75
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000          0.50               0.50               0.25
--------------------------------------------------------------------------------
$1,000,000 or more          0.00               0.00               0.00
--------------------------------------------------------------------------------

EQUITY INDEX FUND

--------------------------------------------------------------------------------
                                                                Dealers'
                       Sales Charge as     As a % of Net       Reallowance
If your                a % of Offering      Asset Value    as a % of Offering
Investment is:         Price Per Share       Per Share       Price Per Share
--------------------------------------------------------------------------------

Less than $100,000          3.75               3.90               3.50
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000            2.75               2.83               2.50
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000            2.00               2.04               1.75
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000          1.25               1.27               1.00
--------------------------------------------------------------------------------
$1,000,000 or more          0.00               0.00               0.00
--------------------------------------------------------------------------------

OHIO TAX EXEMPT BOND AND PENNSYLVANIA MUNICIPAL BOND FUNDS

--------------------------------------------------------------------------------
                                                                Dealers'
                       Sales Charge as     As a % of Net       Reallowance
If your                a % of Offering      Asset Value    as a % of Offering
Investment is:         Price Per Share       Per Share       Price Per Share
--------------------------------------------------------------------------------

Less than $100,000          3.00               3.09               2.75
--------------------------------------------------------------------------------
$100,000 but less
   than $250,000            2.00               2.04               1.75
--------------------------------------------------------------------------------
$250,000 but less
   than $500,000            1.50               1.52               1.25
--------------------------------------------------------------------------------
$500,000 but less
   than $1,000,000          1.00               1.01               0.75
--------------------------------------------------------------------------------
$1,000,000 or more          0.00               0.00               0.00
--------------------------------------------------------------------------------

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within one year after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against your account.

WAIVER OF FRONT--END SALES CHARGE - CLASS A SHARES


The front-end sales charge will be waived on Class A Shares purchased:


     - by Trustees and Officers of Armada and their immediate families (spouse, parents, siblings, children and grandchildren);


     - by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates and their immediate families;

     - by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

     - by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

     - by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

     - by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

     - through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption; and

     - by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE IRA.

FRONT-END SALES CHARGES - CLASS H SHARES

The offering price of Class H Shares is the NAV next calculated after a Fund receives your request, plus the 1.00% front-end sales load.

REPURCHASE OF CLASS A AND CLASS H SHARES


You may repurchase any amount of Class A or Class H Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A or Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. In addition, you must notify Armada when you send in your purchase order that you are repurchasing shares and would like to exercise this option.


REDUCED SALES CHARGES - CLASS A SHARES


RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Armada will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:


       (i)    your account;
       (ii)   your spouse's account;
       (iii)  a joint account with your spouse; or
       (iv)   your minor children's trust or custodial accounts.


A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Armada will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide Armada with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Armada may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Armada will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Armada a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Armada to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Armada's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent. You must notify Armada of the purchases that qualify for this discount.


CONTINGENT DEFERRED SALES CHARGES -
         CLASS B SHARES AND CLASS H SHARES


You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class H Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class H Shares on either (1) the NAV of the shares at the time of purchase, or
(2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund or to exchanges of Class H Shares of one Fund for Class H Shares of another Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class H Shares.


  ------------------------------------------------------------------------------
                                             Class B Shares
                             Contingent Deferred Sales Charge as a Percentage of
  Years Since Purchase                 Dollar Amount Subject to Charge
  ------------------------------------------------------------------------------

  First                                             5.0%
  Second                                            5.0%
  Third                                             4.0%
  Fourth                                            3.0%
  Fifth                                             2.0%
  Sixth                                             None
  Seventh                                           None
  Eighth                                            None


When an investor redeems Class B or Class H Shares, they are redeemed first from those Class B or Class H Shares that are not subject to the deferred sales load (i.e., Class B or Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B or Class H Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B or Class H Shares for the following reasons:

-    redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

-    redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-    return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;


- exchanges of Class B Shares for Class B Shares or Class H Shares for Class H Shares of other Funds of Armada;


- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class B Shares or Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class H Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class H Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO SELL YOUR FUND SHARES

Holders of Class A, Class B and Class H Shares may sell shares by following the procedures established when they opened their account or accounts.


INTERNET
www.armadafunds.com

The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.


SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B and Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.


FINANCIAL INTERMEDIARY

Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.

RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class B and Class H Shares, any applicable deferred sales charge.

See "Contingent Deferred Sales Charges - Class B Shares and Class H Shares" on page ___ for information concerning the application of contingent deferred sales charges.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

INTERNET
Www.armadafunds.com


You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.


TELEPHONE
1-800-622-FUND (3863)


Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


SYSTEMATIC EXCHANGE PROGRAM


Exchange existing shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. The minimum exchange is $50.


MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
     Armada Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:
     Boston Financial Data Services
     Attn: Armada Funds
     66 Brooks Drive Braintree, MA 02184

The exchange minimum is at least $500.


FINANCIAL INTERMEDIARY


Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS H SHARES

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the

Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND H SHARES

Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class H Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Distribution fees for Class A Shares, after fee limitations, as a percentage of average daily net assets, are as follows: (i) _____% with respect to the Equity Index Fund; (ii) _____% with respect to the Limited Maturity Bond, Total Return Advantage and Pennsylvania Municipal Bond Funds; and (iii) ____% with respect to each other Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class A Shares.


Distribution fees for Class B Shares and Class H Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A, Class B or Class H Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Small/Mid Cap Value Fund


The following Funds distribute income quarterly:

         Armada Core Equity Fund
         Armada Equity Growth Fund
         Armada Equity Index Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada GNMA Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class A, Class B and Class H Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


In June 2000, the Parkstone Bond, Large Capitalization, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Armada Bond, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the periods presented through May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.


No financial highlights are presented for the Small/Mid Cap Value Fund because the Fund was not in operation during the last fiscal year.

No financial highlights are presented for Class H Shares of the Mid Cap Growth, Total Return Advantage, Michigan Municipal Bond, National Tax Exempt Bond and Pennsylvania Municipal Bond Funds because Class H Shares of the Funds had not yet commenced operations as of May 31, 2002. No financial highlights are presented for Class B Shares of the Pennsylvania Municipal Bond Fund because Class B Shares of the Fund had not yet commenced operations as of May 31, 2002.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated




                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
CORE EQUITY FUND
CLASS A
2002
2001             $14.80   $(0.02)    $(0.70)   $(0.00)     $(1.92)     $12.16  (5.91)% $   3,987     1.24%      (0.17)%      1.29%
2000              13.71    (0.00)      1.62     (0.00)      (0.53)      14.80  11.98       4,146     1.25       (0.22)       1.31
1999(1)           11.34    (0.05)      2.93     (0.00)      (0.51)      13.71  25.78       1,731     1.23       (0.40)       1.23
1998(2)           10.00     0.04       1.34     (0.04)      (0.00)      11.34  13.85         408     1.14        0.14        1.30
CLASS B
2002
2001             $14.62   $(0.06)    $(0.73)   $(0.00)     $(1.92)     $11.91  (6.49)% $   2,052     1.94%      (0.87)%      1.94%
2000              13.63    (0.07)      1.59     (0.00)      (0.53)      14.62  11.31       1,840     1.96       (0.93)       1.96
1999(1)           11.33    (0.16)      2.97     (0.00)      (0.51)      13.63  25.17       1,106     1.94       (1.11)       1.94
1998(2)           10.25    (0.00)      1.08     (0.00)      (0.00)      11.33  10.54           2     1.83       (0.51)       2.00
CLASS H
2002(2)
EQUITY GROWTH FUND
CLASS A
2002
2001(1)          $28.76   $(0.07)    $(3.40)   $(0.00)     $(1.12)     $24.17 (12.53)% $ 139,717     1.18%      (0.28)%      1.23%
2000(1)           24.55    (0.06)      4.53     (0.00)      (0.26)      28.76  18.22     180,000     1.15       (0.24)       1.21
1999(1)           21.35    (0.09)      4.28     (0.00)      (0.99)      24.55  19.88     156,356     1.17       (0.36)       1.17
1998              18.67    (0.04)      4.99     (0.00)      (2.27)      21.35  28.32      12,380     1.23       (0.26)       1.23

CLASS B
2002
2001(1)          $28.37   $(0.26)    $(3.32)   $(0.00)     $(1.12)     $23.67 (13.10)% $   3,770     1.88%      (0.98)%      1.88%
2000(1)           24.33    (0.26)      4.56     (0.00)      (0.26)      28.37  17.68       3,713     1.86       (0.95)       1.86
1999(1)           21.28    (0.27)      4.31     (0.00)      (0.99)      24.33  19.22       1,400     1.88       (1.07)       1.88
1998(3)           19.44    (0.24)      2.08     (0.00)      (0.00)      21.28   9.47          24     1.92       (0.92)       1.92
CLASS H
2002(3)


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
CORE EQUITY FUND
CLASS A
2002
2001            (0.22)%    34%
2000            (0.28)     37
1999(1)         (0.40)     43
1998(2)          0.04      60
CLASS B
2002
2001            (0.87)%    34%
2000            (0.93)     37
1999(1)         (1.11)     43
1998(2)         (0.50)     60
CLASS H
2002(2)
EQUITY GROWTH FUND
CLASS A
2002
2001(1)         (0.33)%    18%
2000(1)          (0.30)     25
1999(1)          (0.36)     57
1998             (0.26)    260

CLASS B
2002
2001(1)         (0.98)%    18%
2000(1)          (0.95)     25
1999(1)          (1.07)     57
1998(3)          (0.92)    260
CLASS H
2002(3)

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)  Per share data calculated using average shares outstanding method.
(2) Core Equity Fund Class A, Class B and Class H commenced operations on August 1, 1997, January 6, 1998 and May 1, 2002, respectively. All ratios for the respective periods have been annualized.
(3) Equity Growth Fund Class B and Class H commenced operations on January 6, 1998 and February 5, 2002, respectively. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated




                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
EQUITY INDEX FUND
CLASS A
2002
2001             $12.22    $ 0.08    $(1.40)   $(0.08)     $(0.00)     $10.82 (10.82)%  $  7,777     0.61%        0.69%      0.86%
2000              11.29      0.09      1.01     (0.11)      (0.06)      12.22   9.70       8,253     0.59         0.77       0.84
1999(1)            9.09      0.07      2.18     (0.05)      (0.00)      11.29  24.83       3,892     0.36         1.22       0.71
CLASS B
2002
2001             $12.20    $ 0.01    $(1.41)   $(0.01)     $(0.00)     $10.79 (11.47)%  $  1,080     1.36%       (0.06)%     1.51%
2000(1)           12.04      0.01       0.17    (0.02)      (0.00)      12.20   1.46         524     1.34         0.02       1.49
CLASS H
2002(1)
INTERNATIONAL EQUITY FUND
CLASS A
2002
2001(2)          $14.97   $(0.01)    $(3.15)   $(0.00)     $(1.00)     $10.81 (22.88)%  $ 15,390     1.70%       (0.11)%     1.75%
2000              10.87    (0.03)      4.21     (0.01)      (0.07)      14.97  38.50       3,618      1.68       (0.19)      1.74
1999              10.82    (0.01)      0.10     (0.04)      (0.00)      10.87   0.84       1,127      1.68       (0.04)      1.68
1998(3)           10.00     0.04       0.79     (0.01)      (0.00)      10.82   8.28         276      1.39        1.49       1.47
CLASS B
2002
2001(2)          $14.83   $(0.10)    $(3.11)   $(0.00)     $(1.00)     $10.62 (23.47)%  $  5,317      2.41%      (0.81)%     2.41%
2000              10.83    (0.10)      4.17     (0.00)      (0.07)      14.83   37.61        623      2.39       (0.90)      2.39
1999              10.83    (0.07)      0.08     (0.01)      (0.00)      10.83    0.10         42      2.43       (0.80)      2.43
1998(3)            9.30     0.05       1.48     (0.00)      (0.00)      10.83   16.45          1      2.08        0.59       2.14
CLASS H
2002(3)


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
EQUITY INDEX FUND
CLASS A
2002
2001              0.44%    15%
2000              0.52     48
1999(1)           0.87      9
CLASS B
2002
2001             (0.21)%   15%
2000(1)          (0.13)    48
CLASS H
2002(1)
INTERNATIONAL EQUITY FUND
CLASS A
2002
2001(2)          (0.16)%  161%
2000             (0.25)   124
1999             (0.04)    78
1998(3)           1.41     28
CLASS B
2002
2001(2)          (0.81)%  161%
2000             (0.90)   124
1999             (0.80)    78
1998(3)           0.53     28
CLASS H
2002(3)


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Equity Index Fund Class A, Class B and Class H commenced operations on October 15, 1998, January 4, 2000 and February 25, 2002, respectively. All ratios for the respective periods have been annualized.
(2)  Per share data calculated using average shares outstanding method.
(3) International Equity Fund Class A, Class B and Class H commenced operations on August 1, 1997, January 6, 1998 and April 8, 2002, respectively. All ratios for the respective periods have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
LARGE CAP ULTRA FUND
CLASS A
2002
2001(1)          $19.81   $(0.10)    $(4.67)   $(0.00)     $(2.59)     $12.45 (26.36)%  $ 13,114     1.22%      (0.61)%      1.27%
2000              19.67    (0.06)      4.98     (0.00)      (4.78)      19.81  26.66      21,550     1.30       (0.61)       1.30
1999              16.19    (0.11)      3.89     (0.00)      (0.30)      19.67  23.42      24,513     1.35       (0.59)       1.35
1998(2)           14.44    (0.06)      3.51     (0.03)(6)   (1.67)      16.19  25.95      21,628     1.35       (0.45)       1.35
1997(3)           11.23    (0.00)      3.30     (0.01)      (0.08)      14.44  29.52      12,260     1.37       (0.14)       1.37
CLASS B
2002
2001(1)          $19.08   $(0.21)    $(4.46)   $(0.00)     $(2.59)     $11.82 (26.88)%  $ 10,123     1.93%      (1.32)%      1.93%
2000              19.21    (0.13)      4.78     (0.00)      (4.78)      19.08  25.81      15,770     2.05       (1.36)       2.05
1999              15.95    (0.23)      3.79     (0.00)      (0.30)      19.21  22.38      14,128     2.11       (1.34)       2.11
1998(2)           14.34    (0.12)      3.43     (0.03)(6)   (1.67)      15.95  25.12      10,169     2.09       (1.21)       2.09
1997(3)           11.22    (0.05)      3.25     (0.00)      (0.08)      14.34  28.62       4,130     2.12       (0.88)       2.12
CLASS H
2002(4)
LARGE CAP VALUE FUND
CLASS A
2002
2001             $16.00     $0.21      $1.71   $(0.24)     $(0.32)     $17.36  12.42%   $ 43,511     1.22%        1.29%      1.27%
2000              18.79      0.30      (1.87)   (0.31)      (0.91)      16.00  (8.30)      9,070     1.17         1.82       1.23
1999              17.51      0.21       1.55    (0.23)      (0.25)      18.79  10.40      11,075     1.18         1.82       1.18
1998              14.86      0.26       3.41    (0.29)      (0.73)      17.51  25.41       2,151     1.17         1.62       1.17
CLASS B
2002
2001             $15.93     $0.09      $1.72   $(0.13)     $(0.32)     $17.29  11.69%   $ 12,458     1.92%        0.59%      1.92%
2000              18.69      0.19      (1.84)   (0.20)      (0.91)      15.93  (8.77)      1,357     1.88         1.11       1.88
1999              17.54      0.17       1.39    (0.16)      (0.25)      18.69   9.14         997     1.89         1.11       1.89
1998(5)           16.28      0.46       0.86    (0.06)      (0.00)      17.54   9.39           3     1.86         0.68       1.86
CLASS H
2002(5)


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
LARGE CAP ULTRA FUND
CLASS A
2002
2001(1)         (0.66)%   102%
2000            (0.61)     82
1999            (0.59)     51
1998(2)         (0.45)     25
1997(3)         (0.14)     48
CLASS B
2002
2001(1)         (1.32)%   102%
2000            (1.36)     82
1999            (1.34)     51
1998(2)         (1.21)     25
1997(3)         (0.88)     48
CLASS H
2002(4)
LARGE CAP VALUE FUND
CLASS A
2002
2001              1.24%    67%
2000              1.76     40
1999              1.82     19
1998              1.62     18
CLASS B
2002
2001              0.59%    67%
2000              1.11     40
1999              1.11     19
1998(5)           0.68     18
CLASS H
2002(5)


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)  Per share data calculated using average shares outstanding method.
(2) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(3)  For the year ended June 30.
(4) Large Cap Ultra Fund Class H commenced operations on April 9, 2002. All ratios for the period have been annualized.
(5) Large Cap Value Fund Class B and Class H commenced operations on January 6, 1998 and February 5, 2002, respectively. All ratios for the period have been annualized.
(6) Includes a tax return of capital of $(0.03) and $(0.03) for Class A, and Class B, respectively, of the Large Cap Ultra Fund.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
MID CAP GROWTH FUND
CLASS A
2002
2001(1)          $15.53   $(0.10)    $(3.09)   $(0.00)     $(4.54)     $ 7.80 (24.23)%  $ 28,107     1.50%      (0.88)%      1.55%
2000(1)           14.10    (0.15)      6.23     (0.00)      (4.65)      15.53  51.48      46,183     1.54       (1.00)       1.54
1999              14.98    (0.19)      1.15     (0.00)      (1.84)      14.10   8.08      50,605     1.57       (1.00)       1.57
1998(2)           15.72    (0.14)      2.51     (0.00)      (3.11)      14.98  16.84      90,183     1.55       (1.02)      1.551
1997(3)           20.71    (0.16)      1.30     (0.00)      (6.13)      15.72   5.78      80,634     1.56       (1.05)       1.56

CLASS B
2002
2001(1)          $13.95   $(0.16)    $(2.70)   $(0.00)     $(4.54)     $ 6.55 (24.69)%  $ 11,339     2.21%      (1.59)%      2.21%
2000(1)           13.14    (0.24)      5.70     (0.00)      (4.65)      13.95  50.40      18,584     2.29       (1.75)       2.29
1999              14.20    (0.28)      1.06     (0.00)      (1.84)      13.14   7.19      16,629     2.32       (1.75)       2.32
1998(2)           15.12    (0.23)      2.42     (0.00)      (3.11)      14.20  16.27      23,780     2.30       (1.77)       2.30
1997(3)           20.28    (0.24)      1.21     (0.00)      (6.13)      15.12   4.94      21,994     2.31       (1.80)       2.31

SMALL CAP GROWTH FUND
CLASS A
2002
2001(1)          $14.81   $(0.09)    $(1.92)   $(0.00)     $(1.36)     $11.44 (14.97)%  $ 31,327     1.52%      (0.69)%      1.57%
2000(1)           10.11    (0.07)      4.77     (0.00)      (0.00)      14.81  46.49       2,710     1.48       (0.53)       1.54
1999(1)           11.68    (0.05)     (1.41)    (0.00)      (0.11)      10.11 (12.54)      1,089     1.51       (0.51)       1.51
1998(4)           10.00     0.01       1.71     (0.01)      (0.03)      11.68  17.18         331     1.23       (0.32)       1.34
CLASS B
2002
2001(1)          $14.58   $(0.18)    $(1.88)   $(0.00)     $(1.36)     $11.16 (15.59)%  $ 13,010     2.22%      (1.39)%      2.22%
2000(1)           10.01    (0.17)      4.74     (0.00)      (0.00)      14.58  45.65         372     2.19       (1.24)       2.19
1999(1)           11.66    (0.10)     (1.44)    (0.00)      (0.11)      10.01 (13.26)        139     2.23       (1.23)       2.23
1998(4)           10.64    (0.01)      1.03     (0.00)      (0.00)      11.66   9.59           1     1.92       (0.87)       3.06
CLASS H
2002(4)


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
MID CAP GROWTH FUND
CLASS A
2002
2001(1)         (0.93)%   191%
2000(1)         (1.00)    110
1999            (1.00)    100
1998(2)         (1.02)     38
1997(3)         (1.05)     38

CLASS B
2002
2001(1)         (1.59)%   191%
2000(1)         (1.75)    110
1999            (1.75)    100
1998(2)         (1.77)     38
1997(3)         (1.80)     38

SMALL CAP GROWTH FUND
CLASS A
2002
2001(1)         (0.74)%   174%
2000(1)         (0.59)    155
1999(1)         (0.51)    159
1998(4)         (0.43)     31
CLASS B
2002
2001(1)         (1.39)%   174%
2000(1)         (1.24)    155
1999(1)         (1.23)    159
1998(4)         (2.01)     31
CLASS H
2002(4)


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)  Per share data calculated using average shares outstanding method.
(2) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(3)  For the year ended June 30.
(4) Small Cap Growth Fund Class A, Class B and Class H commenced operations on August 1, 1997, January 6, 1998 and April 1, 2002, respectively. All ratios for the respective periods have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated





                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
SMALL CAP VALUE FUND
CLASS A
2002
2001             $14.77     $0.19      $4.23   $(0.21)     $(0.41)     $18.57  30.55%   $ 12,315     1.45%        1.10%      1.50%
2000              13.31      0.27       1.38    (0.19)      (0.00)      14.77  12.59       9,727     1.46         1.72       1.52
1999              15.47      0.06      (0.85)   (0.04)      (1.33)      13.31  (4.38)     11,542     1.38         0.44       1.38
1998              14.95      0.01       2.84    (0.04)      (2.29)      15.47  19.51      10,634     1.23         0.19       1.23
CLASS B
2002
2001             $14.62     $0.09      $4.16   $(0.12)     $(0.41)     $18.34  29.62%   $  1,483     2.15%        0.40%      2.15%
2000              13.19      0.14       1.41    (0.12)      (0.00)      14.62  11.87         742     2.17         1.01       2.17
1999              15.42     (0.03)     (0.87)   (0.00)      (1.33)      13.19  (5.13)        515     2.08        (0.26)      2.08
1998(1)           15.28      0.00       0.14    (0.00)      (0.00)      15.42   0.92          61     1.92        (0.48)      1.92
CLASS H
2002(1)
TAX MANAGED EQUITY FUND
CLASS A
2002
2001             $14.33   $(0.01)    $(1.67)   $(0.00)     $(0.03)     $12.62 (11.76)%  $ 17,645     1.22%      (0.14)%      1.27%
2000              12.16     0.00       2.18     (0.00)      (0.01)      14.33  18.01      17,372     1.20       (0.06)       1.26
1999               9.93     0.04       2.24     (0.04)      (0.01)      12.16  23.03       7,353     1.09        0.11        1.27
1998(2)           10.10    (0.00)     (0.17)    (0.00)      (0.00)       9.93  (1.49)         10     0.54        0.63        1.24
CLASS B
2002
2001             $14.16   $(0.10)    $(1.65)   $(0.00)     $(0.03)     $12.38 (12.39)%  $ 10,771     1.92%      (0.84)%      1.92%
2000              12.12    (0.07)      2.12     (0.00)      (0.01)      14.16  16.95      11,135     1.91       (0.77)       1.91
1999               9.93    (0.02)      2.23     (0.01)      (0.01)      12.12  22.31       5,377     1.79       (0.59)       1.97
1998(2)           10.21    (0.00)     (0.28)    (0.00)      (0.00)       9.93  (2.84)         85     1.23        0.43        1.98
CLASS H
2002(2)


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
SMALL CAP VALUE FUND
CLASS A
2002
2001              1.05%   128%
2000              1.66    120
1999              0.44     79
1998              0.19     89
CLASS B
2002
2001              0.40%   128%
2000              1.01    120
1999             (0.26)    79
1998(1)          (0.48)    89
CLASS H
2002(1)
TAX MANAGED EQUITY FUND
CLASS A
2002
2001             (0.19)%    1%
2000             (0.12)     3
1999             (0.07)     5
1998(2)          (0.07)     0
CLASS B
2002
2001             (0.84)%    1%
2000             (0.77)     3
1999             (0.77)     5
1998(2)           1.18      0
CLASS H
2002(2)


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Small Cap Value Fund Class B and Class H commenced operations on January 6, 1998 and February 5, 2002, respectively. All ratios for the respective periods have been annualized.
(2) Tax Managed Equity Fund Class A, Class B and Class H commenced operations on May 11, 1998, May 4, 1998 and April 12, 2002, respectively. All ratios for the respective periods have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
AGGRESSIVE ALLOCATION FUND
CLASS A
2002
2001(1)          $10.00     $0.02    $(0.06)   $(0.01)     $(0.00)     $ 9.95 (0.38)%   $  2,500     0.63%        0.85%      1.01%
CLASS B
2002
2001(1)          $ 9.98     $0.00    $(0.03)   $(0.00)     $(0.00)     $ 9.95 (0.30)%   $      7     1.23%        0.25%      1.56%
CLASS H
2002(1)
BALANCED ALLOCATION FUND
CLASS A
2002
2001             $11.68     $0.29    $(0.46)   $(0.24)     $(1.55)     $ 9.72 (1.92)%   $ 13,592     1.28%        2.06%      1.33%
2000              10.31      0.23      1.35     (0.21)      (0.00)      11.68  15.48       3,965     1.26         1.95       1.32
1999(2)            9.74      0.14      0.57     (0.14)      (0.00)      10.31   7.26       1,466     1.31         2.50       1.31
CLASS B
2002
2001             $11.70     $0.21    $(0.46)   $(0.17)     $(1.55)     $ 9.73 (2.67)%   $  5,551     1.98%        1.69%      1.98%
2000              10.33      0.15      1.36     (0.14)      (0.00)      11.70 14.79          691     1.97         1.24       1.97
1999(2)            9.82      0.10      0.51     (0.10)      (0.00)      10.33  6.07          385     2.02         1.29       2.02
CLASS H
2002(2)
CONSERVATIVE ALLOCATION FUND
CLASS A
2002
2001(3)          $10.00     $0.07    $ 0.02    $(0.05)     $(0.00)     $10.04  0.90%    $  2,522     0.62%        2.95%      1.00%
CLASS B
2002(3)
CLASS H
2002(3)


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
AGGRESSIVE ALLOCATION FUND
CLASS A
2002
2001(1)           0.47%     5%
CLASS B
2002
2001(1)          (0.08)%    5%
CLASS H
2002(1)
BALANCED ALLOCATION FUND
CLASS A
2002
2001              2.00%   161%
2000              1.89    182
1999(2)           2.50    116
CLASS B
2002
2001              1.69%   161%
2000              1.24    182
1999(2)           1.29    116
CLASS H
2002(2)
CONSERVATIVE ALLOCATION FUND
CLASS A
2002
2001(3)           2.57%     5%
CLASS B
2002(3)
CLASS H
2002(3)


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1)The Aggressive Allocation Fund Class A, Class B and Class H commenced operations on March 6, 2001, May 8, 2001 and February 20, 2002, respectively. All ratios for the respective periods have been annualized.
(2)The Balanced Allocation Fund Class A, Class B and Class H commenced operations on July 31, 1998, November 11, 1998 and February 5, 2002, respectively. All ratios for the respective periods have been annualized.
(3)The Conservative Allocation Fund Class A, Class B and Class H commenced operations on March 6, 2001, July 13, 2001 and February 6, 2002, respectively. All ratios for the respective periods have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
BOND FUND*
CLASS A
2002
2001             $ 9.40     $0.59     $ 0.34   $(0.60)     $(0.00)     $ 9.73  10.26%   $  8,944     0.97%        6.14%      1.02%
2000               9.95      0.57      (0.55)   (0.57)      (0.00)       9.40   0.05      10,237     1.12         5.89       1.14
1999              10.27      0.53      (0.29)   (0.54)      (0.02)       9.95   2.55      11,916     1.19         5.29       1.28
1998(1)            9.95      0.53       0.33    (0.54)      (0.00)      10.27   8.83      16,669     1.19         5.81       1.28
1997(2)            9.78      0.58       0.17    (0.58)      (0.00)       9.95   7.92      19,760     1.19         5.88       1.28

CLASS B
2002
2001             $ 9.38     $0.54     $ 0.33   $(0.53)     $(0.00)     $ 9.72   9.46%   $  2,317     1.67%        5.44%      1.67%
2000               9.93      0.50      (0.56)   (0.49)      (0.00)       9.38  (0.58)      2,373     1.87         5.14       1.89
1999              10.25      0.47      (0.30)   (0.47)      (0.02)       9.93   1.66       4,548     1.94         4.53       2.03
1998(1)            9.93      0.47       0.33    (0.48)      (0.00)      10.25   8.18       6,423     1.94         5.07       2.03
1997(2)            9.75      0.51       0.16    (0.49)      (0.00)       9.93   7.09       5,967     1.94         5.15       2.03
CLASS H
2002(3)


                Ratio of
                Net
                Investment
                Income/
                (Loss) to
                Average
                Net Assets
                (Before    Portfolio
                Fee        Turnover
                Waivers)   Rate
BOND FUND*
CLASS A
2002
2001               6.09%    73%
2000               5.87    155
1999               5.20    269
1998(1)            5.72    546
1997(2)            5.79    827

CLASS B
2002
2001               5.44%    73%
2000               5.12    155
1999               4.44    269
1998(1)            4.98    546
1997(2)            5.06    827
CLASS H
2002(3)


* Effective June 9, 2000, the Parkstone Bond Fund was merged into the Armada Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion rate of .9725738 for Class A and .9756871 for Class B on the date of the reorganization.
+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(2)  For the year ended June 30.
(3) The Bond Fund Class H commenced operations on April 30, 2002. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
GNMA FUND
CLASS A
2002
2001              $ 9.75    $0.60      $0.47   $(0.59)     $(0.00)     $10.23  11.27%   $  1,113      1.05%       5.94%      1.10%
2000               10.10     0.57      (0.35)   (0.57)      (0.00)       9.75   2.33       1,231      1.05        5.79       1.11
1999               10.36     0.59      (0.20)   (0.58)      (0.07)      10.10   3.77       1,497      1.03        5.67       1.03
1998               10.15     0.58       0.31    (0.58)      (0.10)      10.36   8.90         549      1.09        5.54       1.09

CLASS B
2002
2001              $ 9.75    $0.53      $0.47   $(0.52)     $(0.00)     $10.23  10.50%   $    208      1.75%       5.24%      1.75%
2000(1)             9.76     0.40      (0.01)   (0.40)      (0.00)       9.75   4.07         161      1.76        5.08       1.76
CLASS H
2002(1)
INTERMEDIATE BOND FUND
CLASS A
2002
2001              $ 9.92    $0.62      $0.34   $(0.62)     $(0.00)     $10.26   9.88%   $  8,172      0.84%       6.09%      1.04%
2000               10.41     0.61      (0.48)   (0.61)      (0.01)       9.92    1.25      3,874      0.83        5.97       1.04
1999               10.63     0.54      (0.16)   (0.54)      (0.06)      10.41    3.54      5,129      0.86        4.96       1.00
1998               10.42     0.58       0.21    (0.58)      (0.00)      10.63    7.71      3,288      0.91        5.48       1.06

CLASS B
2002
2001              $ 9.93    $0.56      $0.31   $(0.54)     $(0.00)     $10.26   9.00%   $  1,392      1.54%       5.39%      1.69%
2000               10.41     0.54      (0.47)   (0.54)      (0.01)       9.93   0.64         733      1.54        5.26       1.69
1999               10.63     0.45      (0.15)   (0.46)      (0.06)      10.41   2.83         709      1.57        4.25       1.71
1998(2)            10.70     0.20      (0.07)   (0.20)      (0.00)      10.63   1.24           2      1.60        3.38       1.49
CLASS H
2002(2)


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
GNMA FUND
CLASS A
2002
2001              5.89%     47%
2000              5.73      79
1999              5.67      85
1998              5.54     291

CLASS B
2002
2001              5.24%     47%
2000(1)           5.08      79
CLASS H
2002(1)
INTERMEDIATE BOND FUND
CLASS A
2002
2001              5.89%    133%
2000              5.76     201
1999              4.82     256
1998              5.33     160

CLASS B
2002
2001              5.24%    133%
2000              5.11     201
1999              4.11     256
1998(2)           3.49     160
CLASS H
2002(2)


+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) GNMA Fund Class B and Class H commenced operations on August 11, 1999 and April 19, 2002, respectively. All ratios for the respective periods have been annualized.
(2) Intermediate Bond Fund Class B and Class H commenced operations on January 6, 1998 and April 18, 2002, respectively. All ratios for the respective periods have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
LIMITED MATURITY BOND FUND
CLASS A
2002
2001              $ 9.74   $ 0.60      $0.16   $(0.60)     $(0.00)     $ 9.90   7.99%   $  5,022      0.65%       5.88%      0.83%
2000                9.99     0.56      (0.24)   (0.57)      (0.00)       9.74   3.47         873      0.64        5.74       0.84
1999               10.08     0.56      (0.05)   (0.55)      (0.05)       9.99   4.94         550      0.53        5.39       0.75
1998               10.00     0.57       0.09    (0.57)      (0.01)      10.08   6.68         559      0.41        5.65       0.80
CLASS B
2002
2001              $ 9.73   $ 0.51      $0.17   $(0.51)     $(0.00)     $ 9.90   7.16%   $    742      1.53%       5.00%      1.63%
2000(1)             9.90     0.39      (0.17)   (0.39)      (0.00)       9.73   2.22         180      1.54        4.84       1.64
CLASS H
2002(1)
TOTAL RETURN ADVANTAGE FUND
CLASS A
2002
2001              $ 9.47   $ 0.55      $0.56   $(0.56)     $(0.00)     $10.02  12.00%   $  1,183      0.76%       5.70%      1.04%
2000                9.98     0.57      (0.44)   (0.58)(3)   (0.06)       9.47   1.41       5,035      0.73        5.92       1.02
1999               10.25     0.56      (0.23)   (0.56)      (0.04)       9.98   3.18       4,686      0.69        5.48       0.89
1998                9.89     0.61       0.36    (0.61)      (0.00)      10.25  10.08         640      0.54        6.14       0.97
CLASS B
2002
2001              $ 9.50   $ 0.48      $0.56   $(0.49)     $(0.00)     $10.05  11.18%   $    147      1.49%       4.97%      1.69%
2000(2)             9.73     0.39      (0.19)   (0.37)      (0.06)       9.50   2.17           1      1.47        5.18       1.67


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
LIMITED MATURITY BOND FUND
CLASS A
2002
2001              5.70%     87%
2000              5.54      90
1999              5.17     190
1998              5.26     135
CLASS B
2002
2001              4.90%     87%
2000(1)           4.74      90
CLASS H
2002(1)
TOTAL RETURN ADVANTAGE FUND
CLASS A
2002
2001              5.42%    182%
2000              5.63     121
1999              5.28     142
1998              5.71     170
CLASS B
2002
2001              4.77%    182%
2000(2)           4.98     121


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Limited Maturity Bond Fund Class B and Class H commenced operations on August 11, 1999 and February 5, 2002, respectively. All ratios for the respective periods have been annualized.
(2) Total Return Advantage Fund Class B commenced operations on September 29, 1999. All ratios for the period have been annualized.
(3) Includes distribution in excess of net investment income of $(0.01) for Class A of the Total Return Advantage Fund.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated




                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
U.S. GOVERNMENT INCOME FUND
CLASS A
2002
2001              $ 8.77    $0.55      $0.45   $(0.55)     $(0.00)     $ 9.22  11.66%   $ 13,863      1.03%       6.03%      1.08%
2000                9.13     0.54      (0.37)   (0.53)      (0.00)       8.77   1.96      20,790      1.08        6.03       1.19
1999                9.27     0.55      (0.14)   (0.55)      (0.00)       9.13   4.46      38,190      1.00        5.92       1.34
1998(1)             9.15     0.61       0.08    (0.57)(3)   (0.00)       9.27   7.80      54,710      1.00        7.20       1.34
1997(2)             9.25     0.70      (0.10)   (0.70)(4)   (0.00)       9.15   6.86      58,589      1.02        7.64       1.36
CLASS B
2002
2001              $ 8.74    $0.49      $0.44   $(0.48)     $(0.00)     $ 9.19  10.90%   $  7,160      1.74%       5.32%      1.74%
2000                9.11     0.48      (0.38)   (0.47)      (0.00)       8.74   1.10       9,192      1.83        5.28       1.94
1999                9.24     0.47      (0.13)   (0.47)      (0.00)       9.11   3.76      16,373      1.75        5.15       2.09
1998(1)             9.13     0.55       0.07    (0.51)(3)   (0.00)       9.24   6.98      23,739      1.75        6.45       2.09
1997(2)             9.21     0.63      (0.09)   (0.62)(4)   (0.00)       9.13   6.06      23,448      1.77        6.89       2.11
CLASS H
2002(3)
MICHIGAN MUNICIPAL BOND FUND
CLASS A
2002
2001              $10.38    $0.49      $0.55   $(0.49)     $(0.00)     $10.93  10.13%   $ 13,816      0.70%       4.52%      0.90%
2000               10.91     0.45      (0.53)   (0.44)      (0.01)      10.38  (0.68)     14,799      1.06        4.21       1.16
1999               11.06     0.44      (0.08)   (0.44)      (0.07)      10.91   3.38      28,305      1.01        3.96       1.29
1998(1)            10.89     0.42       0.23    (0.45)      (0.03)      11.06   5.96      38,536      0.99        4.09       1.28
1997(2)            10.76     0.49       0.14    (0.46)      (0.04)      10.89   5.89      38,302      1.01        4.48       1.30
CLASS B
2002
2001              $10.39    $0.40      $0.56   $(0.40)     $(0.00)     $10.95   9.31%   $  1,937      1.55%       3.67%      1.70%
2000               10.92     0.37      (0.53)   (0.36)      (0.01)      10.39  (1.41)      1,881      1.81        3.46       1.91
1999               11.07     0.36      (0.08)   (0.36)      (0.07)      10.92   2.52       3,217      1.76        3.21       2.05
1998(1)            10.90     0.34       0.23    (0.37)      (0.03)      11.07   5.32       3,983      1.74        3.34       2.03
1997(2)            10.76     0.41       0.13    (0.36)      (0.04)      10.90   5.05       3,503      1.76        3.73       2.05


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
U.S. GOVERNMENT INCOME FUND
CLASS A
2002
2001              5.98%     78%
2000              5.92      74
1999              5.58      53
1998(1)           6.86     279
1997(2)           7.30     500
CLASS B
2002
2001              5.32%     78%
2000              5.17      74
1999              4.81      53
1998(1)           6.11     279
1997(2)           6.55     500
CLASS H
2002(3)
MICHIGAN MUNICIPAL BOND FUND
CLASS A
2002
2001              4.32%     16%
2000              4.11      10
1999              3.68       7
1998(1)           3.80      26
1997(2)           4.19      28
CLASS B
2002
2001              3.52%     16%
2000              3.36      10
1999              2.92       7
1998(1)           3.05      26
1997(2)           3.44      28

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge. (1) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(2)  For the year ended June 30.
(3) U.S. Government Income Fund Class H commenced operations on February 5, 2002. All ratios for the period have been annualized.
(4) Includes a tax return of capital of $(0.04) and $(0.04) for Class A, and Class B, respectively, of the U.S. Government Income Fund.
(5) Includes a tax return of capital of $(0.11) and $(0.10) for Class A, and Class B, respectively, of the U.S. Government Income Fund.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
NATIONAL TAX EXEMPT BOND FUND
CLASS A
2002
2001              $ 9.54    $0.42      $0.51   $(0.42)     $(0.00)     $10.05   9.94%   $  6,644      0.70%       4.29%      0.90%
2000                9.97     0.41      (0.42)   (0.41)      (0.01)       9.54  (0.02)      4,009      0.64        4.27       0.91
1999(1)            10.04     0.41      (0.04)   (0.41)      (0.03)       9.97   3.67       4,205      0.46        4.29       0.97
CLASS B
2002
2001              $ 9.50    $0.35      $0.50   $(0.35)     $(0.00)     $10.00   9.09%    $   500      1.40%       3.59%      1.55%
2000                9.96     0.34      (0.45)   (0.34)      (0.01)       9.50  (1.05)        224      1.35        3.56       1.56
1999(1)            10.23     0.13      (0.26)   (0.14)      (0.00)       9.96  (1.22)        275      1.17        3.58       1.68
OHIO TAX EXEMPT BOND FUND
CLASS A
2002
2001              $10.46    $0.47      $0.54   $(0.47)     $(0.00)     $11.00   9.81%   $  8,460      0.66%       4.34%      0.86%
2000               11.00     0.47      (0.53)   (0.47)      (0.01)      10.46  (0.51)      5,173      0.62        4.42       0.90
1999               11.09     0.52      (0.08)   (0.52)      (0.01)      11.00   3.93       4,808      0.38        4.67       0.88
1998               10.82     0.51       0.28    (0.51)      (0.01)      11.09   7.39       4,037      0.25        4.59       0.80
CLASS B
2002(2)
CLASS H
2002(2)


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
NATIONAL TAX EXEMPT BOND FUND
CLASS A
2002
2001              4.09%     27%
2000              4.00      65
1999(1)           3.78      23
CLASS B
2002
2001              3.44%     27%
2000              3.35      65
1999(1)           3.07      23
OHIO TAX EXEMPT BOND FUND
CLASS A
2002
2001              4.14%     20%
2000              4.14      31
1999              4.17      19
1998              4.04      15
CLASS B
2002(2)
CLASS H
2002(2)


+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) National Tax Exempt Bond Fund Class A and Class B commenced operations on June 19, 1998 and January 29, 1999, respectively. All ratios for the respective periods have been annualized.
(2) Ohio Tax Exempt Bond Fund Class B and Class H commenced operations on December 4, 2001 and April 1, 2002, respectively. All ratios for the respective periods have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                                                                                           Ratio of
                                                                                                                           Expenses
                                    Realized                                                                  Ratio of     to
               Net                  and                                 Net              Net       Ratio of   Net          Average
               Asset                Unrealized            Distributions Asset            Assets    Expenses   Investment   Net
               Value,    Net        Gains      Dividends  from Net      Value,           End       to         Income/      Assets
               Beginning Investment (Losses)   from Net   Realized      End              of        Average    (Loss) to    (Before
               of        Income/    on         Investment Capital       of     Total     Period    Net        Average      Fee
               Period    (Loss)     Securities Income     Gains         Period Return+   (000)     Assets     Net Assets   Waivers)
PENNSYLVANIA MUNICIPAL BOND FUND
CLASS A
2002
2001              $ 9.91    $0.46      $0.47   $(0.46)     $(0.00)     $10.38   9.52%     $  399      0.73%       4.47%      0.96%
2000               10.40     0.44      (0.45)   (0.46)      (0.02)       9.91  (0.05)        216      0.63        4.45       0.94
1999               10.45     0.48      (0.04)   (0.48)      (0.01)      10.40   4.21         218      0.58        4.70       0.93
1998               10.22     0.45       0.24    (0.45)      (0.01)(1)   10.45   6.84         125      0.77        4.32       0.94


               Ratio of
               Net
               Investment
               Income/
               (Loss) to
               Average
               Net Assets
               (Before    Portfolio
               Fee        Turnover
               Waivers)   Rate
PENNSYLVANIA MUNICIPAL BOND FUND
CLASS A
2002
2001               4.24%     25%
2000               4.14      38
1999               4.35      15
1998               4.15      20


+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Includes distribution in excess of net realized capital gains of $(0.01) for Class A of the Pennsylvania Municipal Bond Fund.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
Chairman                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                          and Dean, Gatton College of Business
Director:                                                   and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
President                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.


JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Operating Officer,                  President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
       Funds
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                                C SHARES (RETAIL)


                                 OCTOBER 1, 2002


                                  EQUITY FUNDS
                                CORE EQUITY FUND
                               EQUITY GROWTH FUND
                                EQUITY INDEX FUND
                            INTERNATIONAL EQUITY FUND
                              LARGE CAP ULTRA FUND
                              LARGE CAP VALUE FUND


                               MID CAP GROWTH FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND

                            SMALL/MID CAP VALUE FUND

                             TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                                    GNMA FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                           U.S. GOVERNMENT INCOME FUND

                               TAX FREE BOND FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                          NATIONAL TAX EXEMPT BOND FUND
                            OHIO TAX EXEMPT BOND FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
DESIGN YOUR OWN DESTINY(TM)
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS



Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class C Shares of the Funds before investing. Armada also offers Class C Shares of the Armada Money Market Fund in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:


                                                                                                             PAGE
                                                                                                             ----
Armada Core Equity Fund.................................................................................
Armada Equity Growth Fund...............................................................................
Armada Equity Index Fund................................................................................
Armada International Equity Fund........................................................................
Armada Large Cap Ultra Fund.............................................................................
Armada Large Cap Value Fund.............................................................................
Armada Mid Cap Growth Fund..............................................................................
Armada Small Cap Growth Fund............................................................................
Armada Small Cap Value Fund.............................................................................
Armada Small/Mid Cap Value Fund.........................................................................
Armada Tax Managed Equity Fund..........................................................................
Armada Aggressive Allocation Fund.......................................................................
Armada Balanced Allocation Fund.........................................................................
Armada Conservative Allocation Fund.....................................................................
Armada Bond Fund........................................................................................
Armada GNMA Fund........................................................................................
Armada Intermediate Bond Fund...........................................................................
Armada Limited Maturity Bond Fund.......................................................................
Armada Total Return Advantage Fund......................................................................
Armada U.S. Government Income Fund......................................................................
Armada Michigan Municipal Bond Fund.....................................................................
Armada National Tax Exempt Bond Fund....................................................................
Armada Ohio Tax Exempt Bond Fund........................................................................
Armada Pennsylvania Municipal Bond Fund.................................................................

More Information About Principal Investment Strategies..................................................
More Information About Fund Investments.................................................................
Investor Profiles.......................................................................................
Investment Adviser and Investment Teams.................................................................
Purchasing, Selling and Exchanging Fund Shares..........................................................
Dividends and Taxes.....................................................................................
Financial Highlights....................................................................................

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ARMADA CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation
PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks of large cap companies
PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001

-15.02%

Best Quarter                         13.10%         (12/31/01)
Worst Quarter                       -15.60%          (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.





---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                   1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Armada Core Equity Fund                                                                                 1/20/00
       Returns Before Taxes                                      -15.85%            -6.72%
       Returns After Taxes on Distributions                       ____%              ____%
       Returns After Taxes on Distributions and Sale of
       Fund Shares                                                ____%              ____%
       S&P 500 Composite Stock Price Index(1) (reflects no
       deduction for fees, expenses or taxes)                    -11.88%            -8.51%            Since 1/31/00
---------------------------------------------------------------------------------------------------------------------------





(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.




FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA EQUITY GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented common stocks of large cap
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity . The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
-17.09%
Best Quarter                          12.04%         (12/31/01)
Worst Quarter                        -16.32%          (3/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



------------------------------------------------------------ ------------- -------------------- ------------------------
    CLASS C SHARES                                              1 YEAR       SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------------------------ ------------- -------------------- ------------------------
    Armada Equity Growth Fund                                                                         1/27/00
         Returns Before Taxes                                  -17.91%           -10.48%
         Returns After Taxes on Distributions                   ____%             ____%
         Returns After Taxes on Distributions and Sale of
         Fund Shares                                            ____%             ____%
         S&P 500 Composite Stock Price Index(1)
         (reflects no deduction for fees, expenses or
         taxes)                                                -11.88%           -8.51%             Since 1/31/00
------------------------------------------------------------ ------------- -------------------- ------------------------





(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA EQUITY INDEX FUND

FUND SUMMARY

INVESTMENT GOAL                                  To approximate, before Fund expenses, the
                                                 investment results of the S&P 500 Composite Stock
                                                 Price Index

PRINCIPAL INVESTMENT STRATEGY                    Investing in stocks that comprise the S&P 500 Composite
                                                 Stock Price Index
PRINCIPAL RISKS                                  Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

   2001
  -13.09%

Best Quarter                         10.34%         (12/31/01)
Worst Quarter                       -14.84%          (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




----------------------------------------------------------- -------------- -------------------- ----------------------
     CLASS C SHARES                                            1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------- -------------- -------------------- ----------------------
      Armada Equity Index Fund                                                                        1/17/00
           Returns Before Taxes                                -13.96%           -11.75%
           Returns After Taxes on Distributions                 ____%             ____%
           Returns After Taxes on Distributions and Sale
           of Fund Shares                                       ____%             ____%
           S&P 500 Composite Stock Price Index(1)
           (reflects no deduction for fees, expenses or
           taxes)                                              -11.88%          -11.67%            Since 1/17/00
----------------------------------------------------------- -------------- -------------------- ----------------------





(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks of issuers located in at least
                                                 three foreign countries

PRINCIPAL RISKS                                  Market risk, foreign risk, multi-national companies risk,
                                                 country risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country. Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
-26.05%

Best Quarter                         10.44%         (12/31/01)
Worst Quarter                       -17.92%          (9/30/01)



The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EAFE Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



---------------------------------------------------------------------------------------------------------------------
      CLASS C SHARES                                           1 YEAR       SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------
      Armada International Equity Fund                                                              1/5/00
           Returns Before Taxes                               -26.79%           -19.66%
           Returns After Taxes on Distributions                ____%             ____%
           Returns After Taxes on Distributions and Sale
           of Fund Shares                                      ____%             ____%
           MSCI EAFE Index(1)
           (reflects no deduction for fees, expenses or
           taxes)                                             -21.44%          -17.89%           Since 12/31/99
---------------------------------------------------------------------------------------------------------------------






(1) The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.




FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP ULTRA FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented common stocks of large cap
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

 2001
-23.58%

Best Quarter                          12.60%         (12/31/01)
Worst Quarter                        -21.22%          (3/31/01)



The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500/Barra Growth Index and the Russell 1000 Growth Index. The Fund has changed its benchmark index to the Russell 1000 Growth Index because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




-----------------------------------------------------------------------------------------------------------------------
       CLASS C SHARES                                          1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
       Armada Large Cap Ultra Fund                                                                   6/15/00

             Returns Before Taxes                              -24.35%           -27.84%

             Returns After Taxes on Distributions               ____%             ____%

             Returns After Taxes on Distributions and
             Sale of Fund Shares                                ____%             ____%

             S&P 500/Barra Growth Index(1)
             (reflects no deduction for fees, expenses or
             taxes)                                            -12.73%          -19.00%            Since 5/31/00

             Russell 1000 Growth Index(2)
             (reflects no deduction for fees, expenses or
             taxes)                                            -20.42%          -24.74%            Since 5/31/00
-----------------------------------------------------------------------------------------------------------------------






(1) The S&P 500/Barra Growth Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a higher than average price-to-book ratio.
(2) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of large cap
                                                 companies

PRINCIPAL RISK                                   Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

Calendar Year Total Returns

2001
-4.72%

Best Quarter                          7.89%         (12/31/01)
Worst Quarter                       -11.04%          (9/30/01)



The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500/Barra Value Index and the Russell 1000 Value Index. The Fund has changed its benchmark index to the Russell 1000 Value Index because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.





----------------------------------------------------------------------------------------------------------------------
         CLASS C SHARES                                     1 YEAR         SINCE INCEPTION       DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
               Armada Large Cap Value Fund                                                              1/27/00

               Returns Before Taxes                          -5.63%                 5.43%

               Returns After Taxes on Distributions          ____%                  ____%

               Returns After Taxes on Distributions
               and Sale of Fund Shares                       ____%                  ____%

               S&P 500/Barra Value Index(1)(reflects
               no deduction for fees, expenses or
               taxes)                                        -11.71%               -1.71%             Since 1/31/00

               Russell 1000 Value Index(2)
               (reflects no deduction for fees,
               expenses or taxes)                            -5.60%                -2.29%             Since 1/31/00
----------------------------------------------------------------------------------------------------------------------






(1) The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a lower than median market capitalization weighted price-to-book ratio.

(2) The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization. because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Value Index.


FUND FEES AND EXPENSES



See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in growth-oriented common
                                       stocks of medium-sized companies

PRINCIPAL RISK                         Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

Calendar Year Total Returns

2001
-19.65%

Best Quarter                         22.59%         (12/31/01)
Worst Quarter                       -27.42%          (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell Midcap Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.





------------------------------------------------------------------------------------------------------------------------
         CLASS C SHARES                                          1 YEAR       SINCE INCEPTION      DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
         Armada Mid Cap Growth Fund                                                                   6/15/00
            Returns Before Taxes                                -20.45%           -25.85%
            Returns After Taxes on Distributions                 ____%             ____%
            Returns After Taxes on Distributions and Sale
             of Fund Shares                                      ____%             ____%
            Russell Midcap Growth Index(1)
            (reflects no deduction for fees, expenses or
             taxes)                                             -20.15%          -20.53%            Since 5/31/00
------------------------------------------------------------------------------------------------------------------------





(1) The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1000 U.S. companies based on market capitalization.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in growth-oriented common
                                       stocks of small cap companies

PRINCIPAL RISKS                        Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001

-8.95%

Best Quarter                         20.23%         (12/31/01)
Worst Quarter                       -25.93%          (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 2000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.





----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                      1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                                                               1/20/00
         Returns Before Taxes                                       -9.86%             -15.53%
         Returns After Taxes on Distributions                       ____%               ____%
         Returns After Taxes on Distributions and Sale of
         Fund Shares                                                ____%               ____%
         Russell 2000 Growth Index(1)
         (reflects no deduction for fees, expenses or taxes)        -9.23%             -16.32%           Since 1/31/00
----------------------------------------------------------------------------------------------------------------------------






(1) The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                        Capital appreciation

PRINCIPAL INVESTMENT STRATEGY          Investing in value-oriented common
                                       stocks of small cap companies

PRINCIPAL RISKS                        Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to--book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.


The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth-values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001

16.13%

Best Quarter                         18.96%          (12/31/01)
Worst Quarter                       -11.65%          (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 2000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                   1 YEAR        SINCE INCEPTION       DATE OF INCEPTION
--------------------------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                                                                               1/27/00
         Returns Before Taxes                                    15.13%             26.94%
         Returns After Taxes on Distributions                     ____%             ____%
         Returns After Taxes on Distributions and Sale of
         Fund Shares                                              ____%             ____%
         Russell 2000 Value Index(1)
         (reflects no deduction for fees, expenses or taxes)     14.02%             20.87%             Since 1/31/00
--------------------------------------------------------------------------------------------------------------------------





(1) The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                     Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY       Investing in value-oriented common stocks of
                                    small cap and mid cap companies

PRINCIPAL RISKS                     Market risk, smaller companies risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX MANAGED EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                     Capital appreciation, while minimizing
                                    the impact of taxes

PRINCIPAL INVESTMENT STRATEGY       Investing in common stocks using strategies
                                    designed to minimize the impact of taxes

PRINCIPAL RISK                      Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

Calendar Year Total Returns

2001
-13.59%

Best Quarter                          9.60%          (12/31/01)
Worst Quarter                       -15.21%          (3/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                    1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                                                          1/10/00

     Returns Before Taxes                                         -14.46%           -8.40%

     Returns After Taxes on Distributions                          ____%             ____%

     Returns After Taxes on Distributions and Sale of Fund
     Shares                                                        ____%             ____%

     S&P 500 Composite Stock Price Index(1)
     (reflects no deduction for fees, expenses or taxes)          -11.86%          -10.51%           Since 12/31/99
-------------------------------------------------------------------------------------------------------------------------




(1) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CORE EQUITY FUND                  EQUITY GROWTH FUND

                                                      CLASS C                            CLASS C
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering
price)                                                 None                               None
--------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                    1.00%(1)                           1.00%(1)
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                        None                               None
--------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                        None                               None
--------------------------------------------------------------------------------------------------------------
Exchange Fee                                           None                               None



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                               0.75%                              0.75%
--------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                           0.75%                              0.75%
--------------------------------------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                         0.25%                              0.25%
--------------------------------------------------------------------------------------------------------------
   Other                                              ____%                             ____%
--------------------------------------------------------------------------------------------------------------
 R>
Total Other Expenses                                  ____%                             ____%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                    ____%                             ____%
--------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                EQUITY INDEX FUND               INTERNATIONAL EQUITY FUND

                                                     CLASS C                             CLASS C
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                        None                                None
--------------------------------------- ----------------------------------- -----------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)
                                                      1.00%(1)                            1.00%(1)
--------------------------------------- ----------------------------------- -----------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                        None                                None
--------------------------------------- ----------------------------------- -----------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                        None                                None
--------------------------------------- ----------------------------------- -----------------------------------
Exchange Fee                                           None                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                              0.35%                               1.15%
--------------------------------------- ----------------------------------- -----------------------------------
Distribution
(12b-1) Fees                                          0.75%                               0.75%
--------------------------------------- -----------------------------------------------------------------------
Other Expenses:
--------------------------------------- ----------------------------------- -----------------------------------
   Shareholder Servicing Fees(2)                        0.25%                               0.25%
--------------------------------------- ----------------------------------- -----------------------------------

   Other                                              ____%                              ____%
--------------------------------------- ----------------------------------- -----------------------------------
Total Other Expenses                                  ____%                              ____%
--------------------------------------- ----------------------------------- -----------------------------------
Total Annual Fund
Operating Expenses                                   ____%(3)                            ____%
--------------------------------------- ----------------------------------- -----------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                              LARGE CAP ULTRA FUND                 LARGE CAP VALUE FUND

                                                     CLASS C                             CLASS C

Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                       None                                 None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)
                                                     1.00%(1)                             1.00%(1)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                       None                                 None
----------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                       None                                 None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                          None                                 None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                              0.75%                               0.75%
----------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                          0.75%                               0.75%
----------------------------------------------------------------------------------------------------------------
Other Expenses:
----------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                        0.25%                               0.25%
----------------------------------------------------------------------------------------------------------------

   Other                                             ____%                               ____%
----------------------------------------------------------------------------------------------------------------
Total Other Expenses                                 ____%                              ____%4
----------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                   ____%                               ____%

----------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                                            MID CAP GROWTH FUND     SMALL CAP GROWTH FUND

                                                                  CLASS C                  CLASS C
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)                                      None                      None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net
asset value)                                                      1.00%(1)                  1.00%(1)
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other
Distributions (as a percentage                                     None                      None
of offering price)
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a
percentage of amount redeemed,                                     None                      None
if applicable)
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                       None                      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                           1.00%                            1.00%
-------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                       0.75%                             0.75%
-------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                                     0.25%                             0.25%
-------------------------------------------------------------------------------------------------------------
   Other                                                           ____%                             ____%
-------------------------------------------------------------------------------------------------------------
Total Other Expenses                                               ____%                             ____%(4)
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                                 ____%                             ____%
-------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                                           SMALL CAP VALUE FUND     SMALL/MID CAP VALUE FUND

                                                                  CLASS C                   CLASS H
Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)                                      None                       None
------------------------------- ------------------------- -------------------------- -------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net
asset value)                                                      1.00%(1)                   1.00%(1)
------------------------------- ------------------------- -------------------------- -------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Other
Distributions (as a
percentage of offering price)                                       None                       None
------------------------------- ------------------------- -------------------------- -------------------------
Redemption Fee (as a                                                None                       None
percentage of amount
redeemed, if applicable)
------------------------------- ------------------------- -------------------------- -------------------------
Exchange Fee                                                       None                       None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                           1.00%                              1.00%
---------------------------------------- ---------------------------------- ----------------------------------
Distribution
(12b-1) Fees                                                       0.75%                              0.75%
---------------------------------------- ---------------------------------- ----------------------------------
Other Expenses:
---------------------------------------- ---------------------------------- ----------------------------------
   Shareholder Servicing Fees(2)                                    0.25%                              0.25%
---------------------------------------- ---------------------------------- ----------------------------------
   Other                                                                %                                  %
---------------------------------------- ---------------------------------- ----------------------------------
Total Other Expenses                                                    %                                  %(4)
---------------------------------------- ------------------------ ---------- ----------------------------------
Total Annual Fund
Operating Expenses                                                      %                                  %
---------------------------------------- ---------------------------------- ----------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                                TAX MANAGED EQUITY FUND

                                                        CLASS C
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                          None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                        1.00%(1)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                          None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                          None
--------------------------------------------------------------------------------
Exchange Fee                                             None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Investment Advisory Fees                                 0.75%
--------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                             0.75%
--------------------------------------------------------------------------------
Other Expenses:
--------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                         0.25%
--------------------------------------------------------------------------------
   Other                                                  %
--------------------------------------------------------------------------------
Total Other Expenses                                      %
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                        %
--------------------------------------------------------------------------------

(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.


(2) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(3) During the last fiscal year, the Adviser waived a portion of its advisory fees for the Equity Index Fund. With this waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were ___% and ___%, respectively. The Adviser expects to continue waiving a portion of its advisory fees for the Fund during the current fiscal year. With this fee waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be ___% and ___%, respectively. This fee waiver remains in place as of the date of this prospectus but may be revised or discontinued at any time.

(4) Other expenses for the Small/Mid Cap Value Fund are based on estimated amounts for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

Examples

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                        1 YEAR              3 YEARS              5 YEARS              10 YEARS
                                        ------              -------              -------              --------
CORE EQUITY FUND
    Class C Shares(1)                  $                   $                    $                   $
    Class C Shares(2)
--------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------------------------------------------------------------------------------
LARGE CAP ULTRA FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------------------------------------------------------------------------------
 MALL CAP GROWTH FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------------------------------------------------------------------------------
 MALL CAP VALUE FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------------------------------------------------------------------------------
 MALL/MID CAP VALUE FUND
    Class C Shares(1)                                                                  N/A                  N/A
    Class C Shares(2)                                                                  N/A                  N/A
--------------------------------------------------------------------------------------------------------------------
 TAX MANAGED EQUITY FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------------------------------------------------------------------------------


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                          Capital appreciation with current
                                         income as a secondary objective

PRINCIPAL INVESTMENT STRATEGY            Investing in a combination
                                         of Underlying Armada Funds
                                         that, in turn, invest
                                         primarily in U.S. and
                                         foreign common stocks and,
                                         to a lesser extent, in
                                         investment-grade fixed
                                         income securities and cash
                                         equivalents


PRINCIPAL RISKS                          Market risk, foreign risk, interest
                                         rate risk, credit risk, prepayment/
                                         extension risk, allocation risk, small
                                         companies risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES


The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page __.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because Class C Shares were not in operation during the calendar year ended December 31, 2001.

FUND FEES AND EXPENSES


See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                       Long-term capital appreciation and current
                                      income

PRINCIPAL INVESTMENT STRATEGY         Investing in a diversified portfolio of
                                      common stocks, investment grade fixed
                                      income securities and cash equivalents
                                      with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS                       Market risk, allocation risk, small
                                      companies risk, foreign risk, interest
                                      rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.


The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

 2001
-7.79%

Best Quarter                          7.73%(12/31/01)
Worst Quarter                       -10.35% (9/30/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index, the S&P 500 Composite Stock Price Index and the Balanced Allocation Hybrid Benchmark Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                    1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------------
ARMADA BALANCED ALLOCATION FUND                                                                         4/20/00

     Returns Before Taxes                                         -8.70%            -4.53%

     Returns After Taxes on Distributions                         ____%              ____%
     Returns After Taxes on Distributions and Sale of Fund
     Shares                                                       ____%              ____%

     Lehman U.S. Aggregate Bond Index(1)
     (reflects no deduction for fees, expenses or taxes)          8.42%             10.87%            Since 4/30/00
     S&P 500 Composite Stock Price Index(2)

     (reflects no deduction for fees, expenses or taxes)         -11.88%           -12.06%            Since 4/30/00
     Balanced Allocation Hybrid Benchmark Index(3)

     (reflects no deduction for fees, expenses or taxes)          -3.72%            -3.07%            Since 4/30/00
-------------------------------------------------------------------------------------------------------------------------






(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income and moderate capital
                                    appreciation consistent with preservation of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in a combination of Underlying
                                    Armada Funds that, in turn, invest primarily in investment-grade fixed income securities and, to a lesser extent, in U.S. and foreign common stocks and cash equivalents

PRINCIPAL RISKS                     Market risk, foreign risk, interest rate
                                    risk, credit risk, prepayment/extension
                                    risk, allocation risk, small companies risk, conflicts risk


PRINCIPAL INVESTMENT STRATEGIES


The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page __.


The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.

FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                           AGGRESSIVE ALLOCATION FUND          BALANCED ALLOCATION FUND

                                                     CLASS C                           CLASS C
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                       None                               None
------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                   1.00%(1)                           1.00%(1)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                       None                               None
------------------------------------------------------------------------------------------------------------

Redemption Fee (as a percentage of
amount redeemed, if applicable)                       None                               None
------------------------------------------------------------------------------------------------------------
Exchange Fee                                          None                               None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                              0.25%                             0.75%
------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                          0.65%                             0.75%
------------------------------------------------------------------------------------------------------------
Other Expenses:
------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                      0.25%                             0.25%
------------------------------------------------------------------------------------------------------------

   Other                                             ___%                             ___%
------------------------------------------------------------------------------------------------------------
Total Other Expenses                                  ___%                             ___%
                                                       ===                               ==
------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                   ___%3                             ___%
------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                    ___%4                              N/A
------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect                    ___%3                              N/A
Expenses

------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                          CONSERVATIVE ALLOCATION FUND

                                                           CLASS C

Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                           None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                        1.00%(1)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                           None
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                           None
-------------------------------------------------------------------------------
Exchange Fee                                              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                  0.25%
-------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                              0.65%
-------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                          0.25%
-------------------------------------------------------------------------------

   Other                                                  ___%
-------------------------------------------------------------------------------
Total Other Expenses                                      ___%
-------------------------------------------------------------------------------
Total Annual Fund
-------------------------------------------------------------------------------
Operating Expenses                                        ___%(3)
-------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                         ___%(4)
Total Fund Operating and Indirect                         ___%(3)
Expenses

-------------------------------------- ----------------------------------------


(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.
(2) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.



(3) During the last fiscal year, the Adviser waived a portion of its advisory fees for the Conservative Allocation Fund. With this fee waiver, the Fund's actual Investment Advisory Fees, Total Annual Fund Operating Expenses and Total Fund Operating and Indirect Expenses were ___%, ___% and ___%, respectively.

During the current fiscal year, the Adviser expects to waive a portion of its advisory fees for the Aggressive Allocation Fund and Conservative Allocation Fund. With this fee waiver, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:



                                          ADVISORY       TOTAL
                                           FEES          EXPENSES
  Fund
  Aggressive Allocation Fund               _____%        _____%
  Conservative Allocation Fund             _____%        _____%

This fee waiver remains in place as of the date of this prospectus but may be revised or discontinued at any time.

(4) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from ___% to ___% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest. The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:




                                                                  AGGRESSIVE            CONSERVATIVE
                                                                ALLOCATION FUND         ALLOCATION FUND
      Armada Large Cap Ultra Fund                                    _____%                   _____%
      Armada Large Cap Value Fund                                    _____%                   _____%
      Armada International Equity Fund                               _____%                   _____%
      Armada Small Cap Growth Fund                                   _____%                   _____%
      Armada Small Cap Value Fund                                    _____%                   _____%
      Armada Bond Fund                                               _____%                   _____%
      Armada Intermediate Bond Fund                                  _____%                   _____%
      Armada Money Market Fund                                       _____%                   _____%


The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.



Total Fund Operating and Indirect Expenses (after fee limitations and waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:


      Aggressive Allocation Fund                                ____%
      Conservative Allocation Fund                              ____%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                                 1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                 ------           -------           -------           --------
AGGRESSIVE ALLOCATION FUND*

    Class C Shares(1)                                  $               $                $                 $
    Class C Shares(2)

--------------------------------------------- -------------- ------------------ ----------------- ------------------
BALANCED ALLOCATION FUND

    Class C Shares(1)
    Class C Shares(2)

--------------------------------------------- -------------- ------------------ ----------------- ------------------
CONSERVATIVE ALLOCATION FUND*

    Class C Shares(1)
    Class C Shares(2)

--------------------------------------------- -------------- ------------------ ----------------- ------------------



* The examples for the Aggressive Allocation Fund and Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

(1)  If you sell your shares at the end of the period.
(2)  If you do not sell your shares at the end of the period.

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income as well as preservation of
                                    capital

PRINCIPAL INVESTMENT STRATEGY       Investing in a diversified portfolio of
                                    investment grade fixed income securities, which maintains a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS                     Market risk, interest rate risk,
                                    prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

Prepayment/extension risk. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
6.52%

Best Quarter                         3.90%          (9/30/01)
Worst Quarter                       -0.63%          (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.






---------------------------------------------------------------------------------------------------------------
                                                                            SINCE               DATE OF
CLASS C SHARES                                                  1 YEAR      INCEPTION           INCEPTION
---------------------------------------------------------------------------------------------------------------
Armada Bond Fund                                                                                 6/12/00

     Returns Before Taxes                                        5.52%           7.54%

     Returns After Taxes on Distributions                        ____%           ____%

     Returns After Taxes on Distributions and Sale of Fund
     Shares                                                      ____%           ____%

Lehman U.S. Aggregate Bond Index(1)

(reflects no deduction for fees, expenses or taxes)              8.42%          11.51%         Since 5/31/00
---------------------------------------------------------------------------------------------------------------






(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.




FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA GNMA FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income as well as preservation of
                                    capital

PRINCIPAL INVESTMENT STRATEGY       Investing in mortgage-backed securities
                                    guaranteed by the Government National
                                    Mortgage Association (GNMA)

PRINCIPAL RISKS                     Market risk, prepayment/extension risk,
                                    interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.


In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING


Market risk. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
6.22%

Best Quarter                         3.43%          (9/30/01)
Worst Quarter                       -0.17%         (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman GNMA Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




-------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                               1 YEAR      SINCE INCEPTION      DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                                                                 1/27/00
     Returns Before Taxes                                    5.22%            8.34%
     Returns After Taxes on Distributions                    ____%            ____%
     Returns After Taxes on Distributions and Sale of
     Fund Shares                                             ____%            ____%
Lehman GNMA Index(1)
(reflects no deduction for fees, expenses or taxes)          8.23%           10.62%            Since 1/31/00
-------------------------------------------------------------------------------------------------------------------




(1) The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.




FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     High current income as well as preservation
                                    of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in investment grade fixed income
                                    securities, while maintaining a
                                    dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS                     Market risk, interest rate risk,
                                    prepayment/extension risk, credit risk,
                                    foreign risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
6.95%
Best Quarter                         4.07%                     (9/30/01)
Worst Quarter                       -0.68%                    (12/31/01)



The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Intermediate U.S. Government/Credit Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



------------------------------------------------------------------------------------------------------
                                                                       Since           Date of
Class C Shares                                           1 Year      Inception        Inception
------------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                                                         5/30/00
     Returns Before Taxes                                5.95%         8.24%
     Returns After Taxes on Distributions                ____%         ____%
     Returns After Taxes on Distributions and Sale
    of Fund Shares                                       ____%         ____%
Lehman Intermediate U.S. Government/Credit Index(1)
(reflects no deduction for fees, expenses or taxes)      8.98%       11.20%        Since 5/31/00
-----------------------------------------------------------------------------------------------------




(1) The Lehman Intermediate U.S. Government/Credit Index is an unmanaged index which is representative of intermediate-term bonds.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in investment grade fixed income securities,
                                                 while maintaining a dollar-weighted average maturity of
                                                 between one and five years

PRINCIPAL RISKS                                  Market risk, interest rate risk, prepayment/extension
                                                 risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


Market risk. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
8.25%

Best Quarter                        3.37%            (3/31/01)
Worst Quarter                       0.50%            (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Merrill Lynch 1-3 Year U.S. Corporate/Government Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.





-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                    1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                                                        1/27/00

     Returns Before Taxes                                          7.25%             5.98%

     Returns After Taxes on Distributions                          ____%             ____%

     Returns After Taxes on Distributions and Sale of Fund
     Shares                                                        ____%             ____%

Merrill Lynch 1-3 Year U.S. Corporate/Government Index(1)
(reflects no deduction for fees, expenses or taxes)
                                                                   8.71%            8.78%           Since 1/31/00
-------------------------------------------------------------------------------------------------------------------------





(1) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.




FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in investment grade fixed income securities,
                                                 while maintaining an average dollar-weighted maturity of
                                                 between four and twelve years

PRINCIPAL RISKS                                  Market risk, credit risk, interest rate risk,
                                                 prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.


Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.



INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
6.26%

Best Quarter                         4.66%                     (9/30/01)
Worst Quarter                       -0.61%                    (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Government/Credit Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.





------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                   1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                                                      10/3/00

     Returns Before Taxes                                        5.26%              8.17%

     Returns After Taxes on Distributions                        ____%              ____%

     Returns After Taxes on Distributions and Sale of Fund
     Shares                                                      ____%              ____%

Lehman U.S. Government/Credit Index(1)
(reflects no deduction for fees, expenses or taxes)              8.51%             10.46%          Since 9/30/00

------------------------------------------------------------------------------------------------------------------------




(1) The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in mortgage-related securities issued or
                                                 guaranteed by the U.S. government

PRINCIPAL RISKS                                  Market risk, interest rate risk, prepayment/extension
                                                 risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock non-governmental issuers. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
6.70%

Best Quarter                         3.47%            (9/30/01)
Worst Quarter                       -0.05%           (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Mortgage-Backed Securities Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                 1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada U.S. Government Income Fund                                                                    6/21/00

     Returns Before Taxes                                       5.70%             8.84%

     Returns After Taxes on Distributions                       ____%             ____%

     Returns After Taxes on Distributions and Sale of
     Fund Shares                                                ____%             ____%

Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees, expenses or taxes)             8.22%            10.43%          Since 6/30/00
----------------------------------------------------------------------------------------------------------------------






(1) The Lehman Mortgage-Backed Securities Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.




FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                                    BOND FUND                          GNMA FUND

                                                     CLASS C                            CLASS C
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                       None                               None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                    1.00%(1)                           1.00%(1)
-------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                       None                               None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                       None                               None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                          None                               None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                              0.55%                              0.55%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                             0.75%                              0.75%
-------------------------------------------------------------------------------------------------------------

Other Expenses:
-------------------------------------------------------------------------------------------------------------
    Shareholder Servicing Fees(2)                        0.25%                              0.25%
-------------------------------------------------------------------------------------------------------------

   Other                                              ___%                              ___%
-------------------------------------------------------------------------------------------------------------
Total Other Expenses                                  ___%                              ___%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                    ___%                              ___%
-------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                              INTERMEDIATE BOND FUND           LIMITED MATURITY BOND FUND

                                                      CLASS C                            CLASS C
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering
price)                                                 None                               None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                     1.00%(1)                           1.00%(1)
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                        None                               None
-------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                        None                               None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                           None                               None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Investment Advisory Fees                               0.55%                              0.45%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                              0.75%                              0.75%
-------------------------------------------------------------------------------------------------------------
Other Expenses:
-------------------------------------------------------------------------------------------------------------
   Shareholder Servicing Fees(2)                       0.25%                              0.25%
-------------------------------------------------------------------------------------------------------------

   Other                                               ___%                              ___%
-------------------------------------------------------------------------------------------------------------
Total Other Expenses                                   ___%                              ___%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                    ___%                               ___%

-------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
                                            TOTAL RETURN ADVANTAGE FUND            U.S. GOVERNMENT INCOME FUND

                                                      CLASS C                                CLASS C
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                        None                                    None
-------------------------------------- -------------------------------------- ---------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)
                                                      1.00%(1)                                1.00%(1)
-------------------------------------- -------------------------------------- ---------------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                        None                                    None
-------------------------------------- -------------------------------------- ---------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                        None                                    None
-------------------------------------- -------------------------------------- ---------------------------------------
Exchange Fee                                           None                                    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                               0.55%                                  0.55%
-------------------------------------- -------------------------------------- ---------------------------------------
Distribution (12b-1) Fees                              0.75%                                  0.75%
-------------------------------------- -------------------------------------- ---------------------------------------
Other Expenses:
-------------------------------------- -------------------------------------- ---------------------------------------
   Shareholder Servicing Fees(2)                         0.25%                                  0.25%
-------------------------------------- -------------------------------------- ---------------------------------------

   Other                                               ___%                                  ___%
-------------------------------------- -------------------------------------- ---------------------------------------
Total Other Expenses                                   ___%                                  ___%
-------------------------------------- -------------------------------------- ---------------------------------------
Total Annual Fund
Operating Expenses                                    ___%                                  ___%

-------------------------------------- -------------------------------------- ---------------------------------------

(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.


(2) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of such shares. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(3) During the last fiscal year, the Adviser waived a portion of its advisory fees for certain Funds. With this fee waiver, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


    FUND                                     ADVISORY FEES           TOTAL EXPENSES
  Bond Fund                                     _____%                   _____%
  GNMA Fund                                     _____%                   _____%
  Intermediate Bond Fund                        _____%                   _____%
  Limited Maturity Fund                         _____%                   _____%
  Total Return Advantage Fund                   _____%                   _____%
  U.S. Government Income Fund                   _____%                   _____%


  The Adviser expects to continue waiving a portion of its advisory fees for certain Funds during the current fiscal year. With this fee waiver, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

    FUND                                     ADVISORY FEES           TOTAL EXPENSES
  Bond Fund                                     _____%                   _____%
  GNMA Fund                                     _____%                   _____%
  Intermediate Bond Fund                        _____%                   _____%
  Limited Maturity Fund                         _____%                   _____%
  Total Return Advantage Fund                   _____%                   _____%
  U.S. Government Income Fund                   _____%                   _____%

This fee waiver remains in place as of the date of this prospectus but may be revised or discontinued at any time.


  For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                ------           -------           -------           --------
BOND FUND
    Class C Shares(1)                                 $               $                $                  $
    Class C Shares(2)
------------------------------------------- --------------- ------------------ ----------------- ------------------
GNMA FUND
    Class C Shares(1)
    Class C Shares(2)
------------------------------------------- --------------- ------------------ ----------------- ------------------
INTERMEDIATE BOND FUND
    Class C Shares(1)
    Class C Shares(2)
------------------------------------------- --------------- ------------------ ----------------- ------------------
LIMITED MATURITY BOND FUND
    Class C Shares(1)
    Class C Shares(2)
------------------------------------------- --------------- ------------------ ----------------- ------------------
TOTAL RETURN ADVANTAGE FUND
    Class C Shares(1)
    Class C Shares(2)
------------------------------------------- --------------- ------------------ ----------------- ------------------
U.S. GOVERNMENT INCOME FUND
    Class C Shares(1)
    Class C Shares(2)
------------------------------------------- --------------- ------------------ ----------------- ------------------


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income exempt from federal income
                                    tax and, to the extent possible, from
                                    Michigan personal income tax, as is
                                    consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in municipal obligations that pay
                                    interest that is exempt from federal and
                                    Michigan state income taxes

PRINCIPAL RISKS                     Market risk, interest rate risk, credit
                                    risk, single state risk, non-diversification
                                    risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


Class C Shares of the Fund had less than a full year of performance history as of December 31, 2001. For this reason, the performance information shown below is for another class of shares (Class I Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.


Performance information before June 10, 2000 represents the performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year. The performance of Class C Shares will differ due to differences in expenses.


CALENDAR YEAR TOTAL RETURNS


1992          1993        1994      1995      1996       1997      1998     1999    2000       2001
6.98%         9.74%      -2.86%    13.63%     3.03%      7.18%     5.00%   -1.34%   8.90%      ____%

Best Quarter          _____%               (______)
Worst Quarter         _____%               (______)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




----------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE         DATE OF
CLASS A SHARES                                       1 YEAR     5 YEARS     10 YEARS      INCEPTION      INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund                                                                    7/2/90

     Returns Before Taxes                             ____%      ____%        ____%         ____%

     Returns After Taxes on Distributions             ____%      ____%        ____%         ____%

     Returns After Taxes on Distributions and
     Sale of Fund Shares                              ____%      ____%        ____%         ____%

Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses or
taxes)                                                ____%       ____%      ____%        ____%     Since 6/30/90
--------------------------------------------------- ---------- ----------- ------------ -------------- ---------------






(1) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.

FUND FEES AND EXPENSES


See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA NATIONAL TAX EXEMPT BOND FUND

FUND SUMMARY


INVESTMENT GOAL                                  Current income exempt from federal income tax as is
                                                 consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in municipal obligations that pay interest that
                                                 is exempt from federal income tax

PRINCIPAL RISKS                                  Market risk, interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
3.53%

Best Quarter                         2.31%                    (9/30/01)
Worst Quarter                       -0.98%                    (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.





----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                 1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada National Tax Exempt Bond Fund                                                                 2/24/00

     Returns Before Taxes                                       2.53%             5.47%

     Returns After Taxes on Distributions                       ____%             ____%

     Returns After Taxes on Distributions and Sale of
     Fund Shares                                                ____%             ____%

     Lehman 7 Year Municipal Bond Index(1)

(reflects no deduction for fees, expenses or taxes)             5.20%            7.70%             Since 2/29/00
----------------------------------------------------------------------------------------------------------------------






(1) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.




FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income exempt from federal income
                                    tax and, to the extent possible, Ohio
                                    personal income taxes, consistent with
                                    conservation of capital

PRINCIPAL INVESTMENT STRATEGY       Investing in municipal obligations that pay
                                    interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS                     Market risk, interest rate risk, credit
                                    risk, single state risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
3.39%

Best Quarter                         2.39%           (9/30/01)
Worst Quarter                       -1.07%          (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                                  1 YEAR       SINCE INCEPTION      DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund                                                                     6/23/00

     Returns Before Taxes                                       2.39%             5.69%

     Returns After Taxes on Distributions                       ____%             ____%

     Returns After Taxes on Distributions and Sale of Fund
     Shares                                                     ____%             ____%

Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses or taxes)             5.20%            7.31%             Since 6/30/00
----------------------------------------------------------------------------------------------------------------------




(1) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.



FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income exempt from
                                                 both regular federal income tax
                                                 and, to the extent possible,
                                                 Pennsylvania personal income
                                                 tax as is consistent with
                                                 conservation of capital

PRINCIPAL                                        Investment Strategy Investing
                                                 in municipal obligations that
                                                 pay interest that is exempt
                                                 from federal income and
                                                 Pennsylvania personal income
                                                 taxes

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, credit risk, single state
                                                 risk, non-diversification risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001
2.26%

Best Quarter                         2.32%           (9/30/01)
Worst Quarter                       -0.95%           (12/31/01)




The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ___%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



------------------------------------------------------------ ------------- -------------------- -----------------------

CLASS C SHARES                                                  1 YEAR         SINCE INCEPTION      DATE OF INCEPTION
------------------------------------------------------------ ------------- -------------------- -----------------------
Armada Pennsylvania Municipal Bond Fund                                                                2/24/00
     Returns Before Taxes                                       1.26%             3.70%
     Returns After Taxes on Distributions                       ____%             ____%
     Returns After Taxes on Distributions and Sale of Fund
     Shares                                                     ____%             ____%
Lehman 7 Year Municipal Bond Index(1)
(reflects no deduction for fees, expenses or taxes)             5.20%            7.70%             Since 2/29/00

------------------------------------------------------------ ------------- -------------------- -----------------------






(1) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                           MICHIGAN MUNICIPAL BOND FUND            NATIONAL TAX EXEMPT BOND FUND

                                                      CLASS C                                  CLASS C

Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering
price)                                                   None                                   None
---------------------------------------- -------------------------------------- -------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                      1.00%(1)                               1.00%(1)
---------------------------------------- -------------------------------------- -------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                          None                                   None
---------------------------------------- -------------------------------------- -------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                          None                                   None
---------------------------------------- -------------------------------------- -------------------------------------
Exchange Fee                                             None                                   None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



Investment Advisory Fees                                 0.55%                                 0.55%
---------------------------------------- -------------------------------------- -------------------------------------
Distribution (12b-1) Fees                                0.75%                                 0.75%
---------------------------------------- -------------------------------------- -------------------------------------
Other Expenses:
---------------------------------------- -------------------------------------- -------------------------------------
   Shareholder Servicing Fees(2)                         0.25%                                 0.25%
---------------------------------------- -------------------------------------- -------------------------------------
   Other                                                ____%                                 ____%
---------------------------------------- -------------------------------------- -------------------------------------
Total Other Expenses                                    ____%                                 ____%
---------------------------------------- -------------------------------------- -------------------------------------
Total Annual Fund
Operating Expenses                                      ____%(3)                             ____%(3)
---------------------------------------- -------------------------------------- -------------------------------------


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                                OHIO TAX EXEMPT BOND FUND              PENNSYLVANIA MUNICIPAL BOND FUND

                                                         CLASS C                                   CLASS C
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering
price)                                                     None                                      None
---------------------------------------- ----------------------------------------- -----------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)
                                                          1.00%(1)                                  1.00%(1)
---------------------------------------- ----------------------------------------- -----------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                            None                                      None
---------------------------------------- ----------------------------------------- -----------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                            None                                      None
---------------------------------------- ----------------------------------------- -----------------------------------------
Exchange Fee                                               None                                      None



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)



Investment Advisory Fees                                  0.55%                                     0.55%
---------------------------------------- ----------------------------------------- -----------------------------------------
Distribution (12b-1) Fees                                 0.75%                                     0.75%
---------------------------------------- ----------------------------------------- -----------------------------------------
Other Expenses:
---------------------------------------- ----------------------------------------- -----------------------------------------
   Shareholder Servicing Fees(2)                          0.25%                                     0.25%
---------------------------------------- ----------------------------------------- -----------------------------------------
   Other                                                  ____%                                    ____%
---------------------------------------- ----------------------------------------- -----------------------------------------
Total Other Expenses                                      ____%                                    ____%
---------------------------------------- ----------------------------------------- -----------------------------------------
Total Annual Fund
Operating Expenses                                       ____%(3)                                 ____%(3)
---------------------------------------- ----------------------------------------- -----------------------------------------


(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(2) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.


(3) During the last fiscal year, the Adviser waived a portion of its advisory fees for certain Funds. With this fee waiver, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                           ADVISORY       TOTAL
  FUND                                       FEES       EXPENSES

  Michigan Municipal Bond Fund              _____%       _____%
  National Tax Exempt Bond Fund             _____%       _____%
  Ohio Tax Exempt Bond Fund                 _____%       _____%
  Pennsylvania Municipal Bond Fund          _____%       _____%



   The Adviser expects to continue waiving a portion of its advisory fees for certain Funds. With this fee waiver, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses for the current fiscal year are expected to be:

                                           ADVISORY       TOTAL
  FUND                                       FEES       EXPENSES
  Michigan Municipal Bond Fund              _____%       _____%
  National Tax Exempt Bond Fund             _____%       _____%
  Ohio Tax Exempt Bond Fund                 _____%       _____%
  Pennsylvania Municipal Bond Fund          _____%       _____%

This fee waiver remains in place as of the date of this prospectus but may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:



                                                 1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                 ------           -------           -------           --------
MICHIGAN MUNICIPAL BOND FUND
    Class C Shares(1)                             $                $                 $                  $
    Class C Shares(2)
--------------------------------------------- -------------- ------------------ ----------------- ------------------
NATIONAL TAX EXEMPT BOND FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------- -------------- ------------------ ----------------- ------------------
OHIO TAX EXEMPT BOND FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------- -------------- ------------------ ----------------- ------------------
PENNSYLVANIA MUNICIPAL BOND FUND
    Class C Shares(1)
    Class C Shares(2)
--------------------------------------------- -------------- ------------------ ----------------- ------------------



(1)  If you sell your shares at the end of the period.

(2)  If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES


This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page __ for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.



                                                                       High-Yield
                                              Fixed                       Lower                   Asset-     Mortgage-
                   Equity     Convertible     Income       Government     Rated      Municipal    Backed      Backed      Foreign
                 Securities   Securities    Securities     Securities   Securities  Securities   Securities  Securities  Securities
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA CORE
  EQUITY FUND        X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA EQUITY
  GROWTH FUND        X

-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA EQUITY
   INDEX FUND        X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA
  INTERNATIONAL
  EQUITY FUND        X                                                                                                         X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA LARGE
  CAP ULTRA FUND     X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA LARGE
  CAP VALUE FUND     X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA MID CAP
  GROWTH FUND        X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA SMALL
  CAP GROWTH FUND    X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA SMALL
  CAP VALUE FUND     X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA SMALL/
  MID CAP
  VALUE FUND         X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA TAX
  MANAGED EQUITY
  FUND               X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA
  AGGRESSIVE
  ALLOCATION
  FUND               X                           X              X                                    X           X           X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA
  BALANCED
  ALLOCATION
  FUND               X            X              X              X                                    X           X           X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA
  CONSERVATIVE
  ALLOCATION FUND    X                           X              X                                    X           X           X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA BOND
  FUND                                           X              X                                    X           X
-----------------------------------------------------------------------------------------------------------------------------------




                                                                       High-Yield
                                              Fixed                       Lower                   Asset-     Mortgage-
                   Equity     Convertible     Income       Government     Rated      Municipal    Backed      Backed      Foreign
                 Securities   Securities    Securities     Securities   Securities  Securities   Securities  Securities  Securities
-----------------------------------------------------------------------------------------------------------------------------------

  ARMADA GNMA
  FUND                                           X             X                                    X            X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA
  INTERMEDIATE
  BOND FUND                                      X             X                                    X            X           X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA LIMITED
  MATURITY BOND
  FUND                                           X             X                                    X            X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA TOTAL
  RETURN
  ADVANTAGE FUND                                 X             X              X                     X            X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA U.S.
  GOVERNMENT
  INCOME FUND                                    X             X                                    X            X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA MICHIGAN
  MUNICIPAL BOND
  FUND                                           X                                       X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA NATIONAL
  TAX EXEMPT
  BOND FUND                                      X                                       X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA OHIO
  TAX EXEMPT
  BOND FUND                                      X                                       X
-----------------------------------------------------------------------------------------------------------------------------------
  ARMADA
  PENNSYLVANIA
  MUNICIPAL BOND
  FUND                                           X                                       X
-----------------------------------------------------------------------------------------------------------------------------------


EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.


FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

- A Fund may incur substantial costs in connection with conversions between various currencies.

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.




THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations.


The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.


-----------------------------------------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR          5 YEARS          10 YEARS         SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------
Armada Money Market Fund                    3.91%            5.12%            4.66%               5.55%(1)
-----------------------------------------------------------------------------------------------------------------

(1)  Since September 3, 1986.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of these Equity Funds' principal investment strategies.


Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

-------------------------------------------------------------------------------
                                  EQUITY FUNDS
-------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
-------------------------------------------------------------------------------

Core Equity Fund                      Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks
-------------------------------------------------------------------------------
Equity Growth Fund                    Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks of large cap companies
-------------------------------------------------------------------------------
Equity Index Fund                     Investors seeking returns similar to those
                                      of the S&P 500 Composite Stock Price Index
                                      who are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks
-------------------------------------------------------------------------------
International Equity Fund             Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks of foreign companies
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  EQUITY FUNDS
-------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
-------------------------------------------------------------------------------

Large Cap Ultra Fund                  Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in growth-oriented common stocks of large
                                      cap companies
-------------------------------------------------------------------------------
Large Cap Value Fund                  Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in value-oriented common stocks of large
                                      cap companies
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Mid Cap Growth Fund                   Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in growth-oriented common stocks of mid
                                      cap companies
-------------------------------------------------------------------------------
Small Cap Growth Fund                 Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in growth-oriented common stocks of small
                                      cap companies Small Cap Value Fund
                                      Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in value-oriented common stocks of small
                                      cap companies
-------------------------------------------------------------------------------

Small/Mid Cap Value Fund              Investors seeking capital appreciation who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily in value-oriented common stocks of small cap and mid cap companies

-------------------------------------------------------------------------------
Tax Managed Equity Fund               Investors seeking capital appreciation who
                                      want to minimize the impact of taxes and
                                      who are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in common stocks
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS
-------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
-------------------------------------------------------------------------------

Aggressive Allocation Fund            Investors seeking capital growth with the
                                      potential for above average total returns
                                      (as measured by the returns of the S&P 500
                                      Composite Stock Price Index) who are
                                      willing to accept the risks of investing
                                      in a fund that may allocate a high
                                      percentage of its assets in Underlying
                                      Armada Funds that focus their investments
                                      in equity securities
-------------------------------------------------------------------------------
Balanced Allocation Fund              Investors seeking broad diversification by
                                      asset class and style to manage risk and
                                      provide the potential for above average
                                      total returns (as measured by the returns
                                      of the S&P 500 Composite Stock Price Index
                                      and the Lehman U.S. Aggregate Bond Index)
-------------------------------------------------------------------------------
Conservative Allocation Fund          Investors seeking current income with the
                                      potential for above average total returns
                                      (as measured by the returns of the Lehman
                                      U.S. Aggregate Bond Index) who are willing to accept the risks of investing in a fund that may allocate a high percentage of its assets in Underlying Armada Funds that focus their investments in fixed income securities

-------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
-------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
-------------------------------------------------------------------------------
Bond Fund                             Investors seeking current income who are
                                      willing to accept the risks of investing
                                      in a fund that invests primarily in fixed
                                      income securities
-------------------------------------------------------------------------------
GNMA Fund                             Investors seeking current income who are
                                      willing to accept the risks of investing
                                      in a fund that invests primarily in
                                      mortgage-backed securities
-------------------------------------------------------------------------------
Intermediate Bond Fund                Investors seeking current income who are
                                      willing to accept the risks of investing
                                      in a fund that invests primarily in
                                      intermediate term fixed income securities
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               FIXED INCOME FUNDS
-------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
-------------------------------------------------------------------------------
Limited Maturity Bond Fund            Investors seeking current income who are
                                      seeking to minimize share price volatility
                                      relative to our other fixed income funds
                                      and who are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in shorter term fixed income securities
-------------------------------------------------------------------------------
Total Return Advantage Fund           Investors seeking total return with less
                                      share price volatility than a fund that
                                      invests primarily in equity securities who
                                      are willing to accept the risks of
                                      investing in a fund that invests primarily
                                      in fixed income securities
-------------------------------------------------------------------------------
U.S. Government Income Fund           Investors seeking current income who are
                                      interested in the lower credit risk
                                      associated with a fund that invests
                                      primarily in U.S. government fixed income securities

-------------------------------------------------------------------------------
                               TAX-FREE BOND FUNDS
-------------------------------------------------------------------------------
FUND                                  MAY BE APPROPRIATE FOR . . .
-------------------------------------------------------------------------------
Michigan Municipal Bond Fund          Investors seeking current income exempt
                                      from federal and Michigan income taxes who
                                      are willing to accept moderate share price
                                      volatility
-------------------------------------------------------------------------------

National Tax Exempt Bond Fund         Investors seeking current income exempt
                                      from federal income tax who are willing to
                                      accept moderate share price volatility
-------------------------------------------------------------------------------

Ohio Tax Exempt Bond Fund             Investors seeking current income exempt
                                      from federal and Ohio income taxes who are
                                      willing to accept moderate share price
                                      volatility
-------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund      Investors seeking current income exempt
                                      from federal and Pennsylvania income taxes
                                      who are willing to accept moderate share
                                      price volatility
-------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $__ billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.




The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.


------------------------------------------------------------------------------------------------------------------
FUND NAME                                  MANAGEMENT TEAM                            ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
                                                                                        ENDED MAY 31, 2002
------------------------------------------------------------------------------------------------------------------
Core Equity Fund                           Equity Growth Team                                  %
------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                         Equity Growth Team                                  %
------------------------------------------------------------------------------------------------------------------
Equity Index Fund                          Equity Team                                         %
------------------------------------------------------------------------------------------------------------------
International Equity Fund                  Equity International Team                           %
------------------------------------------------------------------------------------------------------------------
Large Cap Ultra Fund                       Equity Growth Team                                  %
------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                       Equity Value Team                                   %
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                        Equity Growth Team                                  %
------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                      Equity Growth Team                                  %
------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                       Equity Value Team                                   %
------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                   Equity Value Team                                   %1
------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                    Equity Growth Team                                  %
------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                 Quantitative Analysis Team                          %
------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                   Quantitative Analysis Team                          %
------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund               Quantitative Analysis Team                          %
------------------------------------------------------------------------------------------------------------------
Bond Fund                                  Taxable Fixed Income Team                           %
------------------------------------------------------------------------------------------------------------------
GNMA Fund                                  Taxable Fixed Income Team                           %
------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     Taxable Fixed Income Team                           %
------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Taxable Fixed Income Team                           %
------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                Taxable Fixed Income Team                           %
------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                Taxable Fixed Income Team                           %
------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund               Tax Exempt Fixed Income Team                        %
------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund              Tax Exempt Fixed Income Team                        %
------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                  Tax Exempt Fixed Income Team                        %
------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund           Tax Exempt Fixed Income Team                        %
------------------------------------------------------------------------------------------------------------------


(1) The Small/Mid Cap Value Fund was not in operation during the last fiscal year. The fee shown represents the contractual advisory fee rate that the Fund is obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class C Shares of the Funds.

         CLASS C SHARES:

         -        No front-end sales charge
         - Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)
         -        12b-1 fees
         - $500 minimum initial investment - no subsequent minimum investment
         -        Does not convert to any other share class
         -        $50 minimum monthly investment through Planned Investment
                  Program
         -        Intended for individual investors and retirement plans

HOW TO PURCHASE FUND SHARES



                                  NEW ACCOUNT SET UP                                    ADDING TO AN EXISTING ACCOUNT

INTERNET                   Visit our site and click on "Open an Account Online."        You may place your purchase order on our
WWW.ARMADAFUNDS.COM        Or log on to our Online Forms Center to print or             Web Site using your established banking
                           Armada cannot accept third-party checks, complete an         instructions for payment. To authorize this
                           application online. Mail the application to the              service, please complete an Account Change
                           address below. Unless you arrange to pay by wire or          Form or call 1-800-622-FUND (3863).
                           ACH, write your check, payable in U.S. dollars, to
                           "Armada Funds (Fund name)." Armada cannot accept
                           third-party checks, credit cards, credit card checks
                           or cash

TELEPHONE
1-800-622-FUND (3863)      Call our Investor Services Line to obtain an                 Call our Investor Services Line to purchase
                           application                                                  additional shares. To authorize this
                                                                                        service, please complete an Account Change
                                                                                        Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along             Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to             (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                           number on your check and mail it to the
                                           Armada Funds                                 address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, credit cards, credit card checks or cash.




                                  NEW ACCOUNT SET UP                                    ADDING TO AN EXISTING ACCOUNT

Automated Clearing House          Complete "Bank, Wire & Electronic Funds               A Planned Investment Program can be set up
("ACH")                           Transfer Instructions" section of the                 to automatically purchase shares on
                                  application to have funds directly transferred        designated dates during the month. Please
                                  from a bank account. A primary and secondary          see "Planned Investment Program" below.
                                  account may be established. Please note all
                                  electronic transfers will be on the primary
                                  account unless notified otherwise. Any changes
                                  in these instructions must be made in writing
                                  to Armada Funds with a signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if          With current account information on your
                                  you have a checking or savings account with a         account, participation in the program can
                                  bank, you may purchase Class C Shares                 be arranged via the Internet or by calling
                                  automatically through regular deductions from         1-800-622-FUND (3863).
                                  your account in amounts of at least $50 per
                                  month per account.                                    For existing accounts,  without account
                                                                                        information, participation can be arranged
                                  You may arrange for participation in this             by completing an Account Change Form with
                                  program when a new account is established.            banking information.  This form must
                                                                                        include a signature guarantee by a bank or
                                                                                        other financial institution.

WIRE                              To purchase shares by wire, call                      Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account          the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to               number and to ensure prompt and accurate
                                  receive a wire control number to be included          handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to             transmit immediately available funds by
                                  transmit immediately available funds by wire          wire as described at the left.  Please
                                  in the amount of your purchase to:                    include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                       Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds                  responsible for the consequences of delays
                                  (Account Registration)                                resulting from the banking or Federal
                                  (Account Number)                                      Reserve Wire system, or from incomplete
                                  (Wire Control Number)                                 wiring instructions.

                                  Note: Your bank may charge you a fee for this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please             Contact your financial consultant. Please
                                  note, your financial consultant or                    note, your financial consultant or
                                  institution may charge a fee for its services.        institution may charge a fee for its
                                                                                        services.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Funds price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fixed Income Fund and Tax Free Bond Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES


If you sell your Class C Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class C Shares of one Fund for Class C Shares of another Fund.

When an investor redeems Class C Shares, they are redeemed first from those Class C Shares that are not subject to the deferred sales load (i.e., Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class C Shares that have been held the longest.


The contingent deferred sales charge will be waived if you sell your Class C Shares for the following reasons:

-        redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

-        redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-        return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;


-        exchanges of Class C Shares for Class C Shares of other Funds of
         Armada;


- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO SELL YOUR FUND SHARES

Holders of Class C Shares may sell shares by following the procedures established when they opened their account or accounts.


INTERNET
WWW.ARMADAFUNDS.COM

The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.






RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge.

See "Contingent Deferred Sales Charges" on page ___ for information concerning the application of contingent deferred sales charges.


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.


INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing Class C Shares of the Armada Money Market Fund for Class C Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421
For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184
The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.






IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS C SHARES

If you would like to enter a systematic exchange program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are as follows: (i) 0.65% with respect to the Aggressive Allocation and Conservative Allocation Funds; and (ii) 0.75% with respect to each other Fund.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class C Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


         Armada International Equity Fund

         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund

         Armada Small/Mid Cap Value Fund


The following Funds distribute income quarterly:

         Armada Core Equity Fund
         Armada Equity Growth Fund
         Armada Equity Index Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada GNMA Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."



You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. govenment securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.

No financial highlights are presented for the Small/Mid Cap Value Fund because the Fund was not in operation during the last fiscal year.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated





                     Net                      Realized and
                     Asset       Net          Unrealized       Dividends      Distributions
                     Value,      Investment   Gains            from Net       from Net          Net Asset
                     Beginning   Income/      (Losses)         Investment     Realized          Value, End      Total
                     of Period   (Loss)       on Securities    Income         Capital Gains     of Period       Return+


CORE EQUITY FUND
CLASS C
2002
2001                 $14.63      $(0.06)       $(0.73)          $(0.00)        $(1.92)           $11.92         (6.48)%
2000(1)               14.55       (0.05)         0.13            (0.00)         (0.00)            14.63          0.55

EQUITY GROWTH FUND
CLASS C
2002
2001(2)              $28.38      $(0.26)       $(3.31)          $(0.00)        $(1.12)           $23.69        (13.06)%
2000(2),(3)           28.04       (0.08)         0.42            (0.00)         (0.00)            28.38          1.21

EQUITY INDEX FUND
CLASS C
2002
2001                 $12.20      $ 0.00        $(1.40)         $(0.01)         $(0.00)           $10.79        (11.51)%
2000(4)               12.61        0.01         (0.41)          (0.01)          (0.00)            12.20         (3.17)

INTERNATIONAL
EQUITY FUND
CLASS C
2002
2001(2)              $14.83      $(0.10)       $(3.10)         $(0.00)         $(1.00)           $10.63        (23.40)%
2000(5)               15.37       (0.04)        (0.50)          (0.00)          (0.00)            14.83         (3.51)

LARGE CAP ULTRA FUND
CLASS C
2002
2001(2),(6)          $20.22      $(0.17)       $(5.57)         $(0.00)         $(2.59)           $11.89        (30.66)%

LARGE CAP VALUE FUND
CLASS C
2002
2001                 $15.93      $ 0.09         $1.72          $(0.15)         $(0.32)           $17.27        11.67%
2000(7)               15.27        0.08          0.63           (0.05)          (0.00)            15.93         4.65




                                                                                     Ratio of Net
                                                                                     Investment
                                                                  Ratio              Income/
                                                 Ratio of Net     of Expenses        (Loss) to
                                     Ratio of    Investment       to Average         Average
                      Net Assets     Expenses    Income/(Loss)    Net Assets         Net Assets         Portfolio
                      End of         to Average  to Average       (Before Fee        (Before Fee        Turnover
                      Period (000)   Net Assets  Net Assets        Waivers)           Waivers)          Rate


CORE EQUITY FUND
CLASS C
2002
2001                     $50           1.94%      (0.87)%            1.94%            (0.87)%            34%
2000(1)                    2           1.96       (0.93)             1.96             (0.93)             37

EQUITY GROWTH FUND
CLASS C
2002
2001(2)                 $436           1.88%      (0.98)%            1.88%            (0.98)%            18%
2000(2),(3)              263           1.86       (0.95)             1.86             (0.95)             25

EQUITY INDEX FUND
CLASS C
2002
2001                    $649           1.36%      (0.06)%            1.51%            (0.21)%            15%
2000(4)                  277           1.34        0.02              1.49             (0.13)             48

INTERNATIONAL
EQUITY FUND
CLASS C
2002
2001(2)                 $364           2.41%      (0.41)%            2.41%            (0.41)%            161%
2000(5)                  165           2.39       (0.90)             2.39             (0.90)             124

LARGE CAP ULTRA FUND
CLASS C
2002
2001(2),(6)             $123           1.93%      (1.32)%            1.93%            (1.32)%            102%

LARGE CAP VALUE FUND
CLASS C
2002
2001                    $187           1.93%       0.59%              1.93%            0.59%             67%
2000(7)                  105           1.88        1.11               1.88             1.11              40



+        Total return is for the period indicated and has not been annualized.
         Total return excludes sales charge.
(1) Core Equity Fund Class C commenced operations on January 20, 2000. All ratios for the period have been annualized.
(2)      Per share data calculated using average shares outstanding method.
(3) Equity Growth Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.
(4) Equity Index Fund Class C commenced operations on January 17, 2000. All ratios for the period have been annualized.
(5) International Equity Fund Class C commenced operations on January 5, 2000. All ratios for the period have been annualized.
(6) Large Cap Ultra Fund Class C commenced operations on June 15, 2000. All ratios for the period have been annualized.
(7) Large Cap Value Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                              Realized and
                     Net Asset   Net          Unrealized       Dividends      Distributions
                     Value,      Investment   Gains            from Net       from Net          Net Asset
                     Beginning   Income/      (Losses)         Investment     Realized          Value, End      Total
                     of Period   (Loss)       on Securities    Income         Capital Gains     of Period       Return+


MID CAP
GROWTH FUND
CLASS C
2002
2001(1),(2)          $15.11      $(0.12)        $(3.81)         $(0.00)        $(4.54)          $ 6.64          (29.86)%

SMALL CAP
GROWTH FUND
CLASS C
2002
2001(1)              $14.57      $(0.18)        $(1.84)         $(0.00)        $(1.36)          $11.19          (15.32)%
2000(1),(3)           16.20       (0.07)         (1.56)          (0.00)         (0.00)           14.57          (10.06)

SMALL CAP
VALUE FUND
CLASS C
2002
2001                 $14.62      $ 0.11          $4.14           $(0.12)       $(0.41)          $18.34           29.62%
2000(4)               13.07        0.01           1.54            (0.00)        (0.00)           14.62           11.86

TAX MANAGED
EQUITY FUND
CLASS C
2002
2001                 $14.16      $(0.12)        $(1.66)         $(0.00)        $(0.03)          $12.35          (12.60)%
2000(5)               14.01       (0.03)          0.18           (0.00)         (0.00)           14.16            1.07

AGGRESSIVE
ALLOCATION FUND
CLASS C
2002

BALANCED ALLOCATION
FUND
CLASS C
2002
2001                 $11.70      $ 0.21         $(0.46)         $(0.18)        $(1.55)          $ 9.72          (2.70)%
2000(6)               11.88        0.02          (0.20)          (0.00)         (0.00)           11.70          (1.52)

CONSERVATIVE
ALLOCATION FUND
CLASS C
2002
2001(7)               $10.14      $ 0.00        $(0.10)         $(0.00)        $(0.00)          $10.04          (0.99)%




                                                                                     Ratio of Net
                                                                                     Investment
                                                                  Ratio              Income/
                                                 Ratio of Net     of Expenses        (Loss) to
                                     Ratio of    Investment       to Average         Average
                      Net Assets     Expenses    Income/(Loss)    Net Assets         Net Assets         Portfolio
                      End of         to Average  to Average       (Before Fee        (Before Fee        Turnover
                      Period (000)   Net Assets  Net Assets        Waivers)           Waivers)          Rate

MID CAP
GROWTH FUND
CLASS C
2002
2001(1),(2)           $    142          2.21%      (1.59)%          2.21%             (1.59)%            191%

SMALL CAP
GROWTH FUND
CLASS C
2002
2001(1)               $    374          2.22%      (1.39)%          2.22%             (1.39)%           174%
2000(1),(3)                 77          2.19       (1.24)           2.19              (1.24)            155

SMALL CAP
VALUE FUND
CLASS C
2002
2001                  $    361          2.15%       0.40%           2.15%              0.40%            128%
2000(4)                     68          2.17         1.01           2.17               1.01             120

TAX MANAGED
EQUITY FUND
CLASS C
2002
2001                  $    880          1.92%      (0.84)%          1.92%             (0.84)%             1%
2000(5)                    453          1.91       (0.77)           1.91              (0.77)              3

AGGRESSIVE
ALLOCATION FUND
CLASS C
2002

BALANCED ALLOCATION
FUND
CLASS C
2002
2001                  $     22          1.98%       1.69%           1.98%              1.69%            161%
2000(6)                      3          1.97        1.24            1.97               1.24             182

CONSERVATIVE
ALLOCATION FUND
CLASS C
2002
2001(7)               $     55          1.22%       2.35%           1.55%              2.00%              5%



+        Total return is for the period indicated and has not been annualized.
         Total return excludes sales charge.
(1)      Per share data calculated using average shares outstanding method.
(2) Mid Cap Growth Fund Class C commenced operations on June 15, 2000. All ratios for the period have been annualized.
(3) Small Cap Growth Fund Class C commenced operations on January 20, 2000. All ratios for the period have been annualized.
(4) Small Cap Value Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.
(5) Tax Managed Equity Fund Class C commenced operations on January 10, 2000. All ratios for the period have been annualized.
(6) The Balanced Allocation Fund Class C commenced operations on April 20, 2000. All ratios for the period have been annualized.
(7) The Conservative Allocation Fund Class C commenced operations on May 23, 2001. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                              Realized and
                     Net Asset   Net          Unrealized       Dividends      Distributions
                     Value,      Investment   Gains            from Net       from Net          Net Asset
                     Beginning   Income/      (Losses)         Investment     Realized          Value, End      Total
                     of Period   (Loss)       on Securities    Income         Capital Gains     of Period       Return+


BOND FUND
CLASS C
2002
2001(1)             $ 9.48        $0.52        $ 0.23          $(0.52)      $(0.00)            $ 9.71           8.06%

GNMA FUND
CLASS C
2002
2001                $ 9.75        $0.53        $0.46           $(0.52)      $(0.00)            $10.22          10.39%
2000(2)               9.72         0.18         0.03            (0.18)       (0.00)              9.75           2.16

INTERMEDIATE
BOND FUND
CLASS C
2002
2001                $ 9.93        $0.55        $0.35           $(0.55)      $(0.00)            $10.28           9.22%
2000(3)               9.91        (0.00)        0.02            (0.00)       (0.00)              9.93           0.22

LIMITED MATURITY
BOND FUND
CLASS C
2002
2001                $ 9.73        $ 0.51       $0.16           $(0.51)      $(0.00)            $ 9.89           7.06%
2000(4)               9.85          0.18       (0.12)           (0.18)       (0.00)              9.73           0.56

TOTAL RETURN
ADVANTAGE FUND
CLASS C
2002
2001(5)             $ 9.73        $ 0.32       $0.31           $(0.32)      $(0.00)            $10.04           6.54%

U.S. GOVERNMENT
INCOME FUND
CLASS C
2002
2001(6)            $ 8.83         $0.45        $0.37           $(0.45)      $(0.00)            $ 9.20           9.51%

MICHIGAN MUNICIPAL
BOND FUND
CLASS C
2002




                                                                                     Ratio of Net
                                                                                     Investment
                                                                  Ratio              Income/
                                                 Ratio of Net     of Expenses        (Loss) to
                                     Ratio of    Investment       to Average         Average
                      Net Assets     Expenses    Income/(Loss)    Net Assets         Net Assets         Portfolio
                      End of         to Average  to Average       (Before Fee        (Before Fee        Turnover
                      Period (000)   Net Assets  Net Assets        Waivers)           Waivers)          Rate

BOND FUND
CLASS C
2002
2001(1)              $     62         1.67%        5.44%            1.67%             5.44%             73%

GNMA FUND
CLASS C
2002
2001                 $     60         1.75%        5.24%            1.75%             5.24%             47%
2000(2)                    84         1.76         5.08             1.76              5.08              79

INTERMEDIATE
BOND FUND
CLASS C
2002
2001                 $    180         1.54%        5.39%            1.69%             5.24%            133%
2000(3)                   191         1.54         5.26             1.69              5.11             201

LIMITED MATURITY
BOND FUND
CLASS C
2002
2001                 $     64         1.53%        5.00%            1.63%             4.90%            87%
2000(4)                    18         1.54         4.84             1.64              4.74             90

TOTAL RETURN
ADVANTAGE FUND
CLASS C
2002
2001(5)             $     20          1.49%        4.97%            1.69%             4.77%           182%

U.S. GOVERNMENT
INCOME FUND
CLASS C
2002
2001(6)             $    113          1.74%        5.32%            1.74%             5.32%            78%

MICHIGAN MUNICIPAL
BOND FUND
CLASS C
2002




+        Total return is for the period indicated and has not been annualized.
         Total return excludes sales charge.
(1) The Bond Fund Class C commenced operations on June 12, 2000. All ratios for the period have been annualized.
(2) GNMA Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.
(3) Intermediate Bond Fund Class C commenced operations on May 30, 2000. All ratios for the period have been annualized.
(4) Limited Maturity Bond Fund Class C commenced operations on January 27, 2000. All ratios for the period have been annualized.
(5) Total Return Advantage Fund Class C commenced operations on October 3, 2000. All ratios for the period have been annualized.
(6) U.S. Government Income Fund Class C commenced operations on June 21, 2000. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                              Realized and
                     Net Asset   Net          Unrealized       Dividends      Distributions
                     Value,      Investment   Gains            from Net       from Net          Net Asset
                     Beginning   Income/      (Losses)         Investment     Realized          Value, End      Total
                     of Period   (Loss)       on Securities    Income         Capital Gains     of Period       Return+

NATIONAL TAX
EXEMPT
BOND FUND
CLASS C
2002
2001++               $ 9.50      $0.27        $0.51             $(0.27)       $(0.00)           $10.01          8.30%
2000(1)                9.52       0.03        (0.02)             (0.03)        (0.00)             9.50          0.09

OHIO TAX EXEMPT
 BOND FUND
CLASS C
2002
2001(2)              $10.61      $0.36        $0.38             $(0.35)      $(0.00)            $11.00          7.08%

PENNSYLVANIA
MUNICIPAL BOND
FUND
CLASS C
2002
2001(3) +++          $ 9.91      $0.04        $0.47             $(0.04)      $(0.00)            $10.38          5.18%
2000(4)                9.95       0.13        (0.14)             (0.03)       (0.00)              9.91         (0.06)




                                                                                     Ratio of Net
                                                                                     Investment
                                                                  Ratio              Income/
                                                 Ratio of Net     of Expenses        (Loss) to
                                     Ratio of    Investment       to Average         Average
                      Net Assets     Expenses    Income/(Loss)    Net Assets         Net Assets         Portfolio
                      End of         to Average  to Average       (Before Fee        (Before Fee        Turnover
                      Period (000)   Net Assets  Net Assets        Waivers)           Waivers)          Rate

NATIONAL TAX
EXEMPT
BOND FUND
CLASS C
2002
2001++                $    82          1.55%         3.44%          1.70%              3.29%             27%
2000(1)                    --          1.50          3.41           1.65               3.26              65

OHIO TAX EXEMPT
 BOND FUND
CLASS C
2002
2001(2)               $   281          1.51%         3.49%         1.66%               3.34%            20%

PENNSYLVANIA
MUNICIPAL BOND
FUND
CLASS C
2002
2001(3) +++           $    4           1.24%         3.72%         1.42%               3.54%            25%
2000(4)                   --           1.53          3.55          1.68                3.40             38



+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
++ Information presented for the National Tax Exempt Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.
+++ Information presented for the Pennsylvania Municipal Bond Fund Class C reflects the impact of the low level of assets at the beginning of the period and throughout the year ended May 31, 2001. Because of the low asset levels, the information presented is not considered meaningful relative to the other share classes of the Fund.
(1) National Tax Exempt Bond Fund Class C commenced operations on February 24, 2000. All ratios for the period have been annualized.
(2) Ohio Tax Exempt Bond Fund Class C commenced operations on June 23, 2000. All ratios for the period have been annualized.
(3)      Per share data calculated using average shares outstanding method.
(4) Pennsylvania Municipal Bond Fund Class C commenced operations on February 24, 2000. All ratios for the period have been annualized.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES


ROBERT D. NEARY                                         RICHARD W. FURST
Chairman                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                          and Dean, Gatton College of Business
Director:                                                   and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
President                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Operating Officer,                  President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy



 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]]
Armada(R)
       Funds
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)



                                 _________, 2002


                                  EQUITY FUNDS
                                CORE EQUITY FUND
                               EQUITY GROWTH FUND
                                EQUITY INDEX FUND
                            INTERNATIONAL EQUITY FUND
                              LARGE CAP ULTRA FUND
                              LARGE CAP VALUE FUND



                               MID CAP GROWTH FUND
                              SMALL CAP GROWTH FUND
                              SMALL CAP VALUE FUND

                            SMALL/MID CAP VALUE FUND

                             TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                           AGGRESSIVE ALLOCATION FUND
                            BALANCED ALLOCATION FUND
                          CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                    BOND FUND
                                    GNMA FUND
                             INTERMEDIATE BOND FUND
                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                           U.S. GOVERNMENT INCOME FUND

                               TAX FREE BOND FUNDS
                          MICHIGAN MUNICIPAL BOND FUND
                          NATIONAL TAX EXEMPT BOND FUND
                            OHIO TAX EXEMPT BOND FUND
                        PENNSYLVANIA MUNICIPAL BOND FUND

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS



Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class I Shares of the Funds before investing. Armada also offers Class I Shares of Armada money market funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                           PAGE


ARMADA CORE EQUITY FUND.......................................................
ARMADA EQUITY GROWTH FUND.....................................................
ARMADA EQUITY INDEX FUND......................................................
ARMADA INTERNATIONAL EQUITY FUND..............................................
ARMADA LARGE CAP ULTRA FUND...................................................
ARMADA LARGE CAP VALUE FUND...................................................
ARMADA MID CAP GROWTH FUND....................................................
ARMADA SMALL CAP GROWTH FUND..................................................
ARMADA SMALL CAP VALUE FUND...................................................
ARMADA SMALL/MID CAP VALUE FUND................................................
ARMADA TAX MANAGED EQUITY FUND................................................
ARMADA AGGRESSIVE ALLOCATION FUND.............................................
ARMADA BALANCED ALLOCATION FUND...............................................
ARMADA CONSERVATIVE ALLOCATION FUND..........................................
ARMADA BOND FUND.............................................................
ARMADA GNMA FUND.............................................................
ARMADA INTERMEDIATE BOND FUND................................................
ARMADA LIMITED MATURITY BOND FUND............................................
ARMADA TOTAL RETURN ADVANTAGE FUND...........................................
ARMADA U.S. GOVERNMENT INCOME FUND...........................................
ARMADA MICHIGAN MUNICIPAL BOND FUND..........................................
ARMADA NATIONAL TAX EXEMPT BOND FUND.........................................
ARMADA OHIO TAX EXEMPT BOND FUND.............................................
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND......................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.......................

MORE INFORMATION ABOUT FUND INVESTMENTS......................................
INVESTOR PROFILES............................................................
INVESTMENT ADVISER AND INVESTMENT TEAMS......................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............................
DIVIDENDS AND TAXES..........................................................
FINANCIAL HIGHLIGHTS.........................................................

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

ARMADA CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                               Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                 Investing in common stocks of
                                              large cap companies

PRINCIPAL RISK                                Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


------------------------------------------------
1998           1999        2000        2001
------------------------------------------------
32.37%         19.94%      1.76%       ____%
------------------------------------------------

Best Quarter......         ______% (_______)
Worst Quarter.....         ______% (_______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was _____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the S&P 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                        1 YEAR             SINCE INCEPTION             DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Core Equity Fund                                                                                 8/1/97

      Returns Before Taxes                            _____%                 _____%

      Returns After Taxes on Distributions            _____%                 _____%

      Returns After Taxes on Distributions and
      Sale of Fund Shares                             _____%                 _____%

S&P 500 Composite Stock Price Index(1)
(reflects no deductions for fees, expenses
or taxes)                                             _____%                 _____%                    Since 7/31/97
-------------------------------------------------------------------------------------------------------------------------

(1)The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S.\ stock market as a whole.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA EQUITY GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                             Capital appreciation

PRINCIPAL INVESTMENT STRATEGY               Investing in growth-oriented common
                                            stocks of large cap companies

PRINCIPAL RISK                              Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.



CALENDAR YEAR TOTAL RETURNS

1992       1993       1994       1995      1996       1997       1998      1999       2000      2001
6.38%     -0.27%     -0.79%     28.93%    20.33%     36.61%     29.09%    22.98%     -5.21%     ____%

Best Quarter......         ____%           (_______)
Worst Quarter.....         ____%           (_______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was _____%


This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

---------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                   1 YEAR        5 YEARS       10 YEARS      SINCE INCEPTION     DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Armada Equity Growth Fund                                                                                       12/20/89

       Returns Before Taxes                       ____%         ____%         ____%             ____%

       Returns After Taxes on Distributions       ____%         ____%         ____%             ____%

       Returns After Taxes on Distributions
       and Sale of Fund Shares                    ____%         ____%         ____%             ____%

S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses
or taxes)                                         ____%         ____%         ____%             ____%            Since 12/31/89
---------------------------------------------------------------------------------------------------------------------------------

(1)The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA EQUITY INDEX FUND

FUND SUMMARY

INVESTMENT GOAL                     To approximate, before Fund expenses, the
                                    investment results of the S&P 500 Composite
                                    Stock Price Index

PRINCIPAL INVESTMENT STRATEGY       Investing in stocks that comprise the S&P
                                    500 Composite Stock Price Index

PRINCIPAL RISKS                     Market risk, tracking error risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


------------------------------------
1999           2000        2001
------------------------------------
20.61%         -9.20%      ____%
------------------------------------

Best Quarter......         ____%           (______)
Worst Quarter.....         ____%           (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was _____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR         SINCE INCEPTION         DATE OF INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Equity Index Fund                                                                       7/10/98

       Returns Before Taxes                           ____%              ____%

       Returns After Taxes on Distributions           ____%              ____%

       Returns After Taxes on Distributions and
       Sale of Fund Shares                            ____%              ____%

S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses
or taxes)                                             ____%              ____%                Since 7/10/98
--------------------------------------------------------------------------------------------------------------

(1)The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                               Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                 Investing in common stocks of
                                              issuers located in at least
                                              three foreign countries

PRINCIPAL RISKS                               Market risk, foreign risk,
                                              multi-national companies risk,
                                              country risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country. Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS


1998            1999          2000          2001

19.98%          50.13%        -16.89%       ____%


Best Quarter......           ____%         (______)
Worst Quarter.....           ____%         (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was _____%.


This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EAFE Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

----------------------------------------------------------------------------------------------------------
CLASS I SHARES                                   1 YEAR          SINCE INCEPTION       DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------
Armada International Equity Fund                                                          8/1/97

      Returns Before Taxes                       ____%                ____%

      Returns After Taxes on Distributions       ____%                ____%

      Returns After Taxes on
      Distributions and Sale of Fund
      Shares                                     ____%                ____%

MSCI EAFE Index(1)
(reflects no deduction for fees, expenses
or taxes)                                        ____%                ____%              Since 7/31/97
----------------------------------------------------------------------------------------------------------

(1)The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP ULTRA FUND

FUND SUMMARY

INVESTMENT GOAL                               Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                 Investing in growth-oriented
                                              common stocks of large cap
                                              companies

PRINCIPAL RISK                                Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Ultra Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in a diversified portfolio of common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser takes a long-term approach to managing the Fund and typically invests in companies that have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. The Adviser will consider selling a security when there is a deterioration of fundamentals leading to a deceleration in earnings growth.


The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.




Performance information before June 10, 2000 represents performance of the Parkstone Large Capitalization Fund which was reorganized into the Armada Large Cap Ultra Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1996            1997         1998        1999        2000          2001

23.23%          29.08%       42.62%      29.04%      -16.76%       ____%


Best Quarter......          ____%          (_______)
Worst Quarter.....         _____%          (_______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was _____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500/Barra Growth Index and the Russell 1000 Growth Index. The Fund has changed its benchmark index to the Russell 1000 Growth Index because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR             5 YEARS          SINCE INCEPTION        DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------------
Armada Large Cap Ultra Fund                                                                               12/28/95

       Returns Before Taxes                   ____%               ____%                ____%

       Returns After Taxes on
       Distributions                          ____%               ____%                ____%

       Returns After Taxes on
       Distributions and Sale of Fund
       Shares                                 ____%               ____%                ____%

S&P 500/Barra Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                            ____%               ____%                ____%              Since 12/31/95

Russell 1000 Growth Index(2)
(reflects no deduction for fees,
expenses or taxes)                            ____%               ____%                ____%              Since 12/31/95
----------------------------------------------------------------------------------------------------------------------------

(1)The S&P 500/Barra Growth Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a higher than average price-to-book ratio.

(2)The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LARGE CAP VALUE FUND


FUND SUMMARY

INVESTMENT GOAL                              Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                Investing in value-oriented
                                             common stocks of large cap
                                             companies

PRINCIPAL RISK                               Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.


PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995          1996        1997       1998        1999        2000        2001

27.70%        18.08%      29.21%     10.23%      -0.13%      11.62%      ____%


Best Quarter......         ____%           (______)
Worst Quarter.....         ____%           (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was _____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500/Barra Value Index and the Russell 1000 Value Index. The Fund has changed its benchmark index to the Russell 1000 Value Index because it measures the performance of stocks that are more closely representative of stocks held by the Fund than the S&P 500/Barra Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR          5 YEARS          SINCE INCEPTION        DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Large Cap Value Fund                                                                            7/1/94

      Returns Before Taxes                  ____%            ____%                ____%

      Returns After Taxes on
      Distributions                         ____%            ____%                ____%

      Returns After Taxes on
      Distributions and Sale of Fund
      Shares                                ____%            ____%                ____%

S&P 500/Barra Value Index(1)
(reflects no deduction for fees,
expenses or taxes)                          ____%            ____%                ____%               Since 6/30/94


Russell 1000 Value Index(2)
(reflects no deduction for fees,
expenses or taxes)                          ____%            ____%                 __%                Since 6/30/94
----------------------------------------------------------------------------------------------------------------------

(1)The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a lower than median market capitalization weighted price-to-book ratio.

(2)The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation


PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented
                                                 common stocks of medium-sized
                                                 companies


PRINCIPAL RISK                                   Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Mid Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded mid cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with medium stock market capitalizations. In selecting investments for the Fund to buy and sell, the Adviser invests in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, sound and improving financial fundamentals and presently exhibit the potential for growth.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund considers a mid-capitalization or "mid cap" company to be one that has a comparable market capitalization as the companies in the Russell Midcap Growth Index. The Russell Midcap Growth Index is an unmanaged index which reflects a medium-sized universe of growth-oriented securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.





Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Armada Mid Cap Growth Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS



 1992      1993       1994       1995      1996       1997       1998      1999      2000      2001
15.22%    12.97%     -5.30%     29.86%    18.32%     11.70%     11.31%    45.85%     -7.90     ____%


Best Quarter......          ____%          (_______)
Worst Quarter.....          ____%          (_______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was _____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell Midcap Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                              1 YEAR      5 YEARS      10 YEARS       SINCE INCEPTION       DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------------
Armada Mid Cap Growth Fund                                                                                 10/31/98

      Returns Before Taxes                  ____%        ____%         ____%             ____%

      Returns After Taxes on
      Distributions                         ____%        ____%         ____%             ____%

      Returns After Taxes on
      Distributions and Sale of Fund
      Shares                                ____%        ____%         ____%             ____%

Russell Midcap Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                          ____%      ____%        ____%                ____%            Since 10/31/98
----------------------------------------------------------------------------------------------------------------------------


(1)The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest U.S. companies among the largest 1000 U.S. companies based on market capitalization.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in growth-oriented
                                                 common stocks of small cap
                                                 companies

PRINCIPAL RISKS                                  Market risk, small companies
                                                 risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1998           1999        2000          2001

7.56%          36.06%      -14.96%       ____%


Best Quarter......          ____%          (______)
Worst Quarter.....          ____%          (______)



The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 2000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR          SINCE INCEPTION        DATE OF INCEPTION
--------------------------------------------------------------------------------------------------------
Armada Small Cap Growth Fund                                                             8/1/97

      Returns Before Taxes                     ____%               ____%

      Returns After Taxes on
      Distributions                            ____%               ____%

      Returns After Taxes on
      Distributions and Sale of Fund
      Shares                                   ____%               ____%

Russell 2000 Growth Index(1)
(reflects no deduction for fees,
expenses or taxes)                             ____%               ____%              Since 7/31/97
--------------------------------------------------------------------------------------------------------

(1)The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                                  Capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Investing in value-oriented
                                                 common stocks of small cap
                                                 companies

PRINCIPAL RISKS                                  Market risk, small companies
                                                 risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than the market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer is no longer considered a small cap company, so long as the security otherwise continues to meet investment criteria.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index which have lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995          1996        1997       1998        1999        2000        2001

18.63%        22.64%      32.43%     -6.96%      7.91%       33.60%      ____%


Best Quarter......          ____%          (______)
Worst Quarter               ____ %         (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 2000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

----------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                1 YEAR            5 YEARS         SINCE INCEPTION     DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------
Armada Small Cap Value Fund                                                                              7/26/94

      Returns Before Taxes                     ____%             ____%               ____%

      Returns After Taxes on
      Distributions                            ____%             ____%               ____%

      Returns After Taxes on
      Distributions and Sale of Fund
      Shares                                   ____%             ____%               ____%

Russell 2000 Value Index1
(reflects no deduction for fees,
expenses or taxes)                             ____%             ____%               ____%            Since 7/31/94
----------------------------------------------------------------------------------------------------------------------







(1)The Russell 2000 Value Index is comprised of securities in the Russell 2000 Index with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.


FUND FEES AND EXPENSES

See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY


INVESTMENT GOAL                             Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY               Investing in value-oriented common
                                            stocks of small cap and mid cap
                                            companies

PRINCIPAL RISKS                             Market risk, smaller companies risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX MANAGED EQUITY FUND


FUND SUMMARY


INVESTMENT GOAL                                  Capital appreciation while
                                                 minimizing the impact of taxes


PRINCIPAL INVESTMENT STRATEGY                    Investing in common stocks
                                                 using strategies designed to
                                                 minimize the impact of taxes

PRINCIPAL RISK                                   Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Managed Equity Fund's investment objective is to provide capital appreciation while minimizing the impact of taxes on shareholders' returns. The investment objective may be changed without a shareholder vote.


The Fund's principal investment strategy is investing in common stocks of U.S. companies. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Adviser buys and sells common stocks based on factors such as historical and projected long-term earnings growth, earnings quality and liquidity. The Adviser attempts to minimize the realization of taxable gains by investing in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. This generally results in a low level of portfolio turnover. In addition, the Fund seeks to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum.

The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains. The Fund may make in-kind redemptions consistent with its investment objective. An in-kind redemption may serve to minimize any tax impact on the remaining shareholders, because a Fund generally recognizes no taxable gain (or loss) on the securities used to make an in-kind redemption. The Fund is not a tax exempt fund, and it expects to distribute taxable dividends and capital gains from time to time.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.





The performance of the Armada Tax Managed Equity Fund for the periods prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the Tax Managed Equity Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the Tax Managed Equity Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the Tax Managed Equity Fund's commencement of operations on April 9, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Tax Managed Equity Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the Tax Managed Equity Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS



 1992     1993        1994       1995      1996       1997       1998      1999       2000     2001

6.89%     1.20%      -1.85%     29.51%    20.64%     39.06%     36.84%    18.94%     -2.26%    ____%

Best Quarter......         ____%           (______)
Worst Quarter.....         ____%           (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                     1 YEAR       5 YEARS      10 YEARS       SINCE INCEPTION      DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Armada Tax Managed Equity Fund                                                                                    6/30/84

      Returns Before Taxes                          ____%        ____%         ____%             ____%

      Returns After Taxes on Distributions          ____%        ____%         ____%             ____%

      Returns After Taxes on Distributions and      ____%        ____%         ____%             ____%
      Sale of Fund Shares

S&P 500 Composite Stock Price Index(1)
(reflects no deduction for fees, expenses or
taxes)                                              ____%        ____%         ____%             ____%           Since 6/30/84
-----------------------------------------------------------------------------------------------------------------------------------







(1)The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                     CORE EQUITY FUND                   EQUITY GROWTH FUND
Investment Advisory Fees                                   0.75%                               0.75%
-----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                               0.10%                               0.10%
-----------------------------------------------------------------------------------------------------------

Other Expenses                                            ____%                                ____%

-----------------------------------------------------------------------------------------------------------
Total Annual Fund

Operating Expenses                                        ____%(1)                             ____%(1)

-----------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                     EQUITY INDEX FUND          INTERNATIONAL EQUITY FUND
Investment Advisory Fees                                   0.35%                               1.15%
-----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                               0.10%                               0.10%
-----------------------------------------------------------------------------------------------------------

Other Expenses                                             ____%                               ____%

-----------------------------------------------------------------------------------------------------------
Total Annual Fund

Operating Expenses                                        ____%(1)                             ____%(1)

-----------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                   LARGE CAP ULTRA FUND            LARGE CAP VALUE FUND
Investment Advisory Fees                                   0.75%                               0.75%
-----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                               0.10%                               0.10%
-----------------------------------------------------------------------------------------------------------

Other Expenses                                             ____%                               ____%

-----------------------------------------------------------------------------------------------------------
Total Annual Fund

Operating Expenses                                         ____%(1)                            ____%(1)

-----------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                  MID CAP GROWTH FUND           SMALL CAP GROWTH FUND
Investment Advisory Fees                                   1.00%                               1.00%

-----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                               0.10%                               0.10%
-----------------------------------------------------------------------------------------------------------

Other Expenses                                             ____%                               ____%

-----------------------------------------------------------------------------------------------------------
Total Annual Fund

Operating Expenses                                         ____%(1)                            ____%(1)

-----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                SMALL CAP VALUE FUND            SMALL/MID CAP VALUE FUND3
Investment Advisory Fees                                   1.00%                               1.00%

-----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                               0.10%                               0.10%
-----------------------------------------------------------------------------------------------------------

Other Expenses                                             ____%                               ____%(2)

-----------------------------------------------------------------------------------------------------------
Total Annual Fund

Operating Expenses                                         ____%(1)                            ____%(1)

-----------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                      TAX MANAGED EQUITY FUND
Investment Advisory Fees                      0.75%
----------------------------------------------------------------------
Distribution
(12b-1) Fees                                  0.10%
----------------------------------------------------------------------

Other Expenses                                ____%

----------------------------------------------------------------------
Total Annual Fund

Operating Expenses                            ____%(1)

----------------------------------------------------------------------


(1) During the last fiscal year, Distribution (12b-1) Fees were limited to no more than 0.05% for each Fund (0.005% for the Equity Index Fund). In addition, the Adviser waived a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                          ADVISORY       TOTAL
  FUND                                      FEES        EXPENSES

  Core Equity Fund                         _____%        _____%
  Equity Growth Fund                       _____%        _____%
  Equity Index Fund                        _____%        _____%
  International Equity Fund                _____%        _____%
  Large Cap Ultra Fund                     _____%        _____%
  Large Cap Value Fund                     _____%        _____%
  Mid Cap Growth Fund                      _____%        _____%
  Small Cap Growth Fund                    _____%        _____%
  Small Cap Value Fund                     _____%        _____%
  Tax Managed Equity Fund                  _____%        _____%


The Small/Mid Cap Value Fund was not in operation during the last fiscal year.

During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than _____% for each Fund (______% for the Equity Index
Fund). In addition, the Adviser expects to continue waiving a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                          ADVISORY       TOTAL
  FUND                                      FEES        EXPENSES

  Core Equity Fund                         _____%        _____%
  Equity Growth Fund                       _____%        _____%
  Equity Index Fund                        _____%        _____%
  International Equity Fund                _____%        _____%
  Large Cap Ultra Fund                     _____%        _____%
  Large Cap Value Fund                     _____%        _____%
  Mid Cap Growth Fund                      _____%        _____%
  Small Cap Growth Fund                    _____%        _____%
  Small Cap Value Fund                     _____%        _____%
  Small/Mid Cap Value Fund                 _____%        _____%
  Tax Managed Equity Fund                  _____%        _____%

These fee limitations and waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

(2)  Other Expenses are estimated for the current fiscal year.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:



                                       1 YEAR              3 YEARS              5 YEARS           10 YEARS
                                       ------              -------              -------           --------
CORE EQUITY FUND                       $___                $___                $___               $_____
EQUITY GROWTH FUND                     $___                $___                $___               $_____
EQUITY INDEX FUND                      $ ___               $___                $___               $_____
INTERNATIONAL EQUITY FUND              $___                $___                $___               $_____
LARGE CAP ULTRA FUND                   $___                $___                $___               $_____
LARGE CAP VALUE FUND                   $___                $___                $___               $_____
MID CAP GROWTH FUND                    $___                $___                $___               $_____
SMALL CAP GROWTH FUND                  $___                $___                $___               $_____
SMALL CAP VALUE FUND                   $___                $___                $___               $_____
SMALL/MID CAP VALUE FUND               $___                $___                 N/A                N/A
TAX MANAGED EQUITY FUND                $___                $___                $___               $_____

ARMADA AGGRESSIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation with current income
                                     as a secondary objective

PRINCIPAL INVESTMENT STRATEGY        Investing in a combination of Underlying
                                     Armada Funds that, in turn, invest
                                     primarily in U.S. and foreign common stocks and, to a lesser extent, in investment-grade fixed income securities and cash equivalents

PRINCIPAL RISKS                      Market risk, foreign risk, interest rate
                                     risk, credit risk, prepayment/extension
                                     risk, allocation risk, small companies
                                     risk, conflicts risk



PRINCIPAL INVESTMENT STRATEGIES

The Armada Aggressive Allocation Fund's investment objective is to provide capital appreciation with current income as a secondary objective. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page ___.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in equity and fixed income securities in accordance with their own investment policies and strategies.

The Fund intends to invest 60% to 90% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), 10% to 40% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds) and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a loss. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                            Long-term capital appreciation and
                                           current income

PRINCIPAL INVESTMENT STRATEGY              Investing in a diversified portfolio
                                           of common stocks, investment grade
                                           fixed income securities and cash
                                           equivalents with varying asset
                                           allocations depending on the
                                           Adviser's assessment of market
                                           conditions

PRINCIPAL RISKS                            Market risk, allocation risk, small
                                           companies risk, foreign risk,
                                           interest rate risk, credit
                                           risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Balanced Allocation Fund's investment objective is to provide long-term capital appreciation and current income. The investment objective may be changed without a shareholder vote.


The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 25% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities. The Fund may invest up to 20% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund also invests in the common stock of small capitalization companies.


The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by a major rating agency) for current income. If a fixed income security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income or equity markets as a whole.

ALLOCATION RISK. The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1999          2000        2001

15.27%        1.66%       ____%


Best Quarter               ____%           (______)
Worst Quarter              ____%           (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index, the S&P 500 Composite Stock Price Index and the Balanced Allocation Hybrid Benchmark Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                            1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
------------------------------------------------------------------------------------------------------------------
Armada Balanced Allocation Fund                                                                 7/10/98

      Returns Before Taxes                                 ____%             ____%

      Returns After Taxes on Distributions                 ____%             ____%

      Returns After Taxes on Distributions and Sale
      of Fund Shares                                       ____%             ____%

Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or taxes)        ____%             ____%             Since 6/30/98

S&P 500 Composite Stock Price Index(2)
(reflects no deduction for fees, expenses or taxes)        ____%             ____%             Since 6/30/98

Balanced Allocation Hybrid Benchmark Index(3)
(reflects no deduction for fees, expenses or taxes)        ____%             ____%             Since 6/30/98
------------------------------------------------------------------------------------------------------------------



(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(2) The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Balanced Allocation Hybrid Benchmark Index is a blend of 60% S&P 500 Composite Stock Price Index and 40% Lehman U.S. Aggregate Bond Index, as calculated by the Adviser.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA CONSERVATIVE ALLOCATION FUND

FUND SUMMARY

INVESTMENT GOAL                              Current income and moderate capital
                                             appreciation consistent with
                                             preservation of capital

PRINCIPAL INVESTMENT STRATEGY                Investing in a combination of
                                             Underlying Armada Funds that, in
                                             turn, invest primarily in
                                             investment-grade fixed income
                                             securities and, to a lesser
                                             extent, in U.S. and foreign common
                                             stocks and cash equivalents


PRINCIPAL RISKS                              Market risk, foreign risk,
                                             interest rate risk, credit risk,
                                             prepayment/extension risk,
                                             allocation risk, small companies
                                             risk, conflicts risk



PRINCIPAL INVESTMENT STRATEGIES

The Armada Conservative Allocation Fund's investment objective is to provide current income and moderate capital appreciation consistent with the preservation of capital. The investment objective may be changed without a shareholder vote. The Fund attempts to achieve its objective by investing in other mutual funds that are managed by the Fund's Adviser (Underlying Armada Funds). For more information, see "The Fund of Funds Structure of the Aggressive Allocation and Conservative Allocation Funds" on page ___.

The Fund invests in Underlying Armada Funds in accordance with weightings determined by the Adviser. The Underlying Armada Funds invest directly in fixed income and equity securities in accordance with their own investment policies and strategies.

The Fund intends to invest 50% to 80% of its net assets in shares of Underlying Armada Funds that invest primarily in fixed income securities (Armada Bond and Armada Intermediate Bond Funds), 20% to 50% of its net assets in shares of Underlying Armada Funds that invest primarily in equity securities (Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth and Armada Small Cap Value Funds), and 0% to 20% of its net assets in shares of the Armada Money Market Fund. The Fund normally intends to invest exclusively in shares of Underlying Armada Funds, but may from time to time also invest directly in U.S. government securities and short-term money market instruments.

The Fund's assets may be reallocated among the Underlying Armada Funds in the Adviser's discretion. The amounts invested in equity, fixed income and money market Underlying Armada Funds will vary from time to time depending on the Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. The value of an investment in the Fund is based on the performance of the Underlying Armada Funds and allocation of the Fund's assets among them. The prices of fixed income securities in which some Underlying Armada Funds primarily invest respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Since some Underlying Armada Funds invest primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN RISK. Investing in Underlying Armada Funds that invest in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of an Underlying Armada Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

INTEREST RATE RISK. An investment in Underlying Armada Funds that invest in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that an Underlying Armada Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although an Underlying Armada Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. An Underlying Armada Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Underlying Armada Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Underlying Armada Fund will suffer from the inability to invest in higher yielding securities.

ALLOCATION RISK. In managing the Fund, the Adviser has the authority to select and allocate assets among Underlying Armada Funds. The Fund is subject to the risk that the Adviser's decisions regarding asset classes and selection of Underlying Armada Funds will not anticipate market trends successfully. For example, weighting Underlying Armada Funds that invest in common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Armada Funds that invest in fixed income securities during a period of stock market appreciation may result in lower total return.


SMALL COMPANIES RISK. Since the Fund invests in Underlying Armada Funds that invest in securities issued by small capitalization companies, the Fund is indirectly subject to the risks associated with such investments. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

CONFLICTS RISK. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Armada Funds both because the fees payable to the Adviser by some Underlying Armada Funds are higher than fees payable by other Underlying Armada Funds and because the Adviser is also responsible for managing the Underlying Armada Funds. The Trustees and officers of Armada may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Armada Funds.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION


There is no performance information for the Fund because it had not completed a full calendar year of operations as of December 31, 2001.

FUND FEES AND EXPENSES

See page ___ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                             AGGRESSIVE ALLOCATION FUND          BALANCED ALLOCATION FUND
Investment Advisory Fees                                         0.25%                             0.75%
--------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                     0.10%                             0.10%
--------------------------------------------------------------------------------------------------------------

Other Expenses                                                   ____%                             ____%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                               ____%(1)                          ____%1
--------------------------------------------------------------------------------------------------------------
Indirect Underlying Fund Expenses                                ____%(2)                          N/A
--------------------------------------------------------------------------------------------------------------
Total Fund Operating and Indirect
Expenses                                                         ____%(2)                          N/A

--------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                   CONSERVATIVE ALLOCATION FUND

Investment Advisory Fees                                        0.25%
----------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                    0.10%
----------------------------------------------------------------------------

Other Expenses                                                  ____%
----------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              ____%(1)

Indirect Underlying Fund Expenses                               ____%(2)

Total Fund Operating and Indirect
Expenses                                                        ____%(2)

----------------------------------------------------------------------------


(1) During the last fiscal year, Distribution (12b-1) Fees were limited to no more than 0.05% for each Fund. In addition, the Adviser waived a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                        ADVISORY       TOTAL
  FUND                                    FEES        EXPENSES
  Aggressive Allocation Fund              _____%       _____%
  Balanced Allocation Fund                _____%       _____%
  Conservative Allocation Fund            _____%       _____%

With these fee limitations and waivers, actual Total Fund Operating and Indirect Expenses for the Aggressive Allocation Fund and Conservative Allocation Fund were ___% and ___%, respectively.
During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than _____% for each Fund. In addition, the Adviser expects to continue waiving a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                        ADVISORY       TOTAL
  FUND                                    FEES        EXPENSES
  Aggressive Allocation Fund              _____%       _____%
  Balanced Allocation Fund                _____%       _____%
  Conservative Allocation Fund            _____%       _____%


     These fee limitations and waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

(2) Because the Aggressive Allocation Fund and Conservative Allocation Fund invest in other mutual funds, your investment in these Funds is also indirectly subject to the operating expenses of those mutual funds. Such expenses have typically ranged from ____% to ____% for Class I Shares of the Underlying Armada Funds, which is the only class of shares of the Underlying Armada Funds in which the Funds invest.


     The ratios of Indirect Underlying Fund Expenses shown in the table above are based on hypothetical allocations of Fund assets to Underlying Armada Funds as follows:


                                        Aggressive            Conservative
                                      Allocation Fund         Allocation Fund
                                      ---------------         ---------------
      Large Cap Ultra Fund                 ____%                  ____%
      Large Cap Value Fund                 ____%                  ____%
      International Equity Fund            ____%                  ____%
      Small Cap Growth Fund                ____%                  ____%
      Small Cap Value Fund                 ____%                  ____%
      Bond Fund                            ____%                  ____%
      Intermediate Bond Fund               ____%                  ____%
      Money Market Fund                    ____%                  ____%


The allocations shown above are illustrative. Actual allocations may vary, which would affect the level of indirect expenses, favorably or unfavorably, to which a Fund is subject.


Total Fund Operating and Indirect Expenses (after fee and waivers for these Funds and for the Underlying Armada Funds) during the last fiscal year were:


                                          CLASS A      CLASS B      CLASS H
      Aggressive Allocation Fund           ____%        ____%        ____%
      Conservative Allocation Fund         ____%        ____%        ____%

Total Fund Operating and Indirect Expenses (after fee limitations and waivers for these Funds and for the Underlying Armada Funds) for the current fiscal year are expected to be:


      Aggressive Allocation Fund           ____%
      Conservative Allocation Fund         ____%


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Asset Allocation Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                  1 YEAR           3 YEARS          5 YEARS       10 YEARS
                                                  ------           -------          -------       --------
AGGRESSIVE ALLOCATION FUND*                        $___            $___             $____          $___
BALANCED ALLOCATION FUND                           $___            $___             $___           $___
CONSERVATIVE ALLOCATION FUND*                      $___            $___             $____          $___


* The examples for the Aggressive Allocation Fund and Conservative Allocation Fund are based on total annual operating expenses for the Funds plus estimated indirect expenses of the Underlying Armada Funds. Actual expenses will vary depending upon the allocation of a Fund's assets among the various Underlying Armada Funds.

ARMADA BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  Current income as well as
                                                 preservation of capital

PRINCIPAL INVESTMENT STRATEGY                    Investing in a diversified
                                                 portfolio of investment grade
                                                 fixed income securities, which
                                                 maintains a dollar-weighted
                                                 average maturity of between
                                                 four and twelve years

PRINCIPAL RISKS                                  Market risk, interest rate
                                                 risk, prepayment/extension
                                                 risk, credit risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Bond Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities, such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.




Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Armada Bond Fund on that date.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS


 1992     1993        1994       1995     1996       1997       1998       1999      2000      2001
6.24%     9.77%      -3.52%     18.06%    3.47%      9.22%      7.58%     -1.80%     7.53%     ____%


Best Quarter               ____%           (______)
Worst Quarter              ____%           (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.


This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

---------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                   1 YEAR       5 YEARS      10 YEARS      SINCE INCEPTION      DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Armada Bond Fund                                                                                              10/31/88

      Returns Before Taxes                        ____%        ____%        ____%             ____%

      Returns After Taxes on Distributions        ____%        ____%        ____%             ____%

      Returns After Taxes on Distributions
      and Sale of Fund Shares                     ____%        ____%        ____%             ____%

Lehman U.S. Aggregate Bond Index(1)
(reflects no deduction for fees, expenses or
taxes)                                            ____%        ____%        ____%             ____%          Since 10/31/88
---------------------------------------------------------------------------------------------------------------------------------




(1) The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA GNMA FUND

FUND SUMMARY

INVESTMENT GOAL                         Current income as well as preservation
                                        of capital

PRINCIPAL INVESTMENT STRATEGY           Investing in mortgage-backed securities
                                        guaranteed by the Government National
                                        Mortgage Association (GNMA)

PRINCIPAL RISKS                         Market risk, prepayment/extension risk,
                                        interest rate risk, credit risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada GNMA Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in mortgage-backed securities guaranteed by GNMA. GNMA securities are backed by the full faith and credit of the U.S. government. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in mortgage-backed securities guaranteed by GNMA, which is an agency of the U.S. government established to supervise and finance certain types of mortgages. In addition to mortgage-backed securities, the Fund may invest in other types of investment grade fixed income securities such as U.S. Treasury obligations, U.S. government agency obligations, asset-backed securities and commercial paper.


In buying and selling securities for the Fund, the Adviser assesses current and projected market conditions by considering a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors.

The Fund's dollar-weighted average portfolio maturity will be between three and ten years. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that mortgage-backed securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

PREPAYMENT/EXTENSION RISK. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995          1996        1997       1998        1999        2000        2001

16.15%        4.75%       9.31%      6.50%       0.91%       10.34%      ____%


Best Quarter               ____%           (______)
Worst Quarter              ____%           (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.


This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman GNMA Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                   1 YEAR          5 YEARS        SINCE INCEPTION        DATE OF INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Armada GNMA Fund                                                                                         8/10/94

      Returns Before Taxes                        ____%           ____%              ____%

      Returns After Taxes on Distributions        ____%           ____%              ____%

      Returns After Taxes on Distributions        ____%           ____%              ____%
      and Sale of Fund Shares

Lehman GNMA Index(1)
(reflects no deduction for fees, expenses
or taxes)                                         ____%           ____%              ____%             Since 7/31/94
---------------------------------------------------------------------------------------------------------------------------



(1) The Lehman GNMA Index tracks GNMA issues, including single family, mobile home, midgets and graduated payments components.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                         High current income as well as
                                        preservation of capital

PRINCIPAL INVESTMENT STRATEGY           Investing in investment grade fixed
                                        income securities, while maintaining
                                        a dollar-weighted average maturity of
                                        between three and ten years

PRINCIPAL RISKS                         Market risk, interest rate risk,
                                        prepayment/extension risk, credit
                                        risk, foreign risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Intermediate Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. Governmental obligations include securities issued by the U.S. government, its agencies and instrumentalities, as well as obligations of foreign governments. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate the holding to determine whether it is in the best interests of investors to sell. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1992      1993       1994       1995       1996      1997      1998        1999      2000      2001
7.51%     10.32%     -4.52%     15.74%     3.12%      6.94%     7.91%      -0.04%     6.78%     ____%

Best Quarter               ____%           (______)
Worst Quarter              ____%           (______)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Intermediate U.S. Government/Credit Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE
CLASS I SHARES                                         1 YEAR        5 YEARS       10 YEARS      INCEPTION      DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Armada Intermediate Bond Fund                                                                                     12/20/89

      Returns Before Taxes                              ____%         ___%          ___%           ___%

      Returns After Taxes on Distributions              ____%         ___%          ___%           ___%

      Returns After Taxes on Distributions and
      Sale of Fund Shares                               ____%         ___%          ___%           ___%

Lehman Intermediate U.S. Government/Credit Index(1)
(reflects no deduction for fees, expenses or
taxes)                                                  ____%         ___%          ___%           ___%        Since 12/31/89
-----------------------------------------------------------------------------------------------------------------------------------


(1) The Lehman Intermediate U.S. Government/Credit Index is an unmanaged index which is representative of intermediate-term bonds.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT GOAL                          Current income as well as preservation
                                         of capital

PRINCIPAL INVESTMENT STRATEGY            Investing in investment grade fixed
                                         income securities, while maintaining a
                                         dollar-weighted average maturity of
                                         between one and five years

PRINCIPAL RISKS                          Market risk, interest rate risk,
                                         prepayment/extension risk, credit risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.


If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995          1996        1997       1998        1999        2000        2001

7.69%         5.29%       6.43%      6.58%       3.20%       4.49%       ____%


Best Quarter               ____%           (_______)
Worst Quarter              ____%           (_______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.


This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Merrill Lynch 1-3 Year U.S. Corporate/Government Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                        1 YEAR        5 YEARS       SINCE INCEPTION      DATE OF INCEPTION
--------------------------------------------------------------------------------------------------------------------------
Armada Limited Maturity Bond Fund                                                                           7/1/94

      Returns Before Taxes                             ____%         ____%              ____%

      Returns After Taxes on Distributions             ____%         ____%              ____%

      Returns After Taxes on Distributions and
      Sale of Fund Shares                              ____%         ____%              ____%

Merrill Lynch 1-3 Year U.S. Corporate/Government
Index(1) (reflects no deduction for fees,
expenses or taxes)                                     ____%         ____%              ____%             Since 6/30/94
--------------------------------------------------------------------------------------------------------------------------


(1) The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT GOAL                           Current income as well as preservation
                                          of capital

PRINCIPAL INVESTMENT STRATEGY             Investing in investment grade fixed
                                          income securities, while maintaining
                                          an average dollar-weighted maturity of
                                          between four and twelve years

PRINCIPAL RISKS                           Market risk, credit risk, interest
                                          rate risk, prepayment/extension risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.


The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.


INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995          1996        1997       1998        1999        2000        2001

19.18%        3.11%       8.91%      9.05%       -2.95%      12.38%      ____%


Best Quarter               ____%           (______)
Worst Quarter              ____%           (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman U.S. Government/Credit Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                          1 YEAR        5 YEARS      SINCE INCEPTION       DATE OF INCEPTION
--------------------------------------------------------------------------------------------------------------------------
Armada Total Return Advantage Fund                                                                           7/7/94

      Returns Before Taxes                              ____%          ____%             ____%

      Returns After Taxes on Distributions              ____%          ____%             ____%

      Returns After Taxes on Distributions and
      Sale of Fund Shares                               ____%          ____%             ____%

Lehman U.S. Government/Credit Index(1)
(reflects no deduction for fees, expenses or taxes)     ____%          ____%             ____%             Since 6/30/94
--------------------------------------------------------------------------------------------------------------------------

(1) The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                         Current income as well as preservation
                                        of capital

PRINCIPAL INVESTMENT STRATEGY           Investing in mortgage-related securities
                                        issued or guaranteed by the U.S.
                                        government

PRINCIPAL RISKS                         Market risk, interest rate risk,
                                        prepayment/extension risk, credit risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.


Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.




Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS

1993          1994        1995       1996        1997        1998        1999       2000        2001
7.48%         -0.55%      13.77%     4.70%       8.11%       7.08%       1.23%      10.30%      ____%


Best Quarter               ____%           (______)
Worst Quarter              ____%           (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.


This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Mortgage-Backed Securities Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                         1 YEAR         5 YEARS       SINCE INCEPTION      DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------------
Armada U.S. Government Income Fund                                                                         11/12/92

      Returns Before Taxes                              ____%          ____%              ____%

      Returns After Taxes on Distributions              ____%          ____%              ____%

      Returns After Taxes on Distributions and
      Sale of Fund Shares                               ____%          ____%              ____%

Lehman Mortgage-Backed Securities Index(1)
(reflects no deduction for fees, expenses or
taxes)                                                  ____%          ____%              ____%            10/31/92
-----------------------------------------------------------------------------------------------------------------------------


(1) The Lehman Mortgage-Backed Securities Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                BOND FUND                         GNMA FUND
Investment Advisory Fees                           0.55%                              0.55%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                       0.10%                              0.10%
-------------------------------------------------------------------------------------------------------

Other Expenses                                     ____%                              ____%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                 ____%(1)                           ____%(1)
-------------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                         INTERMEDIATE BOND FUND          LIMITED MATURITY BOND FUND
Investment Advisory Fees                           0.55%                              0.45%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                       0.10%                              0.10%
-------------------------------------------------------------------------------------------------------

Other Expenses                                     ____%                              ____%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                 ____%(1)                           ____%(1)
-------------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                       TOTAL RETURN ADVANTAGE FUND       U.S. GOVERNMENT INCOME FUND
Investment Advisory Fees                           0.55%                              0.55%
-------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                       0.10%                              0.10%
-------------------------------------------------------------------------------------------------------

Other Expenses                                     ____%                              ____%
-------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                 ____%(1)                           ____%(1)
-------------------------------------------------------------------------------------------------------

]


(1) During the last fiscal year, Distribution (12b-1) Fees were limited to no more than 0.05% for each Fund. In addition, the Adviser waived a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                        ADVISORY         TOTAL
  FUND                                    FEES         EXPENSES

  Bond Fund                                _____%        _____%
  GNMA Fund                                _____%        _____%
  Intermediate Bond Fund                   _____%        _____%
  Limited Maturity Fund                    _____%        _____%
  Total Return Advantage Fund              _____%        _____%
  U.S. Government Income Fund              _____%        _____%


During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than _____% for each Fund. In addition, the Adviser expects to continue waiving a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:


                                        ADVISORY          TOTAL
  FUND                                    FEES          EXPENSES

  Bond Fund                                _____%        _____%
  GNMA Fund                                _____%        _____%
  Intermediate Bond Fund                   _____%        _____%
  Limited Maturity Fund                    _____%        _____%
  Total Return Advantage Fund              _____%        _____%
  U.S. Government Income Fund              _____%        _____%

These fee limitations and waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                                1 YEAR           3 YEARS           5 YEARS           10 YEARS
                                                ------           -------           -------           --------
BOND FUND                                       $__              $___              $___             $___
GNMA FUND                                       $__              $___              $___             $___
INTERMEDIATE BOND FUND                          $__              $___              $___             $___
LIMITED MATURITY BOND FUND                      $__              $___              $___             $___
TOTAL RETURN ADVANTAGE FUND                     $__              $___              $___             $___
U.S. GOVERNMENT INCOME FUND                     $__              $___              $___             $___

ARMADA MICHIGAN MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                        Current income exempt from federal income
                                       tax and, to the extent possible, from
                                       Michigan personal income tax, as is
                                       consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY          Investing in municipal obligations that
                                       pay interest that is exempt from federal and Michigan state income taxes

PRINCIPAL RISKS                        Market risk, interest rate risk, credit
                                       risk, single state risk, non-
                                       diversification risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Michigan Municipal Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital. Such income may be subject to the federal alternative minimum tax when received by certain shareholders. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan state income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Michigan municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of the value of its net assets plus any borrowings for investment purposes in Michigan municipal bonds. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of its shareholders. The Fund ordinarily will maintain a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Michigan municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Michigan makes the Fund susceptible to economic, political and regulatory events that affect Michigan.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.




Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Armada Michigan Municipal Bond Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS



1992      1993       1994       1995      1996       1997       1998      1999       2000      2001
6.98%     9.74%      -2.86%     13.63%    3.03%      7.18%      5.00%     -1.34%     8.90%     ____%


Best Quarter               ____%           (______)
Worst Quarter              ____%           (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                         1 YEAR       5 YEARS       10 YEARS         SINCE       DATE OF INCEPTION
                                                                                                 INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Armada Michigan Municipal Bond Fund                                                                                7/2/90

      Returns Before Taxes                             ____%         ____%          ____%          ____%

      Returns After Taxes on Distributions             ____%         ____%          ____%          ____%

      Returns After Taxes on Distributions and
      Sale of Fund Shares                              ____%         ____%          ____%          ____%

Lehman 7 Year Municipal Bond Index1
(reflects no deduction for fees, expenses or
taxes)                                                 ____%         ____%          ____%          ____%        Since 6/30/90
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Lehman 7-Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA NATIONAL TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                            Current income exempt from federal
                                           income tax as is consistent with
                                           conservation of capital

PRINCIPAL INVESTMENT STRATEGY              Investing in municipal obligations
                                           that pay interest that is exempt
                                           from federal income tax

PRINCIPAL RISKS                            Market risk, interest rate risk,
                                           credit risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada National Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in bonds that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain a dollar-weighted average effective maturity of between three and ten years.


PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.



The performance of the Armada National Tax Exempt Bond Fund for the period prior to April 9, 1998 is represented by the performance of a common trust fund which operated prior to the effectiveness of the registration statement of the National Tax Exempt Bond Fund. The common trust fund was advised by National City Bank, an affiliate of the Adviser. At the time of the National Tax Exempt Bond Fund's inception, the common trust fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. In connection with the National Tax Exempt Bond Fund's commencement of operations on April 9, 1998, the common trust fund transferred its assets to the Fund. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the National Tax Exempt Bond Fund.

The common trust fund was not open to the public generally, or registered under the Investment Company Act of 1940 (the "1940 Act"), or subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. Performance quotations of the common trust fund represent past performance of the common trust fund, which are separate and distinct from the National Tax Exempt Bond Fund, do not represent past performance of the Fund, and should not be considered as representative of future results of the Fund.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1992      1993       1994       1995      1996       1997       1998      1999       2000      2001
9.74%     11.76%     -4.58%     14.05%    -1.07%     6.57%      5.95%     -1.12%     8.99%     ____%


Best Quarter               ____%                    (______)
Worst Quarter              ____%                    (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.


This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

----------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                        1 YEAR       5 YEARS     10 YEARS     SINCE INCEPTION   DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
Armada National Tax Exempt Bond Fund                                                                              7/2/90

      Returns Before Taxes                            ____%         ____%        ____%           ____%

      Returns After Taxes on Distributions            ____%         ____%        ____%           ____%

      Returns After Taxes on Distributions and
      Sale of Fund Shares                             ____%         ____%        ____%           ____%

Lehman 7 Year Municipal Bond Index(1)
(reflects no deductions for fees, expenses or
taxes)                                                ____%         ____%        ____%           ____%          Since 6/30/90
----------------------------------------------------------------------------------------------------------------------------------


(1) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT GOAL                       Current income exempt from federal income
                                      tax and, to the extent possible, Ohio
                                      personal income taxes, consistent with
                                      conservation of capital

PRINCIPAL INVESTMENT STRATEGY         Investing in municipal obligations that
                                      pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS                       Market risk, interest rate risk, credit
                                      risk, single state risk, non-
                                      diversification risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Tax Exempt Bond Fund's investment objective is to provide current income exempt from federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes (Ohio municipal bonds). Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.


The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted effective maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING


MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Ohio municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


For additional information about risks, see "More Information About Principal Investment Strategies."


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1992      1993       1994       1995      1996       1997       1998      1999       2000      2001
6.73%     10.14%     -4.27%     13.44%    3.93%      7.24%      5.44%     -1.11%     8.77%     ____%


Best Quarter               ____%           (______)
Worst Quarter              ____%           (______)

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


---------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                       1 YEAR       5 YEARS       10 YEARS      SINCE INCEPTION  SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Armada Ohio Tax Exempt Bond Fund                                                                                  1/5/90

      Returns Before Taxes                           ____%         ____%          ____%            ____%

      Returns After Taxes on Distributions

      Returns After Taxes on Distributions and
      Sale of Fund Shares                            ____%         ____%          ____%            ____%

Lehman 7 Year Municipal Bond Index1
(reflects no deduction for fees, expenses or
taxes)                                               ____%         ____%          ____%            ____%        Since 12/31/89
---------------------------------------------------------------------------------------------------------------------------------


(1) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                         Current income exempt from both regular
                                        federal income tax and, to the extent
                                        possible, Pennsylvania personal income
                                        tax as is consistent with conservation
                                        of capital

PRINCIPAL INVESTMENT STRATEGY           Investing in municipal obligations that
                                        pay interest that is exempt from
                                        federal income and Pennsylvania personal income taxes

PRINCIPAL RISKS                         Market risk, interest rate risk, credit
                                        risk, single state risk, non-
                                        diversification risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Municipal Bond Fund's investment objective is to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax as is consistent with conservation of capital. The investment objective may be changed without a shareholder vote.


As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets The Fund invests primarily in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal income and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Pennsylvania municipal bonds). As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in Pennsylvania municipal bonds.


Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities.

The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. The Fund ordinarily will maintain an average weighted portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that Pennsylvania municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

CREDIT RISK. There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

NON-DIVERSIFICATION RISK. The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995          1996        1997       1998        1999        2000        2001

9.93%         3.91%       6.94%      5.62%       -0.96%      8.77%       ____%


Best Quarter               ____%           (______)
Worst Quarter              ____%           (______)


The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman 7 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                            1 YEAR            5 YEARS       SINCE INCEPTION   DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
Armada Pennsylvania Municipal Bond Fund                                                                         8/10/94

      Returns Before Taxes                                 ____%             ____%             ____%

      Returns After Taxes on Distributions                 ____%             ____%             ____%

      Returns After Taxes on Distributions and
      Sale of Fund Shares                                  ____%             ____%             ____%

Lehman 7 Year Municipal Bond Index1
(reflects no deduction for fees, expenses or taxes)        ____%             ____%             ____%          Since 7/31/94
-------------------------------------------------------------------------------------------------------------------------------


(1) The Lehman 7 Year Municipal Bond Index is a broad based total return index. The bonds are investment grade, fixed rate with maturities of 7-8 years and are selected from issues larger than $50 million dated since January 1984.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                        MICHIGAN MUNICIPAL BOND      NATIONAL TAX EXEMPT BOND
                                                 FUND                          FUND
Investment Advisory Fees                            0.55%                        0.55%
----------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                        0.10%                        0.10%
----------------------------------------------------------------------------------------------
Other Expenses                                      ____%                        ____%
----------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                  ____%(1)                     ____%(1)
----------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                            OHIO TAX EXEMPT         PENNSYLVANIA MUNICIPAL BOND
                                               BOND FUND                        FUND
Investment Advisory Fees                            0.55%                        0.55%
----------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                        0.10%                        0.10%
----------------------------------------------------------------------------------------------
Other Expenses                                     ____%                       ____%
----------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                ____%1                     _____%1
----------------------------------------------------------------------------------------------



(1) During the last fiscal year, Distribution (12b-1) Fees were limited to no more than 0.05% for each Fund. In addition, the Adviser waived its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:


                                           ADVISORY      TOTAL
  FUND                                       FEES       EXPENSES

  Michigan Municipal Bond Fund              _____%       _____%
  National Tax Exempt Bond Fund             _____%       _____%
  Ohio Tax Exempt Bond Fund                 _____%       _____%
  Pennsylvania Municipal Bond Fund          _____%       _____%

During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than _____% for each Fund. In addition, the Adviser expects to continue waiving its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:

                                           ADVISORY       TOTAL
  FUND                                       FEES       EXPENSES

  Michigan Municipal Bond Fund              _____%       _____%
  National Tax Exempt Bond Fund             _____%       _____%
  Ohio Tax Exempt Bond Fund                 _____%       _____%
  Pennsylvania Municipal Bond Fund          _____%       _____%

These fee limitations and waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Tax Free Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:



                                                 1 YEAR           3 YEARS           5 YEARS          10 YEARS
                                                 ------           -------           -------          --------
MICHIGAN MUNICIPAL BOND FUND                      $__             $___              $___             $___
NATIONAL TAX EXEMPT BOND FUND                     $__             $___              $___             $___
OHIO TAX EXEMPT BOND FUND                         $__             $___              $___             $___
PENNSYLVANIA MUNICIPAL BOND FUND                  $__             $___              $___             $___

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The Aggressive Allocation and Conservative Allocation Funds indirectly may be subject to the risks applicable to the Underlying Armada Funds in which they may invest, (i.e., the Armada International Equity, Armada Large Cap Ultra, Armada Large Cap Value, Armada Small Cap Growth, Armada Small Cap Value, Armada Bond, Armada Intermediate Bond and Armada Money Market Funds). See "Information About the Underlying Armada Money Market Fund" on page __ for information about the principal investment strategies and risks for the Armada Money Market Fund, which is offered for sale in a separate prospectus. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                  Fixed                 High-Yield                             Mortgage-
                        Equity     Convertible    Income    Government  Lower Rated  Municipal   Asset-Backed    Backed     Foreign
                       Securities  Securities   Securities  Securities  Securities   Securities  Securities    Securities Securities
------------------------------------------------------------------------------------------------------------------------------------
ARMADA CORE EQUITY         X
FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA EQUITY GROWTH
FUND                       X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA EQUITY INDEX
FUND                       X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA INTERNATIONAL
EQUITY FUND                X                                                                                                 X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP
ULTRA FUND                 X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP
VALUE FUND                 X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA MID CAP             X
GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL CAP
GROWTH FUND                X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL CAP
VALUE FUND                 X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL/MID CAP       X
VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------




                                                  Fixed                 High-Yield                             Mortgage-
                        Equity     Convertible    Income    Government  Lower Rated  Municipal   Asset-Backed    Backed     Foreign
                       Securities  Securities   Securities  Securities  Securities   Securities  Securities    Securities Securities
------------------------------------------------------------------------------------------------------------------------------------
ARMADA TAX MANAGED         X
EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ARMADA AGGRESSIVE
ALLOCATION FUND            X                        X           X                                    X            X          X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA BALANCED
ALLOCATION FUND            X            X           X           X                                    X            X          X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA CONSERVATIVE
ALLOCATION FUND            X                        X           X                                    X            X          X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA BOND FUND                                    X           X                                    X            X
------------------------------------------------------------------------------------------------------------------------------------

                                                  Fixed                 High-Yield                             Mortgage-
                        Equity     Convertible    Income    Government  Lower Rated  Municipal   Asset-Backed    Backed     Foreign
                       Securities  Securities   Securities  Securities  Securities   Securities  Securities    Securities Securities
------------------------------------------------------------------------------------------------------------------------------------
ARMADA GNMA FUND                                    X           X                                   X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA INTERMEDIATE
BOND FUND                                           X           X                                   X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA LIMITED
MATURITY BOND FUND                                  X           X                                   X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA TOTAL RETURN
ADVANTAGE FUND                                      X           X          X                        X             X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA U.S.
GOVERNMENT INCOME
FUND                                                X           X                                   X            X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA MICHIGAN
MUNICIPAL BOND FUND                                 X                                   X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA NATIONAL TAX
EXEMPT BOND FUND                                    X                                   X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA OHIO TAX
EXEMPT BOND FUND                                    X                                   X
------------------------------------------------------------------------------------------------------------------------------------
ARMADA PENNSYLVANIA                                 X                                   X
MUNICIPAL BOND
FUND
------------------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.


FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

- A Fund may incur substantial costs in connection with conversions between various currencies.

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

THE FUND OF FUNDS STRUCTURE OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing in Underlying Armada Funds.

Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. The Adviser constructs and maintains asset allocation strategies for the Funds. The degree to which a Fund is invested in the particular market segments and/or asset classes represented by the Underlying Armada Funds varies, as does the investment risk and reward potential represented by each Fund. Because of the historical lack of correlation between various asset classes, an investment in the Funds may reduce an investor's overall level of volatility. As a result, an asset allocation strategy may reduce risk.

In managing the Funds, the Adviser focuses on three key principles: asset allocation, portfolio structure, and continuous Fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Armada Funds) is the central theme of Armada's investment philosophy. The Adviser seeks to reduce risk by investing in Underlying Armada Funds that are diversified within each asset class. Finally, the Adviser regularly rebalances to ensure that the appropriate mix of assets is constantly in place.

Each Fund reserves the ability to convert from the fund of funds structure in the future and to invest directly in the types of securities in which the Underlying Armada Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

You may invest in the Underlying Armada Funds directly. By investing in the Underlying Armada Funds indirectly through the Funds, you will incur not only a proportionate share of the expenses of the Underlying Armada Funds held by the Funds, but also expenses of the Funds.

Each Underlying Armada Fund other than the Armada Money Market Fund is offered for sale by and described in this prospectus. Please see the following section for a description of the Armada Money Market Fund, which is offered for sale by a separate prospectus.

INFORMATION ABOUT THE UNDERLYING ARMADA MONEY MARKET FUND

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations

(limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations.


The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

An investment in the Fund carries the following principal risks:

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.


This table shows the Fund's average annual total returns for the periods ended December 31, 2001.


--------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES                             1 YEAR        5 YEARS       10 YEARS       SINCE INCEPTION       DATE OF INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
Armada Money Market Fund                   ____%         ____%        ____%             ____%                   9/3/86
--------------------------------------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund (except the Aggressive Allocation and Conservative Allocation Funds) also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.


Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Price Index. Each other Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of these Equity Funds' principal investment strategies.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets. The Aggressive Allocation and Conservative Allocation Funds' investments in money market funds offered by Armada are limited to investments in the Armada Money Market Fund, in accordance with each such Fund's investment policies.



INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.


                                  EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Core Equity Fund                    Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks
--------------------------------------------------------------------------------
Equity Growth Fund                  Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks of large cap companies
--------------------------------------------------------------------------------
Equity Index Fund                   Investors seeking returns similar to those
                                    of the S&P 500 Composite Stock Price Index
                                    who are willing to accept the risks of
                                    investing in a fund that invests primarily
                                    in common stocks
--------------------------------------------------------------------------------
International Equity Fund           Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks of foreign companies
--------------------------------------------------------------------------------
Large Cap Ultra Fund                Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    growth-oriented common stocks of large cap
                                    companies
--------------------------------------------------------------------------------
Large Cap Value Fund                Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    value-oriented common stocks of large cap
                                    companies
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mid Cap Growth Fund                 Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    growth-oriented common stocks of mid cap
                                    companies
--------------------------------------------------------------------------------
Small Cap Growth Fund               Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    growth-oriented
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    common stocks of small cap companies
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SmallCap Value Fund                 Investors seeking capital appreciation who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in
                                    value-oriented common stocks of small cap
                                    companies
--------------------------------------------------------------------------------

Small/Mid Cap Value Fund            Investors seeking capital appreciation who
                                    are willing to accept the risks of investing in a fund that invests primarily in value-oriented common stocks of small cap and mid cap companies

--------------------------------------------------------------------------------
Tax Managed Equity Fund             Investors seeking capital appreciation who
                                    want to minimize the impact of taxes and who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in common
                                    stocks
--------------------------------------------------------------------------------



                             ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

Aggressive Allocation Fund          Investors seeking capital growth with the
                                    potential for above average total returns
                                    (as measured by the returns of the S&P 500
                                    Composite Stock Price Index) who are willing
                                    to accept the risks of investing in a fund
                                    that may allocate a high percentage of its
                                    assets in Underlying Armada Funds that focus
                                    their investments in equity securities
--------------------------------------------------------------------------------
Balanced Allocation Fund            Investors seeking broad diversification by
                                    asset class and style to manage risk and provide the potential for above average total returns (as measured by the returns of the S&P 500 Composite Stock Price Index and the Lehman U.S. Aggregate Bond Index)

--------------------------------------------------------------------------------

Conservative Allocation Fund        Investors seeking current income with the
                                    potential for above average total returns
                                    (as measured by the returns of the Lehman
                                    U.S. Aggregate Bond Index) who are willing
                                    to accept the risks of investing in a fund
                                    that may allocate a high percentage of its
                                    assets in Underlying Armada Funds that focus
                                    their investments in fixed income securities
--------------------------------------------------------------------------------

                               FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

Bond Fund                           Investors seeking current income who are
                                    willing to accept the risks of investing in
                                    a fund that invests primarily in fixed
                                    income securities
--------------------------------------------------------------------------------
GNMA Fund                           Investors seeking current income who are
                                    willing to accept the risks of investing in a fund that invests primarily in mortgage-backed securities

--------------------------------------------------------------------------------
Intermediate Bond Fund              Investors seeking current income who are
                                    willing to accept the risks of investing in
                                    a fund that invests primarily in
                                    intermediate term fixed income securities
--------------------------------------------------------------------------------
Limited Maturity Bond Fund          Investors seeking current income who are
                                    seeking to minimize share price volatility
                                    relative to our other fixed income funds and
                                    who are willing to accept the risks of
                                    investing in a fund that invests primarily
                                    in shorter term fixed income securities
--------------------------------------------------------------------------------
Total Return Advantage Fund         Investors seeking total return with less
                                    share price volatility than a fund that
                                    invests primarily in equity securities who
                                    are willing to accept the risks of investing
                                    in a fund that invests primarily in fixed
                                    income securities
--------------------------------------------------------------------------------
U.S. Government Income Fund         Investors seeking current income who are
                                    interested in the lower credit risk
                                    associated with a fund that invests
                                    primarily in U.S. government fixed income
                                    securities
--------------------------------------------------------------------------------


                               TAX-FREE BOND FUNDS
--------------------------------------------------------------------------------
FUND                                MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------

Michigan Municipal Bond Fund        Investors seeking current income exempt from
                                    federal and Michigan income taxes who are
                                    willing to accept moderate share price
                                    volatility
--------------------------------------------------------------------------------

National Tax Exempt Bond            Fund Investors seeking current income exempt
                                    from federal income tax who are willing to
                                    accept moderate share price volatility
--------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund           Investors seeking current income exempt from
                                    federal and Ohio income taxes who are
                                    willing to accept moderate share price
                                    volatility
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund    Investors seeking current income exempt from
                                    federal and Pennsylvania income taxes who
                                    are willing to accept moderate share price
                                    volatility
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $__ billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.



The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.



------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2002
------------------------------------------------------------------------------------------------------------------
Core Equity Fund                           Equity Growth Team                              ____%
------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                         Equity Growth Team                              ____%
------------------------------------------------------------------------------------------------------------------
Equity Index Fund                          Equity Team                                     ____%
------------------------------------------------------------------------------------------------------------------
International Equity Fund                  Equity International Team                       ____%
------------------------------------------------------------------------------------------------------------------
Large Cap Ultra Fund                       Equity Growth Team                              ____%
------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                       Equity Value Team                               ____%
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                        Equity Growth Team                              ____%
------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                      Equity Growth Team                              ____%
------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                       Equity Value Team                               ____%
------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                   Equity Value Team                               ____%(1)
------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                    Equity Growth Team                              ____%
------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                 Quantitative Analysis Team                      ____%
------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                   Quantitative Analysis Team                      ____%
------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund               Quantitative Analysis Team                      ____%
------------------------------------------------------------------------------------------------------------------
Bond Fund                                  Taxable Fixed Income Team                       ____%
------------------------------------------------------------------------------------------------------------------
GNMA Fund                                  Taxable Fixed Income Team                       ____%
------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                     Taxable Fixed Income Team                       ____%
------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                 Taxable Fixed Income Team                       ____%
------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                Taxable Fixed Income Team                       ____%
------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                Taxable Fixed Income Team                       ____%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                               ENDED MAY 31, 2002
------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund               Tax Exempt Fixed Income Team                    ____%
------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund              Tax Exempt Fixed Income Team                    ____%
------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                  Tax Exempt Fixed Income Team                    ____%
------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund           Tax Exempt Fixed Income Team                    ____%
------------------------------------------------------------------------------------------------------------------

(1) The Small/Mid Cap Value Fund was not in operation during the last fiscal year. The fee shown represents the contractual advisory fee rate that the Fund is obligated to pay the Adviser.



PURCHASING, SELLING AND EXCHANGING FUND SHARES

Class I Shares have no sales charge, no minimum initial investment and are only available to financial institutions.

Class I Shares are for financial institutions investing for their own or their customers' accounts.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO PURCHASE FUND SHARES


                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Armada Funds (Fund Name)."
                                "Armada Funds (Fund Name)."                   Please include your account
                                   Armada Funds                               number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Armada Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184


                                Armada cannot accept third-party checks, credit cards, credit card checks or cash.



WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                                                              account number.

                                   State Street Bank and Trust Company
                                   ABA #011000028
                                   Account 99052755 Credit Armada Funds       Armada and its transfer agent
                                   (Account Registration)                     are not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                                                              incomplete wiring instructions.


                                   Note:  Your bank may charge you a fee
                                   for this service.


                                Armada and its transfer agent are not
                                responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with     Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Armada.  Address correspondence or
                                questions regarding a Fund to your
                                institution.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fixed Income Fund and Tax Free Bond Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES


TELEPHONE
1-800-622-FUND (3863) Call with the account name, number, and amount of redemption. All redemptions must follow the procedures established when the account or accounts were established.

FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Armada Tax Managed Equity Fund may fund redemptions of $1 million or more with appreciated securities rather than cash.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500).

MAIL
Complete an application and mail it along with a check payable, in U.S. dollars, to "Armada Funds (Fund Name)."
              Armada Funds
              P.O. Box 8421
              Boston, MA  02266-8421
For overnight delivery mail to:
              Boston Financial Data Services
              Attn: Armada Funds
              66 Brooks Drive
              Braintree, MA 02184

FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.


DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.



Distribution fees for Class I Shares, after fee limitations, as a percentage of average daily net assets, are as follows: (i) _____% with respect to the Equity Index Fund; (ii) ____% with respect to the Limited Maturity Bond, Total Return Advantage and Pennsylvania Municipal Bond Funds; and (iii) ____% with respect to each other Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class I Shares.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:


         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small Cap Value Fund
         Armada Small/Mid Cap Value Fund


The following Funds distribute income quarterly:

         Armada Core Equity Fund
         Armada Equity Growth Fund
         Armada Equity Index Fund
         Armada Large Cap Ultra Fund
         Armada Large Cap Value Fund
         Armada Mid Cap Growth Fund
         Armada Tax Managed Equity Fund
         Armada Aggressive Allocation Fund
         Armada Balanced Allocation Fund

The following Funds distribute income monthly:

         Armada Conservative Allocation Fund
         Armada Bond Fund
         Armada GNMA Fund
         Armada Intermediate Bond Fund
         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada U.S. Government Income Fund
         Armada Michigan Municipal Bond Fund
         Armada National Tax Exempt Bond Fund
         Armada Ohio Tax Exempt Bond Fund
         Armada Pennsylvania Municipal Bond Fund


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, and Armada Pennsylvania Municipal Bond Fund (the "Tax Free Bond Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Free Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Free Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Armada Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


In June 2000, the Parkstone Bond, Large Capitalization, U.S. Government Income, Michigan Municipal Bond, and Mid Capitalization Funds were reorganized into the Armada Bond, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond, and Mid Cap Growth Funds, respectively. In connection with this reorganization, each of these Armada Funds adopted the financial highlights, financial statements and performance history of its corresponding acquired Parkstone Fund. The Financial Highlights for these Funds for the periods presented through May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.


No financial highlights are presented for the Small/Mid Cap Value Fund because the Fund was not in operation during the last fiscal year.


You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated.



                                                                                                                          Ratio
                              Realized                                                                      Ratio of Net  of
         Net                  and                                                                 Ratio of  Investment    Expenses
         Asset                Unrealized             Distributions                                Expenses  Income/       to Average
         Value,    Net        Gains      Dividends   from Net                        Net Assets   to        (Loss) to     Net Assets
         Beginning Investment (Losses)   from Net    Realized   Net Asset            End of       Average   Average       (Before
         of        Income/    on         Investment  Capital    Value, End  Total    Period       Net       Net           Fee
         Period    (Loss)     Securities Income      Gains      of Period   Return+  (000)        Assets    Assets        Waivers)


CORE EQUITY FUND
Class I
2002     $_____    $_____      $____      $_____     $_____     $_____      _____%    $_______      ____%     ____%      ____%
2001      14.88      0.02      (0.71)      (0.00)     (1.92)     12.27      (5.63)     126,203      0.99      0.08       1.04
2000      13.75      0.02       1.65       (0.01)     (0.53)     14.88      12.31      141,207      1.00      0.03       1.06
1999(1)   11.35     (0.02)      2.94       (0.01)     (0.51)     13.75      26.08      145,603      0.98     (0.15)      0.98
1998(2)   10.00      0.05       1.35       (0.05)     (0.00)     11.35      14.03      110,504      0.89      0.61       1.06

EQUITY GROWTH FUND
Class I
2002     $_____     $_____     $_____     $_____     $_____     $_____      _____%    $_______      ____%     ____%      ____%
2001(1)   28.89     (0.01)     (3.40)      (0.00)     (1.12)     24.36     (12.26)     965,165      0.93     (0.03)      0.98
2000(1)   24.61      0.00       4.55       (0.01)     (0.26)     28.89      18.49    1,251,015      0.90      0.01       0.96
1999(1)   21.35     (0.03)      4.28       (0.00)     (0.99)     24.61      20.16    1,262,154      0.92     (0.11)      0.92
1998      18.63     (0.00)      5.00       (0.01)     (2.27)     21.35      28.65      352,413      0.98     (0.01)      0.98

EQUITY INDEX FUND
Class I
2002     $_____     $_____     $_____     $_____     $_____     $_____      _____%    $_______      ____%     ____%      ____%
2001      12.25      0.11      (1.41)      (0.11)     (0.00)     10.84     (10.64)     332,015      0.36      0.94       0.61
2000      11.32      0.13       0.99       (0.13)     (0.06)     12.25       9.92      354,637      0.34      1.02       0.59
1999(3)   10.00      0.11       1.29       (0.08)     (0.00)     11.32      14.16      253,854      0.20      1.38       0.55


           Ratio of
           Net
           Investment
           Income/
           (Loss) to
           Average
           Net Assets
           (Before       Portfolio
           Fee           Turnover
           Waivers)      Rate




CORE EQUITY FUND
Class I
2002             ____%    ____%
2001             0.03       34
2000            (0.03)      37
1999(1)         (0.15)      43
1998(2)          0.44       60

EQUITY GROWTH FUND
Class I
2002             ____%    ____%
2001(1)         (0.08)      18
2000(1)         (0.05)      25
1999(1)         (0.11)      57
1998            (0.01)     260

EQUITY INDEX FUND
Class I
2002             ____%    ____%
2001             0.69       15
2000             0.77       48
1999(3)          1.03        9




+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)  Per share data calculated using average shares outstanding method.


(2) Core Equity Fund Class I commenced operations on August 1, 1997. All ratios for the period have been annualized.

(3) Equity Index Fund Class I commenced operations on July 10, 1998. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated.



                               Realized                                                                              Ratio of Net
         Net                   and                                                                        Ratio of   Investment
         Asset                 Unrealized                 Distributions                                   Expenses   Income/
         Value,     Net        Gains         Dividends    from Net                           Net Assets   to         (Loss) to
         Beginning  Investment (Losses)      from Net     Realized   Net Asset               End of       Average    Average
         of         Income/    on            Investment   Capital    Value, End    Total     Period       Net        Net
         Period     (Loss)     Securities    Income       Gains      of Period     Return+   (000)        Assets     Assets


INTERNATIONAL EQUITY FUND
Class I
2002     $_____     $_____      $_____       $_____       $_____      $_____       _____%    $_______       ____%      ____%
2001(1)   15.05       0.03       (3.19)       (0.00)       (1.00)      10.89      (22.74)     607,113       1.45       0.21
2000      10.91       0.01        4.23        (0.03)       (0.07)      15.05       38.90      425,328       1.43       0.06
1999      10.86      (0.01)       0.11        (0.05)       (0.00)      10.91        0.95      199,205       1.43       0.12
1998(2)   10.00       0.08        0.79        (0.01)       (0.00)      10.86        8.76      135,942       1.09       1.19

LARGE CAP ULTRA FUND
Class I
2002     $_____     $_____      $_____       $_____       $_____      $_____       _____%    $_______       ____%      ____%
2001(1)   20.09      (0.06)      (4.75)       (0.00)       (2.59)      12.69      (26.18)     182,343       0.98      (0.37)
2000      19.81      (0.02)       5.08        (0.00)       (4.78)      20.09       27.25      278,697       1.05      (0.36)
1999      16.27      (0.06)       3.90        (0.00)       (0.30)      19.81       23.67      409,107       1.10      (0.33)
1998(3)   14.48      (0.03)       3.52        (0.03)(5)    (1.67)      16.27       26.18      358,221       1.10      (0.19)
1997(4)   11.25       0.03        3.31        (0.03)       (0.08)      14.48       29.81      338,388       1.12       0.19

LARGE CAP VALUE FUND
Class I
2002     $_____     $_____      $_____       $_____       $_____      $_____       _____%    $_______       ____%      ____%
2001      16.03       0.25        1.71        (0.28)       (0.32)      17.39       12.67      700,811       0.97       1.54
2000      18.80       0.35       (1.85)       (0.36)       (0.91)      16.03       (7.95)     500,135       0.92       2.07
1999      17.53       0.30        1.50        (0.28)       (0.25)      18.80       10.62      548,361       0.93       2.07
1998      14.87       0.27        3.44        (0.32)       (0.73)      17.53       25.69      193,923       0.92       1.80

                        Ratio of
                        Net
          Ratio         Investment
          of            Income/
          Expenses      (Loss) to
          to Average    Average
          Net Assets    Net Assets
          (Before       (Before      Portfolio
          Fee           Fee          Turnover
          Waivers)      Waivers)     Rate


INTERNATIONAL EQUITY FUND
Class I
2002           ____%      ____%      ____%
2001(1)        1.50       0.16        161
2000           1.49       0.00        124
1999           1.43       0.12         78
1998(2)        1.24       1.04         28

LARGE CAP ULTRA FUND
Class I
2002           ____%      ____%      ____%
2001(1)        1.03      (0.42)       102
2000           1.05      (0.36)        82
1999           1.10      (0.33)        51
1998(3)        1.10      (0.19)        25
1997(4)        1.12       0.19         48

LARGE CAP VALUE FUND
Class I
2002           ____%      ____%      ____%
2001           1.02       1.49         67
2000           0.98       2.01         40
1999           0.93       2.07         19
1998           0.92       1.80         18


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)  Per share data calculated using average shares outstanding method.


(2) International Equity Fund Class I commenced operations on August 1, 1997. All ratios for the period have been annualized.


(3) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.


(4)  For the year ended June 30, 1997.

(5) Includes a tax return of capital of $(0.03) for Class I of the Large Cap Ultra Fund.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated.





                             Realized                                                                            Ratio of Net
       Net                   and                                                                      Ratio of   Investment
       Asset                 Unrealized                Distributions                                  Expenses   Income/
       Value,     Net        Gains        Dividends    from Net                          Net Assets   to         (Loss) to
       Beginning  Investment (Losses)     from Net     Realized   Net Asset              End of       Average    Average
       of         Income/    on           Investment   Capital    Value, End   Total     Period       Net        Net
       Period     (Loss)     Securities   Income       Gains      of Period    Return+   (000)        Assets     Assets




MID CAP GROWTH FUND
Class I
 2002     $_____    $_____     $_____     $_____      $_____      $_____       _____%    $_______     ____%     ____%
 2001(1)   15.84     (0.08)     (3.14)     (0.00)      (4.54)       8.08      (23.89)     195,291     1.26     (0.64)
 2000(1)   14.27     (0.12)      6.34      (0.00)      (4.65)      15.84       51.90      281,161     1.29     (0.75)
 1999      15.12     (0.14)      1.13      (0.00)      (1.84)      14.27        8.20      319,733     1.32     (0.75)
 1998(2)   15.82     (0.11)      2.52      (0.00)      (3.11)      15.12       16.98      518,080     1.30     (0.77)
 1997(3)   20.83     (0.13)      1.25      (0.00)      (6.13)      15.82        5.58      544,082     1.31     (0.80)

SMALL CAP GROWTH FUND
Class I
 2002     $_____    $_____     $_____     $_____      $_____      $_____       _____%    $_______     ____%     ____%
 2001(1)   14.91     (0.06)     (1.93)     (0.00)      (1.36)      11.56      (14.72)     304,754     1.27     (0.44)
 2000(1)   10.14     (0.04)      4.81      (0.00)      (0.00)      14.91       47.04      157,306     1.23     (0.28)
 1999(1)   11.69     (0.03)     (1.41)     (0.00)      (0.11)      10.14      (12.36)      80,145     1.27     (0.27)
 1998(4)   10.00      0.01       1.72      (0.01)      (0.03)      11.69       17.35       54,476     0.98      0.14

SMALL CAP VALUE FUND
Class I
 2002     $_____    $_____     $_____     $_____      $_____      $_____       _____%    $_______     ____%     ____%
 2001      15.15      0.22       4.36      (0.25)      (0.41)      19.07       30.89      549,218     1.20      1.35
 2000      13.65      0.27       1.45      (0.22)      (0.00)      15.15       12.87      354,347     1.21      1.97
 1999      15.72      0.09      (0.78)     (0.05)      (1.33)      13.65       (3.67)     270,382     1.12      0.70
 1998      15.15      0.06       2.87      (0.07)      (2.29)      15.72       19.82      284,295     0.98      0.43

                        Ratio of
                        Net
          Ratio         Investment
          of            Income/
          Expenses      (Loss) to
          to Average    Average
          Net Assets    Net Assets
          (Before       (Before      Portfolio
          Fee           Fee          Turnover
          Waivers)      Waivers)     Rate




MID CAP GROWTH FUND
Class I
 2002         ____%    _____%   ____%
 2001(1)      1.31     (0.69)    191
 2000(1)      1.29     (0.75)    110
 1999         1.32     (0.75)    100
 1998(2)      1.30     (0.77)     38
 1997(3)      1.31     (0.80)     38

SMALL CAP GROWTH FUND
Class I
 2002         ____%    _____%   ____%
 2001(1)      1.32     (0.49)    174
 2000(1)      1.29     (0.34)    155
 1999(1)      1.27     (0.27)    159
 1998(4)      1.09      0.03      31

SMALL CAP VALUE FUND
Class I
 2002         ___%     ____%    ____%
 2001         1.25     1.30      128
 2000         1.27     1.91      120
 1999         1.12     0.70       79
 1998         0.98     0.43       89


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1)  Per share data calculated using average shares outstanding method.

(2) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.


(3)  For the year ended June 30, 1997.

(4) Small Cap Growth Fund Class I commenced operations on August 1, 1997. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated.


                              Realized                                                                                 Ratio of Net
        Net                   and                                                                          Ratio of    Investment
        Asset                 Unrealized                Distributions                                      Expenses    Income/
        Value,     Net        Gains        Dividends    from Net                             Net Assets    to          (Loss) to
        Beginning  Investment (Losses)     from Net     Realized   Net Asset                 End of        Average     Average
        of         Income/    on           Investment   Capital    Value, End    Total       Period        Net         Net
        Period     (Loss)     Securities   Income       Gains      of Period     Return+     (000)         Assets      Assets

TAX MANAGED EQUITY FUND
Class I
2002     $_____     $_____     $______     $_____      $_____       $_____        _____%    $_______        ____%        ____%
2001      14.29      0.02       (1.67)      (0.01)      (0.03)       12.60       (11.53)     220,077        0.97         0.11
2000      12.13      0.03        2.16       (0.02)      (0.01)       14.29        18.06      257,548        0.95         0.19
1999       9.93      0.05        2.21       (0.05)      (0.01)       12.13        22.82      241,501        0.83         0.37
1998(1)   10.00     (0.00)      (0.07)      (0.00)      (0.00)        9.93        (0.70)     158,867        0.29         0.91

AGGRESSIVE ALLOCATION FUND
Class I
2002     $_____     $____      $_____      $_____      $_____       $_____        _____%    $_______        ____%        ____%
2001(2)   10.00      0.02       (0.06)      (0.01)      (0.00)        9.95        (0.36)       2,492        0.38         1.10

BALANCED ALLOCATION FUND
Class I
2002     $_____     $____      $_____      $_____      $_____       $_____        _____%    $_______        ____%        ____%
2001      11.68      0.28       (0.42)      (0.27)      (1.55)        9.72        (1.68)     186,724        1.03         2.31
2000      10.31      0.26        1.35       (0.24)      (0.00)       11.68        15.72       69,517        1.01         2.20
1999(3)   10.00      0.18        0.28       (0.15)      (0.00)       10.31         4.57       85,027        1.06         2.25

CONSERVATIVE ALLOCATION FUND
Class I
2002     $_____     $____      $____       $_____      $_____       $_____        _____%    $_______        ____%        ____%
2001(4)   10.00      0.07       0.02        (0.05)      (0.00)       10.04         0.94        2,523        0.37         3.20


                           Ratio of
                           Net
             Ratio         Investment
             of            Income/
             Expenses      (Loss) to
             to Average    Average
             Net Assets    Net Assets
             (Before       (Before      Portfolio
             Fee           Fee          Turnover
             Waivers)      Waivers)     Rate

TAX
MANAGED EQUITY FUND
Class I
2002            ____%         ____%      ___%
2001            1.02          0.06         1
2000            1.01          0.13         3
1999            1.01          0.19         5
1998(1)         1.02          0.18         0

AGGRESSIVE ALLOCATION FUND
Class I
2002            ____%         ____%      ___%
2001(2)         0.76          0.72         5

BALANCED ALLOCATION FUND
Class I
2002            ____%         ____%      ___%
2001            1.08          2.26       161
2000            1.07          2.14       182
1999(3)         1.06          2.25       116

CONSERVATIVE ALLOCATION FUND
Class I
2002            ____%         ____%      ___%
2001(4)         0.75          2.82         5

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1) Tax Managed Equity Fund Class I commenced operations on April 9, 1998. All ratios for the period have been annualized.

(2) The Aggressive Allocation Fund Class I commenced operations on March 6, 2001. All ratios for the period have been annualized.

(3) The Balanced Allocation Fund Class I commenced operations on July 10, 1998. All ratios for the period have been annualized.

(4) The Conservative Allocation Fund Class I commenced operations on March 6, 2001. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated.



                              Realized                                                                                  Ratio of Net
        Net                   and                                                                           Ratio of    Investment
        Asset                 Unrealized                 Distributions                                      Expenses    Income/
        Value,     Net        Gains        Dividends     from Net                             Net Assets    to          (Loss) to
        Beginning  Investment (Losses)     from Net      Realized   Net Asset                 End of        Average     Average
        of         Income/    on           Investment    Capital    Value, End    Total       Period        Net         Net
        Period     (Loss)     Securities   Income        Gains      of Period     Return+     (000)         Assets      Assets


BOND FUND*
Class I
2002     $_____     $____     $_____      $_____        $_____        $_____      _____%      $_______      ____%        ____%
2001       9.37      0.62       0.34       (0.62)        (0.00)         9.71      10.50        842,906      0.72         6.39
2000       9.93      0.59      (0.56)      (0.59)        (0.00)         9.37       0.35        294,308      0.87         6.14
1999      10.25      0.57      (0.30)      (0.57)        (0.02)         9.93       2.70        366,230      0.94         5.53
1998(1)    9.93      0.57       0.32       (0.57)        (0.00)        10.25       9.15        481,998      0.94         6.06
1997(2)    9.76      0.60       0.17       (0.60)        (0.00)         9.93       8.20        492,102      0.94         6.13

GNMA FUND
Class I
2002     $_____     $____     $_____      $_____        $______       $_____      _____%      $_______      ____%        ____%
2001       9.74      0.63       0.46       (0.62)        (0.00)        10.21      11.45        133,658      0.80         6.19
2000      10.10      0.59      (0.36)      (0.59)        (0.00)         9.74       2.48        119,653      0.80         6.04
1999      10.36      0.61      (0.20)      (0.60)        (0.07)        10.10       4.02         96,808      0.78         5.92
1998      10.15      0.61       0.31       (0.61)        (0.10)        10.36       9.17         83,624      0.84         5.83

INTERMEDIATE BOND FUND
Class I
2002     $_____     $____     $_____      $_____        $_____        $_____      _____%      $_______      ____%        ____%
2001       9.90      0.64       0.34       (0.64)        (0.00)        10.24      10.16        345,059      0.59         6.34
2000      10.39      0.64      (0.48)      (0.64)        (0.01)         9.90       1.50        294,998      0.58         6.22
1999      10.59      0.56      (0.14)      (0.56)        (0.06)        10.39       3.98        313,368      0.61         5.21
1998      10.37      0.60       0.22       (0.60)        (0.00)        10.59       8.09        166,710      0.65         5.71


                          Ratio of
                          Net
            Ratio         Investment
            of            Income/
            Expenses      (Loss) to
            to Average    Average
            Net Assets    Net Assets
            (Before       (Before      Portfolio
            Fee           Fee          Turnover
            Waivers)      Waivers)     Rate

BOND FUND*
Class I
2002          ____%        ____%       ____%
2001          0.77         6.34          73
2000          0.89         6.12         155
1999          1.03         5.44         269
1998(1)       1.04         5.96         546
1997(2)       1.03         6.04         827

GNMA FUND
Class I
2002          ____%        ____%       ____%
2001          0.85         6.14          47
2000          0.86         5.98          79
1999          0.78         5.92          85
1998          0.84         5.83         291

INTERMEDIATE BOND FUND
Class I
2002          ____%        ____%       ____%
2001          0.79         6.14         133
2000          0.79         6.01         201
1999          0.75         5.07         256
1998          0.80         5.56         160

* Effective June 9, 2000, the Parkstone Bond Fund was merged into the Armada Bond Fund. The financial highlights for the periods prior to June 9, 2000 reflect the performance history of the Parkstone Bond Fund. The net asset values at the beginning of each period and the changes in net asset values, including the net asset values at the end of each period listed have been restated to reflect the conversion ratios of .9799154 for Class I on the date of the reorganization.


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.


(2)  For the year ended June 30, 1997.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated.



                              Realized                                                                                  Ratio of Net
        Net                   and                                                                           Ratio of    Investment
        Asset                 Unrealized                 Distributions                                      Expenses    Income/
        Value,     Net        Gains        Dividends     from Net                             Net Assets    to          (Loss) to
        Beginning  Investment (Losses)     from Net      Realized   Net Asset                 End of        Average     Average
        of         Income/    on           Investment    Capital    Value, End    Total       Period        Net         Net
        Period     (Loss)     Securities   Income        Gains      of Period     Return+     (000)         Assets      Assets

LIMITED MATURITY BOND FUND
Class I
2002     $_____      $____     $_____      $_____        $_____      $_____         ____%    $_______       ____%        ____%
2001       9.70       0.60       0.17       (0.60)        (0.00)       9.87         8.21      190,243       0.55         5.98
2000       9.96       0.57      (0.26)      (0.57)        (0.00)       9.70         3.22       93,652       0.54         5.84
1999      10.06       0.56      (0.05)      (0.56)        (0.05)       9.96         5.14       72,291       0.43         5.49
1998       9.99       0.57       0.08       (0.57)        (0.01)      10.06         6.68       71,888       0.33         5.69

TOTAL RETURN ADVANTAGE FUND
Class I
2002     $_____      $____     $_____      $_____        $_____      $_____        _____%    $_______       ____%        ____%
2001       9.48       0.59       0.54       (0.59)        (0.00)      10.02        12.04      355,344       0.51         5.95
2000       9.99       0.60      (0.45)      (0.60)        (0.06)       9.48         1.78      331,026       0.48         6.17
1999      10.25       0.58      (0.22)      (0.58)        (0.04)       9.99         3.54      328,417       0.45         5.72
1998       9.89       0.64       0.36       (0.64)        (0.00)      10.25        10.35      296,075       0.31         6.29

U.S. GOVERNMENT INCOME FUND
Class I
2002     $_____      $____     $_____      $_____        $_____      $_____        _____%    $_______       ____%        ____%
2001       8.77       0.57       0.45       (0.57)        (0.00)       9.22        11.95      155,683       0.79         6.27
2000       9.13       0.56      (0.36)      (0.56)        (0.00)       8.77         2.26      134,250       0.83         6.28
1999       9.27       0.57      (0.14)      (0.57)        (0.00)       9.13         4.73      150,113       0.75         6.15
1998(1)    9.15       0.63       0.08       (0.59)(3)     (0.00)       9.27         8.04      161,567       0.75         7.44
1997(2)    9.25       0.72      (0.10)      (0.72)(4)     (0.00)       9.15         6.91      148,854       0.77         7.90


                          Ratio of
                          Net
            Ratio         Investment
            of            Income/
            Expenses      (Loss) to
            to Average    Average
            Net Assets    Net Assets
            (Before       (Before      Portfolio
            Fee           Fee          Turnover
            Waivers)      Waivers)     Rate

LIMITED MATURITY BOND FUND
Class I
2002           ____%       ____%        ____%
2001           0.73        5.80           87
2000           0.74        5.64           90
1999           0.65        5.27          190
1998           0.69        5.33          135

TOTAL RETURN ADVANTAGE FUND
Class I
2002           ____%       ____%        ____%
2001           0.79        5.67          182
2000           0.77        5.88          121
1999           0.65        5.52          142
1998           0.72        5.88          170

U.S. GOVERNMENT INCOME FUND
Class I
2002           ____%       ____%        ____%
2001           0.84        6.22           78
2000           0.94        6.17           74
1999           1.09        5.81           53
1998(1)        1.09        7.10          279
1997(2)        1.11        7.56          500


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.


(1) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.

(2)  For the year ended June 30, 1997.

(3) Includes a tax return of capital of $(0.04) for Class I of the U.S. Government Income Fund.

(4) Includes a tax return of capital of $(0.11) for Class I of the U.S. Government Income Fund.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated.


                                Realized                                                                               Ratio of Net
          Net                   and                                                                        Ratio of    Investment
          Asset                 Unrealized                Distributions                                    Expenses    Income/
          Value,     Net        Gains        Dividends    from Net                            Net Assets   to          (Loss) to
          Beginning  Investment (Losses)     from Net     Realized   Net Asset                End of       Average     Average
          of         Income/    on           Investment   Capital    Value, End   Total       Period       Net         Net
          Period     (Loss)     Securities   Income       Gains      of Period    Return+     (000)        Assets      Assets

MICHIGAN MUNICIPAL BOND FUND
Class I
2002     $_____      $____      $_____       $_____        $_____       $____        _____%    $_______       ____%     ____%
2001      10.38       0.50        0.56        (0.50)        (0.00)       10.94       10.36      148,726       0.60      4.62
2000      10.91       0.47       (0.52)       (0.47)        (0.01)       10.38       (0.42)     156,734       0.81      4.46
1999      11.06       0.47       (0.08)       (0.47)        (0.07)       10.91        3.54      192,536       0.76      4.21
1998(1)   10.89       0.44        0.23        (0.47)        (0.03)       11.06        6.30      206,246       0.74      4.34
1997(2)   10.77       0.51        0.14        (0.49)        (0.04)       10.89        6.11      194,950       0.76      4.73

NATIONAL TAX EXEMPT BOND FUND
Class I
2002     $_____      $____      $_____       $_____        $_____       $____        _____%    $_______       ____%     ____%
2001       9.50       0.43        0.51        (0.43)        (0.00)       10.01       10.07      162,015       0.60      4.39
2000       9.96       0.42       (0.45)       (0.42)        (0.01)        9.50       (0.24)      95,634       0.54      4.37
1999      10.03       0.45       (0.04)       (0.45)        (0.03)        9.96        4.07      100,638       0.36      4.39
1998(3)   10.00       0.07        0.03        (0.07)        (0.00)       10.03        0.97       80,259       0.33      4.62

OHIO TAX EXEMPT BOND FUND
Class I
2002     $_____      $____      $_____       $_____        $_____       $_____       _____%    $_______       ____%     ____%
2001      10.49       0.48        0.55        (0.48)        (0.00)       11.04       10.00      156,655       0.56      4.44
2000      11.03       0.48       (0.53)       (0.48)        (0.01)       10.49       (0.40)     166,164       0.52      4.52
1999      11.13       0.53       (0.09)       (0.53)        (0.01)       11.03        3.94      205,365       0.28      4.77
1998      10.86       0.51        0.28        (0.51)        (0.01)       11.13        7.43      165,395       0.25      4.67

                            Ratio of
                            Net
              Ratio         Investment
              of            Income/
              Expenses      (Loss) to
              to Average    Average
              Net Assets    Net Assets
              (Before       (Before      Portfolio
              Fee           Fee          Turnover
              Waivers)      Waivers)     Rate

MICHIGAN MUNICIPAL BOND FUND
Class I
2002           ____%          ____%        ____%
2001           0.80           4.42           16
2000           0.91           4.36           10
1999           1.05           3.92            7
1998(1)        1.03           4.05           26
1997(2)        1.05           4.44           28

NATIONAL TAX EXEMPT BOND FUND
Class I
2002           ____%          ____%        ____%
2001           0.80           4.19           27
2000           0.81           4.10           65
1999           0.87           3.88           23
1998(3)        0.87           4.08          --

OHIO TAX EXEMPT BOND FUND
Class I
2002           ____%          ____%        ____%
2001           0.76           4.24           20
2000           0.80           4.24           31
1999           0.78           4.27           19
1998           0.80           4.12           15


+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.


(2)  For the year ended June 30, 1997.


(3) National Tax Exempt Bond Fund Class I commenced operations on April 9, 1998. All ratios for the respective periods have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated.



                              Realized                                                                                Ratio of Net
        Net                   and                                                                         Ratio of    Investment
        Asset                 Unrealized                Distributions                                     Expenses    Income/
        Value,     Net        Gains        Dividends    from Net                            Net Assets    to          (Loss) to
        Beginning  Investment (Losses)     from Net     Realized   Net Asset                End of        Average     Average
        of         Income/    on           Investment   Capital    Value, End    Total      Period        Net         Net
        Period     (Loss)     Securities   Income       Gains      of Period     Return+    (000)         Assets      Assets


PENNSYLVANIA MUNICIPAL BOND FUND
Class I
2002     $_____     $____     $_____      $_____       $_____         $_____       ____%      $______       ____%      ____%
2001       9.89      0.47       0.47       (0.47)       (0.00)         10.36       9.64        45,441       0.63       4.57
2000      10.39      0.45      (0.46)      (0.47)       (0.02)          9.89      (0.06)       45,021       0.53       4.55
1999      10.45      0.51      (0.07)      (0.49)       (0.01)         10.39       4.21        40,171       0.48       4.80
1998      10.22      0.46       0.24       (0.46)       (0.01)(2)      10.45       6.95        38,753       0.69       4.40
1997(1)   10.08      0.44       0.17       (0.44)       (0.03)(3)      10.22       6.21        36,769       0.87       4.35

                           Ratio of
                           Net
             Ratio         Investment
             of            Income/
             Expenses      (Loss) to
             to Average    Average
             Net Assets    Net Assets
             (Before       (Before      Portfolio
             Fee           Fee          Turnover
             Waivers)      Waivers)     Rate




PENNSYLVANIA MUNICIPAL BOND FUND
Class I
2002           ____%        ___%       ____%
2001           0.86         4.34         25
2000           0.84         4.24         38
1999           0.83         4.45         15
1998           0.84         4.25         20
1997(1)        1.02         4.20         42




+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

(1) Activity for the period presented includes that of the predecessor fund through September 6, 1996.


(2) Includes distribution in excess of net realized capital gains of $(0.01) for Class I of the Pennsylvania Municipal Bond Fund.

(3) Includes distribution in excess of net realized capital gains of $(0.01) for Class I of the Pennsylvania Municipal Bond Fund.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                 RICHARD W. FURST
Chairman                                        Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                  and Dean, Gatton College of Business
Director:                                           and Economics, University of Kentucky
Cold Metal Products, Inc.                       Director:
Commercial Metals Company                       Foam Design, Inc.
Strategic Distribution, Inc.                    The Seed Corporation
                                                Office Suites Plus, Inc.
                                                ihigh, Inc.

HERBERT R. MARTENS, JR.                         GERALD L. GHERLEIN
President                                       Retired Executive Vice President and
Executive Vice President,                          General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN F. DURKOTT                                 J. WILLIAM PULLEN
President and Chief Operating Officer,          President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.          Whayne Supply Company

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy



     The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[SAILBOAT LOGO]
ARMADA(R)
       FUNDS
DESIGN YOUR OWN DESTINY(TM)
WWW.ARMADAFUNDS.COM

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                           A, B AND H SHARES (RETAIL)


                                 OCTOBER 1, 2002


                               MONEY MARKET FUNDS
                          GOVERNMENT MONEY MARKET FUND
                                MONEY MARKET FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                          TAX EXEMPT MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND
                         TREASURY PLUS MONEY MARKET FUND





















  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.




[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS



Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class A, Class B and Class H Shares of the Armada money market funds before investing. Armada also offers Class A, Class B and Class H Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND
(3863). Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:



                                                                           PAGE
                                                                           ----
ARMADA GOVERNMENT MONEY MARKET FUND..........................................
ARMADA MONEY MARKET FUND.....................................................
ARMADA OHIO MUNICIPAL MONEY MARKET FUND......................................
ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND.............................
ARMADA TAX EXEMPT MONEY MARKET FUND..........................................
ARMADA TREASURY MONEY MARKET FUND............................................
ARMADA TREASURY PLUS MONEY MARKET FUND.......................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.......................
MORE INFORMATION ABOUT FUND INVESTMENTS......................................
INVESTOR PROFILES............................................................
INVESTMENT ADVISER AND INVESTMENT TEAMS......................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............................
DISTRIBUTION OF FUND SHARES..................................................
DIVIDENDS AND TAXES..........................................................
FINANCIAL HIGHLIGHTS.........................................................


RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ARMADA GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     High current income consistent with
                                    stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term debt securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                     Interest rate risk, credit risk,
                                    counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. U.S. government securities include direct obligations of the U.S. Treasury, and obligations of certain agencies such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


 1992         1993        1994       1995        1996        1997        1998       1999        2000        2001
3.25%         2.63%       3.81%      5.53%       5.04%       5.14%       4.98%      4.66%       5.94%       3.64%

Best Quarter               1.53%            (9/30/00)
Worst Quarter              0.51%            (12/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was _______%.


This table shows the Fund's average annual total returns for the periods ended December 31, 2001.


-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                         1 YEAR       5 YEARS      10 YEARS       SINCE INCEPTION      DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Armada Government Money
Market Fund                             3.64%        4.87%         4.46%            4.49%                4/1/91
-----------------------------------------------------------------------------------------------------------------------





For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     High current income consistent with
                                    stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term debt securities  designed to
                                    allow the Fund to maintain a stable net
                                    asset value of $1.00 per share

PRINCIPAL RISKS                     Interest rate risk, credit risk,
                                    counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.


This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B and Class H Shares will differ due to differences in expenses. There is no performance shown for Class H Shares because they had not commenced operations as of December 31, 2001.



CALENDAR YEAR TOTAL RETURNS



1992          1993        1994       1995        1996        1997        1998       1999        2000        2001
3.22%         2.64%       3.88%      5.61%       5.09%       5.22%       5.11%      4.76%       6.05%       3.66%

Best Quarter               1.56%                     (9/30/00)
Worst Quarter              0.51%                     (12/31/01)


The Fund's year-to-date total return for class A Shares through June 30, 2002 was _________%.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001. No average annual returns are shown for Class H Shares because the class had not commenced operations as of December 31, 2001.




-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                         1 YEAR       5 YEARS      10 YEARS      SINCE INCEPTION      DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Money Market Fund                3.66%        4.96%        4.52%            4.57%                 4/1/91
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                         1 YEAR       5 YEARS      10 YEARS      SINCE INCEPTION      DATE OF INCEPTION
-------------------------------------------------------------------------------------------------------------------------
Armada Money Market Fund               -2.07%         N/A          N/A             3.53%                 1/5/98
-------------------------------------------------------------------------------------------------------------------------






For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT                          Goal Current income exempt from regular
                                    federal income tax and Ohio personal income tax, consistent with stability of principal


PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term Ohio municipal money market
                                    instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS                     Interest rate risk, credit risk, single
                                    state risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.


In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

  1999           2000        2001
 2.78%          3.68%       2.42%

Best Quarter               0.98%            (12/31/00)
Worst Quarter              0.37%            (12/31/01)

The Fund's year-to-date total return for Class A Shares through June 30, 2002 was _______%.


This table shows the Fund's average annual total returns for the periods ended December 31, 2001.


--------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                       1 YEAR         SINCE INCEPTION         DATE OF INCEPTION
--------------------------------------------------------------------------------------------------------------
Armada Ohio Municipal Money Market Fund               2.42%              2.95%                  11/2/98
--------------------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT                          Goal Current income exempt from regular
                                    federal income tax and Pennsylvania personal income tax, consistent with stability of principal

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term Pennsylvania municipal money
                                    market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS                     Interest rate risk, credit risk, single
                                    state risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from regular federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1997            1998         1999           2000          2001
3.33%           2.98%        2.82%          3.65%         2.37%

Best Quarter               0.95%            (12/31/00)
Worst Quarter              0.36%            (12/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was _____%.


This table shows the Fund's average annual total returns for the periods ended December 31, 2001.



-----------------------------------------------------------------------------------------------------------
CLASS A SHARES                       1 YEAR       5 YEARS       SINCE INCEPTION        DATE OF INCEPTION
-----------------------------------------------------------------------------------------------------------
Armada Pennsylvania Tax
Exempt Money Market Fund             2.37%         3.03%            3.04%                  4/11/96
-----------------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT                          Goal High current interest income exempt
                                    from federal income tax consistent with
                                    stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term municipal money  market
                                    instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS                     Interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The performance of Class B Shares will differ due to differences in expenses.


There is no performance information shown for Class B Shares because they had not commenced operations as of December 31, 2001.


CALENDAR YEAR TOTAL RETURNS

1992          1993        1994       1995        1996        1997       1998        1999        2000       2001
2.41%         1.90%       2.41%      3.46%       3.11%       3.27%      3.08%       2.80%       3.68%      2.37%


Best Quarter               0.97%            (12/31/00)
Worst Quarter              0.36%            (12/31/01)



The Fund's year-to-date total return for Class A Shares through June 30, 2002 was _________%.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001. No average annual returns are shown for Class B Shares because the class had not commenced operations as of December 31, 2001.



----------------------------------------------------------------------------------------------------------------
CLASS A SHARES                  1 YEAR     5 YEARS     10 YEARS      SINCE INCEPTION        DATE OF INCEPTION
----------------------------------------------------------------------------------------------------------------
Armada Tax Exempt Money
Market Fund                     2.37%       3.04%        2.85%            2.91%                 4/1/91
----------------------------------------------------------------------------------------------------------------


For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.


FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     High current income consistent with
                                    stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISK                      Interest rate risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

CALENDAR YEAR TOTAL RETURNS

1995          1996        1997       1998        1999        2000        2001
5.27%         4.75%       4.81%      4.54%       4.18%       5.37%       3.37%

Best Quarter               1.41%            (12/31/00)
Worst Quarter              0.47%            (12/31/01)



The Fund's year-to-date total return for Class A Shares through June 30, 2002 was ______%.




This table shows the Fund's average annual total returns for the periods ended December 31, 2001.



------------------------------- ---------------- ---------------- ---------------------- -------------------------
CLASS A SHARES                      1 YEAR           5 YEARS         SINCE INCEPTION        DATE OF INCEPTION
------------------------------- ---------------- ---------------- ---------------------- -------------------------
Armada Treasury Money Market
Fund                                 3.37%            4.45%              4.61%                  12/22/94
------------------------------- ---------------- ---------------- ---------------------- -------------------------





For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY PLUS MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                     Current income consistent with liquidity
                                    and stability of principal

PRINCIPAL INVESTMENT STRATEGY       Investing in a portfolio of high quality
                                    short-term obligations of the U.S. Treasury and repurchase agreements designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS                     Interest rate risk, counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.


In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year.

Calendar Year Total Returns

1994       1995       1996      1997       1998      1999       2000      2001
3.60%      5.31%      4.77%     4.95%      4.86%     4.34%      5.67%     3.34%

Best Quarter               1.47%            (9/30/00)
Worst Quarter              0.44%            (12/31/01)


The Fund's year-to-date total return for Class A Shares through June 30, 2002 was _____%.


This table shows the Fund's average annual total returns for the periods ended December 31, 2001.



---------------------------- ----------- --------------- ------------------------- -------------------------
CLASS A SHARES                 1 YEAR       5 YEARS          SINCE INCEPTION          DATE OF INCEPTION
---------------------------- ----------- --------------- ------------------------- -------------------------
Armada Treasury Plus
Money Market Fund              3.34%         4.63%                4.58%                   12/1/93
---------------------------- ----------- --------------- ------------------------- -------------------------








For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES


See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                          GOVERNMENT MONEY
                                            MARKET FUND
                                                                         MONEY MARKET FUND

                                              CLASS A           CLASS A       CLASS B      CLASS H
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                 None              None          None          None
--------------------------------------- --------------------- ------------- -------------- ------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)
                                                None              None         5.00%(1)       1.00%(2)
--------------------------------------- --------------------- ------------- -------------- ------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                 None              None          None          None
--------------------------------------- --------------------- ------------- -------------- ------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                 None              None          None          None
--------------------------------------- --------------------- ------------- -------------- ------------
Exchange Fee                                    None              None          None          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                       0.35%             0.35%          0.35%         0.35%
--------------------------------------- --------------------- ------------- -------------- ------------
Distribution
(12b-1) Fees                                   0.10%(3)         0.10%(3)         0.75%         0.75%
--------------------------------------- --------------------- ------------- -------------- ------------
Other Expenses:
--------------------------------------- --------------------- ------------- -------------- ------------
   Shareholder Servicing Fees(4)               0.25%             0.25%          0.25%         0.25%
--------------------------------------- --------------------- ------------- -------------- ------------
   Other                                         %                  %              %            %
--------------------------------------- --------------------- ------------- -------------- ------------
Total Other Expenses                             %                  %              %            %
--------------------------------------- --------------------- ------------- -------------- ------------
Total Annual Fund(3)
Operating Expenses                               %                  %              %            %
--------------------------------------- --------------------- ------------- -------------- ------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                             OHIO MUNICIPAL MONEY         PENNSYLVANIA TAX EXEMPT MONEY
                                                 MARKET FUND                       MARKET FUND

                                                  CLASS A                            CLASS A
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                                    None                                None
------------------------------------- -------------------------------- ---------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                             None                                None
------------------------------------- -------------------------------- ---------------------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)
                                                   None                                None
------------------------------------- -------------------------------- ---------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)
                                                   None                                None
------------------------------------- -------------------------------- ---------------------------------
Exchange Fee                                       None                                None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                           0.35%                              0.40%
------------------------------------- -------------------------------- --------------------------------
Distribution
(12b-1) Fees(3)                                    0.10%                              0.10%
------------------------------------- -------------------------------- --------------------------------
Other Expenses:
------------------------------------- -------------------------------- --------------------------------
   Shareholder Servicing Fees(4)                   0.25%                              0.25%
------------------------------------- -------------------------------- --------------------------------
   Other                                            %                                 %
------------------------------------- -------------------------------- --------------------------------
Total Other Expenses                                %                                 %
------------------------------------- -------------------------------- --------------------------------
Total Annual Fund(3)
Operating Expenses                                  %                                 %
------------------------------------- -------------------------------- --------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                           TAX EXEMPT                 TREASURY           TREASURY PLUS
                                       MONEY MARKET FUND          MONEY MARKET FUND    MONEY MARKET FUND

                                        CLASS A      CLASS B          CLASS A               CLASS A
Maximum Sales Charge (Load) Imposed
on Purchases (as percentage of
offering price)                           None         None              None                 None
------------------------------------- ------------- ------------ --------------------- --------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                    None        5.00%(1)           None                 None
------------------------------------- ------------- ------------ --------------------- --------------------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                           None         None              None                 None
------------------------------------- ------------- ------------ --------------------- --------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)           None         None              None                 None
------------------------------------- ------------- ------------ --------------------- --------------------
Exchange Fee                              None         None              None                 None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                 0.35%         0.35%            0.30%                 0.30%
------------------------------------- ------------- ------------ --------------------- --------------------
Distribution
(12b-1) Fees                             0.10%(3)      0.75%            0.10%(3)              0.10%(3)
------------------------------------- ------------- ------------ --------------------- --------------------
Other Expenses:
------------------------------------- ------------- ------------ --------------------- --------------------
   Shareholder Servicing Fees(3)         0.25%         0.25%            0.25%                 0.25%
------------------------------------- ------------- ------------ --------------------- --------------------
   Other                                    %            %                %                     %
------------------------------------- ------------- ------------ --------------------- --------------------
Total Other Expenses                        %            %                %                     %
------------------------------------- ------------- ------------ --------------------- --------------------
Total Annual Fund(4)
Operating Expenses                          %            %                %                     %
------------------------------------- ------------- ------------ --------------------- --------------------


(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."

(2) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.


(3) During the last fiscal year, Distribution (12b-1) Fees for Class A Shares were limited to no more than 0.05% for each Fund. In addition, the Adviser waived a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                                                         TOTAL        TOTAL        TOTAL
                                                          ADVISORY      EXPENSES     EXPENSES    EXPENSES
FUND                                                         FEES       (CLASS A)    (CLASS B)   (CLASS H)
Government Money Market Fund                                   %            %            %           N/A
Money Market Fund                                              %            %           N/A           %
Ohio Municipal Money Market Fund                               %            %           N/A          N/A
Pennsylvania Tax Exempt Money Market Fund                      %            %           N/A          N/A
Tax Exempt Money Market Fund                                   %            %           N/A*         N/A
Treasury Money Market Fund                                     %            %           N/A          N/A
Treasury Plus Money Market Fund                                %            %           N/A          N/A

* Class B Shares of the Tax Exempt Money Market Fund were not in operation during the last fiscal year.

  During the current fiscal year, Distribution (12b-1) Fees for Class A Shares are expected to be limited to no more than _____% for each Fund. In addition, the Adviser expects to continue waiving a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:




                                                                         TOTAL        TOTAL        TOTAL
                                                          ADVISORY      EXPENSES     EXPENSES    EXPENSES
FUND                                                         FEES       (CLASS A)    (CLASS B)   (CLASS H)
Government Money Market Fund                                   %            %            %           N/A
Money Market Fund                                              %            %           N/A           %
Ohio Municipal Money Market Fund                               %            %           N/A          N/A
Pennsylvania Tax Exempt Money Market Fund                      %            %           N/A          N/A
Tax Exempt Money Market Fund                                   %            %            %           N/A
Treasury Money Market Fund                                     %            %           N/A          N/A
Treasury Plus Money Market Fund                                %            %           N/A          N/A

  These fee limitations and waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.

 (4) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

  For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                        1 YEAR          3 YEARS         5 YEARS          10 YEARS
                                        ------          -------         -------          --------
GOVERNMENT MONEY
MARKET FUND
    Class A Shares                         $               $               $              $

MONEY MARKET FUND
    Class A Shares                         $               $               $              $
    Class B Shares(1)
    Class B Shares(2)
    Class H Shares(1)
    Class H Shares(2)

OHIO MUNICIPAL MONEY MARKET FUND
    Class A Shares                         $               $               $              $

PENNSYLVANIA TAX EXEMPT MONEY
MARKET FUND
    Class A Shares                         $               $               $              $

TAX EXEMPT MONEY
MARKET FUND
    Class A Shares                         $               $               $              $
    Class B Shares(1)
    Class B Shares(2)

TREASURY MONEY
MARKET FUND
    Class A Shares                         $               $               $              $

TREASURY PLUS MONEY
MARKET FUND
    Class A Shares                         $               $               $              $



(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific investments in which each Fund primarily invests.

                                                              Fixed
                                                              Income     Government    Repurchase      Municipal
                                                            Securities   Securities    Agreements      Securities
    ------------------------------------------------------- ----------   ----------    ----------      ----------
    ARMADA GOVERNMENT MONEY MARKET FUND                          X            X             X
    ------------------------------------------------------- ----------   ----------    ----------      ----------
    ARMADA MONEY MARKET FUND                                     X                          X
    ------------------------------------------------------- ----------   ----------    ----------      ----------
    ARMADA OHIO MUNICIPAL MONEY MARKET FUND                      X                                         X
    ------------------------------------------------------- ----------   ----------    ----------      ----------
    ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND             X                                         X
    ------------------------------------------------------- ----------   ----------    ----------      ----------
    ARMADA TAX EXEMPT MONEY MARKET FUND                          X                                         X
    ------------------------------------------------------- ----------   ----------    ----------      ----------
    ARMADA TREASURY MONEY MARKET FUND                            X            X
    ------------------------------------------------------- ----------   ----------    ----------      ----------
    ARMADA TREASURY PLUS MONEY MARKET FUND                       X            X             X
    ------------------------------------------------------- ----------   ----------    ----------      ----------



FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.


Armada has obtained an order from the SEC that allows the non-money market funds offered by Armada through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
FUND                                        MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------


Government Money Market Fund                Investors seeking current income and
                                            the added stability and quality of a
                                            fund that invests in government
                                            related securities



Money Market Fund                           Investors seeking current income and
                                            reduced risk through a widely
                                            diversified money market portfolio

Ohio Municipal Money Market Fund            Taxable investors seeking current
                                            income exempt from federal and Ohio
                                            income taxes

Pennsylvania Tax Exempt Money Market Fund   Taxable investors seeking current
                                            income exempt from federal and
                                            Pennsylvania income taxes

Tax Exempt Money Market Fund                Taxable investors seeking current
                                            income exempt from federal income
                                            taxes

Treasury Money Market Fund                  Investors seeking current income and
                                            the added stability and quality of a
                                            fund that invests in U.S. Treasury
                                            securities

Treasury Plus Money Market Fund             Investors seeking current income and
                                            the added stability and quality of a
                                            fund that invests in U.S. Treasury
                                            securities
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $__ billion in assets under management. The Adviser, including its predecessors, has been providing investment management services to institutional clients since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.

------------------------------------------ ------------------------------------- -----------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                              ENDED MAY 31, 2002
------------------------------------------ ------------------------------------- -----------------------------------
Government Money Market Fund               Taxable Money Market Team                           %
------------------------------------------ ------------------------------------- -----------------------------------
Money Market Fund                          Taxable Money Market Team                           %
------------------------------------------ ------------------------------------- -----------------------------------
Ohio Municipal Money Market Fund           Tax Exempt Money Market Team                        %
------------------------------------------ ------------------------------------- -----------------------------------
Pennsylvania Tax Exempt Money Market Fund  Tax Exempt Money Market Team                        %
------------------------------------------ ------------------------------------- -----------------------------------
Tax Exempt Money Market Fund               Tax Exempt Money Market Team                        %
------------------------------------------ ------------------------------------- -----------------------------------
Treasury Money Market Fund                 Taxable Money Market Team                           %
------------------------------------------ ------------------------------------- -----------------------------------
Treasury Plus Money Market Fund            Taxable Money Market Team                           %
------------------------------------------ ------------------------------------- -----------------------------------


PURCHASING, SELLING AND EXCHANGING FUND SHARES


This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B and Class H Shares of the Funds.

Class A, Class B and Class H Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs.


         CLASS A SHARES (ALL FUNDS)

         -    No front-end sales charge

         -    Low 12b-1 fees

         - $500 minimum initial investment - no subsequent minimum investment

         -    $50 minimum monthly investment through Planned Investment Program

         CLASS B SHARES (MONEY MARKET FUND AND TAX EXEMPT MONEY MARKET FUND
         ONLY)

         - Exchange only from an Armada non-money market fund or arrange for a Systematic Exchange Program

         -    No front-end sales charge

         - Contingent deferred sales charge (back-end sales charge if you redeem within 5 years - declining after the second year)

         -    Higher 12b-1 fees than Class A Shares

         - $500 minimum initial investment - no subsequent minimum investment

         -    $250,000 maximum investment

         -    Converts to Class A Shares after the eighth year

         CLASS H SHARES (MONEY MARKET FUND ONLY)



         -    Acquisition only by exchange from an Armada non-money market fund


         -    No front-end sales charge

         - Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)

         -    Higher 12b-1 fees than Class A Shares

         - $500 minimum initial investment - no subsequent minimum investment

         -    $1 million maximum investment

         -    Does not convert to any other share class


For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below.


For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).


Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available if participating in a Systematic Exchange Program (see page __) or via an exchange from Class B Shares of another Fund of Armada.

Class H Shares of the Armada Money Market Fund are available only via an exchange from Class H Shares of another Fund of Armada.


Class A and Class B Shares are for individuals, corporate investors and retirement plans. Class H Shares are for individual investors and retirement plans.






From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO PURCHASE FUND SHARES



                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
INTERNET                          Visit our site and click on "Open an Account   You may place your purchase order
WWW.ARMADAFUNDS.COM               Online." Or log on to our on line Forms        on our Web Site using your
                                  Center to print or complete an application     established banking instructions
                                  online. Mail the application to the address    for payment. To authorize this
                                  below. Unless you arrange to pay by wire or    service, please complete an Account
                                  ACH, write your check, payable in U.S.         Change Form or call 1-800-622-FUND
                                  dollars, to "Armada Funds (Fund name)."        (3863).
                                  Armada cannot accept third-party checks,
                                  credit cards, credit card checks or cash.
TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to
                                  application                                    purchase additional shares. To
                                                                                 authorize this service, please
                                                                                 complete an Account Change Form or
                                                                                 call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to Armada
                                  with a check payable, in U.S. dollars, to      Funds (Fund Name). Please include
                                  "Armada Funds (Fund Name)."                    your account number on your check
                                                                                 and mail it to the address at the
                                           Armada Funds                          left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:

                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, credit cards, credit card checks or cash.

AUTOMATED CLEARING HOUSE ("ACH")  Complete "Bank, Wire & Electronic Funds        A Planned Investment Program can
                                  Transfer Instructions" section of the          be set up to automatically
                                  application to have funds directly             purchase shares on designated
                                  transferred from a bank account.  A primary    dates during the month.  Please
                                  and secondary account may be established.      see "Planned Investment Program"
                                  Please note all electronic transfers will      on page __.
                                  be on the primary account unless notified
                                  otherwise. Any changes in these
                                  instructions must be made in writing to
                                  Armada Funds with a signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment          With current account information
                                  and if you have a checking or savings account  on your account, participation in
                                  with a bank, you may purchase Class A          the program can be arranged via
                                  Shares automatically through regular           the Internet or by calling
                                  deductions from your account in amounts of     1-800-622-FUND (3863).
                                  at least $50 per month per account.

                                                                                 For existing accounts, without
                                  You may arrange for participation in this      account information, participation
                                  program when a new account is established      can be arranged by completing an
                                                                                 Account Change Form with banking
                                                                                 information. This form must
                                                                                 include a signature guarantee by a
                                                                                 bank or other financial
                                                                                 institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior
                                  1-800-622-FUND (3863) to set up your           to sending the wire in order to
                                  account to accommodate wire transactions       obtain a confirmation number and
                                  and to receive a wire control number to be     to ensure prompt and accurate
                                  included in the body of the wire. Ask your     handling of funds.  Ask your bank
                                  bank to transmit immediately available         to transmit immediately available
                                  funds by wire in the amount of your            funds by wire as described at the
                                  purchase to:                                   left.  Please include your account
                                  State Street Bank and Trust Company            number.
                                  ABA # 011000028
                                  Account 99052755 Credit Armada Funds           Armada and its transfer agent are
                                  (Account Registration)                         not responsible for the
                                  (Account Number)                               consequences of delays resulting
                                  (Wire Control Number)                          from the banking or Federal
                                                                                 Reserve Wire system, or from
                                  Note: Your bank may charge you a fee for       incomplete wiring instructions
                                  this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant.
                                  note, your financial consultant or             Please note, your financial
                                  institution may charge a fee for its services. consultant or institution may charge a fee for its services.



BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time they price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:




                                                                                     Deadline for submitting purchase
                                                                                     orders to the transfer agent to
                                                 Time of NAV Calculation             receive the current day's NAV
------------------------------------------------ ----------------------------------- -----------------------------------
Money Market Fund                                Once daily                          3:30 p.m. Eastern Time
Government Money Market Fund                     4:00 p.m. Eastern Time
                                                 (or close of trading on the NYSE)
------------------------------------------------ ----------------------------------- -----------------------------------
Ohio Municipal Money Market Fund                 Twice daily                         12:30 p.m. Eastern Time
Pennsylvania Tax Exempt                          1:00 p.m. Eastern Time and 4:00
   Money Market Fund                             p.m. Eastern Time
Tax Exempt Money Market Fund                     (or close of trading on the NYSE)
Treasury Money Market Fund
Treasury Plus Money Market Fund

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.


To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern time that day.


NAV is not calculated on holidays when the NYSE is closed for trading.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES -
         CLASS B SHARES AND CLASS H SHARES


Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available only through an exchange from a non-money market fund offered by Armada or when participating in the Systematic Exchange Program. Class H Shares of the Armada Money Market Fund are available only through an exchange from a non-money market fund offered by Armada. You do not pay a sales charge when you purchase Class B Shares of the Armada Money Market Fund or Armada Tax Exempt Money Market Fund or Class H Shares of the Armada Money Market Fund in an exchange. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class H Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class H Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund or to exchanges of Class H Shares of one Fund for Class H Shares of another Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class H Shares.


  -------------------------------------- ----------------------------------------------------------
                                                              Class B Shares
                                            Contingent Deferred Sales Charge as a Percentage of
  Years Since Purchase                                Dollar Amount Subject to Charge
  -------------------------------------- ----------------------------------------------------------

  First                                                            5.0%
  Second                                                           5.0%
  Third                                                            4.0%
  Fourth                                                           3.0%
  Fifth                                                            2.0%
  Sixth                                                            None
  Seventh                                                          None
  Eighth                                                           None

When an investor redeems Class B or Class H Shares, they are redeemed first from those Class B or Class H Shares that are not subject to the deferred sales load (i.e., Class B or Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B or Class H Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class B or Class H Shares for the following reasons:

-        redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

-        redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-        return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

- exchanges of Class B Shares for Class B Shares or Class H Shares for Class H Shares of other Funds of the Trust;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class B Shares or Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class A Shares, your securities dealer is paid a servicing fee as long as you hold your shares. When you buy Class B Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. When you buy Class H Shares, your securities dealer is paid a commission and is paid a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.



HOW TO SELL YOUR FUND SHARES

Holders of Class A, Class B and Class H Shares may sell shares by following the procedures established when they opened their account or accounts.


INTERNET
WWW.ARMADAFUNDS.COM

The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B and Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or by calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by Armada.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO REDEEM YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).


The sale price of each share for redemption requests received in good order by the Fund will be the next NAV determined less, in the case of Class B and Class H Shares, any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your redemption request.


See "Contingent Deferred Sales Charges - Class B Shares and Class H Shares" on page __ for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.


CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in Class A Shares of any Armada money market fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100. However, your account cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. The Armada will give you at least
30 days written notice before modifying or terminating your check writing privilege.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. Deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class B Shares of a non-money market fund offered by Armada.

Class H Shares of the Armada Money Market Fund are available only via an exchange from Class H Shares of another Fund of Armada.















INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form.

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals.

If you would like to enter a program concerning Class B Shares or Class H Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184
The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months.

Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges.

Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares. You will be provided 60 days' notice before any material change to the exchange privilege is made.


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Armada Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS B SHARES

You may exchange Class B Shares of any Armada Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.

CLASS H SHARES

You may exchange Class H Shares of any Armada Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

EXCHANGES AVAILABLE TO CLASS A, B AND H SHARES

Because purchases of Class A Shares of non-money market funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.


If you would like to enter a systematic exchange program concerning Class B Shares or Class H Shares you must exchange them within either six or twelve months from the date of purchase.


You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class A Shares, the Money Market Fund has adopted separate distribution plans with respect to Class B Shares and Class H Shares, and the Tax Exempt Money Market Fund has adopted a separate distribution plan with respect to Class B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Distribution fees for Class A Shares, after fee limitations, as a percentage of average daily net assets, are 0.05% with respect to each Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class A Shares.


Distribution fees for Class B Shares of the Armada Money Market Fund and Armada Tax Exempt Money Market Fund and Class H Shares of the Armada Money Market Fund, as a percentage of average daily net assets, are 0.75%.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A, Class B or Class H Shares of the Fund. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following:

merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain.


The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. No performance information is shown for Class B Shares of the Tax Exempt Money Market Fund because they were not in operation during the last fiscal year.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada Treasury Plus Money Market Fund for the periods presented through May 31, 1999 were audited by the former independent auditors to the Parkstone Treasury Fund.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated


                                                                                                Ratio        Ratio of
                                                                                   Ratio of     of Expenses  Net
                                                              Net                  Net          Investment   Income to
     Net Asset               Dividends   Net Asset            Assets   Ratio of    Investment   to Average   Average
     Value,       Net        from Net    Value,               End of   Expenses    Income       Net Assets   Net Assets
     Beginning    Investment Investment  End of   Total       Period   to Average  to Average   (Excluding   (Excluding
     of Period    Income     Income      Period   Return+     (000)    Net Assets  Net Assets   Waivers)     Waivers)



GOVERNMENT MONEY MARKET FUND
CLASS A
 2002
 2001     $1.00     $0.06     $(0.06)    $1.00     5.67%     $  650,803     0.57%     5.42%       0.72%       5.27%
 2000      1.00      0.05     (0.05)      1.00     5.14         521,688     0.54      4.99        0.70        4.83
 1999      1.00      0.05     (0.05)      1.00     4.70         565,095     0.57      4.61        0.67        4.51
 1998      1.00      0.05     (0.05)      1.00     5.17         247,281     0.52      5.05        0.62        4.95

MONEY MARKET FUND
CLASS A
 2002
 2001     $1.00     $0.06     $(0.06)    $1.00     5.74%     $2,030,360     0.58%     5.58%       0.73%       5.43%

 2000      1.00      0.05     (0.05)      1.00     5.25       1,717,661     0.55      5.14        0.71        4.98
 1999      1.00      0.05     (0.05)      1.00     4.82       1,360,644     0.56      4.68        0.66        4.58
 1998      1.00      0.05     (0.05)      1.00     5.26         696,893     0.51      5.14        0.61        5.08

Class B
 2002
 2001     $1.00     $0.05     $(0.05)    $1.00     4.96%     $      970     1.33%     4.83%       1.43%       4.73%
 2000      1.00      0.04     (0.04)      1.00     4.50             249     1.26      4.43        1.36        4.33
 1999      1.00      0.04     (0.04)      1.00     4.21              27     1.27      3.97        1.37        3.87
 1998(1)   1.00      0.02     (0.02)      1.00     1.91               5     1.22      4.39        1.27        4.31

Class H
 2002

OHIO MUNICIPAL MONEY MARKET FUND
CLASS A
 2002
 2001     $1.00     $0.03     $(0.03)    $1.00     3.55%     $   48,771     0.48%     3.47%       0.73%       3.22%
 2000      1.00      0.03     (0.03)      1.00     3.13          29,458     0.50      3.11        0.76        2.85
 1999(2)   1.00      0.02     (0.02)      1.00     1.50          11,019     0.50      2.62        0.70        2.42


+    Total return is for the period indicated and has not been annualized.

(1) Money Market Fund Class B commenced operations on January 5, 1998. All ratios for the period have been annualized.

(2) Ohio Municipal Money Market Fund Class A commenced operations on November 2, 1998. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated


                                                                                                Ratio        Ratio of
                                                                                   Ratio of     of Expenses  Net
                                                              Net                  Net          Investment   Income to
     Net Asset               Dividends   Net Asset            Assets   Ratio of    Investment   to Average   Average
     Value,       Net        from Net    Value,               End of   Expenses    Income       Net Assets   Net Assets
     Beginning    Investment Investment  End of   Total       Period   to Average  to Average   (Excluding   (Excluding
     of Period    Income     Income      Period   Return+     (000)    Net Assets  Net Assets   Waivers)     Waivers)



PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS A
2002
2001     $1.00     $0.03    $(0.03)     $1.00     3.49%     $   63,372     0.50%     3.46%       0.80%       3.16%
2000      1.00      0.03     (0.03)      1.00     3.15          57,941     0.48      3.11        0.79        2.80
1999      1.00      0.03     (0.03)      1.00     2.76          53,822     0.49      2.67        0.74        2.42
1998      1.00      0.03     (0.03)      1.00     3.29          33,375     0.46      3.23        0.71        2.98

TAX EXEMPT MONEY MARKET FUND
CLASS A
2002
2001     $1.00     $0.03     $(0.03)    $1.00     3.52%     $  252,955     0.43%     3.46%       0.68%       3.21%
2000      1.00      0.03     (0.03)      1.00     3.14         219,568     0.47      3.09        0.73        2.83
1999      1.00      0.03     (0.03)      1.00     2.85         190,469     0.44      2.78        0.64        2.58
1998      1.00      0.03     (0.03)      1.00     3.27         132,548     0.42      3.20        0.62        3.00

TREASURY MONEY MARKET FUND
CLASS A
2002
2001     $1.00     $0.05     $(0.05)    $1.00     5.17%     $   62,598     0.63%     5.04%       0.73%       4.94%
2000      1.00      0.04     (0.04)      1.00     4.59          79,713     0.57      4.50        0.68        4.39
1999      1.00      0.04     (0.04)      1.00     4.23          83,020     0.55      4.21        0.60        4.16
1998      1.00      0.05     (0.05)      1.00     4.82           7,222     0.51      4.71        0.56        4.66

TREASURY PLUS MONEY MARKET FUND
CLASS A
2002
2001     $1.00     $0.05     $(0.05)    $1.00     5.39%     $      135     0.67%     5.23%       0.72%       5.18%
2000      1.00      0.05     (0.05)      1.00     4.80           1,835     0.66      4.67        0.85        4.48
1999      1.00      0.04     (0.04)      1.00     4.51           9,161     0.67      4.77        0.91        4.53
1998(1)   1.00      0.05     (0.05)      1.00     4.61         240,208     0.67      4.90        0.92        4.65
1997(2)   1.00      0.05     (0.05)      1.00     4.82         176,006     0.67      4.72        0.92        4.47


+    Total return is for the period indicated and has not been annualized.

(1) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.

(2)  For the year ended June 30.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                RICHARD W. FURST
Chairman                                       Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                 and Dean, Gatton College of Business
Director:                                          and Economics, University of Kentucky
Cold Metal Products, Inc.                      Director:
Commercial Metals Company                      Foam Design, Inc.
Strategic Distribution, Inc.                   The Seed Corporation
                                               Office Suites Plus, Inc.
                                               ihigh, Inc.

HERBERT R. MARTENS, JR.                        GERALD L. GHERLEIN
President                                      Retired Executive Vice President and
Executive Vice President,                         General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN F. DURKOTT                                J. WILLIAM PULLEN
President and Chief Operating Officer,         President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.         Whayne Supply Company

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy



     The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
       Funds
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com


Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                                C SHARES (RETAIL)


                                 OCTOBER 1, 2002


                                MONEY MARKET FUND







  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
         SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
  FUNDS
DESIGN YOUR OWN DESTINY(TM)

WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). This prospectus gives you important information that you should know about the Class C Shares of the Armada Money Market Fund before investing. Armada also offers Class C Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. The Funds have individual investment goals and strategies. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Funds, please see:

                                                                          PAGE


ARMADA MONEY MARKET FUND.................................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES...................
MORE INFORMATION ABOUT FUND INVESTMENTS..................................
INVESTOR PROFILE.........................................................
INVESTMENT ADVISER AND INVESTMENT TEAM...................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES...........................
DISTRIBUTION OF FUND SHARES..............................................
DIVIDENDS AND TAXES......................................................
FINANCIAL HIGHLIGHTS.....................................................

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income consistent
                                                 with stability of principal
                                                 while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY                    Investing in a portfolio of
                                                 high quality short-term debt
                                                 securities designed to allow
                                                 the Fund to maintain a stable
                                                 net asset value of $1.00 per
                                                 share


PRINCIPAL RISKS                                  Interest rate risk, credit
                                                 risk, counterparty risk, loss
                                                 risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.


LOSS RISK. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.


An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows the performance of the Fund's Class C Shares during the last calendar year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class C Shares of the Fund would be less than those shown below.

CALENDAR YEAR TOTAL RETURNS

2001

2.95%

Best Quarter               1.15%                     (3/31/01)
Worst Quarter              0.33%                     (12/31/01)


The Fund's year-to-date total return for Class C Shares through June 30, 2002 was ____%.

This table shows the Fund's average annual total returns of Class C Shares for the periods ended December 31, 2001.



---------------------------------------- -------------- ---------------------- ----------------------
CLASS C SHARES                              1 YEAR         SINCE INCEPTION       DATE OF INCEPTION
---------------------------------------- -------------- ---------------------- ----------------------
Armada Money Market Fund                     1.95%             2.34%                11/15/00




For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)




                                                   MONEY MARKET FUND

                                                        CLASS C

Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering
price)                                                    None
---------------------------------------- ---------------------------------------
Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                       1.00%(1)
---------------------------------------- ---------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                           None
---------------------------------------- ---------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                           None
---------------------------------------- ---------------------------------------
Exchange Fee                                              None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                                 0.35%
---------------------------------------- ---------------------------------------
Distribution
(12b-1) Fees                                             0.75%
---------------------------------------- ----------- ------------- -------------
Other Expenses:
---------------------------------------- ---------------------------------------
   Shareholder Servicing Fees2                           0.25%
---------------------------------------- ---------------------------------------
   Other                                                     %
---------------------------------------- ---------------------------------------
Total Other Expenses                                         %
---------------------------------------- ---------------------------------------
Total Annual Fund
Operating Expenses                                           %(3)
---------------------------------------- ---------------------------------------



(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(2) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.


(3) During the last fiscal year, the Adviser waived a portion of its advisory fees for the Fund. With this waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were ____% and ____%, respectively. The Adviser expects to continue this fee waiver so that actual Investment Advisory Fees and Total Annual Fund Operating Expenses for the current fiscal year are expected to be ____% and _____%, respectively. This fee waiver remains in effect as of the date of this prospectus, but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Team" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                        1 YEAR              3 YEARS              5 YEARS              10 YEARS
                                        ------              -------              -------              --------
MONEY MARKET FUND

    Class C Shares(1)                     $                    $                    $                   $
    Class C Shares(2)



(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

REPURCHASE AGREEMENTS
Under a repurchase agreement the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

The Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.


Armada has obtained an order from the SEC that allows the non-money market funds offered by Armada through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


INVESTOR PROFILE

The Money Market Fund is generally appropriate for investors seeking current income and reduced risk through a widely diversified money market portfolio. Please consult your financial adviser for help in deciding whether the Fund is right for you.

INVESTMENT ADVISER AND INVESTMENT TEAM


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2002, the Adviser had approximately $__ billion in assets under management. The Adviser, including its predecessors, has been providing investment management services to institutional clients since 1995.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Fund. No one person is primarily responsible for making investment recommendations to the team.


The Adviser's Taxable Money Market Team is responsible for management of the Fund. The Adviser received a management fee equal to ____% of the Fund's average net assets for the fiscal year ended May 31, 2002.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

         CLASS C SHARES HAVE:

         -      No front-end sales charge
         - A contingent deferred sales charge (back-end sales charge if you redeem within 18 months from the date of initial purchase)
         -      12b-1 fees
         - $500 minimum initial investment - no subsequent minimum investment
         -      No conversion to any other share class

For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).


Class C Shares are for individual investors and retirement plans.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO PURCHASE FUND SHARES


You may purchase Class C Shares of the Armada Money Market Fund as part of your initial investment if participating in a Systematic Exchange Program (see page
13). Class C Shares of the Armada Money Market Fund are also available via an exchange from Class C Shares of another Fund of the Trust.




GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day).

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The Money Market Fund calculates the current business day's NAV once daily, at 4:00 p.m. Eastern time (or close of trading on the NYSE). Purchase orders must be submitted to the transfer agent before 3:30 p.m. Eastern time in order to receive the current business day's NAV.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.


To be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.


NAV is not calculated on holidays when the NYSE is closed for trading.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES


Class C Shares of the Money Market Fund are available only through an exchange from a non-money market fund offered by Armada or when participating in the Systematic Exchange Program. You do not pay a sales charge when you receive Class C Shares of the Money Market Fund in an exchange. The offering price of Class C Shares is simply the next calculated NAV. But if you sell your Class C Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or
(2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class C Shares of one Fund for Class C Shares of another Fund.


When an investor redeems Class C Shares, they are redeemed first from those Class C Shares that are not subject to the deferred sales load (i.e., Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class C Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class C Shares for the following reasons:

-      redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with a plan sponsor;

-      redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-      return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;


-      exchanges of Class C Shares for Class C Shares of other Funds of Armada;


- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;


- exchange of Class C Shares for Class I Shares of the Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and


- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares.

HOW TO SELL YOUR FUND SHARES

Holders of Class C Shares may sell shares by following the procedures established when they opened their account or accounts.


INTERNET
www.armadafunds.com
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or by calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by Armada.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined, less any applicable deferred sales charge. Good order means that your request includes complete information and legal requirements on your redemption request.

See "Contingent Deferred Sales Charges" on page _ for information concerning the application of contingent deferred sales charges.



Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)    the NYSE is closed for other than customary weekend and holiday closings;

(c)    the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market ====== value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. Deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

Class C Shares of the Armada Money Market Fund are available through participation in a Systematic Exchange Program (please see below). Class C Shares of the Armada Money Market Fund are also available via an exchange from Class C Shares of another Fund of Armada.

INTERNET
www.armadafunds.com
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into an existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form.

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing shares of the Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals.

If you would like to enter a program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


EXCHANGES AVAILABLE TO CLASS C SHARES


If you would like to enter a systematic exchange program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase.


You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES

The Money Market Fund has adopted a distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class C Shares of the Money Market Fund, as a percentage of average daily net assets, are 0.75%.

The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class C Shares of the Fund. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund accrues its income daily and distributes it monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Fund distributions will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions attributable to the net capital gain of the Fund, if any, will be taxable to you as long-term capital gain.


The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class C Shares of the Money Market Fund. This information is intended to help you understand the Fund's financial performance since Class C Shares commenced operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.


The financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report dated May 31, 2002 and is incorporated by reference into the Statement of Additional Information.


You can obtain the Fund's annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For a Portfolio Share Outstanding Throughout the period Ended May 31



                                                                                                                     Ratio of
                                                                                                        Ratio        Net Investment
                                                                                          Ratio of Net  of Expenses  Income to
        Net Asset              Dividends                                      Ratio of    Investment    to Average   Average
        Value,     Net         from Net    Net Asset            Net Assets    Expenses    Income        Net Assets   Net Assets
        Beginning  Investment  Investment  Value, End  Total    End of        to Average  to Average    (Excluding   (Excluding
        of Period  Income      Income      of Period   Return+  Period (000)  Net Assets  Net Assets     Waivers)     Waivers)



MONEY MARKET FUND
CLASS C

2002
2001(1)     $1.00       $0.02      $(0.02)      $1.00    2.43%        $   39       1.33%         4.62%     1.43%              4.52%


+   Total return is for the period indicated and has not been annualized.

(1) Money Market Fund Class C commenced operations on November 15, 2000. All ratios for the period have been annualized.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                          RICHARD W. FURST
Chairman                                 Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young         and Dean, Gatton College of Business
Director:                                  and Economics, University of Kentucky
Cold Metal Products, Inc.                Director:
Commercial Metals Company                Foam Design, Inc.
Strategic Distribution, Inc.             The Seed Corporation
                                         Office Suites Plus, Inc.
                                         ihigh, Inc.

HERBERT R. MARTENS, JR.                  GERALD L. GHERLEIN
President                                Retired Executive Vice President and
Executive Vice President,                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.


JOHN F. DURKOTT                          J. WILLIAM PULLEN
President and Chief Operating Officer,   President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.  Whayne Supply Company


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
       Funds

DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)


                                 OCTOBER 1, 2002


                               MONEY MARKET FUNDS
                          GOVERNMENT MONEY MARKET FUND
                                MONEY MARKET FUND
                        OHIO MUNICIPAL MONEY MARKET FUND
                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                          TAX EXEMPT MONEY MARKET FUND
                           TREASURY MONEY MARKET FUND
                         TREASURY PLUS MONEY MARKET FUND



















     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS



Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class I Shares of the Armada money market funds before investing. Armada also offers Class I Shares of equity, fixed income, asset allocation and tax free bond funds in a separate prospectus. To view the prospectus or obtain more information on Armada Funds, visit us on-line at www.armadafunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                           PAGE


ARMADA GOVERNMENT MONEY MARKET FUND...........................................
ARMADA MONEY MARKET FUND......................................................
ARMADA OHIO MUNICIPAL MONEY MARKET FUND.......................................
ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND..............................
ARMADA TAX EXEMPT MONEY MARKET FUND...........................................
ARMADA TREASURY MONEY MARKET FUND.............................................
ARMADA TREASURY PLUS MONEY MARKET FUND........................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES........................
MORE INFORMATION ABOUT FUND INVESTMENTS.......................................
INVESTOR PROFILES.............................................................
INVESTMENT ADVISER AND INVESTMENT TEAMS.......................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES................................
DISTRIBUTION OF FUND SHARES...................................................
DIVIDENDS AND TAXES...........................................................
FINANCIAL HIGHLIGHTS..........................................................

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this goal and it is possible that you may lose money by investing in a Fund.

ARMADA GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                             High current income consistent with
                                            stability of principal while
                                            maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY               Investing in a portfolio of high
                                            quality short-term debt securities
                                            issued by the U.S. government, its
                                            agencies and instrumentalities and
                                            repurchase agreements related to
                                            such securities designed to allow
                                            the Fund to maintain a stable net
                                            asset value of $1.00 per share


PRINCIPAL RISKS                             Interest rate risk, credit risk,
                                            counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Government Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. U.S. government securities include direct obligations of the U.S. Treasury, and obligations of certain agencies such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. U.S. government securities are considered to be among the safest investments and historically carry minimal credit risk. However, while obligations issued by some U.S. government agencies and instrumentalities are backed by the credit of the U.S. Treasury, others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


           1992     1993      1994      1995      1996      1997      1998      1999      2000      2001
           3.36%    2.75%     3.91%     5.63%     5.14%     5.25%     5.15%     4.82%     6.11%

Best Quarter......         %               (       )
Worst Quarter.....         %               (       )

The Fund's year-to-date total return for Class I Shares through June 30, 2002
was           %.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.



------------------------------- ------------- ------------- ------------- ------------------- ----------------------
CLASS I SHARES                     1 YEAR       5 YEARS       10 YEARS     SINCE INCEPTION      DATE OF INCEPTION
------------------------------- ------------- ------------- ------------- ------------------- ----------------------
Armada Government Money
Market Fund                           %            %              %              %                 3/3/87
------------------------------- ------------- ------------- ------------- ------------------- ----------------------




For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.



FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                             High current income consistent with
                                            stability of principal while
                                            maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY               Investing in a portfolio of high
                                            quality short-term debt securities
                                            designed to allow the Fund to
                                            maintain a stable net asset value of
                                            $1.00 per share

PRINCIPAL RISKS                             Interest rate risk, credit risk,
                                            counterparty risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign government obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.


For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS



           1992      1993      1994     1995      1996      1997      1998      1999     2000       2001
           3.33%     2.76%     3.98%    5.72%     5.19%     5.32%     5.25%     4.92%    6.22%

Best Quarter......         %               (       )
Worst Quarter.....         %               (       )

The Fund's year-to-date total return for Class I Shares through June 30, 2002 was ____%.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.




----------------------------- ------------- ------------- -------------- ------------------- ----------------------
CLASS I SHARES                   1 YEAR       5 YEARS       10 YEARS      SINCE INCEPTION      DATE OF INCEPTION
----------------------------- ------------- ------------- -------------- ------------------- ----------------------
Armada Money Market Fund            %             %             %               %                 9/3/86
----------------------------- ------------- ------------- -------------- ------------------- ----------------------




For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                             Current income exempt from regular
                                            federal income tax and Ohio personal
                                            income tax, consistent with
                                            stability of principal

PRINCIPAL INVESTMENT STRATEGY               Investing in a portfolio of high
                                            quality short-term Ohio municipal
                                            money market instruments designed to
                                            allow the Fund to maintain a stable
                                            net asset value of $1.00 per share
                                            and generate income exempt from
                                            federal and Ohio income taxes

PRINCIPAL RISKS                             Interest rate risk, credit risk,
                                            single state risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Ohio Municipal Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests primarily in high quality money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax (Ohio municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the value of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.


In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of Ohio municipal issuers to repay principal and to make interest payments on Ohio municipal money market instruments. Changes in the financial condition or credit rating of Ohio municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Ohio makes the Fund susceptible to economic, political and regulatory events that affect Ohio.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


  1999           2000        2001

  2.93%          3.83%



Best Quarter......         %               (       )
Worst Quarter.....         %               (       )

The Fund's year-to-date total return for Class I Shares through June 30, 2002
was    %.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.




------------------------------------------- -------------- -------------------- ----------------------
CLASS I SHARES                                 1 YEAR        SINCE INCEPTION      DATE OF INCEPTION
------------------------------------------- -------------- -------------------- ----------------------
Armada Ohio Municipal Money Market
Fund                                               %                %                 9/15/98
------------------------------------------- -------------- -------------------- ----------------------





For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                             Current income exempt from regular
                                            federal income tax and Pennsylvania
                                            personal income tax, consistent with
                                            stability of principal

PRINCIPAL INVESTMENT STRATEGY               Investing in a portfolio of high
                                            quality short-term Pennsylvania
                                            municipal money market instruments
                                            designed to allow the Fund to
                                            maintain a stable net asset value of
                                            $1.00 per share and generate income
                                            exempt from federal and Pennsylvania
                                            income taxes

PRINCIPAL RISKS                             Interest rate risk, credit risk,
                                            single state risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Pennsylvania Tax Exempt Money Market Fund's investment objective is to provide current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from regular federal income tax and Pennsylvania income tax (Pennsylvania municipal money market instruments). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of Pennsylvania municipal issuers to repay principal and to make interest payments on Pennsylvania municipal money market instruments. Changes in the financial condition or credit rating of Pennsylvania municipal issuers also may adversely affect the value of the Fund's securities.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in Pennsylvania makes the Fund susceptible to economic, political and regulatory events that affect Pennsylvania.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


     1995          1996          1997         1998          1999          2000           2001

    3.50%          3.14%        3.43%         3.14%        2.97%          3.81%

Best Quarter......         %                        (       )
Worst Quarter.....         %                        (       )


The Fund's year-to-date total return for Class I Shares through June 30, 2002
was     %.




This table shows the Fund's average annual total returns for the periods ended December 31, 2001.




------------------------------------------- -------------- ------------- ---------------------- ----------------------
CLASS I SHARES                                 1 YEAR        5 YEARS        SINCE INCEPTION       DATE OF INCEPTION
------------------------------------------- -------------- ------------- ---------------------- ----------------------
Armada Pennsylvania Tax Exempt Money
Market Fund                                      %             %                %                  8/8/94
------------------------------------------- -------------- ------------- ---------------------- ----------------------






For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                             High current interest income exempt
                                            from federal income tax consistent
                                            with stability of principal while
                                            maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY               Investing in a portfolio of high
                                            quality short-term municipal money
                                            market instruments designed to allow
                                            the Fund to maintain a stable net
                                            asset value of $1.00 per share and
                                            generate income exempt from federal
                                            income tax

PRINCIPAL RISKS                             Interest rate risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Tax Exempt Money Market Fund's investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests primarily in high quality money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes (municipal money market instruments). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by a major rating agency in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.


CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.


There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


           1992      1993     1994      1995      1996      1997      1998      1999     2000       2001
           2.52%     2.02%    2.51%     3.57%     3.21%     3.37%     3.23%     2.95%    3.84%

Best Quarter......         %               (       )
Worst Quarter.....         %               (       )


The Fund's year-to-date total return for Class I Shares through June 30, 2002
was    %.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.




------------------------------- ------------ ------------ ------------- --------------------- -----------------------
CLASS I SHARES                    1 YEAR       5 YEARS      10 YEARS      SINCE INCEPTION       DATE OF INCEPTION
------------------------------- ------------ ------------ ------------- --------------------- -----------------------
Armada Tax Exempt Money
Market Fund                         %           %            %               %                  7/20/88
------------------------------- ------------ ------------ ------------- --------------------- -----------------------






For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.


FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                             High current income consistent with
                                            stability of principal while
                                            maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY               Investing in a portfolio of high
                                            quality short-term obligations of
                                            the U.S. Treasury designed to allow
                                            the Fund to maintain a stable net
                                            asset value of $1.00 per share

PRINCIPAL RISK                              Interest rate risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.


As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.

CALENDAR YEAR TOTAL RETURNS


1995          1996        1997       1998        1999        2000        2001

5.38%         4.86%       4.92%      4.70%       4.34%       5.55%

Best Quarter......         %               (       )
Worst Quarter.....         %               (       )


The Fund's year-to-date total return for Class I Shares through June 30, 2002
was     %.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.




------------------------------ ------------- --------------- ------------------------ ------------------------

CLASS I SHARES                    1 YEAR        5 YEARS          SINCE INCEPTION         DATE OF INCEPTION
------------------------------ ------------- --------------- ------------------------ ------------------------
Armada Treasury Money
Market Fund                          %             %                  %                    6/16/94
------------------------------ ------------- --------------- ------------------------ ------------------------





For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

ARMADA TREASURY PLUS MONEY MARKET FUND

FUND SUMMARY


INVESTMENT GOAL                             Current income consistent with
                                            liquidity and stability of principal

PRINCIPAL INVESTMENT STRATEGY               Investing in a portfolio of high
                                            quality short-term obligations of
                                            the U.S. Treasury and repurchase
                                            agreements designed to allow the
                                            Fund to maintain a stable net asset
                                            value of $1.00 per share

PRINCIPAL RISKS                             Interest rate risk, counterparty
                                            risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Treasury Plus Money Market Fund's investment objective is to provide current income with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.


The Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities and other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days notice before it would adopt a policy that would permit the Fund to invest less than 80% of its net assets plus any borrowings for investment purposes in such securities.


In managing the Fund, the Adviser assesses current and projected market conditions. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive trade off between risk and return.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, the Fund is managed for yield and not total return.




Performance information before June 16, 2000 represents performance of the Parkstone Treasury Fund which was reorganized into the Armada Treasury Plus Money Market Fund on that date.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year.


CALENDAR YEAR TOTAL RETURNS


1994          1995        1996       1997        1998        1999        2000       2001

3.71%         5.42%       4.88%      5.05%       4.96%       4.44%       5.84%



Best Quarter......         %                        (       )
Worst Quarter.....         %                        (       )

The Fund's year-to-date total return for Class I Shares through June 30, 2002
was     %.

This table shows the Fund's average annual total returns for the periods ended December 31, 2001.



----------------------------------------- ----------- --------------- ------------------------- -------------------------
CLASS I SHARES                              1 YEAR       5 YEARS          SINCE INCEPTION          DATE OF INCEPTION
----------------------------------------- ----------- --------------- ------------------------- -------------------------
Armada Treasury Plus Money
Market Fund                                    %            %                   %                    12/1/93
----------------------------------------- ----------- --------------- ------------------------- -------------------------





For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in The Wall Street Journal each Thursday.

FUND FEES AND EXPENSES

See page __ for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                        GOVERNMENT MONEY MARKET FUND          MONEY MARKET FUND
Investment Advisory Fees                           0.35%                            0.35%
-------------------------------------- ------------------------------- --------------------------------
Distribution
(12b-1) Fees                                       0.10%                            0.10%
-------------------------------------- ------------------------------- --------------------------------
Other Expenses                                       %                               %
-------------------------------------- ------------------------------- --------------------------------
Total Annual Fund
Operating Expenses                                   %(1)                            %(1)
-------------------------------------- ------------------------------- --------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                            OHIO MUNICIPAL MONEY        PENNSYLVANIA TAX EXEMPT MONEY
                                                MARKET FUND                      MARKET FUND
Investment Advisory Fees                           0.35%                            0.40%
-------------------------------------- ------------------------------- --------------------------------
Distribution
(12b-1) Fees                                       0.10%                            0.10%
-------------------------------------- ------------------------------- --------------------------------
Other Expenses                                       %                               %
-------------------------------------- ------------------------------- --------------------------------
Total Annual Fund
Operating Expenses                                   %(1)                            %(1)
-------------------------------------- ------------------------------- --------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       TAX EXEMPT MONEY         TREASURY             TREASURY PLUS
                                         MARKET FUND       MONEY MARKET FUND          MONEY MARKET
                                                                                          FUND
Investment Advisory Fees                    0.35%                0.30%                   0.30%
------------------------------------- ------------------- --------------------- -------------------------
Distribution
(12b-1) Fees                                0.10%                0.10%                   0.10%
------------------------------------- ------------------- --------------------- -------------------------
Other Expenses                                %                   %                      %
------------------------------------- ------------------- --------------------- -------------------------
Total Annual Fund
Operating Expenses                            %(1)                %(1)                   %(1)
------------------------------------- ------------------- --------------------- -------------------------



(1) During the last fiscal year, Distribution (12b-1) Fees were limited to no more than 0.05% for each Fund. In addition, the Adviser waived a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses were as follows:

                                          ADVISORY        TOTAL
  FUND                                      FEES        EXPENSES
  Government Money Market Fund             _____%        _____%
  Money Market Fund                        _____%        _____%
  Ohio Municipal
  Money Market Fund                        _____%        _____%
  Pennsylvania Tax Exempt
  Money Market Fund                        _____%        _____%
  Tax Exempt Money Market Fund             _____%        _____%
  Treasury Money Market Fund               _____%        _____%
  Treasury Plus Money
  Market Fund                              _____%        _____%


     During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than _____% for each Fund. In addition, the Adviser expects to continue waiving a portion of its advisory fees for certain Funds. With these fee limitations and waivers, each Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be:





                                          ADVISORY        TOTAL
  FUND                                      FEES        EXPENSES
  Government Money Market Fund             _____%        _____%
  Money Market Fund                        _____%        _____%
  Ohio Municipal
  Money Market Fund                        _____%        _____%
  Pennsylvania Tax Exempt
  Money Market Fund                        _____%        _____%
  Tax Exempt Money Market Fund             _____%        _____%
  Treasury Money Market Fund               _____%        _____%
  Treasury Plus Money
  Market Fund                              _____%        _____%


   These fee limitations and waivers remain in place as of the date of this prospectus but may be revised or discontinued at any time.


For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."


EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:


                                   1 YEAR         3 YEARS          5 YEARS       10 YEARS
                                   ------         -------          -------       --------
GOVERNMENT MONEY MARKET FUND         $               $               $               $
MONEY MARKET FUND                    $               $               $               $
OHIO MUNICIPAL MONEY MARKET
   FUND                              $               $               $               $
PENNSYLVANIA TAX EXEMPT MONEY
   MARKET FUND                       $               $               $               $
TAX EXEMPT MONEY MARKET FUND         $               $               $               $
TREASURY MONEY MARKET FUND           $               $               $               $
TREASURY PLUS MONEY MARKET FUND      $               $               $               $

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific investments in which each Fund primarily invests.



                                                              Fixed
                                                              Income    Government   Repurchase    Municipal
                                                            Securities  Securities   Agreements    Securities
    ------------------------------------------------------- ----------  ----------   ----------    ----------
    ARMADA GOVERNMENT MONEY MARKET FUND                     X           X            X
    ------------------------------------------------------- ----------  ----------   ----------    ----------
    ARMADA MONEY MARKET FUND                                X                        X
    ------------------------------------------------------- ----------  ----------   ----------    ----------
    ARMADA OHIO MUNICIPAL MONEY MARKET FUND                 X                                      X
    ------------------------------------------------------- ----------  ----------   ----------    ----------
    ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND        X                                      X
    ------------------------------------------------------- ----------  ----------   ----------    ----------
    ARMADA TAX EXEMPT MONEY MARKET FUND                     X                                      X
    ------------------------------------------------------- ----------  ----------   ----------    ----------
    ARMADA TREASURY MONEY MARKET FUND                       X           X
    ------------------------------------------------------- ----------  ----------   ----------    ----------
    ARMADA TREASURY PLUS MONEY MARKET FUND                  X           X            X


FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES
There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

To the extent not inconsistent with a Fund's other investment policies, a Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may temporarily deviate from such policy in limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

Each Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes.


Armada has obtained an order from the SEC that allows the non-money market funds offered by Armada through separate prospectuses to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by this prospectus. A non-money market fund will generally hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. TAX EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS AND THE BENEFITS OF THE TAX EXEMPTION CANNOT BE REALIZED IN A TAX-DEFERRED ACCOUNT. Please consult your financial adviser for help in deciding which Fund is right for you.


------------------------------------------------------------ ---------------------------------------------------------
FUND                                                         MAY BE APPROPRIATE FOR . . .
------------------------------------------------------------ ---------------------------------------------------------
Government Money Market Fund                                 Investors seeking current income and the added stability
                                                             and quality of a fund that invests in government related
                                                             securities
------------------------------------------------------------ ---------------------------------------------------------
Money Market Fund                                            Investors seeking current income and reduced risk through
                                                             a widely diversified money market portfolio
------------------------------------------------------------ ---------------------------------------------------------
Ohio Municipal Money Market Fund                             Taxable investors seeking current income exempt from
                                                             federal and Ohio income taxes
------------------------------------------------------------ ---------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund                    Taxable investors seeking current income exempt from
                                                             federal and Pennsylvania income taxes
------------------------------------------------------------ ---------------------------------------------------------
Tax Exempt Money Market Fund                                 Taxable investors seeking current income exempt from
                                                             federal income taxes
------------------------------------------------------------ ---------------------------------------------------------
Treasury Money Market Fund                                   Investors seeking current income and the added
                                                             stability and quality of a fund that invests in U.S.
                                                             Treasury securities
------------------------------------------------------------ ---------------------------------------------------------
Treasury Plus Money Market Fund                              Investors seeking current income and the added
                                                             stability and quality of a fund that invests in U.S.
                                                             Treasury securities
------------------------------------------------------------ ---------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2002, the Adviser had approximately $___ billion in assets under management. The Adviser, including its predecessors, has been providing investment management services to institutional clients since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.


The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.


------------------------------------------ ------------------------------------- -----------------------------------
                                                                                      ADVISORY FEES PAID AS A
                                                                                       PERCENTAGE OF AVERAGE
                                                                                   NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                  MANAGEMENT TEAM                             ENDED MAY 31, 2002
------------------------------------------ ------------------------------------- -----------------------------------
Government Money Market Fund               Taxable Money Market Team                           %
------------------------------------------ ------------------------------------- -----------------------------------
Money Market Fund                          Taxable Money Market Team                           %
------------------------------------------ ------------------------------------- -----------------------------------
Ohio Municipal Money Market Fund           Tax Exempt Money Market Team                        %
------------------------------------------ ------------------------------------- -----------------------------------
Pennsylvania Tax Exempt Money Market Fund  Tax Exempt Money Market Team                        %
------------------------------------------ ------------------------------------- -----------------------------------
Tax Exempt Money Market Fund               Tax Exempt Money Market Team                        %
------------------------------------------ ------------------------------------- -----------------------------------
Treasury Money Market Fund                 Taxable Money Market Team                           %
------------------------------------------ ------------------------------------- -----------------------------------
Treasury Plus Money Market Fund            Taxable Money Market Team                           %
------------------------------------------ ------------------------------------- -----------------------------------



PURCHASING, SELLING AND EXCHANGING FUND SHARES

Class I Shares have no sales charge, no minimum initial investment and are only available to financial institutions.

Class I Shares are for financial institutions investing for their own or their customers' accounts.


From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

HOW TO PURCHASE FUND SHARES


                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to Armada
                                with a check payable, in U.S. dollars, to     Funds (Fund Name).  Please
                                "Armada Funds (Fund Name)."                   include your account number on
                                   Armada Funds                               your check and mail it to the
                                   P.O. Box 8421                              address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Armada Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Armada cannot accept third-party checks, credit cards, credit card checks or cash.

WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                   State Street Bank and Trust Company        account number.
                                   ABA #011000028
                                   Account 99052755 Credit Armada Funds       Armada and its transfer agent
                                   (Account Registration)                     are not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                   Note:  Your bank may charge you a fee      incomplete wiring instructions.
                                   for this service.

                                Armada and its transfer agent are not
                                responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.


                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Armada.  Address correspondence or
                                questions regarding a Fund to your
                                institution.




GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:




                                                                                     Deadline for submitting
                                                                                     purchase orders to the
                                                                                     transfer agent to receive
                                                 Time of NAV Calculation             the current day's NAV
------------------------------------------------ ----------------------------------- -----------------------------------
Money Market Fund                                Once daily                          3:30 p.m. Eastern Time
Government Money Market Fund                     4:00 p.m. Eastern Time
                                                 (or close of trading on the NYSE)
------------------------------------------------ ----------------------------------- -----------------------------------
Ohio Municipal Money Market Fund                 Twice daily                         12:30 p.m. Eastern Time
Pennsylvania Tax Exempt                          1:00 p.m. Eastern Time and
   Money Market Fund                             4:00 p.m. Eastern Time
Tax Exempt Money Market Fund                     (or close of trading on the
Treasury Money Market Fund                       NYSE)
Treasury Plus Money Market Fund





On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order by the above listed deadlines and immediately available funds before 3:30 p.m. Eastern time that day.


NAV is not calculated on holidays when the NYSE is closed for trading.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.


HOW TO SELL YOUR FUND SHARES


TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. All redemptions must follow the procedures established when the account or accounts were established.



FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


The sale price of each share will be the next NAV determined after the Fund receives your request.


If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.

RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption request. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. Deadline for submitting same day exchange order to the transfer agent is 4:00 p.m. Eastern Time.


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500).

MAIL
Complete an application and mail it along with a check payable, in U.S. dollars, to "Armada Funds (Fund Name)."

         Armada Funds
         P.O. Box 8421
         Boston, MA  02266-8421
For overnight delivery mail to:
         Boston Financial Data Services
         Attn:  Armada Funds
         66 Brooks Drive
         Braintree, MA  02184

FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.



Distribution fees for Class I Shares, after fee limitations, as a percentage of average daily net assets, are % with respect to each Fund. Absent fee waivers, each Fund is permitted to pay up to 0.10% for distribution fees on Class I Shares.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

Each Fund accrues its income daily and distributes it monthly.


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions attributable to the net capital gain of a Fund, if any, will be taxable to you as long-term capital gain.


The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


The Armada Ohio Municipal Money Market Fund, Armada Pennsylvania Tax Exempt Money Market Fund and Armada Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments or from capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. The Armada Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Armada Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.


Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


On June 16, 2000, the Parkstone Treasury Fund was reorganized into the similarly managed Armada Treasury Plus Money Market Fund. In connection with this reorganization, the Armada Treasury Plus Money Market Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada Treasury Plus Money Market Fund for the periods presented through May 31, 1999 were audited by the former independent auditors to the Parkstone Treasury Fund.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                                                                                      Ratio of
                                                                                                                      Net
                                                                                                          Ratio       Investment
                                                                                             Ratio of Net of Expenses Income to
            Net Asset             Dividends                                      Ratio of    Investment   to Average  Average
            Value,     Net        from Net   Net Asset             Net Assets    Expenses    Income       Net Assets  Net Assets
            Beginning  Investment Investment Value, End  Total     End of        to Average  to Average   (Excluding  (Excluding
            of Period  Income     Income     of Period   Return+   Period (000)  Net Assets  Net Assets   Waivers)    Waivers)


GOVERNMENT MONEY MARKET FUND
Class I
2002         $____     $____       $____     $____      ____%     $_________      ____%       ____%       ____%       ____%
2001          1.00      0.06      (0.06)      1.00       5.88      1,557,596      0.37        5.62        0.52        5.47
2000          1.00      0.05      (0.05)      1.00       5.30        947,831      0.39        5.14        0.55        4.98
1999          1.00      0.05      (0.05)      1.00       4.86      1,094,979      0.42        4.76        0.52        4.66
1998          1.00      0.05      (0.05)      1.00       5.30      1,137,078      0.40        5.17        0.50        5.07

MONEY MARKET FUND
Class I
2002         $____     $____       $____     $____      ____%     $_________      ____%       ____%       ____%       ____%
2001          1.00      0.06      (0.06)      1.00       5.96      3,342,689      0.38        5.78        0.53        5.63
2000          1.00      0.05      (0.05)      1.00       5.41      2,342,230      0.40        5.29        0.56        5.13
1999          1.00      0.05      (0.05)      1.00       4.96      2,133,839      0.42        4.82        0.52        4.72
1998          1.00      0.05      (0.05)      1.00       5.39      1,911,689      0.38        5.27        0.48        5.17

OHIO MUNICIPAL MONEY MARKET FUND
Class I
2002         $____     $____       $____     $____      ____%      $________      ____%       ____%       ____%       ____%
2001          1.00      0.04      (0.04)      1.00       3.71         176,937     0.33        3.62        0.58        3.37
2000          1.00      0.03      (0.03)      1.00       3.28         129,475     0.35        3.26        0.61        3.00
1999(1)       1.00      0.02      (0.02)      1.00       2.01          99,342     0.35        2.77        0.55        2.57



  +  Total return is for the period indicated and has not been annualized.

(1) Ohio Municipal Money Market Fund Class I commenced operations on September 15, 1998. All ratios for the period have been annualized.

For a Portfolio Share Outstanding Throughout the Years Ended May 31, Unless Otherwise Indicated



                                                                                                                    Ratio of
                                                                                                                    Net
                                                                                                        Ratio       Investment
                                                                                           Ratio of Net of Expenses Income to
          Net Asset             Dividends                                      Ratio of    Investment   to Average  Average
          Value,     Net        from Net   Net Asset             Net Assets    Expenses    Income       Net Assets  Net Assets
          Beginning  Investment Investment Value, End  Total     End of        to Average  to Average   (Excluding  (Excluding
          of Period  Income     Income     of Period   Return+   Period (000)  Net Assets  Net Assets   Waivers)    Waivers)
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
Class I
2002             $____     $____      $____     $____      ____%     $____      ____%      ____%     ____%      ____%
2001              1.00      0.04     (0.04)      1.00       3.65    99,711       0.35       3.61      0.65       3.31
2000              1.00      0.03     (0.03)      1.00       3.31    94,299       0.33       3.26      0.64       2.95
1999              1.00      0.03     (0.03)      1.00       2.92    77,214       0.34       2.82      0.59       2.57
1998              1.00      0.03     (0.03)      1.00       3.41    73,264       0.34       3.35      0.58       3.11

TAX EXEMPT MONEY MARKET FUND
Class I
2002             $____     $____      $____     $____      ____%     $____      ____%      ____%     ____%      ____%
2001              1.00      0.04     (0.04)      1.00       3.67   565,973       0.28       3.61      0.53       3.36
2000              1.00      0.03     (0.03)      1.00       3.30   327,185       0.32       3.24      0.58       2.98
1999              1.00      0.03     (0.03)      1.00       3.00   434,178       0.30       2.92      0.50       2.72
1998              1.00      0.03     (0.03)      1.00       3.40   418,953       0.30       3.32      0.50       3.12

TREASURY MONEY MARKET FUND
Class I
2002             $____     $____      $____     $____      ____%     $____      ____%      ____%     ____%      ____%
2001              1.00      0.05     (0.05)      1.00       5.39   365,605       0.43       5.24      0.53       5.14
2000              1.00      0.05     (0.05)      1.00       4.75   409,169       0.42       4.65      0.53       4.54
1999              1.00      0.04     (0.04)      1.00       4.39   346,092       0.41       4.35      0.46       4.30
1998              1.00      0.05     (0.05)      1.00       4.95   359,605       0.39       4.84      0.44       4.79

TREASURY PLUS MONEY MARKET FUND
Class I
2002             $____     $____      $____     $____      ____%     $____      ____%      ____%     ____%      ____%
2001              1.00      0.05     (0.05)      1.00       5.62   231,317       0.47       5.43      0.52       5.38
2000              1.00      0.05     (0.05)      1.00       4.90   227,447       0.56       4.77      0.60       4.73
1999              1.00      0.05     (0.05)      1.00       4.61   269,534       0.58       4.52      0.68       4.42
1998(2)           1.00      0.05     (0.05)      1.00       4.70   321,584       0.57       5.00      0.67       4.90
1997(3)           1.00      0.05     (0.05)      1.00       4.93   324,377       0.57       4.83      0.67       4.73


 +   Total return is for the period indicated and has not been annualized.

(1) Activity for the period presented includes that of the predecessor fund through September 6, 1996.

(2) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.

(3)  For the year ended June 30.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
Chairman                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                          and Dean, Gatton College of Business
Director:                                                   and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
President                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN F. DURKOTT                                         J. WILLIAM PULLEN
President and Chief Operating Officer,                  President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy



 The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                           A, B AND H SHARES (RETAIL)


                                 OCTOBER 1, 2002


                           STRATEGIC INCOME BOND FUND


















  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class A, Class B and Class H Shares of the Strategic Income Bond Fund before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

                                                                           PAGE

STRATEGIC INCOME BOND FUND...................................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES.......................
MORE INFORMATION ABOUT FUND INVESTMENTS......................................
INVESTMENT ADVISER AND INVESTMENT TEAM.......................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............................
DIVIDENDS AND TAXES..........................................................
FINANCIAL HIGHLIGHTS.........................................................

ARMADA STRATEGIC INCOME BOND FUND

FUND SUMMARY


INVESTMENT GOAL                         High current income with some capital appreciation

PRINCIPAL INVESTMENT STRATEGY           Allocating assets among different fixed income security
                                        sectors, including U.S. and foreign issues, with a
                                        significant portion rated below investment grade. The
                                        Fund will normally maintain a dollar-weighted average
                                        maturity of between four and twelve years.

PRINCIPAL RISKS                         Market risk, allocation risk, credit risk, foreign risk,
                                        interest rate risk, prepayment/extension risk, leveraging
                                        risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

The performance of Class A, Class B and Class H Shares will differ due to differences in expenses.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                          STRATEGIC INCOME BOND FUND(1)

                                           CLASS A    CLASS B     CLASS H

Maximum Total Sales Charge (Load)           4.75%      5.00%       2.00%
    Maximum Sales Charge (Load)
    Imposed on Purchases (as
    percentage of offering price)           4.75%(2)   None        1.00%
--------------------------------------- ----------- ---------- -----------
    Maximum Deferred Sales Charge
    (Load) (as percentage of net
    asset value)                            None       5.00%(3)    1.00%(4)
--------------------------------------- ----------- ---------- -----------
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and other
distributions (as a percentage of
offering price)                             None       None        None
--------------------------------------- ----------- ---------- -----------
Redemption Fee (as a percentage of
amount redeemed, if applicable)             None       None        None
--------------------------------------- ----------- ---------- -----------
Exchange Fee                                None       None        None




ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



Investment Advisory Fees                     0.75%      0.75%       0.75%
--------------------------------------- ----------- ---------- -----------
Distribution (12b-1) Fees                    0.10%      0.75%       0.75%
--------------------------------------- ----------- ---------- -----------
Other Expenses:
--------------------------------------- ----------- ---------- -----------
   Shareholder Servicing Fees(6)             0.25%      0.25%       0.25%
--------------------------------------- ----------- ---------- -----------
   Other(7)                                  ____%      ____%      ____%
--------------------------------------- ----------- ---------- -----------
Total Other Expenses                         ____%      ____%      ____%
--------------------------------------- ----------- ---------- -----------
Total Annual Fund

Operating Expenses                           ____%(5)   ____%      ____%
--------------------------------------- ----------- ---------- -----------

(1) The Fund had not yet commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
(2) This sales charge varies depending upon how much you invest. See "Sales Charges."
(3) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."
(4) A contingent deferred sales charge is charged only with respect to Class H Shares redeemed prior to eighteen months from the date of purchase.
(5) During the current fiscal year, Distribution (12b-1) Fees for Class A Shares are expected to be limited to no more than ___%. With this fee limitation, actual Total Annual Fund Operating Expenses for Class A Shares are expected to be ___%.
(6) Certain financial institutions may provide administrative services to their customers who own Class A, Class B or Class H Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.




(7) Other expenses are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                1 YEAR          3 YEARS
                                                ------          -------
STRATEGIC INCOME BOND FUND


    Class A Shares                               $___            $___
    Class B Shares(1)                             ___             ___
    Class B Shares(2)                             ___             ___
    Class H Shares(1)                             ___             ___
    Class H Shares(2)                             ___             ___


(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.


HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:
- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

- The Fund may incur substantial costs in connection with conversions between various currencies.

- The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

- There may not be a liquid secondary market for a futures contract or option.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

- Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

     DERIVATIVES
     The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

     FUTURES
     Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

     OPTIONS
     The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

     Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

     Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.


In fulfilling the 80% requirement referred to in the preceding sentence, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information. The Trust cannot guarantee that the Fund will achieve its investment goal.

The Trust has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2002, the Adviser had approximately $__ billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B and Class H Shares of the Fund.

Class A, Class B and Class H Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

     CLASS A SHARES

     -    Front-end sales charge
     -    Low 12b-1 fees
     -    $500 minimum initial investment - no subsequent minimum investment

     -    $50 minimum monthly investment through Planned Investment Program


     CLASS B SHARES

     -    No front-end sales charge

     - Contingent deferred sales charge (back-end sales charge if you redeem within 5 years - declining after the second year)
     -    Higher 12b-1 fees than Class A Shares
     -    $500 minimum initial investment - no subsequent minimum investment
     -    $250,000 maximum investment
     -    Converts to Class A Shares after the eighth year
     -    $50 minimum monthly investment through Planned Investment Program



     CLASS H SHARES


     -    A 1.00% front-end sales charge
     - Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)
     -    Higher 12b-1 fees than Class A Shares
     -    $500 minimum initial investment - no subsequent minimum investment
     -    $1 million maximum investment
     -    Does not convert to any other share class

     -    $50 minimum monthly investment through Planned Investment Program

Class A and Class B Shares are for individuals, corporate investors and retirement plans. Class H Shares are for individual investors and retirement plans. For investors purchasing shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" below.



HOW TO PURCHASE FUND SHARES



                                  NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT

INTERNET WWW.ARMADAFUNDS.COM      Visit our site and click on "Open an Account   You may place your purchase order on our
                                  Online." Or log on to our on line Forms        Web Site using your established banking
                                  Center to print or complete an application on  instructions for payment. To authorize this
                                  line. Mail the application to the address      service, please complete an Account Change
                                  below. Unless you arrange to pay by wire or    Form or call 1-800-622-FUND (3863).
                                  ACH, write your check, payable in U.S.
                                  dollars, to "Armada Funds (Fund name)."
                                  Armada cannot accept third-party checks,
                                  credit cards, credit card checks or cash.

TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an   Call our Investor Services Line to purchase
                                  application.                                   additional shares. To authorize this
                                                                                 service, please complete an Account Change
                                                                                 Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along      Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to      (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                    number on your check and mail it to the
                                           Armada Funds                          address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, credit cards, credit card checks or cash.

AUTOMATED CLEARING HOUSE ("ACH")  Complete "Bank, Wire & Electronic Funds         A Planned Investment Program can be set up
                                  Transfer Instructions" section of the          to automatically purchase shares on
                                  application to have funds directly             designated dates during the month.  Please
                                  transferred from a bank account.  A primary    see "Planned Investment Program" below.
                                  and secondary account may be established.
                                  Please note all electronic transfers will be
                                  on the primary account unless notified
                                  otherwise. Any changes in these instructions
                                  must be made in writing to Armada Funds with
                                  a signature guarantee.



PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if   With current account information on your
                                  you have a checking or savings account with a  account, participation in the program can
                                  bank, you may purchase Class A, Class B or     be arranged via the Internet or by calling
                                  Class H Shares automatically through regular   1-800-622-FUND (3863).
                                  deductions from your account in amounts of at
                                  least $50 per month per account.               For existing accounts, without account
                                                                                 information, participation can be arranged
                                  You may arrange for participation in this      by completing an Account Change Form with
                                  program when a new account is established.     banking information.  This form must
                                                                                 include a signature guarantee by a bank or
                                                                                 other financial institution.

WIRE                              To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                                  1-800-622-FUND (3863) to set up your account   the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to        number and to ensure prompt and accurate
                                  receive a wire control number to be included   handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to      transmit immediately available funds by
                                  transmit immediately available funds by wire   wire as described at the left.  Please
                                  in the amount of your purchase to:             include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds           responsible for the consequences of delays
                                  (Account Registration)                         resulting from the banking or Federal
                                  (Account Number)                               Reserve Wire system, or from incomplete
                                  (Wire Control Number)                          wiring instructions

                                  Note: Your bank may charge you a fee for this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please      Contact your financial consultant. Please
                                  note, your financial consultant or             note, your financial consultant or
                                  institution may charge a fee for its services. institution may charge a fee for its services.




BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Fund prices its shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus, in the case of Class A Shares and Class H Shares, the applicable front-end shares charge. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.



Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

SALES CHARGES


FRONT--END SALES CHARGES - CLASS A SHARES


The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.


The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:



------------------------------- ---------------------- ---------------------- ------------------------
                                                                                     Dealers'
                                   Sales Charge as         As a % of Net            Reallowance
If your                            a % of Offering          Asset Value         as a % of Offering
Investment is:                     Price Per Share           Per Share            Price Per Share
------------------------------- ---------------------- ---------------------- ------------------------
Less than $50,000                       4.75                   5.00                    4.50
------------------------------- ---------------------- ---------------------- ------------------------
$50,000 but less
   than $100,000                        4.00                   4.20                    3.75
------------------------------- ---------------------- ---------------------- ------------------------
$100,000 but less
   than $250,000                        3.75                   3.90                    3.50
------------------------------- ---------------------- ---------------------- ------------------------
$250,000 but less
   than $500,000                        2.50                   2.80                    2.25
------------------------------- ---------------------- ---------------------- ------------------------
$500,000 but less
   than $1,000,000                      2.20                   2.00                    1.75
------------------------------- ---------------------- ---------------------- ------------------------
$1,000,000 or more                      0.00                   0.00                    0.00
------------------------------- ---------------------- ---------------------- ------------------------



There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more. However, if you redeem the shares within one year after the purchase date, a sales charge of 1.00% of the amount redeemed will be assessed against your account.


WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:


     - by Trustees and Officers of Armada and their immediate families (spouse, parents, siblings, children and grandchildren);


     - by directors and retired directors of National City Corporation (NCC) or any of its affiliates and their immediate families, employees and retired employees of NCC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of NCC or any of its affiliates and their immediate families;

     - by officers, directors, employees and retirees of Boston Financial Data Services, Inc. and members of their immediate families;

     - by direct transfer or rollover from a qualified plan for which affiliates of NCC serve as trustee or agent (or certain institutions having relationships with affiliates of NCC);

     - by investors purchasing through payroll deduction, investors in Armada Plus account through NCC's Retirement Plan Services or investors investing through "one stop" networks;

     - by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients;

     - through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption; and


     - by direct rollover from an Armada Plus Retirement Plan or Armada SIMPLE IRA.


FRONT-END SALES CHARGES - CLASS H SHARES


The offering price of Class H Shares is the NAV next calculated after the Fund receives your request, plus the 1.00% front-end sales load.


REPURCHASE OF CLASS A AND CLASS H SHARES


You may repurchase any amount of Class A or Class H Shares of the Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A or Class H Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, Armada must receive your purchase order within 180 days of your redemption. In addition, you must notify Armada when you send in your purchase order that you are repurchasing shares and would like to exercise this option.


REDUCED SALES CHARGES - CLASS A SHARES


RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. Armada will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

       (i)    your account;
       (ii)   your spouse's account;
       (iii)  a joint account with your spouse; or
       (iv)   your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. Armada will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide Armada with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Armada may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. Armada will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send Armada a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes Armada to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, Armada's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, Armada will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent. You must notify Armada of the purchases that qualify for this discount.


CONTINGENT DEFERRED SALES CHARGES -
         CLASS B SHARES AND CLASS H SHARES


You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. But if you sell your Class B Shares within five years after your purchase or your Class H Shares within 18 months after your purchase, you will pay a contingent deferred sales charge as described in the table that follows for Class B Shares or 1.00% for Class H Shares on either (1) the NAV of the shares at the time of purchase, or
(2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of the Fund for Class B Shares of another Armada Fund or to exchanges of Class H Shares of the Fund for Class H Shares of another Armada Fund. After eight years, your Class B Shares are converted to Class A Shares. There is no conversion feature for Class H Shares.


----------------------- --------------------------------------------------------
                                             Class B Shares
                           Contingent Deferred Sales Charge as a Percentage of
Years Since Purchase                 Dollar Amount Subject to Charge
----------------------- --------------------------------------------------------

  First                                             5.0%
  Second                                            5.0%
  Third                                             4.0%
  Fourth                                            3.0%
  Fifth                                             2.0%
  Sixth                                             None
  Seventh                                           None
  Eighth                                            None



When an investor redeems Class B or Class H Shares, they are redeemed first from those Class B or Class H Shares that are not subject to the deferred sales load (i.e., Class B or Class H Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class B or Class H Shares that have been held the longest.


The contingent deferred sales charge will be waived if you sell your Class B or Class H Shares for the following reasons:

-    redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

-    redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-    return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;


- exchanges of Class B Shares for Class B Shares or Class H Shares for Class H Shares of other Funds of Armada;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class B Shares or Class H Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.


 GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class H Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately. When you buy Class B Shares or Class H Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.


From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


HOW TO SELL YOUR FUND SHARES


Holders of Class A, Class B and Class H Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET
www.armadafunds.com
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from the Fund. There will be no deferred sales charge on systematic withdrawals made on Class B and Class H Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.

RECEIVING YOUR MONEY
If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less, in the case of Class B and Class H Shares, any applicable deferred sales charge.

See "Contingent Deferred Sales Charges - Class B Shares and Class H Shares" on page ___ for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada Funds does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND


We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.


INTERNET
www.armadafunds.com
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing shares of an Armada Money Market Fund for any other Armada Fund of the same class automatically, at periodic intervals. The minimum exchange is $50.

MAIL
Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421
For overnight delivery mail to:
         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184
The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of the Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.


CLASS A SHARES


You may exchange Class A Shares of the Fund for Class A Shares of any other Armada Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into an Armada Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange shares into an Armada Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.


CLASS B SHARES


You may exchange Class B Shares of the Fund for Class B Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase.


CLASS H SHARES


You may exchange Class H Shares of the Fund for Class H Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS A, B AND H SHARES


Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

If you would like to enter a systematic exchange program concerning Class B or Class H Shares you must exchange them within either six or twelve months from the date of purchase.


You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES

The Fund has adopted separate distribution plans with respect to Class A Shares, Class B Shares and Class H Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.


Distribution fees, after fee limitations, as a percentage of average daily net assets, are 0.04%, 0.75% and 0.75% with respect to Class A Shares, Class B Shares and Class H Shares, respectively. Absent fee waivers, the Fund is permitted to pay up to 0.10% for distribution fees on Class A Shares.


The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A, Class B or Class H Shares of the Fund. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A, Class B or Class H Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.


The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gain distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.


You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996



BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
Chairman                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                          and Dean, Gatton College of Business
Director:                                                   and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
President                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN F. DURKOTT                                         J. WILLIAM PULLEN

President and Chief Operating Officer,                  President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


    The Armada Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
    Funds
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                                C SHARES (RETAIL)


                                 OCTOBER 1, 2002


                           STRATEGIC INCOME BOND FUND

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS

DESIGN YOUR OWN DESTINY(TM)
WWW.ARMADAFUNDS.COM

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class C Shares of the Strategic Income Bond Fund before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                           PAGE

STRATEGIC INCOME BOND FUND...............................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES...................
MORE INFORMATION ABOUT FUND INVESTMENTS..................................
INVESTMENT ADVISER AND INVESTMENT TEAM...................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES...........................
DIVIDENDS AND TAXES......................................................
FINANCIAL HIGHLIGHTS.....................................................

ARMADA STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income with some
                                                 capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Allocating assets among
                                                 different fixed income security
                                                 sectors, including U.S. and
                                                 foreign issues, with a
                                                 significant portion rated below
                                                 investment grade. The Fund will
                                                 normally maintain a
                                                 dollar-weighted average
                                                 maturity of between four and
                                                 twelve years.

PRINCIPAL RISKS                                  Market risk, allocation risk,
                                                 credit risk, foreign risk,
                                                 interest rate risk,
                                                 prepayment/extension risk,
                                                 leveraging risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)


                                              STRATEGIC INCOME BOND FUND(1)

                                                        CLASS C

Maximum Sales Charge (Load)
Imposed on Purchases (as
percentage of offering price)                             None
----------------------------------------- -------------------------------------
Maximum Deferred Sales Charge
(Load) (as percentage of net asset
value)                                                   1.00%(2)
----------------------------------------- -------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and other distributions
(as a percentage of offering
price)                                                    None
----------------------------------------- -------------------------------------
Redemption Fee (as a percentage
of amount redeemed, if
applicable)                                               None
----------------------------------------- -------------------------------------
Exchange Fee                                              None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                 0.75%
----------------------------------------- -------------------------------------
Distribution (12b-1) Fees                                0.75%
----------------------------------------- -------------------------------------
Other Expenses:
----------------------------------------- -------------------------------------
   Shareholder Servicing Fees(3)                         0.25%
----------------------------------------- -------------------------------------
   Other(4)                                              ____%
----------------------------------------- -------------------------------------
Total Other Expenses                                     ____%
----------------------------------------- -------------------------------------
Total Annual Fund
Operating Expenses                                       ____%
----------------------------------------- -------------------------------------




(1) The Fund had not yet commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
(2) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.
(3) Certain financial institutions may provide administrative services to their customers who own Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(4) Other expenses are based on estimated amounts for the current fiscal year.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                1 YEAR           3 YEARS
                                                ------           -------
STRATEGIC INCOME BOND FUND

    Class C Shares(1)                           $___             $___
    Class C Shares(2)                            ___              ___



(1) If you sell your shares at the end of the period.
(2) If you do not sell your shares at the end of the period.


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:


- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

- The Fund may incur substantial costs in connection with conversions between various currencies.

- The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

- There may not be a liquid secondary market for a futures contract or option.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

- Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.


In fulfilling the 80% requirement referred to in the preceding sentence, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information. The Trust cannot guarantee that the Fund will achieve its investment goal.

The Trust has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


INVESTMENT ADVISER AND INVESTMENT TEAMS


National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30, 2002, the Adviser had approximately $__ billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class C Shares of the Fund.

         CLASS C SHARES:


         -        No front-end sales charge
         - Contingent deferred sales charge (back-end sales charge if you redeem within 18 months of initial purchase)
         -        12b-1 fees
         - $500 minimum initial investment - no subsequent minimum investment
         -        Does not convert to any other share class
         -        $50 minimum monthly investment through Planned Investment
                  Program
         -        Intended for individual investors and retirement plans


HOW TO PURCHASE FUND SHARES


                                  NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT

INTERNET                          Visit our site and click on "Open an Account        You may place your purchase order on our
WWW.ARMADAFUNDS.COM               Online." Or log on to our on line Forms Center      Web Site using your established banking
                                  to print or complete an application online. Mail    instructions for payment. To authorize this
                                  the application to the address below. Unless        service, please complete an Account Change
                                  you arrange to pay by wire or ACH, write your       Form or call 1-800-622-FUND (3863).
                                  check, payable in U.S. dollars, to "Armada
                                  Funds (Fund name)." Armada cannot accept
                                  third-party checks, credit cards, credit card
                                  checks or cash

TELEPHONE
1-800-622-FUND (3863)             Call our Investor Services Line to obtain an        Call our Investor Services Line to purchase
                                  application                                         additional shares. To authorize this
                                                                                      service, please complete an Account Change
                                                                                      Form or call 1-800-622-FUND (3863).

MAIL                              Complete an application and mail it along           Make your check payable to "Armada Funds
                                  with a check payable, in U.S. dollars, to           (Fund Name)."  Please include your account
                                  "Armada Funds (Fund Name)."                         number on your check and mail it to the
                                           Armada Funds                               address at the left.
                                           P.O. Box 8421
                                           Boston, MA 02266-8421

                                  For overnight delivery mail to:
                                           Boston Financial Data Services
                                           Attn: Armada Funds
                                           66 Brooks Drive
                                           Braintree, MA 02184

                                  Armada cannot accept third-party checks, credit cards, credit card checks or cash.


                                  NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT

AUTOMATED CLEARING HOUSE          Complete "Bank, Wire & Electronic Funds             A Planned Investment Program can be set
("ACH")                           Transfer Instructions" section of the               up to automatically purchase shares on
                                  application to have funds directly transferred      designated dates during the month. Please
                                  from a bank account. A primary and secondary        see "Planned Investment Program" below.
                                  account may be established. Please note all
                                  electronic transfers will be on the primary
                                  account unless notified otherwise. Any changes
                                  in these instructions must be made in writing to
                                  Armada Funds with a signature guarantee.

PLANNED INVESTMENT PROGRAM        With a $50 minimum initial investment and if        With current account information on your
                                  you have a checking or savings account with a       account, participation in the program can be
                                  bank, you may purchase Class C Shares               arranged via the Internet or by calling 1-800-
                                  automatically through regular deductions from       622-FUND (3863).
                                  your account in amounts of at least $50 per
                                  month per account.                                  For existing accounts, without account
                                                                                      information, participation can be arranged by
                                  You may arrange for participation in this           completing an Account Change Form with
                                  program when a new account is established.          banking information.  This form must
                                                                                      include a signature guarantee by a bank or
                                                                                      other financial institution.

WIRE                              To purchase shares by wire, call 1-800-622-         Call 1-800-622-FUND (3863) prior to sending
                                  FUND (3863) to set up your account                  the wire in order to obtain a confirmation
                                  to accommodate wire transactions and to             number and to ensure prompt and accurate
                                  receive a wire control number to be included        handling of funds.  Ask your bank to
                                  in the body of the wire. Ask your bank to           transmit immediately available funds by
                                  transmit immediately available funds by wire        wire as described at the left.  Please
                                  in the amount of your purchase to:                  include your account number.
                                  State Street Bank and Trust Company
                                  ABA # 011000028                                     Armada and its transfer agent are not
                                  Account 99052755 Credit Armada Funds                responsible for the consequences of delays
                                  (Account Registration)                              resulting from the banking or Federal
                                  (Account Number)                                    Reserve Wire system, or from incomplete
                                  (Wire Control Number)                               wiring instructions.

                                  Note: Your bank may charge you a fee for this service.

                                  Armada and its transfer agent are not
                                  responsible for the consequences of delays resulting from the banking or Federal Reserve
                                  Wire system, or from incomplete wiring
                                  instructions.

FINANCIAL INTERMEDIARY            Contact your financial consultant. Please           Contact your financial consultant. Please
                                  note, your financial consultant or                  note, your financial consultant or
                                  institution may charge a fee for its services.      institution may charge a fee for its
                                                                                      services.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Fund prices its shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.


On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.





Our Statement of Additional Information contains more detailed information concerning how the Fund values its investments.


SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES


If you sell your Class C Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class C Shares of one Fund for Class C Shares of another Fund.

When an investor redeems his or her Class C Shares, they are redeemed first from those Class C Shares that are not subject to the deferred sales load (i.e., Class C Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class C Shares that have been held the longest.


The contingent deferred sales charge will be waived if you sell your Class C Shares for the following reasons:

-        redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

-        redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-        return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;


-        exchanges of Class C Shares for Class C Shares of other Funds of
         Armada;


- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;


- exchange of Class C Shares for Class I Shares of the Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and


- redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

 GENERAL INFORMATION ABOUT SALES CHARGES


When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


HOW TO SELL YOUR FUND SHARES


Holders of Class C Shares may sell shares by following the procedures established when they opened their account or accounts.




INTERNET
WWW.ARMADAFUNDS.COM
The minimum amount for Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from the Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by the Fund.


RECEIVING YOUR MONEY


If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge.

See "Contingent Deferred Sales Charges" on page ___ for information concerning the application of contingent deferred sales charges.

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND


We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.


HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

SYSTEMATIC EXCHANGE PROGRAM
Exchange existing Class C Shares of the Armada Money Market Fund for Class C Shares of any other Armada Fund automatically, at periodic intervals. The minimum exchange is $50.

MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

         Armada Funds
         P.O. Box 8421
         Boston, MA 02266-8421

For overnight delivery mail to:

         Boston Financial Data Services
         Attn: Armada Funds
         66 Brooks Drive
         Braintree, MA 02184

The exchange minimum is at least $500.

FINANCIAL INTERMEDIARY

Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of the Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.






When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.

You may exchange Class C Shares of any Armada Fund for Class C Shares of any other Armada Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS


Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.


SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS C SHARES





If you would like to enter a systematic exchange program concerning Class C Shares you must exchange them within either six or twelve months from the date of purchase.


You may arrange for participation in this program via the Internet at www.armadafunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees, after fee waivers, as a percentage of average daily net assets, are 0.75%.

The Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class C Shares of the Fund. The Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class C Shares for these shareholder services.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following:

merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.


The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gain distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.


FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.


You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER

National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996


BOARD OF TRUSTEES

ROBERT D. NEARY                                         RICHARD W. FURST
Chairman                                                Garvice D. Kincaid Professor of Finance
Retired Co-Chairman, Ernst & Young                          and Dean, Gatton College of Business
Director:                                                   and Economics, University of Kentucky
Cold Metal Products, Inc.                               Director:
Commercial Metals Company                               Foam Design, Inc.
Strategic Distribution, Inc.                            The Seed Corporation
                                                        Office Suites Plus, Inc.
                                                        ihigh, Inc.

HERBERT R. MARTENS, JR.                                 GERALD L. GHERLEIN
President                                               Retired Executive Vice President and
Executive Vice President,                                  General Counsel, Eaton Corporation
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN F. DURKOTT                                         J. WILLIAM PULLEN

President and Chief Operating Officer,                  President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.                  Whayne Supply Company


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy


    The Armada Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:


You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:


Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
       Funds

DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                             ARMADA FUNDS PROSPECTUS
                            I SHARES (INSTITUTIONAL)


                                 OCTOBER 1, 2002




                           STRATEGIC INCOME BOND FUND




























     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS



Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class I Shares of the Strategic Income Bond Fund before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

                                                                            PAGE


STRATEGIC INCOME BOND FUND................................................
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES....................
MORE INFORMATION ABOUT FUND INVESTMENTS...................................
INVESTMENT ADVISER AND INVESTMENT TEAM....................................
PURCHASING, SELLING AND EXCHANGING FUND SHARES............................
DIVIDENDS AND TAXES.......................................................
FINANCIAL HIGHLIGHTS......................................................

ARMADA STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                  High current income with some
                                                 capital appreciation

PRINCIPAL INVESTMENT STRATEGY                    Allocating assets among
                                                 different fixed income security
                                                 sectors, including U.S. and
                                                 foreign issues, with a
                                                 significant portion rated below
                                                 investment grade. The Fund will
                                                 normally maintain a
                                                 dollar-weighted average
                                                 maturity of between four and
                                                 twelve years.

PRINCIPAL RISKS                                  Market risk, allocation risk,
                                                 credit risk, foreign risk,
                                                 interest rate risk,
                                                 prepayment/extension risk,
                                                 leveraging risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Strategic Income Bond Fund's investment objective is to provide high current income by investing in three major sectors of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities and fixed income securities of issuers in foreign countries. The investment objective may be changed without a shareholder vote.


Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in fixed income securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of fixed income securities in which the Fund will invest include asset-backed securities, mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures issued by companies headquartered in the U.S. or developed foreign countries. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities. High-yield fixed income securities are commonly referred to as "junk bonds." The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.


The Adviser allocates between 15% and 65% of the Fund's assets to each of the three major sectors of fixed income securities based on its analysis of the fixed income markets. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade or are unrated and determined by the Adviser to be equivalent to a non-investment grade security. The Fund does not intend to invest in high-yield fixed income securities rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

In buying and selling particular securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers, currencies and market sectors. The Fund generally maintains a dollar-weighted average maturity of between four and twelve years, however there is no limit on the maturity of any single security.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

GENERAL RISKS. No matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

MARKET RISK. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that any or all of its fixed income market segments may underperform other segments of the fixed income markets or the fixed income markets as a whole.

ALLOCATION RISK. The Fund may allocate any amount of its assets invested in a particular sector of the fixed income markets to any types of securities within that sector. Accordingly, a heavier weighting of assets in securities that carry greater risks will correspondingly increase the risks of investing in the Fund. For example, the risks of investing in the Fund will be greater if the Fund concentrates a high percentage of its domestic investment grade fixed income securities sector investments in corporate obligations than if it invests a high percentage of such sector's investments in U.S. government securities.

CREDIT RISK. High-yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high-yield bonds may be more susceptible than other issuers to economic downturns. High-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The Fund is also subject to debt extension risk. Debt extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

LEVERAGING RISK. The Fund invests in leveraged instruments, such as futures and options contracts. The more the Fund invests in these leveraged instruments, the greater the possibility for gains or losses on those investments.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it had not commenced operations as of the date of this prospectus.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                   STRATEGIC INCOME BOND FUND(1)
Investment Advisory Fees                                                0.75%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                               0.10%(2)
-------------------------------------------------------------------------------
Other Expenses                                                          ____%(3)
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    ____%(2)
-------------------------------------------------------------------------------

(1) The Fund had not yet commenced operations as of the date of this prospectus. The fees and expenses shown in the table above are those that are expected to apply upon start up of operations.
(2) During the current fiscal year, Distribution (12b-1) Fees are expected to be limited to no more than ___%. With this fee limitation, actual Total Annual Fund Operating Expenses for the current fiscal year are expected to be ___%.
(3) Other expenses are based on estimated amounts for the current fiscal year.



For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

This Example is intended to help you compare the cost of investing in the Armada Strategic Income Bond Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                               1 YEAR          3 YEARS
                                               ------          -------
STRATEGIC INCOME BOND FUND                      $___            $____


MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Fund and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Fund invests.

CONVERTIBLE SECURITIES
Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.


Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by the Fund's multiple holdings.


HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:


- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, the Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of the Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

- The Fund may incur substantial costs in connection with conversions between various currencies.

- The Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Emerging markets countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

HEDGING ACTIVITIES
Hedging is a strategy designed to offset investment risks. Hedging activities include, among other things, the use of forwards, options and futures. There are risks associated with hedging activities, including:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest and currency exchange rates.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund or the currencies in which those securities are denominated and the prices of forward contracts, futures and options on futures.

-   There may not be a liquid secondary market for a futures contract or option.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in currencies, futures contracts and options.

LEVERAGING ACTIVITIES
Leveraging activities include, among other things, borrowing and the use of short sales, options and futures. There are risks associated with leveraging activities, including:

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a non-leveraged Fund.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

- Although the Fund will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures or options contracts at a time which is advantageous.

- Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

In addition, the following leveraged instruments are subject to certain specific risks:

         DERIVATIVES
         The Fund uses derivatives to attempt to achieve its investment objectives, while at the same time maintaining liquidity. To collateralize (or cover) these derivatives transactions, the Fund holds cash or U.S. government securities.

         FUTURES
         Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

         The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

         OPTIONS
         The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security.

         Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

         Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. The Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Fund.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, the Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

The Fund also may temporarily deviate from its policy to invest 80% of its net assets in fixed income securities in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.


In fulfilling the 80% requirement referred to in the preceding sentence, the Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Armada has obtained an order from the SEC that allows the Fund to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada . The Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.


INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Fund. As of June 30,

2002, the Adviser had approximately $__ billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


The Adviser's Taxable Fixed Income Team manages the Fund. No one person is primarily responsible for making investment recommendations to the team. The Adviser is entitled to a management fee at the contractual rate of 0.75% of the average annual net assets of the Fund.

PURCHASING, SELLING AND EXCHANGING FUND SHARES




Class I Shares have no sales charge, no minimum initial investment and are only available to financial institutions.


Class I Shares are for financial institutions investing for their own or their customers' accounts.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.


HOW TO PURCHASE FUND SHARES


                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
TELEPHONE                       Call our Investor Services Line to obtain     Call our Investor Services Line
1-800-622-FUND (3863)           an application.                               to purchase additional shares.

MAIL                            Complete an application and mail it along     Make your check payable to
                                with a check payable, in U.S. dollars, to     "Armada Funds (Fund Name)."
                                "Armada Funds (Fund Name)."                   Please include your account
                                   Armada Funds                               number on your check and mail it
                                   P.O. Box 8421                              to the address at the left.
                                   Boston, MA  02266-8421

                                For overnight delivery mail to:
                                   Boston Financial Data Services
                                   Attn:  Armada Funds
                                   66 Brooks Drive
                                   Braintree, MA  02184

                                Armada cannot accept third-party checks, credit cards, credit card checks or cash.



                                NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT

WIRE                            To purchase shares by wire, call              Call 1-800-622-FUND (3863) prior
                                1-800-622-FUND (3863) to set up your          to sending the wire in order to
                                account to accommodate wire transactions      obtain a confirmation number and
                                and to receive a wire control number to be    to ensure prompt and accurate
                                included in the body of the wire.  Ask your   handling of funds.  Ask your bank
                                bank to transmit immediately available        to transmit immediately available
                                funds by wire in the amount of your           funds by wire as described at the
                                purchase to:                                  left.  Please include your
                                   State Street Bank and Trust Company        account number.
                                   ABA #011000028
                                   Account 99052755 Credit Armada Funds       Armada and its transfer agent are
                                   (Account Registration)                     not responsible for the
                                   (Account Number)                           consequences of delays resulting
                                   (Wire Control Number)                      from the banking or Federal
                                                                              Reserve Wire system, or from
                                   Note:  Your bank may charge you a fee      incomplete wiring instructions.
                                   for this service.

                                Armada and its transfer agent are not
                                responsible for the consequences of delays resulting from the banking or Federal Reserve
                                Wire system, or from incomplete wiring
                                instructions.

FINANCIAL INTERMEDIARY          You may buy shares through accounts with      Please refer to New Account Set
                                brokers or other financial institutions       Up to the left.
                                that are authorized to place trades in Fund
                                shares for their customers.  If you invest
                                through an authorized institution, you will
                                have to follow its procedures.  Your broker
                                or institution may charge a fee for its
                                services, in addition to the fees charged
                                by Armada.  Address correspondence or
                                questions regarding a Fund to your
                                institution.


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. Daily NAV is calculated for the Fund each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, the Fund reserves the right to close at or prior to the BMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given to the next Business Day.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


The Fund may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.


Our Statement of Additional Information contains more detailed information about how the Fund values its investments.


SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO SELL YOUR FUND SHARES



TELEPHONE
1-800-622-FUND (3863)
Call with the account name, number, and amount of redemption. All redemptions must follow the procedures established when the account or accounts were established.

FINANCIAL INTERMEDIARY
Contact your broker or institution to redeem your shares. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The sale price of each share will be the next NAV determined after the Fund receives your request.

If you recently changed your address on your account, redemption proceeds will not be available until after 10 business days without a signature guarantee.


RECEIVING YOUR MONEY


Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.


REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:


(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c) the SEC has by order permitted such suspension; or


(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES


You may exchange your shares on any Business Day. Deadline for submitting same day exchange orders to the transfer agent is 4:00 p.m. Eastern time.


TELEPHONE
1-800-622-FUND (3863)
Call with your account name, number, and amount of exchange into a new or existing fund (minimum amount is $500).

MAIL
Complete an application and mail it along with a check payable, in U.S. dollars, to "Armada Funds (Fund Name)."
         Armada Funds
         P.O. Box 8421
         Boston, MA  02266-8421
For overnight delivery mail to:
         Boston Financial Data Services
         Attn:  Armada Funds
         66 Brooks Drive
         Braintree, MA  02184

FINANCIAL INTERMEDIARY
Contact your broker or institution. Your broker or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing, i.e., switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling. As money is shifted in and out, the Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of the Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after the Fund receives your exchange request.


DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan with respect to Class I Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.



Distribution fees for Class I Shares, after fee limitations, as a percentage of average daily net assets, are ____%. Absent fee waivers, the Fund is permitted to pay up to 0.10% for distribution fees on Class I Shares.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The Fund distributes income monthly.


The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at www.armadafunds.com, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


In selecting portfolio securities to be sold, the Fund generally uses tax management techniques that are intended to minimize capital gains and enhance after-tax returns.


You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

No financial highlights are presented for the Fund because it had not commenced operations as of the date of this prospectus.

INVESTMENT ADVISER
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Commercial Metals Company
Strategic Distribution, Inc.



HERBERT R. MARTENS, JR.
President
Executive Vice President,
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.


JOHN F. DURKOTT
President and Chief Operating Officer,
   Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
    and Dean, Gatton College of Business
    and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation




J. WILLIAM PULLEN

President and Chief Executive Officer,
   Whayne Supply Company



    The Armada Trustees also serve as Trustees of The Armada Advantage Fund.

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports will list each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:

By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102.

[Sailboat Logo]
Armada(R)
       Funds
DESIGN YOUR OWN DESTINY(TM)
www.armadafunds.com

Armada Funds' Investment Company Act registration number is 811-4416

                                  ARMADA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                 OCTOBER 1, 2002


                                  EQUITY FUNDS
                             ARMADA CORE EQUITY FUND
                            ARMADA EQUITY GROWTH FUND
                            ARMADA EQUITY INDEX FUND
                        ARMADA INTERNATIONAL EQUITY FUND
                           ARMADA LARGE CAP ULTRA FUND
                           ARMADA LARGE CAP VALUE FUND


                           ARMADA MID CAP GROWTH FUND
                          ARMADA SMALL CAP GROWTH FUND
                           ARMADA SMALL CAP VALUE FUND

                         ARMADA SMALL/MID CAP VALUE FUND

                         ARMADA TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                        ARMADA AGGRESSIVE ALLOCATION FUND
                         ARMADA BALANCED ALLOCATION FUND
                       ARMADA CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                ARMADA BOND FUND
                                ARMADA GNMA FUND
                          ARMADA INTERMEDIATE BOND FUND
                        ARMADA LIMITED MATURITY BOND FUND
                        ARMADA STRATEGIC INCOME BOND FUND
                       ARMADA TOTAL RETURN ADVANTAGE FUND
                       ARMADA U.S. GOVERNMENT INCOME FUND

                               TAX-FREE BOND FUNDS
                       ARMADA MICHIGAN MUNICIPAL BOND FUND
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
                        ARMADA OHIO TAX EXEMPT BOND FUND
                   ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                       ARMADA GOVERNMENT MONEY MARKET FUND
                            ARMADA MONEY MARKET FUND
                   ARMADA OHIO MUNICIPAL MONEY MARKET FUND
               ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                       ARMADA TAX EXEMPT MONEY MARKET FUND
                        ARMADA TREASURY MONEY MARKET FUND
                     ARMADA TREASURY PLUS MONEY MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above Funds of Armada Funds (the "Trust"), as may be amended or supplemented from time to time. The Prospectuses, as well as the annual report to shareholders dated May 31, 2002, may be obtained by calling or writing the Trust at 1-800-622-FUND
(3863), One Freedom Valley Drive, Oaks, Pennsylvania 19456.



CURRENT PROSPECTUSES


- Prospectus dated October 1, 2002 for A, B and H Shares of the Money Market Funds.

-     Prospectus dated October 1, 2002 for C Shares of the Money Market Fund.

-     Prospectus dated October 1, 2002 for I Shares of the Money Market Funds.

- Prospectus dated October 1, 2002 for A, B and H Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund) and Tax-Free Bond Funds.

- Prospectus dated October 1, 2002 for C Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond
      Fund) and Tax-Free Bond Funds.

- Prospectus dated October 1, 2002 for I Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond
      Fund) and Tax-Free Bond Funds.

- Prospectus dated October 1, 2002 for A, B and H Shares of the Armada Strategic Income Bond Fund.

- Prospectus dated October 1, 2002 for C Shares of the Armada Strategic Income Bond Fund.

- Prospectus dated October 1, 2002 for I Shares of the Armada Strategic Income Bond Fund.

The Armada Funds' audited financial statements and the reports thereon of Ernst & Young LLP, Armada Funds' independent auditors, included in the Armada Funds 2002 Annual Reports dated May 31, 2002 are incorporated by reference into this SAI. No other parts of the Armada Funds 2002 Annual Report are incorporated herein.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----


STATEMENT OF ADDITIONAL INFORMATION..........................................

INVESTMENT OBJECTIVE AND POLICIES............................................

INVESTMENT LIMITATIONS.......................................................

NET ASSET VALUE..............................................................

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................

DESCRIPTION OF SHARES........................................................

ADDITIONAL INFORMATION CONCERNING TAXES......................................

TRUSTEES AND OFFICERS........................................................

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND
    TRANSFER AGENCY AGREEMENTS...............................................

SHAREHOLDER SERVICES PLAN....................................................

PORTFOLIO TRANSACTIONS.......................................................

AUDITORS.....................................................................

COUNSEL......................................................................

PERFORMANCE INFORMATION......................................................

MISCELLANEOUS................................................................

APPENDIX A.................................................................A-1

APPENDIX B.................................................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION


            This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading a Prospectus for such Fund.


            The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a diversified investment company. Each of the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a non-diversified investment company.

            The Pennsylvania Tax Exempt Money Market, Bond, GNMA and Pennsylvania Municipal Bond Funds commenced operations as separate investment portfolios (the "Predecessor Pennsylvania Tax Exempt Money Market," "Predecessor Intermediate Government Fund," "Predecessor GNMA Fund," and "Predecessor Pennsylvania Tax Exempt Bond Fund," and collectively, the "Predecessor Funds") of Inventor Funds, Inc. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

            On June 9, 2000, the Enhanced Income Fund changed its name to the Limited Maturity Bond Fund. On March 1, 2001, the Equity Income Fund changed its name to the Large Cap Value Fund. References in this SAI are to the Funds' current names.

            On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund. Historical information concerning performance in this SAI is that of the Parkstone Bond Fund.

            The Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Mid Capitalization Fund," "Parkstone Large Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone Continuing Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

            The Treasury Plus Money Market Fund commenced operations as a separate investment portfolio, the Parkstone Treasury Fund, of Parkstone. On June 16, 2000, the Parkstone Treasury Fund was reorganized as a new portfolio of the Trust. References in this SAI are to the Fund's current name.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT


            Further information on the management strategies, techniques, policies and related matters concerning National City Investment Management Company, the investment adviser to the Funds (the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.


            Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch and Moody's Investors Service, Inc. ("Moody's") for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

            The following information supplements and should be read in conjunction with the principal strategies and risk disclosure relating to the Funds in the Prospectuses.

ARMADA CORE EQUITY FUND

            The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with large capitalizations comparable to that of companies in the S&P 500 Index (the "S&P 500"). The Fund normally invests in three types of equity securities: (i) growth securities, defined as common stocks having a five-year annual earnings-per-share growth rate of 10% or more, with no decline in the annual earnings-per-share rate during the last five years; (ii) securities with low price-to-earnings ratios (i.e., at least 20% below the average of the companies included in the S&P 500); and (iii) securities that pay high dividend yields (i.e., at least 20% above such average). The Fund will normally invest 20% to 50% of its total assets in these three types of equity securities.

            The S&P 500 is an index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Adviser believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.

            Standard & Poor's Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

ARMADA EQUITY GROWTH FUND


            Under normal conditions the Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks with large stock market capitalizations comparable to that of companies in the S&P
500. The Fund's Adviser selects
common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market.

ARMADA EQUITY INDEX FUND

            The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed and purchases may be made that would not have been made if the Fund were actively managed. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

            The Adviser believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500, may cause the return of the Fund to be lower than the return of the index.

            The S&P 500 is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 on a statistical basis. As of August 31, 2001, the stocks in the S&P 500 had an average market capitalization of approximately $20.5 billion. The range of market capitalization for companies represented in the S&P 500 was $353 million to nearly $407 billion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

            The Fund will normally invest substantially all of its total assets in the stocks that comprise the S&P 500 in approximately the same percentages as the stocks represent in the index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500, such as S&P 500 stock index futures contracts or Standard & Poor's Depositary Receipts. The Fund may invest in all the approximately 500 stocks comprising the S&P 500, or it may use a statistical sampling technique by selecting approximately 90% of the stocks listed in the index. The Fund will only purchase a security that is included in the S&P 500 at the time of such purchase. The Fund, may, however, temporarily continue to hold a security that has been deleted from the S&P 500 pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

            While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The Fund's ability to correlate its performance with the S&P 500, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates its index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

            The inclusion of a security in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund. The common stock of National City Corporation, the indirect parent company of the Adviser, is included in the S&P
500. Like the other stocks in the S&P 500, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500.

            The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of the McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

            S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ARMADA INTERNATIONAL EQUITY FUND


            The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.


            The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United

Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.

            More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

            The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information about Portfolio Instruments - Foreign Securities and Currencies" below.

ARMADA LARGE CAP ULTRA FUND


            The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund invests primarily in companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth and with market capitalizations greater than $3 billion. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts and warrants. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

            Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs or European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in U.S. dollar-denominated commercial paper of a foreign issuer.


            The Fund will invest in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.


            Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA LARGE CAP VALUE FUND


            The Fund invests primarily in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. The Fund invests primarily in companies with market capitalizations greater than $3 billion.





ARMADA MID CAP GROWTH FUND


            The Fund invests primarily in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth. The Fund normally will invest at least 80% of the value of its net assets in common stocks and securities convertible into common stocks of companies with market capitalizations comparable to companies in the Russell Midcap Growth Index. The Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.


            Subject to the foregoing policies, the Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs, EDRs, Global Depositary Receipts ("GDRs") and other similar global instruments, and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.

            The Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization comparable to companies in the Russell Midcap Growth Index. Investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

            Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA SMALL CAP GROWTH FUND


            The Fund invests primarily in equity securities of companies with stock market capitalizations comparable to that of companies in the Russell 2000 Growth Index. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.


ARMADA SMALL CAP VALUE FUND


            Under normal conditions, the Fund invests primarily in equity securities of companies with market capitalizations comparable to those of companies in the Russell 2000 Value Index. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. See "Special Risk Factors for Small Capitalization Stocks" below.

ARMADA SMALL/MID CAP VALUE FUND

      The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long term earnings potential are also considered in stock selection. See "Special Risk Factors for Smaller Capitalization Stocks" below.

      Special Risk Factors for Smaller Capitalization Stocks

            Securities held by the Small Cap Value, Small Cap Growth and Small/Mid Cap Value Funds generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 or the Dow Jones Industrial Average. Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.

            Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

            The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.


ARMADA TAX MANAGED EQUITY FUND

            The Fund invests primarily in common stocks. The Fund will use several methods to reduce the impact of federal and state income taxes on investment income and realized capital gains distributed by the Fund.

            The Fund will seek to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields.

            The Fund will endeavor to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. The Fund will generally seek to avoid realizing short-term capital gains, and expects to have a relatively low overall portfolio turnover rate. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum. The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains.

            Although the Fund expects to use some or all of the foregoing methods in seeking to reduce the impact of federal and state income taxes on the Fund's dividends and distributions, portfolio management decisions will also be based on non-tax considerations when appropriate. Certain equity and other securities held by the Fund will produce ordinary taxable income on a regular basis. The Fund may also sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Fund would have held it for the long-term holding period. The Fund may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions.

            Accordingly, while the Fund seeks to minimize the effect of taxes on its dividends and distributions, the Fund is not a tax-exempt fund, and may be expected to distribute taxable income and realize capital gains from time to time.


            The Fund invests primarily in common stocks and other equity securities. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected long-term earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. The Fund may invest up to 5% of its net assets in each of the following types of equity securities: preferred stocks; securities convertible into common stocks; rights; and warrants.


            The Fund's long-term investment horizon is reflected in its low portfolio turnover investment approach. The portfolio turnover rate reflects the frequency with which securities are purchased and sold within the Fund's portfolio. The Fund's annual portfolio turnover is not expected to exceed 25% under normal market conditions. (A rate of turnover of 100% could occur, for example, if all the securities held by the Fund are replaced within a period of one year.) When a mutual fund sells securities realizing gains, tax laws require that such gains be distributed to investors every year. As a result, such investors are taxed on their pro-rata shares of the gains. By attempting to minimize portfolio turnover, the Fund will generally have a low turnover rate. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Fund. For example, the Fund may forego the opportunity to realize gains or reduce losses as a result of this policy.

            The Fund may be appropriate for investors who seek capital appreciation and whose tax status under federal and state regulations increase the importance of such strategies.

ARMADA AGGRESSIVE ALLOCATION FUND AND ARMADA CONSERVATIVE ALLOCATION FUND

            Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that it pursues its investment objective by allocating its assets among other investment portfolios of Armada (the "Underlying Funds"). These Underlying Funds currently consist of the Large Cap Value, Large Cap Ultra, Small Cap Growth, Small Cap Value and International Equity Funds (the "Underlying Equity Funds"), the Bond and Intermediate Bond Funds (the "Underlying Bond Funds"), and the Money Market Fund. The specific portfolios that comprise the Underlying Funds can be changed without shareholder approval. The Aggressive Allocation Fund currently intends to invest 60% - 90% of its total assets in the Underlying Equity Funds, 10% - 40% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. The Conservative Allocation Fund currently intends to invest 20% - 50% of its total assets in the Underlying Equity Funds, 50% - 80% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. Each Fund's allocation ranges can be changed without shareholder approval. Each Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Fund reserves the ability to convert from a "fund of funds" structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

            To the extent a Fund's assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund. The applicable Prospectuses and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

ARMADA BALANCED ALLOCATION FUND

            The Fund may invest in any type or class of security. The Fund normally invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.

            The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

            The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

ARMADA BOND FUND


            The Fund seeks to achieve its objective by normally investing primarily in investment grade fixed-income securities. The Fund uses the Lehman Aggregate Bond Index as its performance benchmark. The average maturity of the Fund will be from four to twelve years.


ARMADA GNMA FUND


            The Fund seeks to achieve its objective by normally investing primarily in mortgage pass-through securities guaranteed by the Government National Mortgage Association (GNMA). Any remaining assets may consist of other investment grade fixed income securities. GNMA was established as an instrumentality of the U.S. government to supervise and finance certain types of activities. Under normal market conditions, the estimated average life of the GNMA Fund's holdings of mortgage pass-through and mortgage-backed securities will range between 3 and 10 years. The Fund employs the Lehman GNMA Index as its performance benchmark.


ARMADA INTERMEDIATE BOND FUND


            The Fund normally invests primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. The Fund normally maintains an average dollar-weighted portfolio maturity of three to ten years. The Fund uses the Lehman Intermediate Government/Corporate Bond Index as its performance benchmark.


ARMADA LIMITED MATURITY BOND FUND


            The Fund will normally invest primarily in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. The Fund normally intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 to 5 years. The two components of total rate of return are current income and change in the value of portfolio securities.


ARMADA STRATEGIC INCOME BOND FUND

            The Fund will normally allocate between 15% and 65% of its assets in each of the following three types of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities, and fixed income securities of issuers in developed foreign countries, based on the Adviser's analysis of the fixed income markets. The Fund may invest up to 10% of its total assets in issuers in countries with emerging markets or economies. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

            The Fund may invest up to 65% of its net assets in non-rated securities and securities rated below investment grade. For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria," below.

ARMADA TOTAL RETURN ADVANTAGE FUND


            The Fund will normally invest primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.


            Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria" below.

ARMADA U.S. GOVERNMENT INCOME FUND


            The Fund will normally invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 20% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. The Fund also may invest up to 20% of its total assets in mortgage-related securities issued by non-Governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of 3 to 10 years.


            The types of U.S. government obligations, including mortgage-related securities, invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities.


            The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

ARMADA MICHIGAN MUNICIPAL BOND FUND

            As a fundamental policy, the Fund will normally invest at least 80% of its net assets in a portfolio of securities exempt from Michigan state taxes. Such securities include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax.

            The Fund normally will be invested in long-term Michigan Municipal Securities and the average weighted maturity of such investments will be 2 to 10 years, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

            The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.

            Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% test described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

            The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

            Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

            The Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

            See "Special Considerations Regarding Investment in Michigan Municipal Securities" below.

ARMADA NATIONAL TAX EXEMPT BOND FUND

            The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"). The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote").

ARMADA OHIO TAX EXEMPT BOND FUND


            The Fund will normally invest primarily in Municipal Securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond and Tax Exempt Money Market Funds."

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

            The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers, and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").

            The Fund will normally be fully invested in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond and Tax Exempt Money Market Funds."

      Special Considerations - Tax-Free Bond Funds

            Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax-Free Bond Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of three to ten years.

            For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.

            Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods; however, uninvested cash reserves will not earn income.

            Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

            The Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds are classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

            Although (i) all of the Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Tax Exempt Bond and National Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Municipal Bond and Pennsylvania Municipal Bond Funds invest up to 100% of its total assets in private activity bonds and (iv) the National Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issues are in the same state, the Funds do not presently intend to do so unless, in the opinion of the adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

            See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

ARMADA GOVERNMENT MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ARMADA MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing substantially all of its assets in Ohio Municipal Securities.

            The Fund will normally invest at least 80% of the value of its total assets in Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable.

            The Fund's assets are concentrated in securities issued by the State of Ohio or entities within the State of Ohio and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

            See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing substantially all of its assets in Pennsylvania Municipal Securities.

            As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable.

            The Fund's assets are concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

            See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA TAX EXEMPT MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of Municipal Securities. The Fund will normally invest at least 80% of the value of its total assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

            See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds below."

      Special   Risk   Considerations   --  Ohio   Municipal   Money   Market,
Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds

            Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless in the opinion of the Adviser the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

ARMADA TREASURY MONEY MARKET FUND

            The Fund seeks to achieve its objective by investing in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and investment companies that invest exclusively in such obligations. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and Moody's.

ARMADA TREASURY PLUS MONEY MARKET FUND

            The Fund seeks to achieve its investment objective by investing exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities, and investment companies that invest exclusively in such obligations. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and Moody's.

SHAREHOLDER VOTE

            As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

RATINGS CRITERIA

            Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

            The Strategic Income Bond and Total Return Advantage Funds may also invest in debt securities rated below investment grade. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

            In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

            The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

            If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

            In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

            Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

            The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

            The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES


            The Money Market Funds may purchase "eligible securities" (as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act")) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.


REITS


            Each of the Large Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Small/Mid Cap Value, Balanced Allocation, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds may invest from time to time in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

            REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act.


            REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS


            Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


            The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

            With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided:
(a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS


            Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Funds) of the Fund's net assets.


            The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.




REPURCHASE AGREEMENTS


            Securities held by each Fund (other than the Treasury Money Market
Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.


            The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


            With respect to the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market, Government Money Market, Money Market and Treasury Plus Money Market Funds, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.


REVERSE REPURCHASE AGREEMENTS


            Each Fund (other than the Large Cap Value Fund, U.S. Government Income Fund and Treasury Money Market Fund) may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.


LENDING OF PORTFOLIO SECURITIES


            Each of the Equity Funds (other than the Large Cap Ultra Fund), Asset Allocation Funds and Fixed Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans combined with any other outstanding loans for a Fund exceed one-third of the value of its total assets taken at fair market value. Collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


            A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES


            Each of the Equity Funds, Asset Allocation Funds, Fixed Income Funds and Tax-Free Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Funds will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

            Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


TAXABLE MONEY MARKET INSTRUMENTS

            Each of the Tax-Free Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES


            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds (other than the U.S. Government Income Fund) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or Global Depositary Receipts ("GDRs"). The U.S. Government Income Fund may invest in ADRs, EDRs and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.


            Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

            With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.


            With respect to the International Equity and Strategic Income Bond Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since these Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

            On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro will have replaced the national currencies of the following member countries:
Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro.

            The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. During the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro. Additionally, lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.


            The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

            Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS


            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.


            The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS


            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.


FOREIGN CURRENCY TRANSACTIONS


            In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.


            When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

            When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


            A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.


EXCHANGE RATE-RELATED SECURITIES


            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.


CONVERTIBLE SECURITIES


            Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

            In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS


            Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.


OTHER DEBT SECURITIES


            Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

            Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.


            The Balanced Allocation, Intermediate Bond, and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 15% of its securities in lower grade securities. See "Ratings Criteria" above.

            In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the adviser will consider whether the Fund should continue to hold the security.

WARRANTS


            Each of the Equity Funds and Balanced Allocation Fund may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


FUTURES AND RELATED OPTIONS



            The International Equity, Small Cap Value, Small Cap Growth, Small/Mid Cap Value, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Large Cap Ultra, Large Cap Value and Mid Cap Growth Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. The Total Return Advantage, Bond, Limited Maturity Bond and Strategic Income Bond Funds may invest in interest rate and bond index futures contracts and options on futures contracts and the Bond, GNMA and U.S. Government Income Funds may invest in futures contracts on U.S. Treasury obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.


            The International Equity, Small Cap Value, Small Cap Growth, Small/Mid Cap Value, Equity Growth, Tax Managed Equity, Equity Index, Large Cap Ultra and Large Cap Value Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

            Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.


            The Funds intend to comply with the regulations of the Commodity Futures Trading Commission (CFTC) exempting it from registration as a "commodity pool operator." A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

            The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

            The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

            A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.


            A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.


            In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

            In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

            The aggregate value of the securities subject to options written by a Fund will not exceed 33 1/3% (20% with respect to the Equity Index Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

            Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

      Risk Factors Associated with Futures and Related Options


            To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.


            Successful use of futures by the Funds also are subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.


            Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.


            The primary risks associated with the use of futures contracts and options are:

            1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;


            2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;


            3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and


            4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS


            The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate.

Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into Dollar Rolls include the risk that the value of the security may change adversely over the term of the Dollar Roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.


SHORT SALES

            Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

            A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protest itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

ASSET-BACKED SECURITIES

            The Balanced Allocation Fund, the Fixed Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objective and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (CMOs) issued by private companies.

            In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.


            Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.


            Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

            These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

            There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


            Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

            CMOs may be issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

            Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

            The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

            Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

            Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

INTEREST RATE AND TOTAL RETURN SWAPS


            The Balanced Allocation Fund and Fixed Income Funds may enter into interest rate swaps for hedging purposes and not for speculation. A Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

            The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Bond, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and U.S. Government Income Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy or, with respect to the GNMA Fund, the claims paying ability of the other party is deemed creditworthy and any such obligation the GNMA Fund may have under such an arrangement will be covered by setting aside liquid high grade securities in a segregated account.

            A Fund will only enter into swaps on a net basis, (I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

            If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.


ZERO COUPON OBLIGATIONS


            The Fixed Income Funds, Tax-Free Bond Funds and Balanced Allocation Fund may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.


INCOME PARTICIPATION LOANS

            The Balanced Allocation, Total Return Advantage, Intermediate Bond, Limited Maturity Bond and Strategic Income Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

            Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION


            The Tax-Free Bond Funds may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.


            Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations, may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES


            Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.


            When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

            When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.





MONEY MARKET INSTRUMENTS


            Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Funds may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objectives and policies.

            Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

            Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

            Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal, except that the International Equity Fund and Strategic Income Bond Fund will not be subject to this limitation so long as such investments are otherwise consistent with their investment objective and policies.




GOVERNMENT SECURITIES


            The Treasury Money Market and Treasury Plus Money Market Funds may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations and, in the case of the Treasury Plus Money Market Fund, repurchase agreements related to such securities. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations." The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.


U.S. TREASURY OBLIGATIONS AND RECEIPTS


            Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

            The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

            Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS


            The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, and Tax Exempt Money Market Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


DERIVATIVE INSTRUMENTS


            Each of the Equity Funds, Balanced Allocation Fund, Fixed Income Funds and Money Market Fund may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).


            Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES


            The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.)

            Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by a Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.


SECURITIES OF OTHER INVESTMENT COMPANIES


            Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund (other than the Aggressive Allocation and Conservative Allocation Funds) may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, i. e., money market funds. As described in their prospectuses and this SAI, the Aggressive Allocation and Conservative Allocation Funds may invest their assets without limitation in Underlying Funds. See "Aggressive Allocation Fund" and "Conservative Allocation Fund" above.


            The Equity Funds and the Balanced Allocation Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and similar index tracking stocks as is consistent with their investment objectives and policies. SPDRs represent interests in the SPDR Trust, a unit investment trust that holds shares of all the companies in the S&P 500. The SPDR Trust closely tracks the price performance and dividend yield of the S&P 500. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. SPDRs and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely the SPDRs (which track the S&P 500) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.


            In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds, Balanced Allocation Fund, and Fixed Income Funds (other than the U.S. Government Income Fund) may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies.

            iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

            iShares are listed on the American Stock Exchange (AMEX), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.

            In the event substantial market or other disruptions affecting iShares or other country funds should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

            As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

            Each Fund (other than the Aggressive Allocation Fund and Conservative Allocation Fund) currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and
(iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. Notwithstanding these limitations, the Trust has obtained an order from the SEC that allows each Fund (other than the Money Market Funds) to use their cash balances that have not been invested in portfolio securities and cash collateral from the Funds' securities lending program to purchase shares of one or more money market funds offered by the Trust. If a money market fund offers more than one class of shares, a Fund will only invest in the class with the lowest expense ratio at the time of investment. A Fund will hold shares of the Trust's money market funds only to the extent that the Fund's aggregate investment in the money market funds does not exceed 25% of the Fund's total assets.



MUNICIPAL SECURITIES


            The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.


            Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

            There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Funds' adviser will consider such an event in determining whether they should continue to hold the obligation.

            The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

            Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

            Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

            The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

            Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Funds' adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.


            Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor their adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

            SPECIAL CONSIDERATION REGARDING INVESTMENTS IN OHIO MUNICIPAL SECURITIES. As described in the Prospectuses, each of the Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). Each Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.


          Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

          There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


          Much of this information is as of July 1, 2002, particularly debt figures.


          Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

          While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.


          In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%) and then lower in 2001 (4.3% vs. 4.8%). The unemployment rate and its effects vary among geographic areas of the State.


          There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Funds or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.


          The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

Recent biennium ending GRF balances were:

-------------------------------------------------------------------------------
         BIENNIUM                  FUND BALANCE              CASH BALANCE
-------------------------------------------------------------------------------
          1992-93                  $111,013,000              $393,634,000
-------------------------------------------------------------------------------
          1994-95                  928,019,000               1,312,234,000
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          1996-97                  834,933,000               1,367,750,000
-------------------------------------------------------------------------------
          1998-99                  976,778,000               1,512,528,000
-------------------------------------------------------------------------------
          2000-01                  219,414,000                817,069,000
-------------------------------------------------------------------------------

          Actions have been taken and may be taken by the State during less favorable economic periods (such as currently) to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

          The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

          1992-93. State and national fiscal uncertainties necessitated several actions to achieve the ultimate GRF positive ending balances. To allow time to resolve differences, an interim appropriations act was enacted effective July 1, 1991; that act included appropriations for both years of the biennium for debt service and lease rental obligations of the State payable from the GRF, even though most other GRF appropriations were made for one month. The general appropriations act for the entire biennium then was passed on July 11, 1991. Included in the resources appropriated was $200 million transferred from the BSF to the GRF.

          As an initial action to address a projected FY 1992 imbalance, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of that Fiscal Year by a total of approximately $184 million. Then in June 1992, the entire $100 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other revenue and spending actions, legislative and administrative, resolved the remaining GRF imbalance for FY 1992.

          As a first step toward addressing a then estimated $520 million GRF shortfall for FY 1993, the Governor ordered, effective July 1, 1992, selected GRF spending reductions totaling $300 million. Subsequent executive and legislative actions - including tax revisions that produced additional revenue of $194 million, and an additional $50 million in spending reductions - ensured positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.

          1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. The biennium-ending GRF fund balance, after retaining an undesignated balance of $70 million, was transferred to a variety of funds, including $535 million to the BSF, and $322 million to other funds, including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund.

          1996-97. From a higher than forcasted mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately, $400 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount.

Of the GRF biennium-ending fund balance, $250 million was directed to school building construction and renovation, $94 million to the school computer network, $44 million to school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, with the remaining $262 million transferred to the State Income Tax Reduction Fund.

          1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first FY (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701 million was transferred into the State Income Tax Reduction Fund, $200 million into public school assistance programs, and $44 million into the BSF. Portions of that GRF biennium-ending fund balance were transferred as follows: $325 million to school building assistance; $293 million to the State Income Tax Reduction Fund; $85 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.3 million to the BSF.

          2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The biennium began with the passage in June 1999 of biennial appropriations acts (one for all education purposes and one for general GRF purposes), and their prompt signing (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion.

          The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1.5 billion and fund balance of $855 million. A transfer of $49.2 million from the balance increased the BSF to over $1 billion (or 5% of GRF revenue for the preceding FY). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

          In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from FY 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

          Then in late March 2001 the Governor announced OBM's new preliminary lowered revenue estimates for FY 2001 and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for FY 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending balance at June 30, 2001 were further reduction in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending balance of $188.2 million (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF fund balance that made that transfer necessary.

          CURRENT BIENNIUM. Ongoing and rigorous consideration has been given by the Governor and the General Assembly to revenues and expenditures for FYs 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

          Prior consideration was in three general time frames - the initial June 2001 biennial appropriation act, then late fall and early winter 2001, and then May 2002. Significant remedial steps have included authorization to draw down and use the entire Budget Stabilization Fund balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

          The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for the separate appropriations acts including lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

          That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on estimates and projections at the time of passage:

          - Authorized transfer up to $150 million from the BSF to the GRF for purposes of increasing moneys available to pay Medicaid expenses.
          - Appropriated an additional $10 million from the BSF to an emergency purposes fund.
          - Authorized transfer to the GRF in FY 2002 of the entire ($100 million) balance in the Family Services Stabilization Fund.

          The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls for FY 2002 of $709 million and of $763 million for current FY 2003.

          Executive and legislative actions were taken based on the then new OBM estimates, including:

          - The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

          - Then in December, the General assembly passed legislation, more significant aspects of which included:

                - Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $600 million).
                - Reallocating to the GRF a $260 million portion of tobacco settlement receipts in FYs 2020 and 2003, intended to be replenished from settlement receipts in FYs 2013 and 2014.
                - Reducing appropriation spending authorizations for the legislative and judicial branches.
                - Making certain tax-related changes (including accelerating the time for certain payments).
                - Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41 million in FY 2003. This participation has begun, although litigation has, to date unsuccessfully, sought to enjoin the authorization on State constitutional grounds, including a claim that the act's provisions violate the "one subject" requirement for legislation.

          Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes.

          These updated estimates of GRF revenue shortfalls were approximately $763 million in FY 2002 and $1.15 billion in FY 2003. Further executive and legislative actions were taken and are to be taken to ensure positive GRF fund balances for FY 2002 and for the biennium, based on estimates and projections at the time. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation, that provides for, among other things:

          - Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604 million) as needed in FYs 2002 and 2003, and of an additional $50 million of unclaimed funds to the GRF.

          - Reduction of the FY 2002 ending GRF balance by $50 million (to $100 million from its previously reduced budgeted level of $150 million).
          - Increased cigarette tax by 31(cent) per pack (to a total of 55(cent) a pack). The increase was estimated by OBM to produce approximately $283 million in FY 2003.
          - Transfers to the GRF of $345 million from tobacco settlement money received in FYs 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of additionally authorized $345 million in general obligation bonds.
          - Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was estimated by OBM to produce approximately $283 million in FY 2003.
          -     Selective additional appropriation cuts for certain departments.

          Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

          Several categories of FY 2002 GRF tax receipts were below those receipts in the prior FY. Overall, GRF tax receipts in FY 2002 were 1.1% below those in FY 2001. Collections through June of personal income taxes and corporate franchise taxes continued those tax collections below prior OBM estimates for the year.

          FY 2002 nevertheless did end with positive GRF balances of $108.3 million (fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.8 million). The FY ending BSF balance was $427.9 million, already committed and appropriated to GRF use if needed in 2003.

          On July 1, 2002, the first day of the new FY, the Governor ordered further cutbacks for FY 2003 in previously-authorized GRF spending (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. Annual cutbacks in some cases were as high as 15%, with actual amounts and manners to be determined by the agencies and departments in consultation with the OBM Director. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Expressly excluded from the cutback order are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

          OBM is currently projecting a positive GRF Fund balance at June 30, 2003. As discussed above the State is effectively precluded by law (including its Constitution) from ending a FY or a biennium in a "deficit" position.

          Additional appropriations actions, affecting most subdivisions and local libraries in the State, cap the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 essentially to the lesser of the equivalent monthly payment amounts in FYs 2000 and 2001 or the amounts that would have been authorized under the standard formula.

          Due to the continuing pendency of the school funding litigation (the State's motion for reconsideration has been granted) those revised estimates in FY 2002 did not include additional expenditures pursuant to the recent Supreme Court order; as noted below the motion requests reconsideration of the portion of the Court's order that would require an additional substantial but as yet undetermined amount in this biennium.


          The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


          By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. At July 1, 2002, over $2.80 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($49.2 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1.16 billion outstanding); (c) the conservation purposes bonds referred to below ($50 million outstanding); and (d) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($164.7 million outstanding, with no more than $50 million to be issued in any one year).

          A 1995 constitutional amendment extended the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

          A 1999 constitutional amendment authorizes State general obligation debt to pay costs of facilities for a system of common schools throughout the State ($699.9 million outstanding) and facilities for state supported and assisted institutions of higher education ($728.4 million outstanding).

          That 1999 amendment also provides that State general obligation debt and debt represented by other direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those then outstanding and new direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

          A 2000 constitutional amendment authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50 million in principal amount may be issued in any FY and not more than $200 million in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes are State general obligations, and those for revitalization purposes will be special obligations of the State payable from particular revenues and receipts designated by the General Assembly.

          The Constitution also authorizes the issuance for certain purposes of State obligations, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.4 billion of which were outstanding.

          In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements to be approximately $45 million (of which $40.7 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.


          A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).


          A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorizes student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

          State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


          Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2002) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts on voter-authorized income taxes, for significant portions of their budgets.

          In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that has long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:

          - Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion.


          - The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.


The Court granted the State's motion for reconsideration and clarification of the modification first listed above and of its retroactive application.

The Court's referral to a master commissioner of the issues raised in that motion (and any other issues the parties and the mediator considered appropriate issues for mediation) did not produce a resolution. Upon that commissioner's final March 2002 report, the matter returned to the Court's active docket for resolution.

          It is not possible at this time to state what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

          The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.


          A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts received approximately $3.8 million. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a catastrophic grant. In FY 2002, three districts received catastrophic grants totaling $2.56 million and one district received a solvency advance in the amount of $421,000.


          Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.


          For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Nine municipalities are in "fiscal emergency" status and three in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision is applied to three districts with four on preliminary "fiscal watch" status.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of ad valorem property taxes on particular property by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.


            SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIEs. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

            The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.


            The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established yet growing state with a diversified economy, and had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education, and financial institutions. Pennsylvania's workforce is estimated at 5.6 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities with the Commonwealth's basic and higher education statistics comparing favorably with other states in the nation.

            The Commonwealth is highly urbanized. Of the Commonwealth's 1990 census population, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the Commonwealth's total population. The population of Pennsylvania, the highest ever, 12.28 million people in 2001, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons between 45 years and 65 years.

            Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.6 percent, compared to a 0.7 percent rate for the Middle Atlantic region and 2.2 percent for the U.S. during the period 1991 through 2000. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 83.7 percent of total employment in 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 16.3 percent of 2000 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2000, the services sector accounted for 32.9 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.

            Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.2 percent in 2000. From 1996 through 2000, Pennsylvania's average annual unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States.

            Personal income in the Commonwealth for 2000 is $362.8 billion, an increase of 5.7 percent over the previous year. During the same period, national personal income increased at a rate of 5.8 percent. Based on the 2000 personal income estimates, per capita income for 2000 is at $29,533 in the Commonwealth as compared to per capita income in the United States of $29,451.

            At the end of the 2001 fiscal year, the unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $335.5 million. The surplus was higher than anticipated as a result of financial operations, appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred to the Tax Stabilization Reserve Fund, representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2001 fiscal year totaled $20,561.7 million, an increase of 1.4 percent over the prior fiscal year. Commonwealth tax revenues, net of an estimated $444.6 million of tax reductions, enacted with the fiscal 2001 budget, were constrained with slowing economic growth. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 2001 total $19,171.0 million, a 2.9 percent increase over expenditures during fiscal 2000.

            By law, the Governor must submit a balanced operating budget and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. The General Fund budget for the 2002 fiscal year included appropriations from Commonwealth revenues of $20,689.9 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $20,361.1 million. A draw down of the fiscal 2001 year-end unappropriated balance is intended to fund the difference between estimated revenues and projected spending. The level of proposed spending in the budget as enacted represents an increase of 3.5 percent over the spending authorized for fiscal 2001 of $19,910.8 million.

            Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of February 1, 2002, suits relating to the following matters: (i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the defendants were violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 and certain other provisions in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. Since then, the Governor and the Mayor of Philadelphia entered into an agreement resulting in the Philadelphia School District being designated as distressed under the School Code. Prior to that agreement, the governmental plaintiffs and defendants requested a stay until the end of October 2001. The non-governmental plaintiffs oppose the stay, and the District Court has yet to rule on it. No other activity has occurred in the District Court in the meantime. (iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination,
(2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The Department of Revenue has not yet announced a remedy, and PPG has filed a petition for reconsideration with the Court, which is currently pending. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. (iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. Twenty or more insurance companies have challenged the Department of Revenue's application or portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows the assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premium tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.

            In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of special revenue bonds on behalf of the City of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 2001. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $901.9 million in special revenue bonds outstanding as of June 30, 2001.

            Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P and Aa3 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB and BBB, respectively, by S&P and Baa2 and Baa1, respectively, by Moody's.

            SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications, particularly the Governor's Executive Budget for fiscal year 2002-2003, and from other sources relating to securities offerings of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.


            The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.


            Total State wage and salary employment is estimated to have declined by 0.2% in 2001. The rate of unemployment is estimated to have been 5.0% in 2001, substantially increased from the 3.4% rate of 2000. Personal income grew at an estimated 2.9% annual rate in 2001.

            During the six years prior to 2001, improvements in the Michigan economy resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion, but withdrawals in the period 2001-2003 are projected to leave the balance at September 30, 2003 in the range of $250 million.

            In 2001, the Michigan economy began to feel the effects of the downturn in the national economy. In mid 2001, the Michigan Legislature began making adjustments in State expenditures and projected revenues and continued to do so in 2002.

            The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar year 1977 State personal income (which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

            The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.


            The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2001, the State had approximately $1.03 billion of general obligation bonds outstanding.


            The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

            The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

            The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

            On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4% (since reduced to 4.2%), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. In 2002 the State began to impose an additional tax of $.50 per pack on cigarettes as part of its program to increase revenues to meet budgeted expenditures. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

            Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and impact the State's ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2002.


            A state economy during a recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

OTHER TAX-EXEMPT INSTRUMENTS


            Investments by the Tax-Free Bond Funds Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

PORTFOLIO TURNOVER

            The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.


            The Strategic Income Bond Fund had not commenced operations as of the date of this SAI and, consequently, has no portfolio turnover history. The Small/Mid Cap Value Fund recently commenced operations and has no significant portfolio turnover history. Under normal market conditions, the portfolio turnover rate for the Small/Mid Cap Value Fund and Strategic Income Bond Fund are not expected to exceed 150% and 100%, respectively, although these rates could be higher. Certain Funds may engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making portfolio changes in anticipation of expected movements in interest rates or security prices or in order to take advantage of what the Funds' Adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase a Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and increased expenses paid by a Fund due to transaction costs.



                             INVESTMENT LIMITATIONS

            Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

            No Fund may:

            1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

      (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

      (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

      (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

      (d) personal credit and business credit businesses will be considered separate industries.


            2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.


            3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


            4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

            5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

            6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.


            Each Fund other than the Aggressive Allocation, Conservative Allocation, Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may not:

            7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

            With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings.

            For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

            Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.



            In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

            No Fund may:


            1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC), including that each of the Aggressive Allocation and Conservative Allocation Funds, in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Armada group of investment companies.


            2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

            3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

            4. Purchase securities of companies for the purpose of exercising control.

            5. Invest more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.

            6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

            With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to each Fund's investments in other investment companies.

             The Funds do not intend to acquire securities issued by the Adviser, Distributor or their affiliates.



                                 NET ASSET VALUE

VALUATION OF THE MONEY MARKET FUNDS


            The Trust uses the amortized cost method to value shares in the Money Market Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.


            Each Money Market Fund invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


VALUATION OF DEBT SECURITIES


            Assets of the Funds (other than the Money Market Funds) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


VALUATION OF EQUITY SECURITIES

            In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES

            A Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

            Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

            In determining the net asset value of each of the Aggressive Allocation and Conservative Allocation Funds, the net asset value of the Underlying Funds' shares held by a Fund will be their net asset value at the time of the computation.

OTHER

            Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees.

            An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


            Shares in the Funds are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.


            The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

            As described in the applicable Prospectuses, Class I Shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Class A Shares of the non-money market funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge as described in the Prospectuses for Class A, Class B and Class H Shares. Class B Shares of the Money Market Fund and Tax Exempt Money Market

Fund are available to the holders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Money Market Fund or Tax Exempt Money Market Fund. Class B Shares of the Money Market Fund and Tax-Exempt Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class B Shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus for Class A, Class B and Class H Shares. Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class C Shares of the Funds are sold to public investors at net asset value but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class C Shares. Class H Shares of the Funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge (not applicable to the Money Market Fund) and are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase as described in the Prospectuses for Class A, Class B and Class H Shares. Class H Shares of the Money Market Fund are available to the holders of Class H Shares of another Fund who wish to exchange their Class H Shares of another Fund for Class H Shares of the Money Market Fund. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

            The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.

The Adviser pays commissions to dealers on new investments into the Equity, Fixed Income and Tax-Free Bond Funds as follows:

            1.00% on assets between $1 million and $5 million; plus 0.50% on assets between $5 million and $10 million; plus 0.25% on amounts over $10 million

            From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the prospectus, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.

         For the last three fiscal years, sales loads paid by shareholders of Class A Shares were as follows:



                                                                  FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                           2002             2001            2000
----                                                           ----             ----            ----
Core Equity Fund ...............................                              $ 22,936        $ 43,066
Equity Growth Fund .............................                              $ 49,305        $ 62,504
Equity Index Fund ..............................                              $ 23,375        $ 59,426
International Equity Fund ......................                              $ 25,457        $ 15,979
Large Cap Ultra Fund ...........................                              $ 20,018        $ 13,501
Large Cap Value Fund ...........................                              $ 18,187        $ 34,826
Mid Cap Growth Fund ............................                              $ 20,111        $  7,333
Small Cap Growth Fund ..........................                              $ 27,871        $ 12,023
Small Cap Value Fund ...........................                              $ 43,510        $ 17,231
Tax Managed Equity Fund ........................                              $ 66,614        $145,508
Aggressive Allocation Fund .....................                              $    406(1)      *
Balanced Allocation Fund .......................                              $ 19,554        $ 14,481
Conservative Allocation Fund ...................                              $      0(1)      *
Bond Fund ......................................                              $  1,278        $  3,909
GNMA Fund ......................................                              $  5,603        $  5,314
Intermediate Bond Fund .........................                              $  4,019        $  1,890
Limited Maturity Bond Fund .....................                              $  3,462        $    117
Total Return Advantage Fund ....................                              $  2,348        $  2,656
U.S. Government Income Fund ....................                              $  7,222        $    175
Michigan Municipal Bond Fund ...................                              $  6,564        $  1,331
National Tax Exempt Bond Fund ..................                              $  1,335        $      0
Ohio Tax Exempt Bond Fund ......................                              $ 11,639        $  2,234
Pennsylvania Municipal Bond Fund ...............                              $    275        $      0
Money Market Fund ..............................                              $      0        $      0


* Not in operation during the period.

(1) For the period March 6, 2001 (commencement of operations) to May 31, 2001.


         For the last three fiscal years, contingent deferred sales charges paid by Class B shareholders on redemptions of Class B Shares were as follows:



                                                                FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                           2002           2001            2000
----                                                           ----           ----            ----

Core Equity Fund ...............................                             $ 5,296         $17,826
Equity Growth Fund .............................                             $ 9,946         $ 8,350
Equity Index Fund ..............................                             $ 1,919         $     0
International Equity Fund ......................                             $ 8,179         $    69
Large Cap Ultra Fund ...........................                             $21,417         $51,816
Large Cap Value Fund ...........................                             $23,013         $ 5,740
Mid Cap Growth Fund ............................                             $10,069         $41,896
Small Cap Growth Fund ..........................                             $25,841         $ 2,098
Small Cap Value Fund ...........................                             $ 4,241         $   910
Tax Managed Equity Fund ........................                             $47,953         $46,891
Aggressive Allocation Fund .....................                             $     0(1)       *
Balanced Allocation Fund .......................                             $ 8,186         $ 2,585
Conservative Allocation Fund ...................                               *               *
Bond Fund ......................................                             $ 7,046         $ 6,941


                                                                FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                           2002           2001            2000
----                                                           ----           ----            ----

GNMA Fund ......................................                             $ 1,250         $     0
Intermediate Bond Fund .........................                             $ 2,618         $ 6,191
Limited Maturity Bond Fund .....................                             $ 1,247         $     0
Total Return Advantage Fund ....................                             $     0         $     0
U.S. Government Income Fund ....................                             $22,659         $85,391
Michigan Municipal Bond Fund ...................                             $ 2,070         $20,640
National Tax Exempt Bond Fund ..................                             $ 3,199         $   487
Money Market Fund ..............................                             $ 5,128         $   599

* Not in operation during the period.
(1) For the period May 8, 2001 (commencement of operations) to May 31, 2001.


         For the last three fiscal years, contingent deferred sales charges paid by Class C shareholders on redemptions of Class C Shares were as follows:




                                                                FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                           2002           2001            2000
----                                                           ----           ----            ----


Core Equity Fund ...................................                         $  0          $    0(1)
Equity Growth Fund .................................                         $ 99          $    0(2)
Equity Index Fund ..................................                         $327          $   19(3)
International Equity Fund ..........................                         $ 83          $    0(4)
Large Cap Ultra Fund ...............................                         $  0(5)        *
Large Cap Value Fund ...............................                         $200          $    0(2)
Mid Cap Growth Fund ................................                         $ 21(5)        *
Small Cap Growth Fund ..............................                         $  0          $   24(1)
Small Cap Value Fund ...............................                         $ 38          $    0(2)
Tax Managed Equity Fund ............................                         $260          $    0(6)
Aggressive Allocation Fund .........................                          *             *
Balanced Allocation Fund ...........................                         $142          $    0(7)
Conservative Allocation Fund .......................                         $  0(8)        *
Bond Fund ..........................................                         $ 57(9)        *
GNMA Fund ..........................................                         $ 27          $    0(2)
Intermediate Bond Fund .............................                         $274          $    0(10)
Limited Maturity Bond Fund .........................                         $ 28          $    0(2)
Total Return Advantage Fund ........................                         $  0(11)       *
U.S. Government Income Fund ........................                         $  0(12)       *
National Tax Exempt Bond Fund ......................                         $102          $1,000(13)
Ohio Tax Exempt Bond Fund ..........................                         $  0(14)       *
Pennsylvania Municipal Bond Fund ...................                         $  0          $1,000(13)
Money Market Fund ..................................                         $  0          $    0

*    Not in operation during the period.
(1) For the period January 20, 2000 (commencement of operations) through May 31, 2000.
(2) For the period January 27, 2000 (commencement of operations) through May 31, 2000.
(3) For the period January 17, 2000 (commencement of operations) through May 31, 2000.
(4) For the period January 5, 2000 (commencement of operations) through May 31, 2000.
(5) For the period June 15, 2000 (commencement of operations) through May 31, 2001.
(6) For the period January 10, 2000 (commencement of operations) through May 31, 2000.
(7) For the period April 20, 2000 (commencement of operations) through May 31, 2000.

(8)  For the period May 23, 2001 (commencement of operations) through May 31,
     2001.
(9) For the period June 12, 2000 (commencement of operations) through May 31, 2001.
(10) For the period May 30, 2000 (commencement of operations) through May 31, 2000.
(11) For the period October 3, 2000 (commencement of operations) through May 31, 2001.
(12) For the period June 21, 2000 (commencement of operations) through May 31, 2001.
(13) For the period February 24, 2000 (commencement of operations) through May 31, 2000.
(14) For the period June 23, 2000 (commencement of operations) through May 31, 2001.


         For the most recent fiscal year, contingent deferred sales charges paid by Class H shareholders on redemptions of Class H Shares were as follows:


                                                                            FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                                                        2002
----                                                                                        ----
Core Equity Fund.......................................................                      $ (1)
Equity Growth Fund.....................................................                      $ (1)
Equity Index Fund......................................................                      $ (1)
International Equity Fund..............................................                      $ (1)
Large Cap Ultra Fund...................................................                      $ (1)
Large Cap Value Fund...................................................                      $ (1)
Mid Cap Growth Fund....................................................                      $ (1)
Small Cap Growth Fund..................................................                      $ (1)
Small Cap Value Fund...................................................                      $ (1)
Tax Managed Equity Fund................................................                      $ (1)
Aggressive Allocation Fund.............................................                      $ (1)
Balanced Allocation Fund...............................................                      $ (1)
Conservative Allocation Fund...........................................                      $ (1)
Bond Fund..............................................................                      $ (1)
GNMA Fund..............................................................                      $ (1)
Intermediate Bond Fund.................................................                      $ (1)
Limited Maturity Bond Fund.............................................                      $ (1)
Total Return Advantage Fund............................................                      $ (1)
U.S. Government Income Fund............................................                      $ (1)
National Tax Exempt Bond Fund..........................................                      $ (1)
Ohio Tax Exempt Bond Fund..............................................                      $ (1)
Pennsylvania Municipal Bond Fund.......................................                      $ (1)
Money Market Fund......................................................                      $ (1)

*    Not in operation during the period.

(1)  For the period          , 2002 (commencement of operations) through
     May 31, 2002.


         Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 or Lehman Intermediate Government Index.

OFFERING PRICE PER CLASS A SHARE OF THE FUND


         An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2002, is as follows:


                                                                       CORE EQUITY FUND            EQUITY GROWTH FUND
                                                                       ----------------            ------------------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 5.50% of offering price
Offering to Public



                                                                          INTERNATIONAL                   LARGE CAP
                                                                           EQUITY FUND                    ULTRA FUND
                                                                           -----------                    ----------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 5.50% of offering price
Offering to Public



                                                                                                          LARGE CAP
                                                                                                          VALUE FUND
                                                                                                          ----------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 5.50% of offering price
Offering to Public


                                                                                                   EQUITY INDEX FUND
                                                                                                   -----------------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 3.75% of offering price
Offering to Public



                                                                                MID CAP                    SMALL CAP
                                                                            GROWTH FUND                  GROWTH FUND
                                                                            -----------                  -----------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 5.50% of offering price
Offering to Public



                                                                               SMALL CAP                 TAX MANAGED
                                                                              VALUE FUND                 EQUITY FUND
                                                                              ----------                 -----------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 5.50% of offering price
Offering to Public



                                                                             AGGRESSIVE                    CONSERVATIVE
                                                                        ALLOCATION FUND                 ALLOCATION FUND
                                                                        ---------------                 ---------------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 4.75% of offering price
Offering to Public



                                                                                BALANCED
                                                                         ALLOCATION FUND                   BOND FUND
                                                                         ---------------                   ---------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 4.75% of offering price
Offering to Public


                                                                                                        INTERMEDIATE
                                                                              GNMA FUND                    BOND FUND
                                                                              ---------                    ---------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 4.75% of offering price
Offering to Public



                                                                                                     LIMITED MATURITY
                                                                                                           BOND FUND
                                                                                                           ---------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 2.75% of offering price
Offering to Public



                                                                           TOTAL RETURN              U.S. GOVERNMENT
                                                                         ADVANTAGE FUND                  INCOME FUND
                                                                         --------------                  -----------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 4.75% of offering price
Offering to Public



                                                                               MICHIGAN                   NATIONAL TAX
                                                                    MUNICIPAL BOND FUND               EXEMPT BOND FUND
                                                                    -------------------               ----------------
Net Assets of A Shares
Outstanding A Shares
Net Asset Value Per Share
Sales Charge, 4.75% of offering price
Offering to Public



                                                                        OHIO TAX EXEMPT                    PENNSYLVANIA
                                                                              BOND FUND             MUNICIPAL BOND FUND
                                                                              ---------             -------------------

Net Assets of A shares
Outstanding A shares
Net Asset Value Per Share
Sales Charge, 3.00% of offering price
Offering to Public

         An illustration of the computation of the offering price per Class A share of the Small/Mid Cap Value Fund and Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:



                                                                                                        SMALL/MID CAP
                                                                                                           VALUE FUND
                                                                                                           ----------

Net Assets of A Shares                                                                                         $10.00
Outstanding A Shares                                                                                                1
Net Asset Value Per Share                                                                                      $10.00
Sales Charge, 5.50% of offering price                                                                            $.58
Offering to Public                                                                                             $10.58


                                                                                                            STRATEGIC
                                                                                                     INCOME BOND FUND
                                                                                                     ----------------
Net Assets of A Shares                                                                                         $10.00
Outstanding A Shares                                                                                                1
Net Asset Value Per Share                                                                                      $10.00
Sales Charge, 4.75% of offering price                                                                            $.50
Offering to Public                                                                                             $10.50


OFFERING PRICE PER CLASS H SHARE OF THE FUND


         An illustration of the computation of the offering price per Class H Share of the Funds, based = on the value of each Fund's net assets and number of outstanding shares on May 31, 2002, is as follows:


                                                                 CORE EQUITY FUND             EQUITY GROWTH FUND
                                                                 ----------------             ------------------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public



                                                                  INTERNATIONAL                   LARGE CAP
                                                                    EQUITY FUND                   ULTRA FUND
                                                                    -----------                   ----------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public


                                                                    LARGE CAP
                                                                    VALUE FUND                EQUITY INDEX FUND
                                                                    ----------                -----------------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public



                                                                     MID CAP                      SMALL CAP
                                                                   GROWTH FUND                   GROWTH FUND
                                                                   -----------                   -----------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public



                                                                     SMALL CAP                   TAX MANAGED
                                                                    VALUE FUND                   EQUITY FUND
                                                                    ----------                   -----------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public



                                                                    AGGRESSIVE                   CONSERVATIVE
                                                                  ALLOCATION FUND               ALLOCATION FUND
                                                                  ---------------               ---------------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public



                                                                     BALANCED
                                                                  ALLOCATION FUND                 BOND FUND
                                                                  ---------------                 ---------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public


                                                                                                INTERMEDIATE
                                                                    GNMA FUND                     BOND FUND
                                                                    ---------                     ---------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public



                                                                LIMITED MATURITY                TOTAL RETURN
                                                                    BOND FUND                  ADVANTAGE FUND
                                                                    ---------                  --------------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public



                                                                                                  MICHIGAN
                                                                 U.S. GOVERNMENT                  MUNICIPAL
                                                                   INCOME FUND                    BOND FUND
                                                                   -----------                    ---------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public



                                                                   NATIONAL TAX              OHIO TAX EXEMPT
                                                                 EXEMPT BOND FUND               BOND FUND
                                                                 ----------------               ---------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public

                                                        PENNSYLVANIA
                                                    MUNICIPAL BOND FUND
                                                    -------------------
Net Assets of H Shares
Outstanding H Shares
Net Asset Value Per Share
Sales Charge, 1.00% of offering price
Offering to Public


         An illustration of the computation of the offering price per Class H share of the Small/Mid Cap Value Fund and Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:


                                                                  SMALL/MID CAP                  STRATEGIC
                                                                    VALUE FUND                 INCOME BOND FUND
                                                                    ----------                 ----------------
Net Assets of H Shares                                                     $100                          $100
Outstanding H Shares                                                         10                            10
Net Asset Value Per Share                                                $10.00                        $10.00
Sales Charge, 1.00% of offering price                                     $0.10                         $0.10
Offering to Public                                                       $10.10                        $10.10



EXCHANGE PRIVILEGE

         Investors may exchange all or part of their Class A Shares, Class B Shares, Class C Shares or Class H Shares as described in the applicable Prospectus. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

         By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class B Shares, Class C Shares or Class H Shares and the account number. The Transfer Agent's records of such instructions are binding.



                              DESCRIPTION OF SHARES


         The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series, which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

Core Equity Fund
         Class W                                              Class I Shares
         Class W - Special Series 1                           Class A Shares
         Class W - Special Series 2                           Class B Shares
         Class W - Special Series 3                           Class C Shares
         Class W - Special Series 4                           Class H Shares
Equity Growth Fund
         Class H                                              Class I Shares
         Class H - Special Series 1                           Class A Shares
         Class H - Special Series 2                           Class B Shares
         Class H - Special Series 3                           Class C Shares
         Class H - Special Series 4                           Class H Shares
Equity Index Fund
         Class V                                              Class I Shares
         Class V - Special Series 1                           Class A Shares
         Class V - Special Series 2                           Class B Shares
         Class V - Special Series 3                           Class C Shares
         Class V - Special Series 4                           Class H Shares
International Equity Fund
         Class U                                              Class I Shares
         Class U - Special Series 1                           Class A Shares
         Class U - Special Series 2                           Class B Shares
         Class U - Special Series 3                           Class C Shares
         Class U - Special Series 4                           Class H Shares
Large Cap Ultra Fund
         Class II                                             Class I Shares
         Class II - Special Series 1                          Class A Shares
         Class II - Special Series 2                          Class B Shares
         Class II - Special Series 3                          Class C Shares
         Class II - Special Series 4                          Class H Shares
Large Cap Value Fund
         Class M                                              Class I Shares
         Class M - Special Series 1                           Class A Shares
         Class M - Special Series 2                           Class B Shares
         Class M - Special Series 3                           Class C Shares
         Class M - Special Series 4                           Class H Shares

Mid Cap Growth Fund

         Class GG                                             Class I Shares
         Class GG - Special Series 1                          Class A Shares
         Class GG - Special Series 2                          Class B Shares
         Class GG - Special Series 3                          Class C Shares
         Class GG - Special Series 4                          Class H Shares
Small Cap Growth Fund
         Class X                                              Class I Shares
         Class X - Special Series 1                           Class A Shares
         Class X - Special Series 2                           Class B Shares
         Class X - Special Series 3                           Class C Shares
         Class X - Special Series 4                           Class H Shares
Small Cap Value Fund
         Class N                                              Class I Shares
         Class N - Special Series 1                           Class A Shares
         Class N - Special Series 2                           Class B Shares
         Class N - Special Series 3                           Class C Shares
         Class N - Special Series 4                           Class H Shares

Small/Mid Cap Value Fund
         Class PP                                             Class I Shares
         Class PP - Special Series 1                          Class A Shares
         Class PP - Special Series 2                          Class B Shares
         Class PP - Special Series 3                          Class C Shares
         Class PP - Special Series 4                          Class H Shares

Bond Fund
         Class R                                              Class I Shares
         Class R - Special Series 1                           Class A Shares
         Class R - Special Series 2                           Class B Shares
         Class R - Special Series 3                           Class C Shares
         Class R - Special Series 4                           Class H Shares
GNMA Fund
         Class S                                              Class I Shares
         Class S - Special Series 1                           Class A Shares
         Class S - Special Series 2                           Class B Shares
         Class S - Special Series 3                           Class C Shares
         Class S - Special Series 4                           Class H Shares
Intermediate Bond Fund
         Class I                                              Class I Shares
         Class I - Special Series 1                           Class A Shares
         Class I - Special Series 2                           Class B Shares
         Class I - Special Series 3                           Class C Shares
         Class I - Special Series 4                           Class H Shares
Limited Maturity Bond Fund
         Class O                                              Class I Shares

         Class O - Special Series 1                           Class A Shares
         Class O - Special Series 2                           Class B Shares
         Class O - Special Series 3                           Class C Shares
         Class O - Special Series 4                           Class H Shares
Strategic Income Bond Fund
         Class MM                                             Class I Shares
         Class MM - Special Series 1                          Class A Shares
         Class MM - Special Series 2                          Class B Shares
         Class MM - Special Series 3                          Class C Shares
         Class MM - Special Series 4                          Class H Shares
Total Return Advantage Fund
         Class P                                              Class I Shares
         Class P - Special Series 1                           Class A Shares
         Class P - Special Series 2                           Class B Shares
         Class P - Special Series 3                           Class C Shares
         Class P - Special Series 4                           Class H Shares
U.S. Government Income Fund
         Class DD                                             Class I Shares
         Class DD - Special Series 1                          Class A Shares
         Class DD - Special Series 2                          Class B Shares
         Class DD - Special Series 3                          Class C Shares
         Class DD - Special Series 4                          Class H Shares
Michigan Municipal Bond Fund
         Class HH                                             Class I Shares
         Class HH - Special Series 1                          Class A Shares
         Class HH - Special Series 2                          Class B Shares
         Class HH - Special Series 3                          Class C Shares
         Class HH - Special Series 4                          Class H Shares
National Tax Exempt Bond Fund
         Class L                                              Class I Shares
         Class L - Special Series 1                           Class A Shares
         Class L - Special Series 2                           Class B Shares
         Class L - Special Series 3                           Class C Shares
         Class L - Special Series 4                           Class H Shares
Ohio Tax Exempt Bond Fund
         Class K                                              Class I Shares
         Class K - Special Series 1                           Class A Shares
         Class K - Special Series 2                           Class B Shares
         Class K - Special Series 3                           Class C Shares
         Class K - Special Series 4                           Class H Shares
Pennsylvania Municipal Bond Fund
         Class T                                              Class I Shares
         Class T - Special Series 1                           Class A Shares
         Class T - Special Series 2                           Class B Shares

         Class T - Special Series 3                           Class C Shares
         Class T - Special Series 4                           Class H Shares
Government Money Market Fund
         Class B                                              Class I Shares
         Class B - Special Series 1                           Class A Shares
Money Market Fund
         Class A                                              Class I Shares
         Class A - Special Series 1                           Class A Shares
         Class A - Special Series 2                           Class B Shares
         Class A - Special Series 3                           Class C Shares
         Class A - Special Series 4                           Class H Shares
Ohio Municipal Money Market Fund
         Class BB                                             Class I Shares
         Class BB - Special Series 1                          Class A Shares
Pennsylvania Tax Exempt Money Market Fund
         Class Q                                              Class I Shares
         Class Q - Special Series 1                           Class A Shares
Tax Exempt Money Market Fund
         Class D                                              Class I Shares
         Class D - Special Series 1                           Class A Shares
         Class D - Special Series 2                           Class B Shares
Treasury Money Market Fund
         Class C                                              Class I Shares
         Class C - Special Series 1                           Class A Shares
Treasury Plus Money Market Fund
         Class CC                                             Class I Shares
         Class CC - Special Series 1                          Class A Shares




         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.


         Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, only Class B Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class B Shares, only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares and only Class H Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class H Shares.

         Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.


                     ADDITIONAL INFORMATION CONCERNING TAXES


         The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.


         Each Fund of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.


         If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

         A Fund may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2002-2003, the withholding rate is 30%.


         The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

         Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS AND THE OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS.

         As described above and in the Prospectuses, the Tax-Free Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

         The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

         Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

ADDITIONAL TAX INFORMATION CONCERNING THE OHIO TAX EXEMPT BOND AND OHIO MUNICIPAL MONEY MARKET FUNDS

         The Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds are not subject to the Ohio personal income or school district or municipal income taxes in Ohio. The Funds are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Funds timely file the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

         Shareholders of the Funds otherwise subject to Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Funds ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

         Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent "exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

         Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

         It is assumed for purposes of this discussion of Ohio taxes that each Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least

50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.

ADDITIONAL TAX INFORMATION CONCERNING THE PENNSYLVANIA MUNICIPAL BOND AND PENNSYLVANIA TAX EXEMPT MONEY MARKET FUNDS

         Shareholders of the Pennsylvania Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

         Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

                                    * * * * *

         The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.



                              TRUSTEES AND OFFICERS

         The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                           Number of
                                                                                           Portfolios in
                                 Position(s)       Served in                               Fund Complex(2)
        Name, Address,           Held with        Position      Principal Occupation(s)     Overseen by      Other Directorships
     Date of Birth and Age        the Trust         Since(1)      During Past 5 Years          Trustee         Held by Trustee(3)
     ---------------------        ---------         -----         -------------------          -------         ---------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------

Robert D. Neary                  Chairman of       February    Retired Co-Chairman of             36       Chairman of the Board and
32980 Creekside Drive            the Board and       1996      Ernst & Young, April 1984                   Trustee, The Armada
Pepper Pike, OH  44124           Trustee                       to September 1993;                          Advantage Fund, since
Date of Birth: 9/30/33                                         Director, Cold Metal                        1998.
Age: 69                                                        Products, Inc., since
                                                               March 1994; Director,
                                                               Strategic Distribution,
                                                               Inc., since January
                                                               1999;   Director,
                                                               Commercial Metals Company
                                                               since March 2001.

John F. Durkott                  Trustee          November     President and Chief                36        Trustee, The Armada
c/o Kittle's Home                                    1993      Executive Officer,                           Advantage Fund, since
Furnishings Center, Inc.                                       Kittle's Home Furnishings                    1998.
8600 Allisonville Road                                         Center, Inc., since
Indianapolis, IN  46250                                        January 1982; partner,
Date of Birth:  7/11/44                                        Kittle's Bloomington
Age: 58                                                        Properties LLC, since
                                                               January 1981; partner,
                                                               KK&D LLC, since
                                                               January 1989;
                                                               partner, KK&D II
                                                               LLC, since
                                                               February 1998
                                                               (affiliated real
                                                               estate companies
                                                               of Kittle's Home
                                                               Furnishings
                                                               Center, Inc.).

Robert J. Farling                Trustee          November     Retired Chairman,                  36        Trustee, The Armada
1608 Balmoral Way                                   1997       President and Chief                          Advantage Fund, since
Westlake, OH  44145                                            Executive Officer,                           1998.
Date of Birth: 12/4/36                                         Centerior Energy (electric
Age:  65                                                       utility), March 1992 to
                                                               October 1997; Director,
                                                               National City Bank until
                                                               October 1997; Director,
                                                               Republic Engineered
                                                               Steels, October 1997
                                                               to September 1998.

Richard W. Furst                 Trustee           June 1990   Garvice D. Kincaid                 36         Trustee, The Armada
2133 Rothbury Road                                             Professor of Finance and                      Advantage Fund, since
Lexington, KY  40515                                           Dean, Gatton College of                       1998.
Date of Birth: 9/13/38                                         Business and Economics,
Age:  64                                                       University of Kentucky,
                                                               since 1981.

                                                                                           Number of
                                                                                           Portfolios in
                                 Position(s)       Served in                               Fund Complex(2)
        Name, Address,           Held with        Position      Principal Occupation(s)     Overseen by      Other Directorships
     Date of Birth and Age        the Trust         Since(1)      During Past 5 Years          Trustee         Held by Trustee(3)
     ---------------------        ---------         -----         -------------------          -------         ---------------
------------------------------------------------------------------------------------------------------------------------------------
Gerald L. Gherlein               Trustee          November     Retired; Executive                 36       Trustee, The Armada
3679 Greenwood Drive                                1997       Vice-President and General                  Advantage Fund, since
Pepper Pike, OH  44124                                         Counsel, Eaton Corporation                  1998.
Date of Birth:   2/16/38                                       (global manufacturing),
Age:  64                                                       1991 to March 2000.

J. William Pullen                Trustee           May 1993    President and Chief                36       Trustee, The Armada
Whayne Supply Company                                          Executive Officer, Whayne                   Advantage Fund, since
1400 Cecil Avenue                                              Supply Co. (engine and                      1998.
P.O. Box 35900                                                 heavy equipment
Louisville, KY 40232-5900                                      distribution), since 1986.
Date of Birth: 4/24/39
Age:  63

INTERESTED TRUSTEE
------------------

Herbert R. Martens, Jr.(4)       President and    November     Executive Vice President,          36       Trustee, The Armada
c/o NatCity Investments, Inc.    Trustee            1997       National City Corporation                   Advantage Fund, since
1965 East Sixth Street                                         (bank holding company),                     1998.
Suite 800                                                      since July 1997; Chairman,
Cleveland, OH  44114                                           President and Chief
Date of Birth:  8/6/52                                         Executive Officer, NatCity
Age:  50                                                       Investments, Inc.
                                                               (investment banking),
                                                               since July 1995; President
                                                               and Chief Executive
                                                               Officer, Raffensberger,
                                                               Hughes & Co. (broker-dealer)
                                                               from 1993 until 1995; President,
                                                               Reserve Capital Group,
                                                               from 1990 until 1993.

OFFICERS
--------

W. Bruce McConnel(5)             Secretary       August 1985   Partner, Drinker Biddle &          N/A            N/A
One Logan Square                                               Reath LLP, Philadelphia,
18th and Cherry Streets                                        Pennsylvania (law firm)
Philadelphia, PA   19103-6996
Date of Birth:  2/7/43
Age:  59

                                                                                           Number of
                                                                                           Portfolios in
                                 Position(s)       Served in                               Fund Complex(2)
        Name, Address,           Held with        Position      Principal Occupation(s)     Overseen by      Other Directorships
     Date of Birth and Age        the Trust         Since(1)      During Past 5 Years          Trustee         Held by Trustee(3)
     ---------------------        ---------         -----         -------------------          -------         ---------------
------------------------------------------------------------------------------------------------------------------------------------
Christopher F. Salfi(5)          Treasurer        August 2001  Director of Funds                  N/A            N/A
530 E. Swedesford Road                                         Accounting, SEI
Wayne, PA   19087                                              Investments Co., since
Date of Birth: 11/28/63                                        January 1998; Fund
Age:  38                                                       Accounting Manager, SEI
                                                               Investments Co., 1994 to
                                                               1997.


Timothy D. Barto(5)               Assistant       May 2000     Vice President and                 N/A            N/A
One Freedom Valley Drive          Treasurer                    Assistant Secretary, SEI
Oaks, PA  19456                                                Investments Mutual Funds
Date of Birth: 3/28/68                                         Services and SEI
Age:  34                                                       Investments Distribution
                                                               Co., since 1999;
                                                               Associate, Dechert Price &
                                                               Rhoads (law firm), 1997 to
                                                               1999; Associate, Richter,
                                                               Miller & Finn (law firm),
                                                               1994 to 1997.


--------------------
(1) Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.
(2) The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. In addition to the Trust, each trustee serves as a trustee of The Armada Advantage Fund. Mr. Neary and Mr. Martens serve as Chairman and President, respectively, of both the Trust and The Armada Advantage Fund. The number of portfolios overseen by the trustees includes 31 portfolios of the Trust and 5 portfolios of The Armada Advantage Fund that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(4) Mr. Martens is considered to be an "interested person" of the Trust as defined in the 1940 Act because (1) he is an Executive Vice President of National City Corporation ("NCC"), the indirect parent corporation to the Adviser, which receives fees as investment adviser to the Trust, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.
(5) Mr. McConnel, Mr. Salfi and Mr. Barto also serve as Secretary, Treasurer and Assistant Treasurer, respectively, of The Armada Advantage Fund.

         Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, and as President and Chief Executive Officer of NatCity Investments, Inc., which is under common control with the Adviser. Mr. Salfi and Mr. Barto are employed by SEI Investments Mutual Funds Services, which serves as Administrator to the Trust. Mr. Barto is also employed by SEI Investments Distribution Co., which serves as Distributor to the Trust. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.

NOMINATING COMMITTEE

         The Board of Trustees has established a standing Nominating Committee which includes all trustees who are not "interested persons *Mr. Martens is considered by the Trust to be an "interested person" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee held no meetings during the last fiscal year. The Nominating Committee has not set any procedures pursuant to which the Trust's security holders can submit nominees for consideration for Board vacancies.

TRUSTEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each trustee in the Funds and the Armada fund family in the aggregate.

INDEPENDENT TRUSTEES

----------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                       DOLLAR RANGE OF                 PORTFOLIOS IN ARMADA FUND
NAME OF TRUSTEE/FUND                           EQUITY SECURITIES IN THE FUNDS(1)       FAMILY(2) OVERSEEN BY TRUSTEE
--------------------                           ------------------------------          -----------------------------
----------------------------------------------------------------------------------------------------------------------
Robert D. Neary                                                                               Over $100,000
  Ohio Tax Exempt Bond Fund                             Over $100,000
  Ohio Municipal Money Market Fund                      Over $100,000
John F. Durkott                                                                               $1 - $10,000
  Equity Growth Fund                                     $1 - $10,000
Robert J. Farling                                                                             Over $100,000
  Equity Growth Fund                                    Over $100,000
  Equity Index Fund                                   $10,001 - $50,000
  Large Cap Ultra Fund                                $10,001 - $50,000
  Mid Cap Growth Fund                                 $10,001 - $50,000
  Small Cap Growth Fund                               $10,001 - $50,000
  Tax Managed Equity Fund                             $10,001 - $50,000
  Money Market Fund                                     Over $100,000
Richard W. Furst                                                                            $10,001 - $50,000
  Core Equity Fund                                       $1 - $10,000
  Equity Index Fund                                   $10,001 - $50,000
  Tax Managed Equity Fund                             $10,001 - $50,000
  Total Return Advantage Fund                            $1 - $10,000
Gerald L. Gherlein                                                                            Over $100,000
  Money Market Fund                                     Over $100,000
J. William Pullen                                                                          $50,001 - $100,000
  Core Equity Fund                                       $1 - $10,000
  Equity Growth Fund                                  $10,000 - $50,000
  Equity Index Fund                                   $10,000 - $50,000
  International Equity Fund                              $1 - $10,000
  Small Cap Value Fund                                $10,001 - $50,000

INTERESTED TRUSTEE

----------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                       DOLLAR RANGE OF                 PORTFOLIOS IN ARMADA FUND
NAME OF TRUSTEE/FUND                           EQUITY SECURITIES IN THE FUNDS(1)       FAMILY(2) OVERSEEN BY TRUSTEE
--------------------                           ------------------------------          -----------------------------
----------------------------------------------------------------------------------------------------------------------
Herbert R. Martens, Jr.                                   None                                 None

--------------------------
(1) Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2001.

(2) Includes the Trust and The Armada Advantage Fund. As of December 31, 2001, the Trust offered for sale shares in 31 portfolios and The Armada Advantage Fund offered for sale shares in 5 portfolios.

         The trustees and officers As of the date of this SAI, the trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.each class of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.

MATERIAL INTEREST OF INDEPENDENT TRUSTEE

         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $10 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2000 through December 31, 2001 was $6 million. The balance outstanding as of December 31, 2001 was $3.2 million. Interest is charged at a fluctuating rate equal to National City Bank's prime rate or at a fixed rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

BOARD COMPENSATION

         Effective February 20, 2002, with respect to the Trust and The Armada Advantage Fund, each trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $16,000 per annum for services in such capacity. Prior to February 20, 2002, each trustee received an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings, with the Chairman entitled to receive an additional fee of $5,000.

         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

         The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2002:


                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      from the Trust and
Person, Position                     from the Trust   the Trust's Expense    Retirement         Fund Complex*
----------------                     --------------   -------------------    ----------         ------------------
INDEPENDENT TRUSTEES

Robert D. Neary,
Chairman and Trustee                        $                  $0                  $0                     $

John F. Durkott, Trustee                    $                  $0                  $0                     $

Robert J. Farling, Trustee                  $                  $0                  $0                     $

Richard W. Furst, Trustee                   $                  $0                  $0                     $

Gerald L. Gherlein, Trustee                 $                  $0                  $0                     $0

J. William Pullen, Trustee                  $                  $0                  $0                     $

INTERESTED TRUSTEE

Herbert R. Martens, Jr.,
President and Trustee                        $0                $0                  $0                     $0



---------------------

* Each Trustee serves as a trustee of the Trust and The Armada Advantage Fund, which as of May 31, 2002, together offered for sale shares of 30 investment portfolios.36 investment portfolios.


CODE OF ETHICS


         The Trust, the Adviser and the Distributor have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics are on file with, and available from, the SEC's Public Reference Room in Washington, D.C.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.


                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS


ADVISORY AGREEMENTS


         The Adviser serves as investment adviser to the: (a) International Equity, Small Cap Value, Small Cap Growth, Equity Index, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds under an Advisory Agreement dated April 9, 1998; (b) Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Pennsylvania Municipal Bond, National Tax Exempt Bond, Intermediate Bond, GNMA, Bond, Equity Growth, Large Cap Value, Ohio Tax Exempt Bond and Tax Exempt Municipal Money Market Funds under an Advisory Agreement dated November 19, 1997; (c) Core Equity, Limited Maturity Bond and Total Return Advantage Funds under an Advisory Agreement dated March 6, 1998; (d) Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds under an Advisory Agreement dated June 9, 2000; (e) Aggressive Allocation and Conservative Allocation Funds under an Advisory Agreement dated

March 5, 2001; and (f) Small/Mid Cap Value Fund under an Advisory Agreement dated June 28, 2002. The Strategic Income Bond Fund will enter into an Advisory Agreement with the Adviser effective at the time each Fund commences operations. The Adviser is a wholly owned subsidiary of National City Corporation, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

         For services performed under the Advisory Agreements, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses. During the last three fiscal years, the Trust incurred advisory fees, net of fee waivers, as set forth below:




                                                                   FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                           2002              2001              2000
----                                                           ----              ----              ----
Core Equity Fund ..............................                               $ 1,036,852       $ 1,178,813
Equity Growth Fund ............................                               $ 9,853,877       $11,127,549
Equity Index Fund .............................                               $   663,699       $   719,779
International Equity Fund .....................                               $ 7,739,311       $ 3,743,257
Large Cap Ultra Fund(1) .......................                               $ 2,029,196       $ 3,313,382
Large Cap Value Fund ..........................                               $ 5,338,830       $ 3,920,942
Mid Cap Growth Fund(1) ........................                               $ 2,944,085       $ 3,834,987
Small Cap Growth Fund .........................                               $ 3,641,268       $ 1,304,010
Small Cap Value Fund ..........................                               $ 4,485,035       $ 2,991,781
Tax Managed Equity Fund .......................                               $ 2,031,040       $ 2,069,464
Aggressive Allocation Fund ....................                               $         0(2)              *
Balanced Allocation Fund ......................                               $ 1,561,585       $   592,684
Conservative Allocation Fund ..................                               $         0(2)              *
Bond Fund .....................................                               $ 4,927,596       $ 2,061,012
GNMA Fund .....................................                               $   706,765       $   587,315
Intermediate Bond Fund ........................                               $ 1,455,239       $ 1,231,299
Limited Maturity Bond Fund ....................                               $   676,940       $   304,231
Total Return Advantage Fund ...................                               $ 1,265,621       $ 1,154,130
U.S. Government Income Fund(1).................                               $   896,677       $   950,408
Michigan Municipal Bond Fund(1)................                               $   667,101       $ 1,074,133
National Tax Exempt Bond Fund .................                               $   653,853       $   341,765
Ohio Tax Exempt Bond Fund .....................                               $   677,697       $   640,475
Pennsylvania Municipal Bond Fund ..............                               $   182,492       $   147,815
Government Money Market Fund ..................                               $ 4,802,725       $ 3,949,786
Money Market Fund .............................                               $12,602,505       $ 9,565,355
Ohio Municipal Money Market Fund ..............                               $   306,555       $   237,022
Pennsylvania Tax Exempt Money Market Fund .....                               $   250,943       $   200,000
Tax Exempt Money Market Fund ..................                               $ 1,106,035       $   890,875
Treasury Money Market Fund ....................                               $ 1,067,722       $ 1,072,558
Treasury Plus Money Market Fund(2) ............                               $   622,922       $   864,032

------------------------

* Not in operation during the period.

(1) Advisory fees shown in the tables above for the Large Cap Ultra, Mid Cap Growth, Michigan Municipal Bond, U.S. Government Income and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
(2)  For the Period March 6, 2001 (commencement of operations) to May 31, 2001.


         During the last three fiscal years, advisory fees were waived as set forth below:



                                                                   FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                           2002              2001           2000
----                                                           ----              ----           ----
Core Equity Fund ..............................                               $        0       $        0
Equity Growth Fund ............................                               $        0       $        0
Equity Index Fund .............................                               $  498,280       $  619,477
International Equity Fund .....................                               $        0       $        0
Large Cap Ultra Fund(1) .......................                               $        0       $        0
Large Cap Value Fund ..........................                               $        0       $        0
Mid Cap Growth Fund(1) ........................                               $        0       $        0
Small Cap Growth Fund .........................                               $        0       $        0
Small Cap Value Fund ..........................                               $        0       $        0
Tax Managed Equity Fund .......................                               $        0       $        0
Aggressive Allocation Fund ....................                               $    2,824(2)       *
Balanced Allocation Fund ......................                               $        0       $        0
Conservative Allocation Fund ..................                               $    2,887(2)       *
Bond Fund .....................................                               $        0       $   55,388
GNMA Fund .....................................                               $        0       $        0
Intermediate Bond Fund ........................                               $  545,699       $  461,741
Limited Maturity Bond Fund ....................                               $  193,342       $   86,921
Total Return Advantage Fund ...................                               $  723,504       $  659,510
U.S. Government Income Fund(1) ................                               $        0       $  191,061
Michigan Municipal Bond Fund(1) ...............                               $  250,141       $  134,996
National Tax Exempt Bond Fund .................                               $  245,682       $  222,217
Ohio Tax Exempt Bond Fund .....................                               $  255,263       $  426,963
Pennsylvania Municipal Bond Fund ..............                               $   68,435       $   91,469
Government Money Market Fund ..................                               $1,920,667       $1,579,899
Money Market Fund .............................                               $5,045,357       $3,827,616
Ohio Municipal Money Market Fund ..............                               $  411,414       $  316,036
Pennsylvania Tax Exempt Money Market Fund .....                               $  417,235       $  333,324
Tax Exempt Money Market Fund ..................                               $1,473,983       $1,189,864
Treasury Money Market Fund ....................                               $  213,146       $  214,514
Treasury Plus Money Market Fund(1) ............                               $        0       $        0

-----------------------------

*    Not in operation during the period.
(1) Advisory fee waivers shown in the table above for the Large Cap Ultra, Mid Cap Growth, Michigan Municipal Bond, U.S. Government Income and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada applied to the corresponding Parkstone Continuing Funds.
(2)  For the Period March 6, 2001 (commencement of operations) to May 31, 2001.


         Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the

Advisory Agreements in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund. The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Armada Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.

         Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

         Each Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Funds to which it relates from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Funds (as defined by the 1940 Act) and a majority of the trustees who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. An Advisory Agreement may be terminated by the Trust or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.


ANNUAL BOARD APPROVAL OF ADVISORY AGREEMENTS

         At a meeting held on August 22, 2001, the Trust's Board of Trustees, including the Independent Trustees, approved the continuation of the Advisory Agreements for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services, experience and qualifications. The information considered by the trustees included (i) the history, organization and client base of the Adviser, (ii) fee arrangements for the Funds and comparative industry fee and expense data, (iii) any incidental non-monetary benefits realized through the Adviser's relationship with the Funds, (iv) the investment performance for the Funds, (v) ancillary services provided by the Adviser and its affiliates, (vi) any economies of scale realized by the Adviser and the Funds, and (vii) the Adviser's direct and indirect costs incurred in providing advisory services. The trustees reviewed additional information concerning the investment philosophy, techniques and strategies employed by the Adviser in managing the Fund and the Adviser's compliance procedures and controls. Lipper Analytical Services prepared an analysis for the trustees comparing each Fund's advisory fees and total expenses to averages for the universe of mutual funds for each Fund's asset class and Lipper category. The Board also considered a report on soft dollar commissions which included information on brokers, the total commissions paid for each Fund for the period July 1, 2000 through June 30, 2001, the various research and other services obtained with soft dollar commissions, and the Adviser's policies for budgeting and allocating soft dollar payments.

         After reviewing this information and such other matters as the trustees considered necessary to the exercise of their reasonable business judgment, the Board and Independent Trustees unanimously concluded that the compensation payable under the Advisory Agreements was fair and equitable with respect to each Fund and approved the continuation of the Advisory Agreements.


ADMINISTRATION SERVICES


         The Trust has entered into a co-administration agreement with SEI Investments Mutual Fund Services ("SIMFS") and National City Bank ("NCB" and, together with SIMFS, the "Co-Administrators") effective as of August 1, 2000, as amended (the "Co-Administration Agreement"), pursuant to which SIMFS and NCB have agreed to serve as Co-Administrators to the Trust. Prior to August 1, 2000, SIMFS served as sole administrator to the Trust pursuant to an advisory agreement dated as of May 1, 1998 (the "SIMFS Administration Agreement"). Also prior to August 1, 2000, NCB provided sub-administration services to the Trust pursuant to a sub-administration agreement between SIMFS and NCB dated as of May 1, 1998 (the "Sub-Administration Agreement"). SIMFS paid NCB fees for its services under the Sub-

Administration Agreement. The Trust paid no fees directly to NCB for sub-administration services. Prior to January 1, 2000, BISYS Fund Services served as administrator to the Parkstone Continuing Funds. On January 1, 2000, SIMFS became administrator to the Parkstone Continuing Funds. BISYS continued to provide fund accounting services to the Parkstone Continuing Funds until April 3, 2000 when SIMFS assumed full responsibilities as administrator.

         The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.


         SIMFS, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in SIMFS. SEI Investments and its affiliates, including SIMFS, provide evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. NCB, which is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser, has its principal offices at 1900 East Ninth Street, Cleveland, Ohio, 04414.

         Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all of the Trust's funds:



                                                       AGGREGATE       PORTION ALLOCATED       PORTION ALLOCATED
          COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE          TO SIMFS                 TO NCB
          ---------------------------------           -----------          --------                 ------
          Up to $16 billion...........................   0.070%             0.050%                  0.020%
          From $16 to 20 billion......................   0.070%             0.040%                  0.030%
          Over $20 billion............................   0.065%             0.035%                  0.030%


         During the fiscal years ended May 31, 2002, 2001 and 2000 the Trust paid to SIMFS administration fees, net of fees waivers, as set forth below. Fees paid for the periods prior to August 1, 2000 were paid entirely to SIMFS which paid sub-administration fees to NCB:


FUND                                                          2002               2001                 2000
----                                                          ----               ----                 ----
Core Equity Fund ...........................                                  $   96,773           $  110,023
Equity Growth Fund .........................                                  $  919,621           $1,038,577
Equity Index Fund ..........................                                  $  232,329           $  267,854
International Equity Fund ..................                                  $  470,937           $  227,436
                                                                                                   $  168,898(2)
Large Cap Ultra Fund(1) ....................                                  $  193,202
Large Cap Value Fund .......................                                  $  498,442           $  365,957


FUND                                                          2002               2001                 2000
----                                                          ----               ----                 ----
Mid Cap Growth Fund(1) .....................                                  $  210,257           $  170,367(2)
Small Cap Growth Fund ......................                                  $  255,179           $   91,281
Small Cap Value Fund .......................                                  $  313,976           $  209,426
Tax Managed Equity Fund ....................                                  $  188,594           $  193,152
Aggressive Allocation Fund .................                                  $        0(3)           *
Balanced Allocation Fund ...................                                  $  145,582           $   55,317
Conservative Allocation Fund ...............                                  $        0(3)           *
Bond Fund ..................................                                  $  631,036           $  487,839
GNMA Fund ..................................                                  $   90,109           $   74,749
Intermediate Bond Fund .....................                                  $  255,459           $  215,479
Limited Maturity Bond Fund .................                                  $  135,418           $   60,845
Total Return Advantage Fund ................                                  $  253,298           $  230,828
U.S. Government Income Fund(1) .............                                  $  115,611           $   76,176(2)
Michigan Municipal Bond Fund(1) ............                                  $  119,153           $   79,077(2)
National Tax Exempt Bond Fund ..............                                  $  115,104           $   71,780
Ohio Tax Exempt Bond Fund ..................                                  $  118,797           $  135,856
Pennsylvania Municipal Bond Fund ...........                                  $   32,072           $   30,455
Government Money Market Fund ...............                                  $1,344,612           $1,105,946
Money Market Fund ..........................                                  $3,531,023           $2,677,878
Ohio Municipal Money Market Fund ...........                                  $  143,691           $  110,613
Pennsylvania Tax Exempt Money Market Fund...                                  $  117,001           $   93,331
Tax Exempt Money Market Fund ...............                                  $  516,484           $  416,452
Treasury Money Market Fund .................                                  $  298,870           $  300,318
Treasury Plus Money Market Fund(1) .........                                  $  150,360           $  106,823(2)

-----------------------
*    Not in operation during the period.
1 Administration fees shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds for the period prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2    For the period January 1, 2000 through May 31, 2000.
3    For the Period March 6, 2001 (commencement of operations) to May 31, 2001.

         For the fiscal year ended May 31, 2002, administration fees of $_______ and $______ were waived for Aggressive Allocation Fund and Conservative Allocation Fund, respectively. For the fiscal year ended May 31, 2001, administration fees of $791 and $808 were waived for the Aggressive Allocation Fund and Conservative Allocation Fund, respectively. For the fiscal year ended May 31, 2000, no administration fees were waived.


         For the period June 1, 1999 through April 3, 2000, the Parkstone Continuing Funds paid BISYS administration fees as follows:

FUND                                                                  2000
----                                                                  ----
Large Cap Ultra Fund................................................$643,324
Mid Cap Growth Fund.................................................$535,346
U.S. Government Income Fund.........................................$103,130
Michigan Municipal Bond Fund........................................$249,390
Treasury Plus Money Market Fund.....................................$246,430
Bond Fund(1)........................................................$626,130


(1) The Parkstone Bond Fund was the accounting survivor in connection with its reorganization into the Armada Bond Fund.


         For the period June 1, 1999 through April 3, 2000, BISYS waived administration fees for the Parkstone Continuing Funds as follows:

FUND                                                                  2000
----                                                                  ----
Large Cap Ultra Fund..................................................$      0
Mid Cap Growth Fund...................................................$      0
U.S. Government Income Fund...........................................$191,061
Michigan Municipal Bond Fund..........................................$ 61,721
Treasury Plus Money Market Fund.......................................$108,862
Bond Fund(1)                                                          $245,124


(1) The Parkstone Bond Fund was the accounting survivor in connection with its reorganization into the Armada Bond Fund.


DISTRIBUTION PLANS AND RELATED AGREEMENT


         The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Timothy
D. Barto, Assistant Treasurer of the Trust, is also an officer of the Distributor and is, therefore, an affiliate of both the Funds and the Distributor. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust.

         Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for A and I Share Classes (the "A and I Shares Plan"), a B Shares Distribution Plan ("B Shares Plan"), a C Shares Distribution Plan (the "C Shares Plan") and an H Shares Distribution Plan (the "H Shares Plan" and, collectively, the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of I Shares and A Shares, B Shares, C Shares and H Shares, respectively. As required by Rule 12b-1, the Trust's Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders.


         Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

         Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.


         The A and I Shares Plan provides that each Fund will reimburse the Distributor for distribution expenses related to the distribution of Class A Shares and Class I Shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A and I Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's A and I Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A and I Shares Plan.

         The B Shares Plan provides that the Funds will compensate the Distributor from B Share assets for distribution of B Shares in an amount not to exceed .75% per annum (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) of the average daily net assets of such class. The C Shares Plan provides that the Funds may compensate the Distributor from C Share assets for distribution of C Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) per annum of the average daily net assets of such shares. The H Shares Plan provides that the Funds may compensate the Distributor from H Share assets for distribution of H Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Funds) per annum of the average daily net assets of such shares. Payments to the Distributor under the B Shares Plan, C Shares Plan and H Shares Plan are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's B Shares, C Shares and H Shares, respectively. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing B Shares, C Shares and H Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each "a Distribution Organization") with respect to a Fund's B Shares, C Shares or H Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such B Shares, C Shares or H Shares; (e) the direct or indirect cost of financing the payments or expenses included in
(a) and (d) above; or (e) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.


         The Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans and (2) the vote of a majority of the entire Board of Trustees.

         During the fiscal year ended May 31, 2002, the Trust paid the Distributor the following approximate amounts under the A and I Shares Plan, B Shares Plan, C Shares Plan and H Shares Plan for its distribution services and shareholder service assistance.


                       FISCAL YEAR 2002 DISTRIBUTION FEES


                 PORTFOLIO                      DISTRIBUTION             MARKETING/            TOTAL FEES
                                                  SERVICES*             CONSULTATION
  Core Equity Fund
  Equity Growth Fund
  Equity Index Fund
  International Equity Fund
  Large Cap Ultra Fund
  Large Cap Value Fund
  Mid Cap Growth Fund
  Small Cap Growth Fund
  Small Cap Value Fund
  Tax Managed Equity Fund
  Aggressive Allocation Fund
  Balanced Allocation Fund
  Conservative Allocation Fund
  Bond Fund
  GNMA Fund
  Intermediate Bond Fund
  Limited Maturity Bond Fund
  Total Return Advantage Fund
  U.S. Government Income Fund
  Michigan Municipal Bond Fund


                 PORTFOLIO                      DISTRIBUTION             MARKETING/            TOTAL FEES
                                                  SERVICES*             CONSULTATION
  National Tax Exempt Bond Fund
  Ohio Tax Exempt Bond Fund
  Pennsylvania Municipal Bond Fund
  Government Money Market Fund
  Money Market Fund
  Ohio Municipal Money Market Fund
  Pennsylvania Tax Exempt Money
    Market Fund
  Tax Exempt Money Market Fund
  Treasury Money Market Fund
  Treasury Plus Money Market Fund


         *Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.


CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

         NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to:

          (i)  maintain a separate account or accounts in the name of each Fund;

          (ii) hold and disburse portfolio securities on account of the Funds;

          (iii) collect and make disbursements of money on behalf of the Funds;

          (iv) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities;

          (v) respond to correspondence by security brokers and others relating to its duties;

          (vi) make periodic reports to the Board of Trustees concerning the Funds' operations.

         NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.

         For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average gross assets;
(ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

         State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8421 Boston, Massachusetts 02266-8421 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

          (i)  issue and redeem shares of the Fund;
          (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;
          (iii) respond to correspondence by security brokers and others relating to its duties;
          (iv) maintain shareholder accounts;
          (v) make periodic reports to the Board of Trustees concerning the Fund's operations.

         The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.


                            SHAREHOLDER SERVICES PLAN


         The Trust has implemented a Shareholder Services Plan with respect to A Shares, B Shares, C Shares and H Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's A Shares, B Shares, C Shares or H Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the net asset value attributable to each Fund's A Shares, B Shares, C Shares or H Shares held by a financial institution's customers.

               Services under the Services Plan may include:

               (i) aggregating and processing purchase and redemption requests from customers;

               (ii) providing customers with a service that invests the assets of their accounts in A Shares, B Shares, C Shares or H Shares;

               (iii)  processing dividend payments from the Funds;

               (iv) providing information periodically to customers showing their position in A Shares, B Shares, C Shares or H Shares;

               (v)    arranging for bank wires;

               (vi) responding to customer inquiries relating to the services performed with respect to A Shares, B Shares, C Shares or H Shares beneficially owned by customers;

               (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;

               (viii) forwarding shareholder communications; and

               (ix)   other similar services requested by the Trust.

         Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS

         Pursuant to its Advisory Agreement with the Trust, the Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.


         For the last three fiscal years, the Trust paid brokerage commissions as follows:



FUND                                                           2002             2001            2000
----                                                           ----             ----            ----
Core Equity Fund .....................                                       $   71,863      $  116,186
Equity Growth Fund ...................                                       $  660,374      $  877,246
Equity Index Fund ....................                                       $   44,928      $  172,962
International Equity Fund ............                                       $3,890,621      $1,361,482
Large Cap Ultra Fund(1) ..............                                       $  357,663      $  839,727
Large Cap Value Fund .................                                       $1,242,844      $  541,396
Mid Cap Growth Fund(1) ...............                                       $  468,012      $1,061,836
Small Cap Growth Fund ................                                       $  565,260      $  677,189
Small Cap Value Fund .................                                       $1,637,744      $1,892,956
Tax Managed Equity Fund ..............                                       $   12,424      $   24,414
Aggressive Allocation Fund ...........                                       $        0(2)    *
Balanced Allocation Fund .............                                       $  423,436      $  110,235


FUND                                                           2002           2001            2000
----                                                           ----           ----            ----
Conservative Allocation Fund .........                                       $   0(2)         *
Bond Fund ............................                                       $   0           $    0
Intermediate Bond Fund ...............                                       $   0           $    0
Limited Maturity Bond Fund ...........                                       $   0           $    0
Total Return Advantage Fund ..........                                       $   0           $    0
U.S. Government Income Fund(1) .......                                       $   0           $    0
Michigan Municipal Bond Fund(1) ......                                       $   0           $    0
National Tax Exempt Bond Fund ........                                       $   0           $    0
Ohio Tax Exempt Bond Fund ............                                       $   0           $    0
Pennsylvania Municipal Bond Fund .....                                       $   0           $    0

------------------------------

*    Not in operation during the period.
(1) Brokerage commissions shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
(2)  For the period March 6, 2001 (commencement of operations) to May 31, 2001.


         While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.


         Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 2002, [_______________________].


         The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trusts' accounts are customers of the commercial departments of any of the Adviser's affiliates.

         Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.


                                    AUDITORS

         Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors for the Funds. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Armada Funds 2002 Annual Reports and incorporated by reference into this SAI have been audited by Ernst & Young LLP, except as described below.


         The financial highlights for the fiscal periods presented through May 31, 1999 included in the Prospectuses for the Armada Mid Cap Growth Fund, Armada Large Cap Ultra Fund, Armada Bond Fund, Armada U.S. Government Income Fund, Armada Michigan Municipal Bond Fund and Armada Treasury Plus Money Market Fund were audited by Parkstone's former independent accountants.


                                     COUNSEL

         Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey L.L.P., 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, acts as special Ohio tax counsel for the Trust and has reviewed the section of this SAI entitled "Additional Tax Information concerning the Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds." Dickinson Wright PLLC, 38525 Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304-2970, acts as special Michigan counsel for the Trust and has reviewed the section of the SAI entitled "Special Considerations Regarding Investment in Michigan Municipal Securities."

                             PERFORMANCE INFORMATION

YIELD FOR THE FIXED INCOME FUNDS AND TAX -FREE FUNDS

         A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:



                                    Yield = 2 [([(a-b)/cd] + 1)6) - 1]


         Where:            a =      dividends and interest earned during the
                                    period.

                           b = expenses accrued for the period (net of reimbursements).

                           c =      the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                           d = maximum offering price per share on the last day of the period.


         The Fixed Income Funds and Tax Free Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.


         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.


         Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares," "Sales Charges - Front-End Sales Charges - Class H Shares," "Sales Charges - Contingent Deferred Sales Charges - Class B Shares and Class H Shares" and "Sales Charges - Contingent Deferred Sales Charges - Class C Shares" in the Prospectuses.


         The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.


         For the 30-day period ended May 31, 2002, the yields and, as applicable, the tax-equivalent yields of the Class I Shares of each of the Fixed Income Funds (except the Strategic Income Bond Fund) and the Tax Free Funds were:



                                                                                    TAX-EQUIVALENT
FUND                                                                   YIELD             YIELD
----                                                                   -----             -----
Bond...................................................................  %                *
GNMA...................................................................  %                *
Intermediate Bond......................................................  %                *
Limited Maturity Bond..................................................  %                *
Total Return Advantage.................................................  %                *
U.S. Government Income.................................................  %                *
Michigan Municipal Bond................................................  %                %
National Tax Exempt Bond...............................................  %                %
Ohio Tax Exempt Bond...................................................  %                %
Pennsylvania Municipal Bond............................................  %                %

----------------------
*  Not applicable


         For the 30-day period ended May 31, 2001, the yields and, as applicable, the tax-equivalent yields of the Class A Shares of each of the Fixed Income Funds (other than the Strategic Income Bond Fund) and the Tax Free Funds were:


                                                                                    TAX-EQUIVALENT
FUND                                                                   YIELD             YIELD
----                                                                   -----             -----
Bond...................................................................  %                *
GNMA...................................................................  %                *
Intermediate Bond......................................................  %                *
Limited Maturity Bond..................................................  %                *
Total Return Advantage.................................................  %                *
U.S. Government Income.................................................  %                *
Michigan Municipal Bond................................................  %                %
National Tax Exempt Bond...............................................  %                %
Ohio Tax Exempt Bond...................................................  %                %
Pennsylvania Municipal Bond............................................  %                %

----------------------
*  Not applicable


         For the 30-day period ended May 31, 2002, the yields and, as applicable, the tax-equivalent yields of the Class C Shares of each of the Fixed Income Funds (other than the Strategic Income Bond Fund) and the Tax Free Funds were:


                                                                                    TAX-EQUIVALENT
FUND                                                                    YIELD            YIELD
----                                                                    -----            -----
Bond...................................................................  %                *
GNMA...................................................................  %                *
Intermediate Bond......................................................  %                *
Limited Maturity Bond..................................................  %                *
Total Return Advantage.................................................  %                *
U.S. Government Income.................................................  %                *
Michigan Municipal Bond................................................  %                %
National Tax Exempt Bond...............................................  %                %
Ohio Tax Exempt Bond...................................................  %                %
Pennsylvania Municipal Bond............................................  %                %

----------------------
*  Not applicable


         For the 30-day period ended May 31, 2002, the yields and, as applicable, the tax-equivalent yields of the Class B Shares of each of the Fixed Income Funds (other than the Strategic Income Bond Fund) and the Tax Free Funds were:


                                                                                    TAX-EQUIVALENT
FUND                                                                   YIELD            YIELD
----                                                                   -----            -----
Bond...................................................................  %                *
GNMA...................................................................  %                *
Intermediate Bond......................................................  %                *
Limited Maturity Bond..................................................  %                *
Total Return Advantage.................................................  %                *
U.S. Government Income.................................................  %                *
Michigan Municipal Bond................................................  %                %
National Tax-Exempt Bond...............................................  %                %
Ohio Tax Exempt Bond...................................................  %                %
Pennsylvania Municipal Bond............................................  %                %

----------------------
*  Not applicable

         For the 30-day period ended May 31, 2002, the yields and, as applicable, the tax-equivalent yields of the Class H Shares of each of the Fixed Income Funds (other than the Strategic Income Bond Fund) and the Tax Free Funds were:


                                                                                    TAX-EQUIVALENT
FUND                                                                   YIELD            YIELD
----                                                                   -----            -----
Bond...................................................................  %                 *
GNMA...................................................................  %                 *
Intermediate Bond......................................................  %                 *
Limited Maturity Bond..................................................  %                 *
Total Return Advantage.................................................  %                 *
U.S. Government Income.................................................  %                 *
Michigan Municipal Bond................................................  %                 %
National Tax-Exempt Bond...............................................  %                 %
Ohio Tax Exempt Bond...................................................  %                 %
Pennsylvania Municipal Bond............................................  %                 %

----------------------
*  Not applicable


         The tax equivalent yields provided in the tables above assumed a 39.1% federal tax rate for each Fund; and a 6.980% Ohio tax rate for the Ohio Tax Exempt Bond Fund; a 2.8% Pennsylvania tax rate for the Pennsylvania Tax Exempt Bond Fund; and a 4.2% Michigan tax rate for the Michigan Municipal Bond Fund.





                        YIELDS FOR THE MONEY MARKET FUNDS

         Yields for the Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Fund may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt.


         For the seven-day period ended May 31, 2002, the yields and effective yields for Class A Shares of the Money Market Funds, and the tax-equivalent yield for Class A Shares of the Tax Exempt Money Market, Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds were:


                                                                                                     TAX-EQUIVALENT
FUND                                                                   YIELD        EFFECTIVE YIELD       YIELD
----                                                                   -----        ---------------       -----
Government Money Market................................................  %               %                *
Money Market...........................................................  %               %                *
Ohio Municipal Money Market............................................  %               %                %
Pennsylvania Tax Exempt Money Market...................................  %               %                %
Tax Exempt Money Market................................................  %               %                %
Treasury Money Market..................................................  %               %                *
Treasury Plus Money Market.............................................  %               %                *

----------------------
*  Not applicable

         For the seven-day period ended May 31, 2002, the yield and effective yield for Class I Shares of the Money Market Funds, and the tax-equivalent yields for Class I Shares of the Tax Exempt Money Market, Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds were:


                                                                                                     TAX-EQUIVALENT
FUND                                                                   YIELD        EFFECTIVE YIELD       YIELD
----                                                                   -----        ---------------       -----
Government Money Market................................................  %               %                *
Money Market...........................................................  %               %                *
Ohio Municipal Money Market............................................  %               %                %
Pennsylvania Tax Exempt Money Market...................................  %               %                %
Tax Exempt Money Market................................................  %               %                %
Treasury Money Market..................................................  %               %                *
Treasury Plus Money Market.............................................  %               %                *

----------------------
*  Not applicable


         For the seven-day period ended May 31, 2002, the yield and effective yield for Class B Shares of the Money Market Fund were ___% and ___%, respectively.

         For the seven-day period ended May 31, 2002, the yield, effective yield and tax-equivalent yield for Class B Shares of the Tax Exempt Money Market Fund were ___%, ___% and __%, respectively.

         For the seven-day period ended May 31, 2002, the yield and effective yield for Class C Shares of the Money Market Fund were ___% and ___%, respectively.

         For the seven-day period ended May 31, 2002, the yield and effective yield for Class H Shares of the Money Market Fund were ___% and ___%, respectively.


         The tax equivalent yields provided in the tables above assume a 39.1% federal tax rate for each Fund; and a 6.980% Ohio tax rate for the Ohio Municipal Money Market Fund; and a 2.8% Pennsylvania tax rate for the Pennsylvania Tax Exempt Money Market Fund.





TOTAL RETURN


         Each Fund (other than the Money Market Funds) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    T = [(ERV / P)(1/n) - 1]


         Where:            T =      average annual total return

                           ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n =      period covered by the computation,
                                    expressed in terms of years


         Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                                    T = (ERV/P)  - 1


         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

         The following table shows the average annual total returns (before taxes) since inception for the Funds (other than the Money Market Funds) as of May 31, 2002, both with and without deduction of any applicable sales charges.


                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 5/31/02
                                            5/31/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                               --------------------           ----------------          --------------
Armada Core Equity Fund
    Class A                                             __%                        __%                   08/01/97
    Class B                                             __%                        __%                   01/06/98
    Class C                                             __%                        __%                   01/20/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   08/01/97

Armada Equity Growth Fund
    Class A                                             __%                        __%                   04/15/91
    Class B                                             __%                        __%                   01/06/98
    Class C                                             __%                        __%                   01/27/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   12/20/89

 Armada Equity Index
    Class A                                             __%                        __%                   10/15/98
    Class B                                             __%                        __%                   01/04/00
    Class C                                             __%                        __%                   01/17/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   07/10/98

Armada International Equity Fund
    Class A                                             __%                        __%                   08/01/97
    Class B                                             __%                        __%                   01/06/98
    Class C                                             __%                        __%                   01/05/00
    Class H                                             __%                        __%
    Class I                                             __%                        __%                   08/01/97
                                                        N/A                        __%

Armada Large Cap Ultra Fund(2)
    Class A                                             __%                        __%                   02/01/96
    Class B                                             __%                        __%                   02/01/96
    Class C(1)                                          __%                        __%                   06/15/00
    Class H                                             __%                        __%                   12/28/95
    Class I                                             N/A                        __%

Armada Large Cap Value Fund
    Class A                                             __%                        __%                   08/22/94
    Class B                                             __%                        __%                   01/06/98
    Class C                                             __%                        __%                   01/27/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   07/01/94


                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 5/31/02
                                            5/31/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                               --------------------           ----------------          --------------
Armada Mid Cap Growth Fund(2)
    Class A                                             __%                        __%                   10/31/88
    Class B                                             __%                        __%                   02/04/94
    Class C(1)                                          __%                        __%                   06/15/00
    Class H                                             __%                        __%
    Class I                                             __%                        __%
                                                        N/A                        __%                   10/31/88

Armada Small Cap Growth Fund
    Class A                                             __%                        __%                   08/01/97
    Class B                                             __%                        __%                   01/06/98
    Class C                                             __%                        __%                   01/20/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   08/01/97

Armada Small Cap Value Fund
    Class A                                             __%                        __%                   08/15/94
    Class B                                             __%                        __%                   01/06/98
    Class C                                             __%                        __%                   01/27/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   07/26/94

Armada Tax Managed Equity Fund(3)
    Class A                                             __%                        __%                   05/11/98
    Class B                                             __%                        __%                   05/04/98
    Class C                                             __%                        __%                   01/10/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   04/09/98

Armada Aggressive Allocation Fund
    Class A1                                            __%                        __%
    Class B1                                            __%                        __%                   03/06/01
    Class C                                             __%                        __%                   05/08/01
    Class H                                             __%                        __%                       *
    Class I(1)                                          __%                        __%
                                                        N/A                        __%                   03/06/01

Armada Balanced Allocation Fund
    Class A                                             __%                        __%                   07/31/98
    Class B                                             __%                        __%                   11/11/98
    Class C                                             __%                        __%                   04/20/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   07/10/98

Armada Conservative Allocation Fund
     Class A(1)                                         __%                        __%
     Class B                                            __%                        __%                   03/06/01
     Class C(1)                                         __%                        __%                       *
     Class H                                            __%                        __%                   05/23/01
     Class I(1)                                         __%                        __%
                                                        N/A                        __%                   03/06/01


                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 5/31/02
                                            5/31/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                               --------------------           ----------------          --------------
Armada Bond Fund
    Class A                                             __%                        __%                   10/31/88
    Class B                                             __%                        __%                   02/04/94
    Class C(1)                                          __%                        __%                   06/12/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   10/31/88

Armada GNMA Fund
    Class A                                             __%                        __%                   09/11/96
    Class B                                             __%                        __%                   08/11/99
    Class C                                             __%                        __%                   01/27/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   08/10/94

Armada Intermediate Bond Fund
    Class A                                             __%                        __%                   04/15/91
    Class B                                             __%                        __%                   01/06/98
    Class C                                             __%                        __%                   05/30/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   12/20/89

Armada Limited Maturity Bond Fund
    Class A                                             __%                        __%                   09/09/94
    Class B                                             __%                        __%                   08/11/99
    Class C                                             __%                        __%                   01/27/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   07/07/94

Armada Total Return Advantage Fund
    Class A                                             __%                        __%                   09/06/94
    Class B                                             __%                        __%                   09/29/99
    Class C(1)                                          __%                        __%                   10/03/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   07/07/94

Armada U.S. Government Income Fund(2)
    Class A                                             __%                        __%                   11/12/92
    Class B                                             __%                        __%                   02/04/94
    Class C(1)                                          __%                        __%                   06/21/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   11/12/92


                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 5/31/02
                                            5/31/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                               --------------------           ----------------          --------------
Armada Michigan Municipal Bond Fund(2)
    Class A                                             __%                        __%                   07/02/90
    Class B                                             __%                        __%                   02/04/94
    Class C                                             __%                        __%                       *
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   07/02/90

Armada National Tax Exempt Bond
  Fund(4)
    Class A                                             __%                        __%                   06/19/98
    Class B                                             __%                        __%                   01/29/99
    Class C                                             __%                        __%                   02/24/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   04/09/98

Armada Ohio Tax Exempt Bond Fund
    Class A                                             __%                        __%                   04/15/91
    Class B                                             __%                        __%                       *
    Class C(1)                                          __%                        __%                   06/23/00
    Class H                                             __%                        __%
    Class I                                             N/A                        __%                   01/05/90

Armada Pennsylvania Municipal Bond Fund
    Class A
    Class B                                             __%                        __%                   09/11/96
    Class C                                             __%                        __%                      *
    Class H                                             __%                        __%                   02/24/00
    Class I                                             __%                        __%
                                                        N/A                        __%                   08/10/94

N/A  Not applicable.
*    Share class not offered as of May 31, 2002.
1 Share class had been in operation for less than one year as of May 31, 2002. Performance quoted is cumulative since inception.
2 Total returns shown for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.
3 Includes the history of a predecessor common trust fund which commenced operations June 30, 1984.
4 Includes the history of a predecessor common trust fund which commenced operations on July 31, 1984.

         The following table shows the one year, five year and ten year returns for the Funds (other than the Money Market Funds) for the respective periods ended May 31, 2002, taking into account the effect of maximum applicable sales loads.

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Core Equity Fund
    Class A                                        %                 *                *                08/01/97
    Class B                                        %                 *                *                01/06/98
    Class C                                        %                 *                *                01/20/00
    Class H                                        %                 *                *
    Class I                                        %                                                   08/01/97

Armada Equity Growth Fund
    Class A                                        %                %                 %                04/15/91
    Class B                                        %                *                 *                01/06/98
    Class C                                        %                *                 *                01/27/00
    Class H                                        %                %                 %
    Class I                                        %                                                   12/20/89

 Armada Equity Index
    Class A                                        %                *                 *                10/15/98
    Class B                                        %                *                 *                01/04/00
    Class C                                        %                *                 *                01/17/00
    Class H                                        %                *                 *
    Class I                                        %                                                   07/10/98

Armada International Equity Fund
    Class A                                        %                *                 *                08/01/97
    Class B                                        %                *                 *                01/06/98
    Class C                                        %                *                 *                01/05/00
    Class H                                        %                *                 *
    Class I                                        %                                                   08/01/97

Armada Large Cap Ultra Fund(1)
    Class A                                        %                %                 *                02/01/96
    Class B                                        %                %                 *                02/01/96
    Class C                                        *                *                 *                06/15/00
    Class H                                        %                %                 *
    Class I                                        %                %                                  12/28/95

Armada Large Cap Value Fund
    Class A                                        %                %                 *                08/22/94
    Class B                                        %                *                 *                01/06/98
    Class C                                        %                *                 *                01/27/00
    Class H                                        %                %                 *
    Class I                                        %                                                   07/01/94

Armada Mid Cap Growth Fund(1)
    Class A                                        %                %                 %                10/31/88
    Class B                                        %                %                 *                02/04/94
    Class C                                        *                *                 *                06/15/00
    Class H                                        %                %                 %
    Class I                                        %                                                   10/31/88

Armada Small Cap Growth Fund
    Class A                                        %                *                 *                08/01/97
    Class B                                        %                *                 *                01/06/98
    Class C                                        %                *                 *                01/20/00
    Class H                                        %                *                 *
    Class I                                        %                                                   08/01/97


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Small Cap Value Fund
    Class A                                        %                %                 *                08/15/94
    Class B                                        %                *                 *                01/06/98
    Class C                                        %                *                 *                01/27/00
    Class H                                        %                %                 *
    Class I                                        %                                                    07/26/94

Armada Tax Managed Equity Fund(2)
    Class A                                        %                *                 *                05/11/98
    Class B                                        %                *                 *                05/04/98
    Class C                                        %                *                 *                01/10/00
    Class H                                        %                *                 *
    Class I                                        %                                                   04/09/98

Armada Aggressive Allocation Fund
    Class A                                        *                *                 *                03/06/01
    Class B                                        *                *                 *                05/08/01
    Class C                                       N/A               N/A               N/A                 N/A
    Class H                                        *                *                 *
    Class I                                                                                            03/06/01

Armada Balanced Allocation Fund
    Class A                                        %                *                 *                07/31/98
    Class B                                        %                *                 *                11/11/98
    Class C                                        %                *                 *                04/20/00
    Class H                                        %                *                 *
    Class I                                        %                                                   07/10/98

Armada Conservative Allocation Fund
    Class A                                        *                *                 *                03/06/01
    Class B                                       N/A               N/A               N/A                 N/A
    Class C                                        *                *                 *                05/23/01
    Class H                                        %                *                 *
    Class I                                        *                                                   03/06/01

Armada Bond Fund
    Class A                                        %                %                 %               10/31/88
    Class B                                        %                %                 *               02/04/94
    Class C                                        *                *                 *               06/12/00
    Class H                                        %                %                 %
    Class I                                        %                                                  10/31/88

Armada GNMA Fund
    Class A                                        %                *                 *               09/11/96
    Class B                                        %                *                 *               08/11/99
    Class C                                        %                *                 *               01/27/00
    Class H                                        %                %                 *
    Class I                                        %                                                  08/10/94

Armada Intermediate Bond Fund
    Class A                                        %                %                 %               04/15/91
    Class B                                        %                *                 *               01/06/98
    Class C                                        %                *                 *               05/30/00
    Class H                                        %                %                 %
    Class I                                        %                                                  12/20/89

Armada Limited Maturity Bond Fund
    Class A                                        %                %                 *               09/09/94
    Class B                                        %                *                 *               08/11/99


                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
    Class C                                        %                *                 *               01/27/00
    Class H                                        %                %                 *
    Class I                                        %                                                  07/07/94

Armada Total Return Advantage Fund
    Class A                                        %                %                 *               09/06/94
    Class B                                        %                *                 *               09/29/99
    Class C                                        *                *                 *               10/03/00
    Class H                                        %                %                 *
    Class I                                        %                                                  07/07/94

Armada U.S. Government Income Fund(1)
    Class A
    Class B                                        %                %                 *               11/12/92
    Class C                                        %                %                 *               02/04/94
    Class H                                        *                *                 *               06/21/00
    Class I                                        %                %                 *
                                                   %                                                  11/12/92

Armada Michigan Municipal Bond Fund(1)
    Class A
    Class B                                        %                %                 %               07/02/90
    Class C                                        %                %                 *               02/04/94
    Class H                                       N/A               N/A               N/A                N/A
    Class I                                        %                %                 %
                                                   %                                                  07/02/90
Armada National Tax Exempt Bond
  Fund(3)
    Class A                                        %                *                 *               06/19/98
    Class B                                        %                *                 *               01/29/99
    Class C                                        %                *                 *               02/24/00
    Class H                                        %                *                 *
    Class I                                        %                                                  04/09/98

Armada Ohio Tax Exempt Bond Fund
    Class A                                        %                %                 %               04/15/91
    Class B                                       N/A               N/A               N/A                N/A
    Class C                                        *                *                 *               06/23/00
    Class H                                        %                %                 %
    Class I                                        %                                                  01/05/90

Armada Pennsylvania Municipal Bond Fund
    Class A
    Class B                                        %                *                 *               09/11/96
    Class C                                       N/A               N/A               N/A                N/A
    Class H                                        %                *                 *               02/24/00
    Class I                                        %                %                 *
                                                   %                                                  08/10/94

N/A  Share class not offered as of May 31, 2002.


*    Not in operation during the entire period.
1 Total returns shown for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.
2 Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.
3 Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.


         "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund (other than the Money Market Funds) are included in the Prospectuses.

         "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

         "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


PERFORMANCE REPORTING


         From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives, to stock or other relevant indices, to other investments or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Balanced Allocation Fund and the Equity Funds may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International indices or the FT World Actuaries Index.


         Performance data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The Money Market Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

         Performance data will be calculated separately for each class of shares of the Funds.

         The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

         The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.


         The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's net asset value, assets belonging to a Fund are charged with the liabilities in respect of that Fund.

         As of July 11, 2002, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:


CORE EQUITY FUND                                     OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS H SHARES)                                                                      OWNED
---------------
SEI Private Trust Company                                  629.10                     94.56%
Cust. for the Rollover IRA of Jocelyn Mulder
17402 Milburn Avenue
Cleveland, OH  44135-1957

CORE EQUITY FUND                                     OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED
---------------
Sheldon & Co.                                          11,871,542.42                 90.87%
C/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


EQUITY GROWTH FUND                                     OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS A SHARES)                                                                     SHARES OWNED
----------------
State Street Bank & Trust TTEE                          3,922,737.71                 74.20%
FBO First Energy Corp. Savings Plan
DTD 7/1/98
105 Rosemont Ave. WES/IN
Westwood, MA  02090-2318


EQUITY GROWTH FUND                                     OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                     SHARES OWNED
----------------
Independence Trust Company                                3,528.69                   10.37%
P.O. Box 682188
Franklin, TN  37068-2188

The Kayo Lumber Co. PSP                                   2,894.91                    8.51%
James E. Eloff
8640 Tamarack
Temperance, MI  48182

First Clearing Corporation                                3,029.25                    8.90%
A/C 6142-5504
Carolyn A Pagel IRA
FCC as Custodian
1421 Cordova Ave.
Lakewood, OH  44107-3601

First Clearing Corporation                                5,318.39                   15.63%
A/C 1294-3972
Robert Henry Baker Jr IRA
FCC as Custodian
834 Georgiana St
Port Angeles, WA  98362-3512


EQUITY GROWTH FUND
(CLASS H SHARES)                                     OUTSTANDING SHARES        PERCENTAGE OF FUND
----------------                                                                   SHARES OWNED
First Clearing Corporation                                 340.84                    10.35%
A/C 1577-0172
Mary E. Blair
24 Caberfae Highway
Lot 17

SEI Trust Company Cust                                     243.55                     7.40%
Roth Contribution IRA
Pennie C. Klott
971 Hillridge Rd
Reynoldsburg, OH  43068-1803


SEI Trust Company Cust                                     243.55                     7.40%
Roth Contribution IRA
Ted A. Klott
971 Hillridge Rd.
Reynoldsburg, OH  43068-1803

SEI Private Trust Company                                  306.40                     9.30%
Cust For the IRA of
FBO  Maureen Huzinec
4118 Maxwell Ave.
Erie, PA  16504-2534

SEI Private Trust Company                                  270.74                     8.22%
Cust For the IRA of
FBO  Randall A. Reinbold
285 N. Mount St.
Indianapolis, IN  46222-4155

First Clearing Corporation                                 376.13                    11.42%
A/C  8317-4412
Clayton E. Thomas (IRA)
FCC as Custodian
809 Dunbar Dr.
Cumberland, IN  46229-3227

First Clearing Corporation                                1,339.29                   40.67%
A/C 7920-8657
Steven R. Sepe Sr. (IRA)
FCC as Custodian
124 Rick Ct.
Oswego, IL  60543-9113


EQUITY GROWTH FUND
(CLASS I SHARES)                                     OUTSTANDING SHARES        PERCENTAGE OF FUND
----------------                                                                  SHARES OWNED
Sheldon & Co. (Cash/Reinv)                             10,982,938.24                 31.22%
C/o National City Bank
ATTN:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                           5,574,380.31                 15.98%
P.O. Box 94984
ATTN:  Trust Mutual Funds
Cleveland, OH  44101-4984

Sheldon & Co.                                           5,379,444.33                 15.42%
C/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


National City Bank                                     11,871,878.54                 34.02%
ATTN:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984



LARGE CAP VALUE FUND                                 OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED
----------------
SEI Trust Company                                         1,204.55                    5.32%
Cust. for the Rollover IRA of
Wallace Strickland
3337 E. 149th St.
Cleveland, OH  44128

First Clearing Corporation                                2,069.29                    9.15%
A/C 7081-0852
Ridgway Community Nurses Srvcs.
ATTN:  Lori MacDonald
94 Hospital Street
3rd Street

First Clearing Corporation                                2,951.78                   13.05%
A/C 5723-7156
Anthony R Mohorcic Decedent
IRA Rollover
FCC as Custodian DTD 3/17/97
9637 Idlewood Drive

First Clearing Corporation                                1,132.87                    5.01%
A/C 2135-3210
Harold E Crumley IRA R/O
FCC as Custodian
22089 Spring Creek Rd
East Peoria, IL  61611-1391

First Clearing Corporation                                1,596.62                    7.06%
A/C 6285-7564
North River Development Corp.
725 LaGrange St.
Toledo, OH  43604-1671

First Clearing Corporation                                1,228.20                    5.43%
A/C 8742-7666
Robert W. Warland
Beverly B. Warland
1403 14th Ave.
Fort Dodge, IA  50501-7625



LARGE CAP VALUE FUND                                 OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED
----------------



SEI Private Trust Company                                  380.25                    32.78%
Cust. for the IRA of
FBO Maureen Huzinec
4118 Maxwell Ave.
Erie, PA  16504-2534

SEI Private Trust Company                                  146.91                    12.66%
Cust. for the IRA of
FBO Hal J. Williams
P.O. Box 381
Tenino, WA  98589-0381

SEI Private Trust Company                                  60.69                      5.23%
Cust. for the IRA of
FBO Shirley M Williams
P.O. Box 381
Tenino, WA  98589-0381

First Clearing Corporation                                 493.58                    42.55%
A/C 8317-4412
Clayton E. Thomas (IRA)
FCC as Custodian
809 Dunbar Dr.
Cumberland, IN  46229-3227

SEI Private Trust Company                                  67.27                      5.80%
Cust. for the Rollover IRA of
Lori F. Schaaf
5544 Bentwood St. SE
Kentwood, MI  49508-6388


LARGE CAP VALUE FUND                                 OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED
----------------
National City Bank                                      3,309,204.25                  6.96%
Attn:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co. (Reinv)                                  16,489,269.13                 34.70%
Attn:  Trust Mutual Funds
Account # 10023342
P.O. Box 94777
Cleveland, OH  44101-4984

Sheldon & Co.                                          12,334,272.67                 25.95%
P.O. Box 94984
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4984


Sheldon & Co. (Cash/Reinv)                             13,567,006.55                 28.55%
C/O National City Bank
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


EQUITY INDEX FUND                                    OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED
----------------
National City Bank                                     19,641,619.85                 57.65%
Attn:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co. (Reinv)                                   9,001,656.52                 26.42%
Attn:  Trust Mutual Funds
Account #10023342
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                           1,961,043.52                  5.76%
C/O National City Bank
P.O.  Box 94777
Trust Mutual Funds
Cleveland, OH  44101-4777

Sheldon & Co. (Cash/Reinv)                              1,825,310.11                  5.36%
c/o National City  Bank
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


EQUITY INDEX FUND                                    OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS B SHARES)                                                                  SHARES OWNED
----------------
First Clearing Corporation                                9,417.87                    5.51%
A/C  8701-4421
Woodruff Family Services  Fndtn
2820 Washington Road
McMurray, PA  15317-3267


EQUITY INDEX FUND                                    OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED
----------------
First Clearing Corporation                                8,018.49                    7.30%
A/C 5911-3463
Lyman F. Narten IRA R/O
FCC as Custodian
15155 Heritage Lane
Chagrin Falls, OH  44022-2674

First Clearing Corporation                                9,649.12                    8.78%
A/C 4509-9613
Industrial Power Systems, Inc.
Attn:  Angela Kaminki
410 Ryder Road
Toledo, OH  43607-3106

First Clearing Corporation                                6,256.93                    5.69%
A/C 6463-4265
Prof. Assmt. of In. Inc. MPP & TR
Mulvaney Stoops & Hunter TTEES
2506 Willowbrook Pkwy.  Ste. 200
Indianapolis, IN  46205-1542

First Clearing Corporation                                6,256.93                    5.69%
A/C 6488-1816
Prof. Assmt. of In. Inc. MPP & TR
Mulvaney Stoops & Hunter TTEES
2506 Willowbrook Pkwy.  Ste. 200
Indianapolis, IN  46205-1542


EQUITY INDEX FUND                                    OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED
----------------
SEI Private Trust Company                                  245.00                     5.27%
Cust. for the IRA of
FBO Hal J Williams
P.O. Box 381
Tenino, WA  98589-0381

First Clearing Corporation                                 834.95                    17.95%
A/C  6641-5784
Dorothy J. Pipe (IRA)
FCC as Custodian
8216 W. Villa Lindo
Peoria, AZ  85383-1010

First Clearing Corporation                                1,990.06                   42.78%
A/C  6076-6995
Jack Oliver AMA
1121 Dayton
Kalamazoo, MI 49048-2137

First Clearing Corporation                                 522.13                    11.22%
A/C 2688-5128
McMillian Davis
1801 E. 12th St.
Cleveland, OH  44114-3500

SEI Private Trust Company                                  417.09                     8.97%
Cust. for the IRA of
FBO Randall A. Reinbold
285 N. Mount St.
Indianapolis, IN  46222-4155

First Clearing Corporation                                 523.77                    11.26%
A/C  3047-6412
Wendy L. Elwell
3722 Spokane Ave
Cleveland, OH  44109-3830



INTERNATIONAL EQUITY FUND                            OUTSTANDING SHARES        PERCENTAGE OF FUND
CLASS A SHARES                                                                    SHARES OWNED

National Investor Services FBO                           222,602.74                  14.39%
507-61506-13
55 Water Street, 32nd Floor
New York, NY  10041

INTERNATIONAL EQUITY FUND                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                6,177.02                   10.46%
A/C 8992-4993
Jeffrey Zornow  IRA
FCC as Custodian
1884 Stone Hollow Dr.
Bountiful, UT  84010-1057

First Clearing Corporation                                2,965.60                    5.02%
A/C 4503-0090
Edward A. Icove  IRA  R/O
FCC as Custodian
P.O. Box 21013
Cleveland, OH  44121-0013

First Clearing Corporation                                4,362.05                    7.39%
A/C  5168-1198
James Levin and
Jill Levin
3099 Vine Court
Cleveland, OH  44113-2948

First Clearing Corporation                                3.109.69                    5.27%
A/C  7812-7731
Ralph E. Stewart IRA
FCC as Custodian
3037 Bonnie Brae
Flossmoor, IL  60422-2027


INTERNATIONAL EQUITY FUND
(CLASS H SHARES)

SEI Private Trust Company                                  417.44                    27.62%
Cust. for the IRA of
FBO Maureen Huzinec
4118 Maxwell Ave.
Erie, PA  16504-2534

SEI Private Trust Company                                  159.07                    10.53%
Cust FBO Roth Contribution IRA
FBO Karen Sue Finley
711 Harrison SE
Anderson, IN  46012-3754

First Clearing Corporation                                 915.36                    60.57%
A/C 3104-3181
Ronald G. Yandek (IRA)
FCC as Custodian
27419 Detroit
Westlake, OH  44125-2288


INTERNATIONAL EQUITY FUND                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

Sheldon & Co. (Reinv)                                  17,394,702.32                 32.12%
Attn:  Trust Mutual Funds
Account #100023342
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co. TTEE                                     18,451,316.64                 34.07%
C/o National City Bank
Trust Mutual Fds
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co.                                          11,532,691.76                 21.30%
C/o National City Bank
Trust Mutual Fds
P.O. Box 94777
Cleveland, OH  44101-4777


Key Bank NA  TTEE FBO                                   2,987,646.41                  5.52%
Foundation Balance Fund
A/C 04 66 300
P.O. Box 94871
Cleveland, OH  44101-4871


LARGE CAP ULTRA FUND                                 OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

Burke Brothers, Inc. 401(k)                              10,654.73                   28.80%
James P. Burke
Box 118
Weedville, PA  15868

First Clearing Corporation                                2,092.05                    5.65%
A/C 1641-3374
Theodore Bolton (Decedent IRA)
Gary Bolton (Beneficiary)
2032 Fitzwater St.
Philadelphia, PA  19146-1333


LARGE CAP ULTRA FUND                                 OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED

SEI Private Trust Co                                       157.73                    13.64%
Cust FBO Roth Contribution IRA
FBO Karen Sue Finley
711 Harrison SE
Anderson, IN  46012-3754

First Clearing Corporation                                 980.62                    84.82%
A/C 5585-1155
Linda L. Mellott (IRA)
FCC as Custodian
351 Woodview Dr.
Jeffersonville, OH  43128-1113


LARGE CAP ULTRA FUND                                 OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

National City Bank                                      1,276,356.56                 10.13%
ATTN:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co (Reinv)                                    5,852,855.48                 46.45%
ATTN:  Trust Mutual Funds
Account #10023342
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co TTEE                                       3,017,775.39                 23.95%
C/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co                                            1,443,231.98                 11.45%
C/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

SEI Trust Company                                        969,614.71                   7.69%
ATTN:  Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA  19456


MID CAP GROWTH FUND                                  OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

Burke Brothers, Inc. 401(k)                               9,368.13                   21.12%
James P. Burke
RD #1
Box 118
Weedville, PA  15868

First Clearing Corporation                                2,599.65                    5.86%
A/C  1201-1331
Patricia L. Arone  IRA
FCC as Custodian
3720 Tomlinson Dr.
3721 Logansport, IN  46947-4034

Elk County Tool & Die Inc.                                2,236.41                    5.04%
Mark J. Sicheri
115 Nova Court
St. Mary's, PA  15857-3063


MID CAP GROWTH FUND                                  OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED

Boston Financial Data Services                              5.44                     16.86%
Corp Action Audit Account #1
Armada Fund #1921
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

Boston Financial Data Services                              4.52                     14.01%
Corp Action Audit Account #2
Armada Fund #1921
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

Boston Financial Data Services                              4.52                     14.01%
Corp Action Audit Account #4
Armada Fund #1921
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

SEI Investments Co.                                        17.79                     55.12%
ATTN:  Rob Silvestri
1 Freedom Valley Rd
Oaks, PA  19456


MID CAP GROWTH FUND                                  OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

National City Bank                                      6,937,850.00                 32.52%
ATTN:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co (Reinv)                                    6,895,884.09                 32.33%
ATTN:  Trust Mutual Funds
Account #10023342
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co TTEE                                       4,869,694.66                 22.83%
C/o National City Bank
ATTN:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co                                            2,456,891.98                 11.52%
C/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


SMALL CAP GROWTH FUND                                OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                6,162.72                   11.41%
A/C 8992-4993
Jeffrey Zornow IRA
FCC as Custodian
1884 Stone Hollow Dr.
Bountiful, UT  84010-1057

First Clearing Corporation                                4,573.17                    8.47%
A/C  8635-9569
Jane B. Wessel  IRA
FCC as custodian
21280 Avalon Dr.
Rocky River, OH  44116-1122

First Clearing Corporation                                3,791.47                    7.02%
A/C  4365-5907
Huber Heights Medical Center
6096 Brandt Parkway
Huber Heights, OH  45424-4015


SMALL CAP GROWTH FUND                                OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED

SEI Private Trust Company                                  213.14                    28.36%
Cust. for the IRA of
FBO Maureen Muzinec
4118 Maxwell Ave
Erie, PA  16504-2534

First Clearing Corporation                                 520.29                    69.22%
A/C 4819-4698
Ted A. Klott
971 Hillridge Rd.
Reynoldsburg, OH  43068-1803


SMALL CAP GROWTH FUND                                OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

Sheldon & Co (Reinv)                                    7,954,039.07                 27.46%
Attn:  Trust Mutual Funds
Account #10023342
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co. TTEE                                      9,996,183.46                 34.51%
c/o National City Bank
Trust Mutual Fds
P.O. Box 94984
Cleveland, OH  44101-4984

National City Bank                                      6,737,770.21                 23.26%
c/o Sheldon & Co
Trust Mutual FDS
P.O. Box 94777
Cleveland, OH  44101-4777

National City Bank                                      3,434,493.04                 11.86%
ATTN:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984


SMALL CAP VALUE FUND                                     Outstanding                Percentage of Fund
(CLASS A SHARES)                                         Shares                     Shares Owned

Nationwide Trust Company FSB                             482,197.83                  19.83%
C/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Charles Schwab & Co. Inc.                                500,433.87                  20.58%
ATTN:  Mutual Funds
Special Custody Account
101 Montgomery St.
San Francisco, CA  94104-4122


SMALL CAP VALUE FUND                                 OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED

Dain Rauscher Inc FBO                                     1,936.04                    5.83%
Hansa Barki C/F
Jessica Lynn Barki
OK UNF Transfer to Minors Act
4715 Innsbrook Inn
Oklahoma City, OK  73142-5111

NFSC FEBO # BT 9-312363                                   2,662.41                    8.02%
Marlene M. Clark
1536 Kensington Lane
Lancaster, OH  43130-8749

NFSC FEBO #L2E-950955                                     1,953.13                    5.88%
NFS/FMTC IRA
FBO Paul G. Duckworth
17424 Nole Dr.
Jeffersonville, IN  47130-6141

NFSC FEBO #110-345180                                     1,675.44                    5.05%
FMT Co. Cust. IRA
FBO Jack K. Dreyer
33 Moon Hill Rd.
Lexington, MA  02421-6112


SMALL CAP VALUE FUND                                 OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I  SHARES)                                                                 SHARES OWNED

National City Bank                                      8,092,777.78                 17.77%
ATTN:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Charles Schwab & Co Inc                                 2,812,995.65                  6.18%
Attn:  Mutual Funds
Special Custody Account
101 Montgomery St
San Francisco, CA  94104-4122

Sheldon & Co. (Reinv)                                  12,214,605.31                 26.82%
Attn:  Trust Mutual Funds
Account #100023342
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                          12,180,966.01                 26.75%
P.O. Box 94984
ATTN:  Trust Mutual Funds
Cleveland, OH  44101-4984

Sheldon & Co. (Cash/Reinv)                              7,403,752.82                 16.26%
C/o National City Bank
ATTN:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4984


TAX MANAGED EQUITY                                   OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS A  SHARES)                                                                 SHARES OWNED

NFSC FEBO #Z41-257923                                    80,211.00                    5.73%
Allison P. Vanhartesveldt
TSO Eurswa
PSC 817, Box 8
FPO, NY  09622


TAX MANAGED EQUITY FUND                              OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                7,346.42                    8.20%
A/C 6108-1699
Kenneth A. Otto &
Merilee W. Otto
1710 Road Point Road
Muskegon, MI  44130-4104

First Clearing Corporation                                5,342.83                    5.96%
A/C 7561-2888
Rosalia H. Stojovic
1787 E 33rd Street
Cleveland, OH  44114-4517

First Clearing Corporation                                8,264.46                    9.22%
A/C 6700-2399
Gayle Papesh
5408 Turney Rd
Garfield Hts, OH  44125-3204


TAX MANAGED EQUITY FUND                              OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                4,785.06                   58.11%
A/C 2149-8627
David F. Caughey
2716 Caughey Rd.
Erie, PA  16506-2150

First Clearing Corporation                                2,242.46                   27.23%
A/C 8532-1477
Neal L. Woessner & Janice Woessner
64 Crestview Dr.
Oswego, IL  60543-9512

Sabrina A. Hodges                                         1,017.31                   12.35%
807 Bangs St.
Aurora, IL  60505-5329


TAX MANAGED EQUITY FUND                              OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

Sheldon & Co. TTEE                                      7,912,194.40                 49.83%
C/o National City Bank
Trust Mutual Fds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co. TTEE                                      7,073,715.07                 44.55%
C/o National City Bank
P.O. Box 94777
ATTN:  Trust Mutual Funds
Cleveland, OH  44101-4777


BALANCED ALLOCATION FUND                             OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

Burke Brothers, Inc. 401(k)                              13,049.77                   15.70%
James P. Burke
Box 118
Weedville, PA  15868

First Clearing Corporation                                5,604.87                    6.74%
A/C  5851-0084
Mentor Chiropractic Center Inc.
Defined Benefit Pension Plan
753 Nicklaus
Melbourne, FL  32940-1793

First Clearing Corporation                                7,437.05                    8.95%
A/C  5205-8862
Joann Lutes U
Aimee L. Telegraphic
4 Wesley Ave.
Charleroi, PA  15022-9444

BALANCED ALLOCATION FUND                             OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                3,631.54                    6.21%
A/C 8299-9673
Sandra M. Teribery (IRA)
FCC as Custodian
938 Brown Ave.
Erie, PA  16502-2429

First Clearing Corporation                                3,055.23                    5.23%
A/C 1218-1280
Brooke D. Aspergren Jr. (IRA)
2502 North 5th Street
Kalamazoo, MI  49009-8510

First Clearing Corporation                               10,720.97                   18.34%
A/C  2020-4262
Wallace N. Chase OIRA)
FCC as Custodian
6401 Pleasant Wood Ln.
Indianapolis, IN  46236-9735


BALANCED ALLOCATION FUND                             OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

Sheldon & Co. TTEE                                      1,122,425.12                  6.82%
c/o National City Bank
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co. (Reinv)                                   2,297,330.02                 13.95%
Attn:  Trust Mutual Funds
Account  #10023342
P.O. Box 94777
Cleveland, OH  44101-4777

National City Bank                                     12,548,223.44                 76.22%
Attn:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984


AGGRESSIVE ALLOCATION FUND                           OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS A SHARES)                                                                  SHARES OWNED

National City Corporation                                253,897.80                  83.27%
Attn:  Corp Treasury
1900 East Ninth Street
Loc 01-2101
Cleveland, OH  44114-3484

AGGRESSIVE ALLOCATION FUND                           OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS B SHARES)                                                                  SHARES OWNED

SEI Private Trust Company                                 1,459.85                    8.43%
Cust. for the Rollover IRA of
John W. Grzecka
1139 W. 29th St
Erie, PA  16508-1535

First Clearing Corporation                                2,144.65                   12.39%
A/C  1923-4997
Nancy Bunker
3130 Chestnut Rd.
Venice, FL  34293-3014

First Clearing Corporation                                1,109.82                    6.41%
A/C  3316-0318
Robert E. Fournier  IRA
FCC as Custodian
27268 Bunert Rd.
Warren, MI  48088-4842

First Clearing Corporation                                1,071.18                    6.19%
A/C  7557-6931
Michael A. Shanno
7447 Neff Road
Medina, OH  44256-9427

First Clearing Corporation                                1,067.24                    6.16%
A/C  1595-9571
Howard Blecher and
133 Wood Street
Flushing, OH  43977-9727

AGGRESSIVE ALLOCATION FUND                           OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                1,683.81                    6.89%
A/C  7658-4923
Jane E. Sibley  IRA
FCC as Custodian
4153 Sawgrass Trl
Muskegon, MI  49442-6806

First Clearing Corporation                                1,587.30                    6.49%
A/C  5565-8612
Robert G Meagher  IRA  R/O
FCC as Custodian
2534 Big Sky Ct.
Ann Arbor, MI  48108-9323

First Clearing Corporation                                1,440.77                    5.89%
A/C 4847-2450
Gregory Kniat  (IRA)
FCC as Custodian
1945 Elwood
Muskegon, MI  4944-5829

First Clearing Corporation                                1,673.82                    6.84%
A/C  7356-4030
Roberta M Stewart  (IRA)
FCC as Custodian
211 E. Dewey Rd.
Scottville, MI  49454-9679

SEI Private Trust Company                                 3,194.92                   13.06%
Cust. for the Rollover IRA of
Steve Scott
5969 Grace Ave.
Ludington, MI  49431-9683


AGGRESSIVE  ALLOCATION FUND                          OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED

First Clearing Corporation                               16,560.83                   23.44%
A/C 1885-2452
Darlene K. Bryan (IRA)
FCC as Custodian
1361 W. 725 Street
Trafalgar, IN  46181-8791

First Clearing Corporation                               30,121.34                   42.63%
A/C  1937-4859
Sandra L. Butts IRA
FCC as Custodian
RR 5, Box 555
Spencer, IN  47460-9474

First Clearing Corporation                                3,672.61                    5.20%
A/C  55575-4895
Allen McClendon (IRA)
FCC as Custodian
11038 Leo Dr.
Indianapolis,  IN  46235-4900

First Clearing Corporation                                9,503.70                   13.45%
A/C 4045-2675
Phillip L. Hargis (IRA)
FCC as Custodian
11145 Fall Dr.
Indianapolis, IN  46229-1971

AGGRESSIVE ALLOCATION FUND                           OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

NatCity Investments                                      254,418.79                  80.95%
Attn:  Paul Fabrizi
Loc 3070
1965 E 6th St.
Cleveland, OH  44114-2226

Sheldon & Co.                                            58,871.17                   18.73%
P.O. Box 94984
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4984


CONCERVATIVE ALLOCATION FUND                         OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS A SHARES)                                                                  SHARES OWNED

National City Corporation                                258,168.93                  92.16%
Attn:  Corp Treasury
1900 East Ninth Street
Loc 01-2101
Cleveland, OH  44114-3484


CONSERVATIVE ALLOCATION FUND                         OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS B SHARES)                                                                  SHARES OWNED

SEI Private Trust Company                                 1,563.39                    9.81%
Cust for the IRA of
FBO Cindy S. Hughes
228 S. Beech St.
Bryan, OH  43506-1655

SEI Private Trust Company                                 1,943.34                   12.19%
Cust for the IRA of
FBO Raymond L. Moden
9840 County Road  17-3
Wauseon, ON  43567-9746

First Clearing Corporation                                2,574.27                   16.15%
A/C  7859-4513
William C. Smith  IRA
FCC as Custodian
6150 W 100 S
New Palestine, IN  46163-9799


First Clearing Corporation                                3,097.84                   19.43%
A/C  1135-5168
C. Max Anderson and Patricia S.
Anderson  REV Tr C Max and
9105 E. 17th St.
Indianapolis, IN  46229-2018

First Clearing Corporation                                1,885.35                   11.82%
A/C  8376-7210
A.J. Toney Jr.  (IRA)
FCC as Custodian
7805     Graydon Heights
Catlettsburg, KY  41129-9121

First Clearing Corporation                                1,904.98                   11.95%
A/C  6880-0513
Craig A. Runstead  IRA R/O
FCC as Custodian
3527 Fremont St.
Rockford, IL  61103-2006

First Clearing Corporation                                 933.45                     5.85%
A/C 7798-6050
Patricia N. Thompson IRA
FCC as Custodian
5929 Gallia St.
Portsmouth, OH  45662-5606

First Clearing Corporation                                 836.09                     5.24%
A/C 6670-6409
Stanley Pilinski (IRA)
FCC as Custodian
130 Lindbergh Dr.
Fairview, PA  16415-1357


CONSERVATIVE ALLOCATION FUND                         OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                4,580.67                    6.80%
A/C 5339-2739
Emmaree K. Martin
207 Windsor Ct., Apt 30B
Marysville, OH  43040-1564

First Clearing Corporation                                3,603.41                    5.35%
A/C 4247-9304
Keith A. Hopkins  IRA
FCC as Custodian
436 Dry Run Rd.
West Portsmouth, OH  45663-9018

First Clearing Corporation                               11,841.17                   17.57%
A/C 3826-7877
Ali Gharib Family Trust
Homa Gharib TTEE
10516 Mitchells Will Road
Chardon, OH  44024-8615

First Clearing Corporation                                3,622.74                    5.38%
A/C 4103-522
Robert E. Hartwig
Jeanette L. Hartwig
1507 City Road 5
Kitts Hill, OH  45645

First Clearing Corporation                                4,658.40                    6.91%
A/C 2867-1116
Henry R. Dowdy IRA  R/O
FCC as Custodian
6100 Lake Bonita Rd.
Catlettsburg, KY  41129-9704


CONSERVATIVE ALLOCATION FUND                         OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                4,382.54                   10.54%
A/C  7946-5644
Leonard Shirley and Jean F. Shirley
2028 State Rd. 95
Edison, OH  43320

First Clearing Corporation                                2,592.12                    6.23%
A/C  1665-2502
Ruth E. Borns
180 Love Ave., Apt. D
Greenwood, IN  46142-2148

First Clearing Corporation                                2,560.31                    6.16%
A/C  8400-0982
Bert M. Turner IRA
FCC as Custodian
2919 S. Fleming St.
Indianapolis, IN  46241-5935

First Clearing Corporation                                2,546.36                    6.12%
A/C  2043-1065
Betty W. Clark IRA
FCC as Custodian
516 S. Broadway
Greenfield, IN  46140-1739

First Clearing Corporation                                2,544.82                    6.12%
A/C 2617-3894
Adolphus W. Dalton IRA
FCC as Custodian
7101 Beamer Station Rd.
Poland, IN  47868-7165

First Clearing Corporation                                2,241.26                    5.39%
A/C 1501-8444
George Berlier
1205 N. Gladstone
Indianapolis, IN  46201-2363

First Clearing Corporation                                6,124.99                   14.73%
A/C  6962-1915
Paul Raigner (IRA)
FCC as Custodian
580 N. 300 W
Greenfield, IN 46140-8424


CONSERVATIVE ALLOCATION FUND                         OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

NatCity Investments                                      259,015.80                  90.80%
Attn:  Paul Fabrizi
Loc 3070
1965 E. 6th St.
Cleveland, OH  44114-2226

Sheldon & Co.                                            26,236.13                    9.20%
P.O. Box 94984
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4777


BOND FUND                                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

SEI Private Trust Company                                 1,079.48                    6.74%
Cust. for the IRA of FBO Marlene A. Mesa
7456 Bartholomew Drive
Middleburg Hts., OH  44130-6768

First Clearing Corporation                                3,947.45                   24.63%
A/C  7081-0852
Ridgway Community Nurses Srvcs
ATTN:  Lori MacDonald
20 North Broad Street
Ridgway, PA  15853-1002

First Clearing Corporation                                 855.03                     5.34%
A/C  8642-6779
Leola Wilson IRA
FCC as Custodian
7 Mario Drive
Trotwood, OH  45426-2914

First Clearing Corporation                                2,421.24                   15.11%
A/C 2134-3053
Joseph H. Crowley  (IRA)
FCC as Custodian
1630 Creedmoor Avenue
Pittsburgh, PA  15226-2440

First Clearing Corporation                                 918.75                     5.73%
A/C 6099-1850
Robert H. Mullens (IRA)
FCC as Custodian
1256 Rohr Rd.
Lockbourne, OH  43137-9251

First Clearing Corporation                                1,087.95                    6.79%
A/C 1682-6933
Peter P. Bova  SEP IRA
FCC as Custodian
134 Winterwood Dr
Butler, PA  16001-7334

Raymond James & Assoc. Inc.                               1,812.94                   11.31%
FBO Culp, Carl
BIN# 46345739
880 Carillon Pkwy.
St. Petersburg, FL  33716-1100


BOND FUND                                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                 449.26                    96.19%
A/C 5585-1155
Linda L. Mellott (IRA)
FCC as Custodian
351 Woodview Dr.
Jeffersonville, OH  43128-1113

BOND FUND                                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

National City Bank                                     15,104,029.03                 18.80%
Attn:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co.                                          18,217,409.42                 22.67%
C/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                          16,906,722.15                 21.04%
P.O. Box 94984
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4777

Sheldon & Co. (Cash/Reinv)                             27,662,406.78                 34.43%
c/o National City Bank
Attn:  Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


GNMA FUND                                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS A SHARES)                                                                  SHARES OWNED

First Clearing Corporation                               217,828.57                  33.76%
A/C 2381-7616
Commercial Screw Prod Inc.
Tomco Div.
Larry Strah
882 Callendar Blvd.

First Clearing Corporation                               78,750.17                   12.20%
A/C 2381-7632
Commercial Screw Products Inc.
882 Callendar Blvd.
Painesville Twp., OH  44077-1218

First Clearing Corporation                               97,276.27                   15.07%
A/C  4720-7506
Robert S. Kendall &
Linda R. Kendall JT TEN
2650 Butternut Ln.
Pepper Pike, OH  44124-4208


GNMA FUND                                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS B SHARES)                                                                  SHARES OWNED

SEI Private Trust Company                                 4,087.06                    5.74%
Cust. for the IRA of
FBO Twila Dolby Dunlap
2504 Cherrytree Rd.
Oil City, PA  16301-4902

First Clearing Corporation                                4,005.93                    5.63%
A/C 2956-7340
Robert K. Erickson IRA
FCC as Custodian
RR3 Box 157
Bloomington, IL  61704-9591


GNMA FUND                                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

First Clearing Corporation                               11,175.68                    6.46%
A/C 3826-7877
Ali Gharib Family Trust
Homa Gharib TTEE
10516 Mitchells Will Road
Chardon, OH  44024-8615

First Clearing Corporation                                9,988.78                    5.77%
A/C  6324-9932
Robert F. Neuwar  IRA
FCC as Custodian
381 Sterling Cir.
Berea, OH  44017-2322

First Clearing Corporation                                9,889.78                    5.71%
A/C  4083-8539
Rosemary E. Harrison  (IRA R/O)
FCC as Custodian
47 Cleveland Street
Chagrin Falls, OH  44022-2927


GNMA FUND                                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                 963.24                    48.49%
A/C 1207-3467
Sylvia Arthurs (IRA)
FCC as Custodian
4757 Ledgewood Dr.  Unit 3B
Medina, OH  44256-9040

First Clearing Corporation                                 488.04                    24.57%
A/C 7127-0225
Bill Robinson  IRA
FCC as Custodian
7271 Marsh Rd.
Plainwell, MI  49080-9286

First Clearing Corporation                                 480.31                    24.18%
A/C 6506-0275
Betty L. Purciful IRA R/O
FCC as Custodian
1834 Ravenswood Dr.
Anderson, IN  46012-3197


GNMA FUND                                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

Sheldon & Co.                                           4,074,734.46                 26.77%
C/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                           2,000,651.94                 13.14%
C/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.  TTEE                                     9,093,759.60                 59.74%
C/o National City Bank
Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984


INTERMEDIATE BOND FUND                               OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS B SHARES)                                                                  SHARES OWNED

First Clearing Corporation                               16,295.03                   11.66%
A/C 1202-4114
Eugene Arrigoni IRA
FCC as Custodian
4101 Grady Smith Road
Loganville, GA  30052-3650


INTERMEDIATE BOND FUND                               OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED

First Clearing Corporation                                6,102.41                   11.53%
A/C 1294-3972
Robert Henry Baker, Jr IRA
FCC as Custodian
834 Georgiana St.
Port Angeles, WA  98362-3512

First Clearing Corporation                               12,451.96                   23.52%
A/C 2583-3222
Wurster Construction Co., Inc.
Attn:  Al Wurster, Pres.
8463 Castlewood Dr.
Indianapolis, IN  46250-1534

First Clearing Corporation                                9,496.68                   17.94%
A/C 7721-3664
Samuel E. Taylor
Revocable Trust
961 Collier Ct., Apt 303
Marco Island, FL  34145-6535

First Clearing Corporation                                9,760.27                   18.43%
A/C 4973-8143
Marian L. Laisure
TOD, Dorylz Laisure,
2112 Acacia Park Dr., Apt. 307
Lyndhurst, OH  44124-3800


INTERMEDIATE BOND FUND                               OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                2,882.64                   76.54%
A/C 4836-3605
Joanne F. Koba & Betty Schroeder
5603 Stonybrook Dr.
Plainfield, IL  60544-6674

First Clearing Corporation                                 866.78                    23.01%
A/C 1446-0481
Joan M. Becker (IRA)
FCC as Custodian
1169 102nd Ave.
Plainwell, MI  49080-9730


INTERMEDIATE BOND FUND                               OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED

Sheldon & Co. (Reinv)                                   4,205,597.53                 11.61%
Attn:  Trust Mutual Funds
Account #10023342
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co.                                          14,901,099.19                 41.13%
P.O. Box 94984
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4984

Sheldon & Co.                                          10,337,705.20                 28.53%
Attn:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

SEI Trust Company                                       4,801,781.38                 13.25%
Attn:  Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA  19456


LIMITED MATURITY BOND FUND                           OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS B SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                7,992.01                    5.78%
A/C 1637-2210
Marjorie M. Booth
3268 Braemar Rd.
Shaker Heights, OH  44120-3330

First Clearing Corporation                               11,037.10                    7.99%
A/C 1685-8815
Fremond Boyd (IRA)
FCC as Custodian
3567 Grosvenor Rd.
Cleveland, OH  44118-2628

First Clearing Corporation                                8,467.45                    6.13%
A/C 4940-5424
Eugene R. Kus
Shirley Kus
13945 County Line Road
Chagrin Falls, OH  44022-4015


LIMITED MATURITY BOND FUND                           OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                               11,568.00                   11.24%
A/C 3826-7877
Ali Gharib Family Trust
Homa Gharib TTEE
10516 Mitchells Will Rd.
Chardon, OH  44024-8615

First Clearing Corporation                                7,972.70                    7.75%
A/C 4000-8606
Mary Susan Fox & J. Warren Fox
1681 Quail Run Dr.
Kalamazoo, MI  49009-1899

First Clearing Corporation                               10,122.81                    9.83%
A/C 4083-8539
Rosemary E. Harrison (IRA R/O)
FCC As Custodian
47 Cleveland Street
Chagrin Falls, OH  44022-2927

First Clearing Corporation                                6,547.56                    6.36%
A/C 1744-7345
Syma Brejt (IRA)
FCC as Custodian
3625 Shannon Road
Cleveland Hts, OH  44118-1928

First Clearing Corporation                                6,976.11                    6.78%
A/C 3993-7302
Peter C. Hawk TTEE
1741 Idlewind
Richland, MI  49083-9360


LIMITED MATURITY BOND FUND                           OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                6,970.35                   22.31%
A/C  8362-1585
Joseph J. Tiziani IRA #2
FCC as Custodian
P.O. Box 4223
Horseshoe Bay, TX  78657-4223

First Clearing Corporation                                5,002.96                   16.01%
A/C  8575-0813
Georgia T. Vorhies
4211 Waterbrook Way
Greenwood, IN  46143-9310

First Clearing Corporation                                2,579.15                    8.25%
A/C 2043-6668
The Campbell Living Trust
Richard T. Campbell & Judith
7509 W. 163rd Street
Tinley Park, IL  60477-1548

First Clearing Corporation                                6,336.63                   20.28%
A/C 3665-3599
William R. Gilbert
908 Monroe
Winthrop Harbor, IL  60096-1537

First Clearing Corporation                                2,186.65                    7.00%
A/C 3835-0217
Robert C. Gray (IRA)
FCC as Custodian
1089 Christi Cir.
Beaver Creek, OH  45434-6375

First Clearing Corporation                                1,992.29                    6.38%
A/C 4836-3605
Joanne F. Koba & Betty Schroeder
5603 Stonybrook Dr.
Plainfield, IL  60544-6674

First Clearing Corporation                                1,980.54                    6.34%
A/C 7216-6973
Anita Joyce Ryan Trust
Anita Joyce Ryan TTEE
891 Exeter Turn Dr.
Bourbannais, IL  60914-1682

First Clearing Corporation                                1,972.39                    6.31%
A/C 8362-1587
Joseph J. Tiziani IRA R/O
FCC as Custodian
P.O. Box 4223
Horseshoe Bay, TX  78657-4223

First Clearing Corporation                                2,006.82                    6.42%
A/C 2873-4354
James A. Doxey (IRA Rollover)
FCC as Custodian
5381 N. Riverview
Kalamazoo, MI  49004-1544


LIMITED MATURITY BOND FUND                           OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED
----------------

National City Bank                                      1,556,147.10                  7.17%
Attn:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co. (Reinv)                                   6,274,466.03                 28.90%
Future Quest
c/o National City Bank
Attn:  Trust Mutual Funds/01-999999774
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                          10,039,795.17                 46.24%
Future Quest
c/o National City Bank
Attn:  Trust Mutual Funds/01-999999774
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co.  TTEE                                     3,546,309.46                 16.33%
Future Quest
c/o National City Bank
Attn:  Trust Mutual Funds/01-999999774
P.O. Box 94777
Cleveland, OH  44101-4777


TOTAL RETURN ADVANTAGE FUND                          OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS A SHARES)                                                                  SHARES OWNED
----------------

Brayman Construction Corp.                               13,251.62                    7.35%
Savings & Profit Sharing Plan
Conversion Holding Account
P.O. Box 8705
Boston, MA  02266-0001

First Clearing Corporation                               15,339.68                    8.51%
A/C 4586-0750
David R. Johnson (IRA)
FCC as Custodian
617 Wildwood Road
Sellersburg, IN  47172-1747

H.S. Buyvan Inc. Employees                                9,443.73                    5.24%
401K Profit Sharing Plan
Conversion Holding Account
P.O. Box 8705
Boston, MA  02266-0001

First Clearing Corporation                               19,995.81                   11.09%
A/C 5046-3346
Curtis E. Lesmeister (IRA)
FCC as Custodian
2311 Meadow Drive
Louisville, KY  40218-1332


TOTAL RETURN ADVANTAGE FUND                          OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS B SHARES)                                                                  SHARES OWNED
----------------

Raymond James & Assoc. Inc. CSDN                          2,038.27                    6.90%
Alfred E. Corey Jr. IRA
1031 Eden Isle Dr. N E
Saint Petersburg, FL  33704-1705

First Clearing Corporation                                2,643.01                    8.95%
A/C 3816-3066
Claude Hall IRA
FCC as Custodian
416 Skylark Drive
Winchester, KY  40391-2902

First Clearing Corporation                                5,291.39                   17.92%
A/C 4025-9578
Donald P. Hamiton Sr. IRA
FCC as Custodian
164 South Detroit Ave.
Toledo, OH  43609-2017

First Clearing Corporation                                4,195.16                   14.21%
A/C 2867-1582
Henry R. & Anna Belle Dowdy
TTEE Henry R and Anna
6100 Lake Bonita Rd.
Catlettsburg, KY  41129-9704

First Clearing Corporation                                3,002.94                   10.17%
A/C 1212-4397
York Ash
2772 S Michael
Traverse City, MI  49686-4921

First Clearing Corporation                                1,757.43                    5.95%
A/C 4103-5222
Robert E. Hartwig
Jeanette L. Hartwig
1507 City Road 5
Kitts Hill, OH  45645

First Clearing Corporation                                3,803.70                   12.88%
A/C 7738-9249
Howard C. Sergott (IRA R/O)
FCC as Custodian
4698 Wolff Dr.
Brunswick, OH  44212-2549


TOTAL RETURN ADVANTAGE FUND                          OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED
----------------

SEI Private Trust Company                                  439.81                     7.83%
Cust. for the Rollover IRA of
Robert R. Feltes
8853 Michaels Ln.
Broadview Hts, OH  44147-1774

Stoney Hollow Tire, Inc. 401(k) Plan                      1,796.22                   32.00%
David B. Knowlson
Attn:  Earl Buono
Personal and Confidential
1st & Hanover Streets, P.O. Box 310
Martins Ferry, OH  43935

First Clearing Corporation                                1,005.05                   17.90%
A/C 3778-0803
Virginia M. Gillespie
7037 Prospect Dublin Rd.
Prospect, OH  43342-9553


TOTAL RETURN ADVANTAGE FUND                          OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED
----------------

Boston Financial Data Services                              2.40                     14.18%
Corp. Action Audit Account #1
Armada Fund #1929
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

Boston Financial Data Services                              2.40                     14.18%
Corp Action Audit Account #2
Armada Fund #1929
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

Boston Financial Data Services                              2.40                     14.18%
Corp. Action Audit Account #4
Armada Fund #1929
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

SEI Investments Co.                                         9.74                     57.45%
Attn:  Rob Silvestri
1 Freedom Valley Rd.
Oaks, PA  19456


TOTAL RETURN ADVANTAGE FUND                          OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED
----------------

Sheldon & Co. (Reinv)                                  12,853,207.60                 52.27%
Attn:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co.                                           6,228,329.48                 25.33%
P.O. Box 94777
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4777

Sheldon & Co.  TTEE                                     5,111,123.96                 20.78%
C/o National City Bank
P.O. Box 94777
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4777

U.S. GOVERNMENT INCOME FUND                          OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                7,399.21                    8.94%
A/C 8697-5307
Wilda I. Wilson
Barbara A. Nagy POA
10137 Hobart Rd
Apt 504

First Clearing Corporation                               27,491.94                   33.20%
A/C 6019-2188
Northern Ohio District Council
Attn:  Robert Fozio
16600 Sprague Road #275
Middleburg, OH  44130-6398

First Clearing Corporation                                4,373.93                    5.28%
A/C 485-0691
Harry J. Jahnke
Mary Louise Jahnke
2025 E. Lincoln St.,  Apt. 2324
Bloomington, IL  61701-5995

First Clearing Corporation                                8,142.14                    9.83%
A/C 3555-4106
Andrew L. Gladish  (IRA R/O)
FCC as Custodian
33681 Reserve Way
Avon, OH  44011-3224

First Clearing Corporation                                5,446.73                    6.58%
A/C 1074-5691
Helen D. Alexander
5372 Twin Lake Rd. NE
Mancelona, MI  49659-9220


U.S. GOVERNMENT INCOME FUND                          OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                 804.29                    14.99%
A/C  8317-4412
Clayton E. Thomas (IRA)
FCC as Custodian
809 Dunbar Dr.
Cumberland, IN  46229-3227

First Clearing Corporation                                2,983.28                   55.61%
A/C 5339-2739
Emmaree K. Martin
207 Windsor Ct. Apt. 30B
Marysville, OH  43040-1564

First Clearing Corporation                                 883.56                    16.47%
A/C 7293-0944
Raymond J. Samp (IRA Rollover)
FCC as Custodian
6173 Wolf Creek
Herron, MI  49744-9755

First Clearing Corporation                                 675.02                    12.58%
A/C 6694-1414
E. Imogene Parsons (IRA)
FCC as Custodian
5921 Benalex Rd.
Toledo, OH  43612-4407


U.S. GOVERNMENT INCOME FUND                          OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED
----------------

National City Bank                                      2,271,152.46                 11.49%
Attn:  Trust Mutual Funds
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon & Co. (Reinv)                                   2,452,384.03                 12.41%
Attn:  Trust Mutual Funds
Account #10023342
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co. TTEE                                     11,488,426.72                 58.13%
c/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                           3,153,717.94                 15.96%
c/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


MICHIGAN MUNICIPAL BOND FUND                         OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS A SHARES)                                                                  SHARES OWNED
----------------

McDonald Investments Inc FBO                             251,330.35                  17.71%
35617487
4900 Tiedeman Road
Brooklyn, OH  44144-2338

MICHIGAN MUNICIPAL BOND FUND                         OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS B SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                9,443.60                    5.02%
A/C 8304-7634
Emily T. Wheeler TTEE
Emily T. Wheeler Trust
1632 Tawas Beach Road
East Tawas, MI  48730-9330

First Clearing Corporation                               16,396.42                    8.71%
A/C 1474-8811
Marion E. Belloni
27715 Alger Lane
Madison Heights, MI 48071-4523

First Clearing Corporation                               23,561.72                   12.51%
A/C 4119-5327
Timothy P. Higgins
Kathleen M. Higgins
6302 Greenwood Ct.
Belleville, MI  48111-5169


MICHIGAN MUNICIPAL BOND FUND                         OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                1,869.39                    7.29%
A/C  5837-0033
Robert L. Mott
Gloria A. Mott TTEE
10242 Sunrise RDG
Pinckney, MI  48169-8125

First Clearing Corporation                                3,619.91                   14.11%
A/C  8421-6308
Eugene H. Towner Marital Trust
1023 Avon Road
Ann Arbor, MI  48104-2741

First Clearing Corporation                               17,187.88                   67.01%
A/C  7412-6331
Alyssa Lee Trust
Shari L. Simon TTEE
8885 Lehman Road
Montague, MI  49437-9326

First Clearing Corporation                                2,069.67                    8.07%
A/C  8951-4011
Raimonds T. Ziemelis
1222 E. Giles
Muskegon, MI  49445-2630

MICHIGAN MUNICIPAL BOND FUND                         OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED
----------------

Boston Financial Data Services                              2.24                     14.18%
Corp Action Audit Account #1
Armada Fund #1919
2 Heritage Drive, 3rd Fl.
N. Quincy, MA  02171-2144

Boston Financial Data Services                              2.24                     14.18%
Corp Action Audit Account #2
Armada Fund #1919
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

Boston Financial Data Services                              2.24                     14.18%
Corp Action Audit Account #4
Armada Fund #1919
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

SEI Investments Co.                                         9.07                     57.45%
Attn:  Rob Silvestri
1 Freedom Valley Rd.
Oaks, PA  19456


MICHIGAN MUNICIPAL BOND FUND                         OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED
----------------

Sheldon & Co. (Reinv)                                   1,511,637.10                 12.17%
Attn:  Trust Mutual Funds
Account #10023342
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co. TTEE                                     10,530,655.82                 84.79%
c/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


NATIONAL TAX EXEMPT BOND FUND                        OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS A SHARES)                                                                  SHARES OWNED
----------------

Caren M. Peterson                                        31,347.97                    8.51%
1813 Kings Hwy.
Rockford, IL  61107-1354

Sheldon & Co.                                            24,083.96                    6.54%
c/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


NATIONAL TAX EXEMPT BOND FUND                        OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS B SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                9,861.93                   13.28%
A/C 8304-7634
Emily T. Wheeler TTEE
Emily T. Wheeler Trust
1632 Tawas Beach Road
East Tawas, MI  48730-9330

First Clearing Corporation                                9,861.93                   13.28%
A/C 8665-0100
John D. Wheeler TTEE
John D. Wheeler Trust
1632 Tawas Beach Road
East Tawas, MI  48730-9330

First Clearing Corporation                                4,954.12                    6.67%
A/C 2099-9089
James E. Chenault &
Judith E. Chenault
8609 Cool Brook Ct.
Louisville, KY  40291-1501

First Clearing Corporation                                5,553.17                    7.48%
A/C 5482-0768
Theodore R. McDonald &
Rose Ann McDonald
7712 St. Bernard Ct.
Louisville, KY  40291-2462

LPL Financial Service                                     6,378.86                    8.59%
AC 1476-8134
9785 Towne Centre Drive
San Diego, CA  92121-1968

Raymond James & Assoc. Inc.                              13,420.26                   18.07%
FBO Hawkins, C. Trust
BIN#43406825
880 Carillon Pkwy.
St. Petersburg, FL  33716-1100

Donaldson Lufkin Jenrette                                 5,634.56                    7.59%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

NATIONAL TAX EXEMPT BOND FUND                        OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                1,809.42                   96.76%
A/C 3565-5028
Patricia Ann Galliher
JT WROS
311 Bellefonte Princess Rd.
Ashland, KY  41101-7115


NATIONAL TAX EXEMPT BOND FUND                        OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED
----------------

Boston Financial Data Services                              2.43                     14.17%
Corp Action Audit Account #1
Armada Fund #1923
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

Boston Financial Data Services                              2.43                     14.17%
Corp Action Audit Account #2
Armada Fund #1923
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

Boston Financial Data Services                              2.43                     14.17%
Corp Action Audit Account #4
Armada Fund #1923
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

SEI Investments Co                                          9.87                     57.48%
Attn:  Rob Silvestri
1 Freedom Valley Rd
Oaks, PA  19456


NATIONAL TAX EXEMPT BOND FUND                        OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED
----------------

Sheldon & Co. TTEE                                     11,245,430.61                 68.85%
c/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

Sheldon & Co.                                           4,270,831.14                 26.15%
c/o National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777

OHIO TAX EXEMPT BOND FUND                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS A SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                               205,325.30                  22.87%
A/C 3198-9668
Harry E. Figgie Jr Trust
Harry E. Figgie Jr. TTEE
37001 Shaker Blvd.
Chagrin Falls, OH  44022-6643


OHIO TAX EXEMPT BOND FUND
(CLASS B SHARES)
----------------

First Clearing Corporation                                3,626.47                   20.25%
A/C  2615-4740
Donna J. Dalferro &
Paul R Dalferro
3322 Maple Ave.
Castalia, OH  44824-9446

First Clearing Corporation                                4,770.48                   26.64%
A/C 6826-9675
Samuel J. Puccinelli Trust
Samuel J. Puccinelli Trustee
18099 Lorain Ave.  Ste. 550
Cleveland, OH  44111-5610

First Clearing Corporation                                4,621.88                   25.81%
A/C 7027-6067
Aina L. Schuster
9145 Columbia Rd.
Olmsted Falls, OH  44138-2426

First Clearing Corporation                                2,227.51                   12.44%
A/C 3157-1172
Martha Fedash
Charlotte A. Bogdan JT TEN
417 Broad Blvd.
Cuyahoga Falls, OH  44221-3833

First Clearing Corporation                                1,205.39                    6.73%
A/C 4571-0124
Andrew B. Jackson, Jr. Trust
Andrew B. Jackson, Jr. TTEE
418 Greenlee Rd.
Troy, OH  45373-9481

First Clearing Corporation                                1,169.73                    6.53%
A/C 3204-3768
Robert L. Fine
1328 Lake Shore Dr. Apt. C
Columbus, OH  43204-4827

OHIO TAX EXEMPT BOND FUND                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                9,386.90                   10.32%
A/C 7164-3090
Robert J. Rice Revocable Trust
Robert J. Rice Trustee
16280 Commons Oval
Strongsville, OH  44136-2566

First Clearing Corporation                                9,006.52                    9.90%
A/C 3709-6486
Anna M. Gascoigne Nixon
284 South Oval Drive
Chardon, OH  44024-1462

First Clearing Corporation                                9,029.86                    9.93%
A/C 1021-6227
Dorothy Ackers
6700 Cincinnati/Zanesville Rd.
Rushville, OH  43150-9641

First Clearing Corporation                                6,244.43                    6.86%
A/C 3266-5160
Pearlie J. Foster & James H. Foster
10730 Englewood Ave.
Cleveland, OH  44108-2720

First Clearing Corporation                                7,847.56                    8.63%
A/C 5168-1198
James Levin and
Jill Levin
3099 Vine Court
Cleveland, OH  44113-2948

First Clearing Corporation                                7,448.28                    8.19%
A/C 3330-1164
Harry Fronista
8969 Adams Road
Huber Heights, OH  45424-4037

First Clearing Corporation                                7,448.28                    8.19%
A/C 3384-6316
Sylvai A. Fronista
8969 Adams Road
Huber Heights, OH  45424-4037

First Clearing Corporation                                4,693.46                    5.16%
A/C 7060-5213
Lawrence A. Rice Rev. Trust
Lawrence A. Rice Trustee
480 Parklawn
Rocky River, OH  44116-1151

First Clearing Corporation                                4,693.46                    5.16%
A/C 7061-8184
Thomas R. Rice Revocable Trust
Thomas R. Rice Trustee
31409 St. Andrews
Westlake, OH  44145-5056


OHIO TAX EXEMPT BOND FUND                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                2.732.26                   99.43%
A/C 1756-8826
Russell W. Brooks and
Laverne M. Brooks  JTWROS
6335 Waldorf Place
Independence, OH  44131-3342


OHIO TAX EXEMPT BOND FUND                            OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS I SHARES)                                                                  SHARES OWNED
----------------

Sheldon and Co.                                        10,933,637.95                 79.21%
FutureQuest  - c/o National City Bank
Trust Mutual Fds / 01-999999774
P.O. Box 94984
Cleveland, OH  44101-4984

Sheldon and Co. (Cash/Reinv)                            1,758,812.79                 12.74%
National City Bank
Trust Mutual Funds
P.O. Box 94777
Cleveland, OH  44101-4777


PENNSYLVANIA MUNICIPAL BOND FUND                     OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS A SHARES)                                                                  SHARES OWNED
----------------

National Financial Services Corp                          5,586.10                    5.66%
FBO Gary S Lengel
Bin #TGA 100897
200 Liberty St.  #FL
New York, NY  10281-1003

First Clearing Corporation                               10,262.75                   10.41%
FBO Sara Zimmer
ACCT # 8963-5901
P.O. Box 1357
Richmond, VA  23218-1357

First Clearing Corporation                                8,587.15                    8.71%
A/C 7618-3716
Helga A. Suhr
750 Sharter Dr #E-11
Longs, SC  29568

First Clearing Corporation                                9,696.35                    9.83%
A/C 1054-0958
James L. Aiello and
Crystel Gabrich
141 Circle Dr.
Pittsburgh, PA  15228-2120

First Clearing Corporation                                7,792.06                    7.90%
A/C  8434-2907
Thiel College
75 College Avenue
Greenville, PA  16125-2186

First Clearing Corporation                               14,233.93                   14.43%
A/C  5158-1633
Elva A. Longwell &
437 Morton Street
Sharon, PA  16146-2419

First Clearing Corporation                                9,469.70                    9.60%
A/C  8698-0511
Joan A. Wickerham
Alan C. Wickerham
JTTEN
462 S. 7th Street

First Clearing Corporation                                7,777.65                    7.89%
A/C  4289-0182
Carol Hoffman
255 B-11 Dizengoff Street
Zip Code  63117 Israel
Tel Aviv


PENNSYLVANIA MUNICIPAL BOND FUND                     OUTSTANDING SHARES        PERCENTAGE OF FUND
(CLASS C SHARES)                                                                  SHARES OWNED
----------------

First Clearing Corporation                                9,838.67                   21.47%
A/C 8681-9932
Leroy Wheeler
June L. Jones
23164 N. Townline
Conneautville, PA  16406-5548

First Clearing Corporation                                4,448.13                    9.70%
A/C 3393-3402
Catherine M. Frantz
2617 Asbury Rd.
Erie, PA  16506-1441

First Clearing Corporation                                5,173.37                   11.29%
A/C 6713-4142
Mildred P. Phillips
2625 Asbury Rd.
Erie, PA  16506-1441

First Clearing Corporation                                2,944.46                    6.42%
A/C 4324-1382
Carrie D. Huffman
1290 Boyce Rd, Apt. C312
Pittsburgh, PA  15241-3992

First Clearing Corporation                                2,435.68                    5.31%
A/C 2925-3576
Isabel W Dunn
Duane R Dunn   Jt Ten
215 Olin Avenue
Girard, PA  16417-1529

First Clearing Corporation                                3,152.99                    6.88%
A/C 5368-1735
Sherry M. Lovaglio
Donald A. Lovaglio
JT TEN
Lynnwood Estates

First Clearing Corporation                                9,196.57                   20.07%
A/C 1267-6671
Martha Baird
10 Stoney Brook Blvd.
Greenville, PA  16125-7804

First Clearing Corporation                                7,274.49                   15.87%
A/C 7799-8929
Henri Schmid
Harriet Ann Schmid
JT TEN
440 Collier Road


PENNSYLVANIA MUNICIPAL BOND FUND                     OUTSTANDING SHARES       PERCENTAGE OF FUND
(CLASS H SHARES)                                                                  SHARES OWNED
----------------

Boston Financial Data Services                              2.35                     14.18%
Corp Action Audit Account #1
Armada Fund #1925
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

Boston Financial Data Services                              2.35                     14.18%
Corp Action Audit Account #2
Armada Fund #1925
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

Boston Financial Data Services                              2.35                     14.18%
Corp Action Audit Account #4
Armada Fund #1925
2 Heritage Drive, 3rd fl.
N. Quincy, MA  02171-2144

SEI Investments Co.                                         9.53                     57.47%
Attn:  Rob Silvestri
1 Freedom Valley Rd.
Oaks, PA  19456


PENNSYLVANIA MUNICIPAL BOND FUND                     OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS I SHARES)                                                                       OWNED
----------------

Sheldon and Co                                          4,542,613.77                  91.77%
P.O. Box 94984
Attn:  Trust Mutual Funds
Cleveland, OH  44101-4984


GOVERNMENT MONEY MARKET FUND                         OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS A SHARES)                                                                       OWNED
----------------

National City MI/IL                                    263,944,200.00                 32.28%
FBO Corporate Sweep Customer
Cash Management Operations
770 W. Broad Street Loc 16-0347
Columbus, OH  43222-1419

Pennsylvania                                           311,926,000.00                 38.15%
FBO Corporate Autosweep Customers
C/o National City Bank of PA
300 Fourth Street 2-191
Pittsburgh, PA  15222-2003

Wheat First Securities                                 87,961,253.44                  10.76%
P.O. Box 6629
Glen Allen, VA  23058-6629

National City Bank                                     119,113,800.00                 14.57%
FBO Corporate Autosweep
770 W. Broad Street LOC 16-0347
Columbus, OH  43222-1419


GOVERNMENT MONEY MARKET FUND                         OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS I SHARES)                                                                       OWNED
----------------

National City Bank                                    1,850,281,659.55                92.34%
Operations Center
3rd Floor, North Annex
4100 West 150th Street
Cleveland, OH  44135-1389

MONEY MARKET FUND                                    OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS A SHARES)                                                                       OWNED
----------------

National City MI/  IL                                  247,694,800.00                 13.08%
FBO Corporate Sweep Customer
Cash Management Operations
770 W Broad Street LOC 16-0347
Columbus, OH  43222-1419

Pennsylvania                                           356,178,000.00                 18.81%
FBO Corporate Autosweep Customers
C/o National City Bank of PA
300 Fourth Street 2-191
Pittsburgh, PA  15222-2003

Wheat First Securities                                 770,240,146.53                 40.69%
P.O. Box 6629
Glen Allen, VA  2305-6629

National City Bank                                     307,818.846.12                 16.26%
FBO Corporate AutoSweep
770 W. Broad St. LOC 16-0347
Columbus, OH  43222-1419


MONEY MARKET FUND                                    OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS B SHARES)                                                                       OWNED
----------------

Shore West Construction 401(k) Plan                      114,748.86                    7.66%
Judith E. Santora
3930 Woodpark Dr.
N. Olmsted, OH  44070-1774

First Clearing Corporation                               77,595.96                     5.18%
A/C 5804-9547
Mildred E. May
Mildred E. May
6205 Six Mile Lane
Louisville, KY  40218-2348

Donaldson Lufkin Jenrette                                196,364.93                   13.11%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052

High Point Tool & Machine                                195,984.58                   13.08%
Conversion Holding Account
P.O. Box 8705
Boston, MA  02266-0001

MONEY MARKET FUND                                    OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS C SHARES)                                                                       OWNED
----------------

First Clearing Corporation                               54,716.15                    18.75%
A/C 6490-8961
Homer M. Osborne IRA
FCC as custodian
5 Patricia St.
Charleroi, PA  15022-9439

First Clearing Corporation                               43,305.63                    14.84%
A/C 2136-5224
Frederick E. Cassidy IRA
FCC as Custodian
2223 Carroll Street
Ashland, KY  41102-4739

First Clearing Corporation                               38,918.01                    13.34%
A/C 1375-8906
James J. Barry IRA Rollover
FCC as Custodian
8262 Washington Avenue
North Royalton, OH  44133-7207

First Clearing Corporation                               29,141.11                     9.99%
A/C 5843-8123
Mary Lou Mackebee IRA
FCC as Custodian
2601 Greenbo Blvd.
Flatwoods, KY  41139-1830

Burke Brothers, Inc. 401k                                47,647.89                    16.33%
John Dick
Rd #1
Weedville, PA  15868-9801


MONEY MARKET FUND                                    OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS H SHARES)                                                                       OWNED
----------------

First Clearing Corporation                               90,192.71                    99.81%
A/C 4819-4698
Ted A. Klott
971 Hillridge Rd
Reynoldsburg, OH  43068-1803


MONEY MARKET FUND                                    OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS I SHARES)                                                                       OWNED
----------------

National City Bank                                    2,393,913,122.78                65.12%
Operations Center
3rd Floor, North Annex
4100 W. 150th Street
Cleveland, OH  44135-1389

National City Bank                                     597,108,953.56                 16.24%
Trust Operations
Operations Center
3rd Floor, North Annex
4100 W. 150th Street
Cleveland, OH  44135-1389


OHIO MUNICIPAL MONEY MARKET FUND                    OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS A SHARES)                                                                       OWNED
----------------

National City Bank                                     54,760,561.47                  95.13%
FBO PCG/Retail Sweep Customer
770 W. Broad Street, Location 16-0347
Columbus, OH  43222-1419


OHIO MUNICIPAL MONEY MARKET FUND                   OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS I SHARES)                                                                      OWNED
----------------

National City Bank                                     176,582,487.19                 87.70%
Trust Operations
Operations Center
3rd Floor North Annex
4100 W. 150th Street
Cleveland, OH  44135-1389

NatCity Investments Inc.                               19,216,403.03                   9.54%
ATTN  Lisa Smith Operations Dept.
629 Euclid Ave., 13th Fl Loc 3131
Cleveland, OH  44114-2226


PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND            OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS A SHARES)                                                                     OWNED
----------------

Pennsylvania                                           26,037,000.00                  44.87%
FBO Corporate Autosweep Customers
c/o National City Bank of PA
300 Fourth Street 2-191
Pittsburgh, PA  15222-2003

Pennsylvania                                           28,090,909.36                  48.41%
National City Bank of Pennsylvania
FBO PCG/Retail Sweep Customers
Cash Management Operations
770 W. Broad Street 16-0347
Columbus, OH  43222-1419


PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND            OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS I SHARES)                                                                       OWNED
----------------

National City Bank                                     108,610,223.49                 93.63%
Trust Operations
Operations Center
3rd Floor North Annex
4100 W. 150th Street
Cleveland, OH  44135-1389


TAX EXEMPT MONEY MARKET FUND                         OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS A SHARES)                                                                       OWNED
----------------

National City MI/IL                                    15,975,594.42                   5.54%
FBO Corporate PCG/Retail Sweep Cust
Cash Management Operations
770 W. Broad Street Loc 16-0347
Columbus, OH  43222-1419

First Clearing Corporation                             144,643,051.08                 50.19%
P.O. Box 6629
Glen Allen, VA  23058-6629

Indiana                                                15,656,196.33                   5.43%
National City Bank of Indiana
FBO PCG/ Retail Sweep Customers
Cash Management Operations
770 W. Broad St. Loc 16-0347
Columbus, OH  43222-1419

National City Bank                                     41,776,671.04                  14.50%
FBO PCG/Retail Sweep Customers
770 W. Broad St.  Loc 16-0347
Columbus, OH  4322-1419

National City Bank                                     38,915,000.00                  13.50%
FBO Corporate Autosweep
7700 W Broad St.  Loc 16-0347
Columbus, OH  43222-1419

National City Bank                                    52,122,017.0100                 17.53%
FBO PCG/ Retail Sweep Customer
7700 W. Broad St.  Loc 16-0347
Columbus, OH  43222-1419


TAX EXEMPT MONEY MARKET FUND                         OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS B SHARES)                                                                       OWNED
----------------

SEI Investments Co                                         100.00                     100.00%
Attn:  Rob Silvestri
1 Freedom Valley Rd.
Oaks, PA  19456


TAX EXEMPT MONEY MARKET FUND                         OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS I SHARES)                                                                       OWNED
----------------

National City Bank                                     495,874,559.75                 84.74%
Operations Center
3rd Floor, North Annex
4100 W. 150th Street
Cleveland, OH  44135-1389

National City Bank                                     68,897,481.64                  11.77%
Trust Operations
Operations Center
3rd Floor, North Annex
4100 W. 150th Street
Cleveland, OH  44135-1389


TREASURY MONEY MARKET FUND                           OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS A SHARES)                                                                       OWNED
----------------

National City MI/IL                                     5,108,000.00                  23.09%
FBO Corporate Sweep Customer
Cash Management Operations
770 W. Broad Street  Loc 16-3047
Columbus, OH  43222-1419

Wheat First Securities                                 11,188,767.06                  50.57%
P.O. Box 6629
Glen Allen, VA  23058-6629

National City Bank                                      2,189,917.95                   9.90%
FBO Corporate autosweep
770 W. Broad St.  Loc 16-0347
Columbus, OH  43222-1419

National City Bank                                      1,696,000.00                   7.67%
FBO PCG/ Retail Sweep Customer
770 W. Broad St.  Loc 16-0347
Columbus, OH  43222-1419


TREASURY MONEY MARKET FUND                           OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS I SHARES)                                                                       OWNED
----------------

National City Bank                                     501,292,753.08                 98.07%
Operations Center
3rd Floor, North Annex
4100 W. 150th Street
Cleveland, OH  44135-1389


TREASURY PLUS MONEY MARKET FUND                      OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS A SHARES)                                                                       OWNED
----------------

Sarasota Sailing Squadron Inc.                           40,926.42                    32.70%
P.O. Box 1927
Sarasota, FL  34230-1927

Sarasota Sailing Squadron Inc.                           69,659.38                    55.66%
P.O. Box 1927
Sarasota, FL  34230-1927


TREASURY PLUS MONEY MARKET FUND                      OUTSTANDING SHARES     PERCENTAGE OF FUND SHARES
(CLASS I SHARES)                                                                       OWNED
----------------

National City Bank                                     17,305,965.68                   8.88%
Money Market Unit/ Loc 5312
4100 W. 150th Street
Cleveland, OH  44135-1389

National City Indiana                                  176,285,214.04                 90.44%
Trust Operations
Money Market Unit/ Loc 5312
P.O. Box 94777
Cleveland, OH  44101-4777

                                   APPENDIX A
                                   ----------

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM ISSUE CREDIT

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently more vulnerable to nonpayment than obligations in higher rating categories and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

         "+" or "-" may be appended to a rating other than "F1" to denote relative status within major rating categories.

         "NR" - indicates that Fitch does not rate the issuer or issue in question.

         "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends on sinking fund payments, but that is currently paying.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are-not addressed in the credit rating.

         "N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard and Poor's does not rate a particular obligation as a matter of policy.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category or to categories below "CCC."

         "NR" - indicates that Fitch does not rate the issuer or issue in question.

         "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         "Rating Watch" - Both long-term and short-term ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

                                   APPENDIX B
                                   ----------

                  As stated in the Prospectus, the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Equity Index, Tax Managed Equity and Balanced Allocation Funds (the "Funds") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wants to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the adviser believes that because of an anticipated rise in interest rates, the value will decline to
95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund may sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                    FORM N-1A
                                   ----------

                           PART C - OTHER INFORMATION


ITEM 23. EXHIBITS.


          (a) Declaration of Trust dated January 28, 1986 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on October 6, 1999 ("PEA No. 48").

               1. Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit a(1) to PEA No. 48.

               2. Amendment No. 2 to Declaration of Trust is incorporated herein by reference to Exhibit a(2) to PEA No. 48.

               3. Certificate of Classification of Shares reflecting the creation of Class A, Class B, Class C, Class D, Class E and Class F Shares of beneficial interest as filed with the Office of the Secretary of State of Massachusetts on September 30, 1985 is incorporated herein by reference to Exhibit a(3) to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on September 10, 1999 ("PEA No. 47").

               4. Certificate of Classification of Shares reflecting the creation of the Tax Exempt Portfolio (Trust) as filed with the Office of Secretary of State of Massachusetts on October 16, 1989 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 26 to Registrant's Registration Statement filed on May 15, 1996 ("PEA No. 26").

               5. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of Secretary of State of Massachusetts on December 11, 1989 is incorporated herein by reference to Exhibit 1(d) to PEA No. 26.

               6. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the

                    Office of the Secretary of State of Massachusetts on September 12, 1990 is incorporated herein by reference to
                    Exhibit 1(e) to PEA No. 26.

               7. Certificate of Classification of Shares reflecting the creation of Class L and Class L-Special Series 1 shares, Class M and Class M-Special Series 1 shares, Class N and Class N-Special Series 1 shares, Class O and Class O-Special Series 1 shares, and Class P and Class P-Special Series 1 shares representing interests in the National Tax Exempt Bond Fund, Equity Income Fund, Small Cap Value Fund (formerly known as the Mid Cap Regional Fund), Limited Maturity Bond (formerly known as the Enhanced Income Fund) and Total Return Advantage Fund, respectively, as filed with the Office of Secretary of State of Massachusetts on June 30, 1994 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

               8. Certificate of Classification of Shares reflecting the creation of Class Q and Class Q-Special Series 1 shares, Class R and Class R-Special Series 1 shares, Class S and Class S-Special Series 1 shares, and Class T and Class T-Special Series 1 shares representing interests in the Pennsylvania Tax Exempt Money Market Fund, Bond Fund (formerly known as the Intermediate Government Fund), GNMA Fund and Pennsylvania Municipal Bond Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on September 10, 1996 is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed on April 11, 1997 ("PEA No. 33").

               9. Certificate of Classification of Shares reflecting the creation of Class U and Class U-Special Series 1 shares, Class V and Class V-Special Series 1 shares and Class W and Class W-Special Series 1 shares representing interests in the International Equity, Equity Index and Core Equity Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 35 to Registrant's Registration Statement filed on July 22, 1997 ("PEA No. 35").

               10. Certificate of Classification of Shares reflecting the creation of Class X and Class X-Special Series 1 shares and Class Y and Class Y-Special Series 1 shares representing interests in the Small Cap Growth Fund and Real Return Advantage Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(i) to PEA No. 35.

               11. Certificate of Classification of Shares reflecting the creation of Special Series 2 Shares representing interests in the Money Market, Government Money Market, Treasury Money Market, Tax-Exempt Money Market, Equity Growth, Equity Income, Small Cap Value (formerly known as the Mid Cap Regional), Limited Maturity Bond (formerly known as the Enhanced Income), Total Return Advantage, Intermediate Bond (formerly known as the Fixed Income), Ohio Tax-Exempt Bond, National Tax-Exempt Bond, Pennsylvania Tax-Exempt Money Market, Bond (formerly known as the "Intermediate Government
                    Fund), GNMA, Pennsylvania Municipal Bond, International Equity, Equity Index, Core Equity, Small Cap Growth and Real Return Advantage Funds, as filed with the Office of the Secretary of State of Massachusetts on December 29, 1997 and with the City of Boston, Office of the City Clerk on December 26, 1997, is incorporated herein by reference to
                    Exhibit 1(j) to Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on September 18, 1998 ("PEA No 44").

               12. Certificate of Classification of Shares reflecting the creation of Class Z, Class Z - Special Series 1 and Class Z
                    - Special Series 2, Class AA, Class AA - Special Series 1 and Class AA - Special Series 2 Shares representing interests in the Tax Managed Equity and Balanced Allocation Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts and with the City of Boston, Office of the City Clerk on July 13, 1998 is incorporated herein by reference to Exhibit 1(k) to PEA No. 44.

               13. Certificate of Classification of Shares reflecting the creation of Class BB and Class BB - Special Series 1 shares in the Ohio Municipal Money Market Fund, as filed with the Office of the Secretary of State and with the City of Boston, Office of the City Clerk on September 15, 1998, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 43 to Registrant's Registration Statement filed on September 15, 1998 ("PEA No. 43").

               14. Certificate of Classification of Shares reflecting the creation of Special Series 3 Shares representing interests in the International Equity, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Money Market Funds is incorporated herein by reference to Exhibit a(14) to Post-Effective Amendment No. 53 to Registrant's

                    Registration Statement filed on September 29, 2000 ("PEA No. 53").

               15. Certificate of Classification of Shares representing interests in the Treasury Plus Money Market, U.S. Government Income, Mid Cap Growth and Michigan Municipal Bond Funds is incorporated herein by reference to Exhibit a(15) to PEA No. 53.

               16. Certificate of Classification of Shares reflecting the creation of Class MM, Class MM-Special Series 1, Class MM-Special Series 2 and Class MM-Special Series 3 Shares representing interests in the Strategic Income Bond Fund is incorporated herein by reference to Exhibit a(16) to PEA No. 53.

               17. Certificate of Classification of Shares reflecting the creation of Class NN, Class NN-Special Series 1, Class NN-Special Series 2, Class NN-Special Series 3, Class OO, Class OO-Special Series 1, Class OO-Special Series 2 and Class OO-Special Series 3 shares representing interests in the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit a(17) to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed on December 15, 2000 ("PEA No. 54").

               18. Certificate of Classification of Shares reflecting the creation of Class PP, Class PP - Special Series 1, Class PP
                    - Special Series 2 and Class PP - Special Series 3 shares representing interests in the Micro Cap Value Fund is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A filed on December 21, 2001.

               19. Certificate of Classification of Shares reflecting the creation of Special Series 4 Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Ultra, Large Cap Value, Micro Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, GNMA, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, U.S. Government Income, Michigan Municipal Bond, National Tax-Exempt Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax-Exempt Money Market, Tax-Exempt Money Market, Treasury Money Market, Treasury Plus Money Market and Strategic Income Bond Funds is incorporated herein by reference to Exhibit a(19) to Post Effective

                    Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed on January 29, 2002.


               20. Certificate of Classification of Shares reflecting the creation of Class QQ, Class QQ-Special Series 1, Class QQ-Special Series 2, Class QQ-Special Series 3, Class QQ-Special Series 4 and Class RR shares representing interests in the Armada High Yield Bond Fund and Armada Low Fee Money Market Fund is incorporated herein by reference to Exhibit (a)(20) to is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 6163 to Registrant's Registration Statement filed on April 12, 2002 ("PEA No. 61") June 21, 2002 ("PEA No. 63").

               21. Certificate of Classification of Shares reflecting the creation of Class SS, Class SS-Special Series 1, Class SS-Special Series 2, Class SS-Special Series 3 and Class SS-Special Series 4 shares representing interests in the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (a)(21) to PEA No. 63.

               22. Certificate of Classification of Shares reflecting the creation of Class TT-UA Series 1, Class TT-UA Series 2, Class UU-UA Series 1, Class UU-UA Series 2, Class VV-UA Series 1, Class VV-UA Series 2, Class WW-UA Series 1, Class WW-UA Series 2, Class XX-UA Series 1, Class XX-UA Series 2, Class YY-UA Series 1, Class YY-UA Series 2, Class ZZ-UA Series 1, Class ZZ-UA Series 2, Class AAA-UA Series 1, Class AAA-UA Series 2, Class BBB-UA Series 1, Class BBB-UA Series 2, Class CCC-UA Series 1, Class CCC-UA Series 2, Class DDD-UA Series 1 and Class DDD-UA Series 2 shares representing interests in the UA Series of Funds of Armada is incorporated herein by reference to Exhibit (a)(22) to PEA No. 63.


          (b) Code of Regulations as approved and adopted by Registrant's Board of Trustees on January 28, 1986 is incorporated herein by reference to Exhibit (b) to PEA No. 48.

               1. Amendment No. 1 to Code of Regulations is incorporated herein by reference to Exhibit b(1) to PEA No. 48.

               2. Amendment No. 2 to Code of Regulations as approved and adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit 2(b) to PEA No. 35.

               3. Amendment No. 3 to Code of Regulations as adopted by Registrant's Board of Trustees on August 5, 1998 is incorporated herein by reference to Exhibit b(3) to Post-Effective Amendment

                    No. 52 to Registrant's Registration Statement filed on July 18, 2000 ("PEA No. 52").

               4. Amendment No. 4 to Code of Regulations as adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit b(4) to PEA No. 52.

          (c) See Article V, Section 5.1, and Article V, Section 5.4, of Registrant's Declaration of Trust, which is incorporated herein by reference as Exhibit (a) to PEA No. 48.

          (d) 1. Advisory Agreement for the Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market, National Tax Exempt Bond, Intermediate Bond, GNMA, Bond, Equity Growth, Equity Income, Small Cap Value, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds between Registrant and National City Bank, dated November 19, 1997 is incorporated herein by reference to Exhibit 5(a) to PEA No. 44.

               2. First Amendment dated March 1, 2001 to the Advisory Agreement for the Money Market, Treasury Money Market, Government, Tax Exempt, Pennsylvania Tax Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Equity Income, MidCap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds between Registrant and National City Bank dated November 19, 1997 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on July 18, 2001 ("PEA No. 57").

               3. Interim Advisory Agreement for the Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(b) to PEA No. 44.

               4. Interim Advisory Agreement for the Core Equity Fund between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(c) to PEA No. 44.

               5. New Advisory Agreement for the Core Equity, Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit 5(d) to PEA No. 44.

               6. First Amendment dated June 9, 2000 to the Advisory Agreement for the Core Equity, Enhanced Income and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit (d)(6) to PEA No. 57.

               7. Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds between Registrant and National City Bank dated April 9, 1998 is incorporated herein by reference to Exhibit 5(m) Post-Effective Amendment No. 43 filed on July l, 1998 ("PEA No. 42").

               8. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998, is incorporated herein by reference to Exhibit h(8) to Post-Effective Amendment No. 46 to Registrant's Registration Statement filed on July 15, 1999 ("PEA No. 46").

               9. Advisory Agreement for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds between Registrant and National City Investment Management Company dated June 9, 2000 is incorporated herein by reference to Exhibit d(8) to PEA No. 53.

               10. Form of Advisory Agreement for the Strategic Income Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit d(9) to PEA No. 52.

               11. Advisory Agreement for the Aggressive Allocation and Conservative Allocation Funds dated March 5, 2000 between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(11) to PEA No. 57.


               12. Advisory Agreement dated June 28, 2002 for the Small/Mid Cap Value Fund between Registrant and National City Investment Management Company.

               13. Form of Advisory Agreement for the Armada High Yield Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(13) to PEA No. 63.

               14. Form of Advisory Agreement for the Armada Short Duration Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(14) to PEA No. 63.

               15. Form of Advisory Agreement for the UA Series of Funds including UA Emerging Markets Fund, UA International Equity Fund, UA Large Cap Ultra Fund, UA Large Cap Value Fund, UA Real Estate Fund, UA Small Cap Growth Fund, UA Small/Mid Cap Value Fund, UA High Yield Bond Fund, UA Short Duration Bond Fund, UA U.S. Government Income Fund and UA Money Market Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(15) to PEA No. 63.


          (e) Distribution Agreement between Registrant and SEI Investments Distribution Co., dated May 1, 1998 is incorporated herein by reference to Exhibit (6) to PEA No. 44.

          (f)       None.


          (g)  1.   Custodian Services Agreement between Registrant and National
                    City Bank, dated November 7, 1994 is incorporated herein by reference to Exhibit g(1) to PEA No. 48.

               2. Sub-Custodian Agreement between National City Bank and The Bank of California, National Association, dated November 7, 1994 is incorporated herein by reference to Exhibit g(2) to PEA No. 48.


               3. Exhibit A dated June 28, 2002 to the Custodian Services Agreement dated November 7, 1994.


               4. Amended and Restated Foreign Custody Monitoring Agreement dated May 24, 2001 between Registrant and National City Bank is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 58 to Registrant's Registration Statement filed on September 28, 2001 ("PEA No. 58").

          (h)  1.   Co-Administration Agreement among Registrant, SEI
                    Investments Mutual Funds Services and National City Bank, dated August 15, 2000, effective as of August 1, 2000 is incorporated herein by reference to Exhibit h(1) to PEA No.
                    54.


               2. Exhibit A dated June 28, 2002 to the Co-Administration and Accounting Services Agreement among Registrant, SEI

                    Investments Mutual Funds Services and National City Bank, dated August 15, 2000, effective as of August 1, 2000.


               3. First Amendment dated March 1, 2002 to the Co-Administration Agreement between Registrant, SEI Investments Mutual Funds Services and National City Bank.

               4. Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between Registrant and State Street Bank and Trust Company, dated March 1, 1997, is incorporated herein by reference to Exhibit 9(d) to PEA No. 33.

               5. Form of Addendum No. 1 to Amended and Restated Transfer Agency and Dividend Disbursement Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 9(d) to PEA No. 41.

               6. Letter amendment, dated March 26, 1999, to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997 is incorporated herein by reference to Exhibit No. h(7) to PEA No. 52.

               7. Amendment dated June 16, 2000 to Transfer Agency and Service Agreement dated March 1, 1997 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit h(5) to PEA No. 53.

               8. Amendment dated February 12, 2001 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(7) to PEA No. 57.

               9. Amendment dated March 1, 2001 to the Transfer Agency and Service Agreement with State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(8) to PEA No. 57.


               10. Schedules A dated June 28, 2002 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997.

               11. Shareholder Services Plan adopted by the Board of Trustees on February 15, 1997, as revised on November 27, 2001 is incorporated herein by reference to Exhibit (h)(9) to PEA No. 61.

               12. Shareholder Services Plan for Class 2 Shares approved by the Board of Trustees on May 16, 2002 is incorporated herein by reference to Exhibit (h)(11) to PEA No. 63.

               13. Form of Servicing Agreement is incorporated herein by reference to Exhibit (h)(10) to PEA No. 61.

               14. Form of Servicing Agreement for Class 2 Shares is incorporated herein by reference to Exhibit (h)(12) to PEA No. 63.

               15. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998 is incorporated herein by reference to Exhibit h(8) to PEA No. 46.

          (i) Opinion of Drinker Biddle and Reath LLP as counsel to Registrant dated June 21, 2002 is incorporated herein by reference to Exhibit (i)(2) to PEA No. 63.


          (j)  (1)  Consent of Drinker Biddle & Reath LLP.

               (2)  Consent of Ernst & Young LLP (to be filed by Amendment).


          (k)  None.

          (l) 1. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. dated January 28, 1986 is incorporated herein by reference to Exhibit l(1) to PEA No. 48.

               2. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit l(2) to PEA No. 48.

               3. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit l(3) to PEA No. 48.

               4. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit l(4) to PEA No. 48.

               5. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit l(5) to PEA No. 48.

               6. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit 1(6) to PEA No. 48.

               7. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit l(7) to PEA No. 48.

               8. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit l(8) to PEA No. 48.

               9. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit l(9) to PEA No. 48.

               10. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit l(10) to PEA No. 48.

               11. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to PEA No. 33.

               12. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

               13. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to
                    Exhibit 13(l) to PEA No. 33.

               14. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

               15. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to PEA No. 36.

               16. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U - Special Series 1) is incorporated herein by reference to Exhibit l(16) to PEA No. 52.

               17. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit 1(17) to PEA No. 53.

               18. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Real Return Advantage Fund is incorporated herein by reference to
                    Exhibit 13(q) to PEA No. 33.

               19. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

               20. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit 1(20) to PEA No. 53.

               21. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit l(21) to PEA No. 53.

               22. Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB - Special Series 1) is incorporated herein by reference to Exhibit l(22) to PEA No. 52.

               23. Purchase Agreement dated April 9, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit l(23) to PEA No. 52.

               24. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International

                    Equity Fund (Class U) is incorporated herein by reference to Exhibit l(24) to PEA No. 52.

               25. Purchase Agreement dated January 2, 1998 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit l(25) to PEA No. 52.

               26. Purchase Agreement dated January 11, 2000 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to
                    Exhibit 1(26) to PEA No. 53.

               27. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Strategic Income Bond Fund (Class MM, Class MM - Special Series 1, Class MM - Special Series 2 and Class MM - Special Series 3) is incorporated herein by reference to Exhibit l(26) to PEA No. 52.

               28. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit (l)(28) to PEA No. 61.


               29. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small/Mid Cap Value Fund.

               30. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada High Yield Bond Fund is incorporated herein by reference to Exhibit (l)(30) to PEA No. 63.

               31. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (l)(31) to PEA No. 63.


               32. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the UA Series of

                    Funds is incorporated herein by reference to Exhibit (l)(32) to PEA No. 63.


          (m)  1.   Service and Distribution Plan for the A (formerly, Retail)
                    and I (formerly, Institutional) Share Classes is incorporated herein by reference to Exhibit 15(a) to PEA No.
                    38.

               2. B Shares Distribution Plan is incorporated herein by reference to Exhibit m(2) to PEA No. 58.

               3. C Shares Distribution Plan is incorporated herein by reference to Exhibit m(3) to PEA No. 58.

               4. H Shares Distribution Plan is incorporated herein by reference to Exhibit m(4) to PEA No. 59.


               5. Class 1 Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(5) to PEA No. 63.

               6. Class 2 Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(6) to PEA No. 63.

          (n) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System, as revised May 16, 2002 is incorporated herein by reference to Exhibit (n) to PEA No. 63.

                    (p) 1. Code of Ethics of Armada Funds and the Armada Advantage Fund is incorporated herein by reference to Exhibit (p)(1) to PEA No. 63.

               2. Code of Ethics of SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (p)(2) to PEA No. 63.

               3. Code of Ethics of National City Investment Management Company is incorporated herein by reference to Exhibit
                    (p)(3) to PEA No. 53.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Registrant is controlled by its Board of Trustees.

ITEM 25. INDEMNIFICATION.

         Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Article 6 of the Distribution Agreement, incorporated by reference as Exhibit (e) hereto, and Sections 12 and 6, respectively, of the Custodian Services and Transfer Agency and Service Agreements, incorporated by reference as Exhibits g(1) and h(3) hereto. In Article 6 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

         In addition, Section 9.3 of Registrant's Declaration of Trust dated January 28, 1986, incorporated by reference as Exhibit (a) hereto, provides as follows:

               9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this
               Section 9.3, provided that the indemnified person shall have provided a secured written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

               The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Section 12 of Registrant's Custodian Services Agreement provides as follows:

               12. INDEMNIFICATION. The Trust, on behalf of each of the Funds, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from any action which the Custodian takes or does not take (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral or Written Instructions. Neither the Custodian, nor any of its nominees, shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of the Custodian's or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

               In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in respect of the Trust or any Fund in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the relevant Fund or the Trust shall be security therefor.

         Section 6 of Registrant's Transfer Agency Agreement provides as follows:

               6.   INDEMNIFICATION

               6.1 The Bank shall not be responsible for, and the Fund shall on behalf of the applicable Portfolio indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

                    (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

                    (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

                    (c) The reliance on or use by the Bank or its agents or subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

                    (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Fund on behalf of the applicable Portfolio.

                    (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

                    (f) The negotiations and processing of checks made payable to prospective or existing Shareholders tendered to the Bank for the purchase of Shares, such checks are commonly known as "third party checks."

               6.2 At any time the Bank may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank under this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund on behalf of the applicable Portfolio for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel (provided such counsel is reasonably satisfactory to the Fund). The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. The Bank, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

               6.3 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

               6.4 In order that the indemnification provisions contained in this Section 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Bank, the Bank shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Bank in the defense of such claim or to defend against said claim in its own name or in the name of the Bank. The Bank shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Bank except with the Fund's prior written consent.

         Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          (a) Investment Adviser: National City Investment Management Company ("IMC")

         IMC performs investment advisory services for Registrant and certain other investment advisory customers. IMC is an indirect wholly owned subsidiary of National City Corporation (the "Corporation"). In 1998, the Corporation consolidated its mutual fund investment management operations under IMC, a registered investment adviser. As of August 5, 1998, IMC assumed National City Bank's rights, responsibilities, liabilities and obligations under its Advisory Agreements with the Registrant relating to each of the Funds, its Sub-Advisory Agreement with National Asset Management Corporation relating to the Core Equity Fund and the Total Return Advantage Fund, and its Sub-Administration Agreement with SEI Fund Resources relating to each of the Funds, which Sub-Administration Agreement is no longer in effect. As of August 1, 1998, Wellington Management Company LLP ceased serving as the sub-adviser to the Small Cap Growth Fund under a sub-advisory agreement with National City Bank and the Small Cap Growth Team of IMC began making the investment decisions for the Fund. As of April 18, 2001, National Asset Management Corporation ceased serving as the sub-adviser to the Core Equity and Total Return Advantage Funds and the Equity Team and Taxable Fixed Income Team of IMC began making the investment decisions of the Core Equity Fund and Total Return Advantage Fund, respectively.

         To the knowledge of Registrant, none of the directors or officers of IMC, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the Corporation, which owns all the outstanding stock of National City Bank of Michigan/Illinois (formerly, First of America Bank, N.A.), which in turn owns all the outstanding stock of IMC, or other subsidiaries of the Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of IMC who are engaged in any other business, profession, vocation or employment of a substantial nature.


                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY



                           Position with
                           National
                           City Investment
                           Management                Other Business             Type of
Name                       Company                   Connections                Business
----                       ----------------          --------------             --------
Paul Clark                 Chairman                  National City Bank         Bank affiliate

Kathleen T. Barr           Director/Managing         National City Bank         Bank affiliate
                           Director


Joseph C. Penko            Vice President/           National City Bank         Bank affiliate
                           Treasurer/ Director


                           Position with
                           National
                           City Investment
                           Management                Other Business             Type of
Name                       Company                   Connections                Business
----                       ----------------          --------------             --------
                           of Compliance and
                           Finance

Donald L. Ross             Director, President,      National City Bank         Bank affiliate
                           Chief Investment
                           Officer and Managing
                           Director

Sandra I. Kiely            Managing Director and     National City Bank         Bank affiliate
                           Chief Administrative
                           Officer

Timothy F. McDonough       Managing Director        National City Bank         Bank affiliate




ITEM 27. PRINCIPAL UNDERWRITER.

                    (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment advisor.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

                             SEI Daily Income Trust
                             SEI Liquid Asset Trust
                              SEI Tax Exempt Trust
                                 SEI Index Funds
                         SEI Institutional Managed Trust
                      SEI Institutional International Trust
                         The Advisors' Inner Circle Fund
                                STI Classic Funds
                                 The Arbor Fund
                               Bishop Street Funds
                           STI Classic Variable Trust
                           SEI Asset Allocation Trust
                       SEI Institutional Investments Trust
                                 HighMark Funds
                                Expedition Funds
                              Oak Associates Funds

                              The Nevis Fund, Inc.
                                CNI Charter Funds
                            The Armada Advantage Fund
                               Amerindo Funds Inc.
                          SEI Insurance Products Trust
                                 Pitcairn Funds
                             First Focus Funds, Inc.
                            JohnsonFamily Funds, Inc.
                                  The MDL Funds
                                  iShares Inc.
                                  iShares Trust
                        Causeway Capital Management Trust


          The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

                    (b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the principal business address of each director or officer is Oaks, PA 19456.


                                           Position and Office                       Positions and Offices
Name                                        with Underwriter                            with Registrant
----                                        ----------------                            ---------------
Alfred P. West, Jr.             Director, Chairman of the Board of                            --
                                Directors
Richard B. Lieb                 Director, Executive Vice President                            --
Carmen V. Romeo                 Director                                                      --
Mark J. Held                    President & Chief Operating Officer                           --
Dennis J. McGonigle             Executive  Vice President                                     --
Robert M. Silvestri             Chief Financial Officer & Treasurer                           --
Carl A. Guarino                 Senior Vice President                                         --
Jack May                        Senior Vice President                                         --
Kevin P. Robins                 Senior Vice President                                         --
Patrick K. Walsh                Senior Vice President                                         --
Wayne M. Withrow                Senior Vice President                                         --
Robert Aller                    Vice President                                                --
Todd Cipperman                  Senior Vice President & General Counsel                       --
Robert Crudup                   Vice President & Managing                                     --


                                           Position and Office                       Positions and Offices
Name                                        with Underwriter                            with Registrant
----                                        ----------------                            ---------------
                                Director
Richard A. Deak                 Vice President & Assistant Secretary                          --
Barbara Doyne                   Vice President                                                --
Jeff Drennen                    Vice President                                                --
Scott W. Dellorfano             Vice President & Managing Secretary                           --
Vic Galef                       Vice President & Managing Director                            --
Lydia A. Gavalis                Vice President & Assistant Secretary                          --
Greg Gettinger                  Vice President & Assistant Secretary                          --
Kathy Heilig                    Vice President                                                --
Bridget Jensen                  Vice President                                                --
Jeff Jacobs                     Vice President                                                --
Ellen Marquis                   Vice President                                                --
Samuel King                     Vice President                                                --
Kim Kirk                        Vice President & Managing Director                            --
John Krzeminski                 Vice President & Managing Director                            --
Christine M. McCullough         Vice President & Assistant Secretary                          --
Carolyn McLaurin                Vice President & Managing Director                            --
John D. Anderson                Vice President & Managing Director                            --
Mark Nagle                      Vice President                                                --
Joanne Nelson                   Vice President                                                --
Karen LaTourette                Secretary
Rob Redican                     Vice President                                                --
Maria Rinehart                  Vice President                                                --
Daniel Spaventa                 Vice President                                                --
Steven A. Gardner               Vice President & Managing Director                            --
Sherry K. Vetterlein            Vice President & Assistant Secretary                          --
Lori L. White                   Vice President & Assistant Secretary                          --
Timothy D. Barto                Vice President & Assistant Secretary                  Assistant Treasurer
William E. Zitelli, Jr.         Vice President & Assistant Secretary                          --


                                           Position and Office                       Positions and Offices
Name                                        with Underwriter                            with Registrant
----                                        ----------------                            ---------------
Scott C. Fanatico               Vice President & Managing Director                            --
John Kirk                       Vice President & Managing Director                            --
Alan H. Lauder                  Vice President & Managing Director                            --
Paul Lonergan                   Vice President & Managing Director                            --
Steve Smith                     Vice President                                                --
Kathryn L. Stanton              Vice President                                                --


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

          (a) National City Investment Management Company ("IMC"), 1900 East Ninth Street, Cleveland, Ohio, 44114-3484; and National City Bank, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135; (records relating to their functions as investment adviser and custodian); and National City Bank, Columbus Plaza, 155 E. Broad Street, Columbus, Ohio 43251 (records relating to IMC's former function as investment adviser to the predecessor Parkstone Group of Funds).

          (b) SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as distributor, accounting agent and Co. administrator).

          (c) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

          (d) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function as transfer agent).


ITEM 29.  MANAGEMENT SERVICES.

          Inapplicable.

ITEM 30.  UNDERTAKINGS.

          None.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 64 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 30th day of July, 2002.


                                        ARMADA FUNDS
                                        Registrant


                                        *Robert D. Neary
                                        ---------------------------------------
                                        Trustee and Chairman of the Board
                                        Robert D. Neary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 64 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                   Title                                           Date
---------                                   -----                                           ----
/s/ Chris Salfi                             Treasurer                                   July 30, 2002
---------------------
 Chris Salfi

*John F. Durkott                            Trustee                                     July 30, 2002
---------------------
 John F. Durkott

*Robert J. Farling                          Trustee                                     July 30, 2002
---------------------
 Robert J. Farling

*Richard W. Furst                           Trustee                                     July 30, 2002
---------------------
 Richard W. Furst

*Gerald Gherlein                            Trustee                                     July 30, 2002
---------------------
Gerald Gherlein

*Herbert Martens                            President and Trustee                       July 30, 2002
---------------------
Herbert Martens

* Robert D. Neary                           Trustee and Chairman                        July 30, 2002
---------------------                       of the Board
 Robert D. Neary

* J. William Pullen                         Trustee                                     July 30, 2002
---------------------
 J. William Pullen



*By:  /s/ W. Bruce McConnel
     -----------------------------
          W. Bruce McConnel
          Attorney-in-Fact

                                  ARMADA FUNDS

                            CERTIFICATE OF SECRETARY


         The following resolution was duly adopted by the Board of Trustees of Armada Funds on May 16, 2002 and remains in effect on the date hereof:


                 FURTHER RESOLVED, that the trustees and officers of Armada required to execute any amendment to Armada's Registration Statement be, and hereby are, authorized to execute a power of attorney appointing Herbert R. Martens, Jr. and W. Bruce McConnel, III, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and to do in the name and on behalf of said officers, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each or any of said officers might or could do in person.



                                        ARMADA FUNDS



                                        By: /s/ W. Bruce McConnel
                                           -------------------------------------
                                           W. Bruce McConnel
                                           Secretary


Dated:  July 30, 2002

                                  ARMADA FUNDS


                                POWER OF ATTORNEY
                                -----------------


         Know All Men by These Presents, that the undersigned, Robert D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ Robert D. Neary
-------------------
Robert D. Neary

                                  ARMADA FUNDS


                                POWER OF ATTORNEY
                                -----------------


         Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ John F. Durkott
-------------------
John F. Durkott

                                  ARMADA FUNDS


                                POWER OF ATTORNEY
                                -----------------


         Know All Men by These Presents, that the undersigned, Richard W. Furst, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ Richard W. Furst
--------------------
Richard W. Furst

                                  ARMADA FUNDS


                                POWER OF ATTORNEY
                                -----------------


         Know All Men by These Presents, that the undersigned, Robert J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/s/ Robert J. Farling
---------------------
Robert J. Farling

                                  ARMADA FUNDS


                                POWER OF ATTORNEY
                                -----------------


         Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ J. William Pullen
---------------------
J. William Pullen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY
                                -----------------


         Know All Men by These Presents, that the undersigned, Herbert R. Martens, Jr. , hereby constitutes and appoints W. Bruce McConnel, III, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED:  September 17, 1997



/s/ Herbert R. Martens, Jr.
---------------------------
Herbert R. Martens, Jr.

                                  ARMADA FUNDS


                                POWER OF ATTORNEY
                                -----------------


         Know All Men by These Presents, that the undersigned, Gerald L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/s/ Gerald L. Gherlein
----------------------
Gerald L. Gherlein

                                  EXHIBIT INDEX
                                  -------------


(d)(12) Advisory Agreement dated June 28, 2002 between Registrant and National City Investment Management Company relating to the Small/Mid Cap Value Fund.

(g)(3) Exhibit A dated June 28, 2002 to the Custodian Services Agreement dated November 7, 1994.

(h)(2) Exhibit A dated June 28, 2002 to the Co-Administration and Accounting Services Agreement among Registrant, SEI Investments Mutual Funds Services and National City Bank, dated August 15, 2000, effective as of August 1, 2000.

(h)(10) Schedules A dated June 28, 2002 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997.

(j)               Consent of Drinker Biddle & Reath LLP.

(l)(2) Purchase Agreement dated June 28, 2002 between Registrant and SEI Investments Distribution Company relating to the Small/Mid Cap Value Fund.